              As filed with the Securities and Exchange Commission

                              on December 21, 1995

                       Registration No. 33-89742; 811-8982

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ ]

                      Post-Effective Amendment No. 2                    [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                                Amendment No. 4                         [X]

                        (Check appropriate box or boxes)
                            ------------------------
                          NATIONS FUND PORTFOLIOS, INC.
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:
   Robert M. Kurucza, Esq.                            Carl Frischling, Esq.
   Marco E. Adelfio, Esq.                             Kramer, Levin, Naftalis,
   Morrison & Foerster                                  Nessen, Kamin & Frankel
   2000 Pennsylvania Ave., N.W.                       919 3rd Avenue
   Suite 5500                                         New York, New York 10022
   Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):
    [X] Immediately upon filing pursuant     [ ] on __________, pursuant
        to Rule 485(b), or                       to Rule 485(b), or
    [ ] 60 days after filing pursuant        [ ] on __________, pursuant
        to Rule 485(a), or                       to Rule 485(a).
    [ ] 75 days after filing pursuant to     [ ] on (date) pursuant to
        paragraph (a)(2)                         paragraph (a)(2) of rule 485

The Registrant hereby elects to register an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended.

This document  contains a total of ____ pages.  The Exhibit Index begins on page
___.

                                EXPLANATORY NOTE

        Nations Fund Portfolios, Inc. is filing this Post-Effective Amendment in order to include financial information for the Trust A Shares, Investor A Shares, Investor C Shares and Investor N Shares of the Nations Global Government Income Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund to satisfy an undertaking in these Funds' initial Registration Statement to file unaudited financial statements within four to six months.

                          NATIONS FUND PORTFOLIOS, INC.
                              CROSS REFERENCE SHEET



Part A
Item No.                                                               Prospectus

  1.   Cover Page ................................................     Cover Page

  2.   Synopsis ..................................................     Expenses Summary

  3.   Condensed Financial
       Information ................................................    How Performance is Shown

  4.   General Description of
       Registrant .................................................    Cover Page; Objectives; How
                                                                       Objectives are Pursued; Organization and
                                                                       History

  5.  Management of the Fund .....................................     How the Funds are Managed

  6.  Capital Stock and Other
      Securities .................................................     How to Buy Shares; How the Funds
                                                                       Value Their Shares; How Dividends and
                                                                       Distributions are Made; Tax Information
  7.  Purchase of Securities Being
      Offered ....................................................     Cover Page; How to Buy Shares

  8.  Redemption or Repurchase ...................................     How to Redeem Shares

  9.  Legal Proceedings ..........................................     Inapplicable

Part B
Item No.

10.   Cover Page..................................................     Cover Page

11.   Table of Contents...........................................     Table of Contents

12.   General Information and
      History.....................................................     Investment Advisory, Administration,
                                                                       Custody, Transfer Agency,
                                                                       Shareholder Servicing and
                                                                       Distribution Agreements -- The
                                                                       Company and its Common Stock


13.   Investment Objectives and
      Policies....................................................     Additional Information on Fund
                                                                       Investments

14.   Management of the Registrant................................     Directors and Officers


15.   Control Persons and Principal
      Holders of Securities.......................................     Miscellaneous -- Certain Record
                                                                       Holders

16.   Investment Advisory and Other
      Services....................................................     Investment Advisory, Administration,
                                                                       Custody, Transfer Agency,
                                                                       Shareholder Servicing and
                                                                       Distribution Agreements

17.   Brokerage Allocation .......................................     Fund Transactions and Brokerage
                                                                       -- General Brokerage Policy


18.   Capital Stock and Other
      Securities..................................................     Investment Advisory, Administration,
                                                                       Custody, Transfer Agency,
                                                                       Shareholder Servicing and
                                                                       Distribution Agreements -- The
                                                                       Company and its Common Stock


19.   Purchase, Redemption and Pricing
      of Securities Being Offered.................................     Net Asset Value -- Purchases
                                                                       and Redemptions


20.   Tax Status..................................................     Additional Information Concerning
                                                                       Taxes

21.   Underwriters................................................     Investment Advisory, Administration,
                                                                       Custody, Transfer Agency,
                                                                       Shareholder Servicing and
                                                                       Distribution Agreements --
                                                                       Distributor


22.   Calculation of Performance Data.............................     Additional Information on
                                                                       Performance


23.   Financial Statements........................................     Independent Accountants and
                                                                       Reports





Part C
Item No.                                            Other Information

                                                    Information required to be
                                                    included in Part C is set
                                                    forth under the appropriate
                                                    Item, so numbered, in Part C
                                                    of this Document

                         NATIONS FUND PORTFOLIOS, INC.
                       Supplement dated December 20, 1995
                     to Prospectus dated September 30, 1995
                              FINANCIAL HIGHLIGHTS
                                  (Unaudited)
       The Prospectus for the Trust A Shares of the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund is hereby supplemented as follows:

                                                          Nations            Nations          Nations
                                                      Emerging Markets    Pacific Growth    Global Govt.
                                                            Fund               Fund         Income Fund
                                                        Period Ended       Period Ended     Period Ended
                                                         9/30/95*#          9/30/95*#         9/30/95*
For a Share Outstanding Throughout the Period
Net asset value, beginning of period...............       $  10.00           $  10.00         $  10.00
Net investment income/(loss)##.....................          (0.00)**            0.01             0.13
Net realized and unrealized gain/(loss) on
  investments......................................          (0.12)             (0.30)            0.04
Net increase/(decrease) in net assets resulting
  from investment operations.......................          (0.12)             (0.29)            0.17
Distributions:
  Dividends from net investment income.............            N/A                N/A            (0.13)
  Total Distributions..............................            N/A                N/A            (0.13)
Net asset value, end of period.....................       $   9.88           $   9.71         $  10.04
Total return++.....................................          (1.20)%            (2.90)%           1.69%
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's).............       $ 14,529           $ 28,727         $ 20,402
  Ratio of operating expenses to average net
     assets........................................           1.90%+             1.70%+           1.30%+
  Ratio of net investment income/(loss) to average
     net assets....................................          (0.03)%+            0.15%+           5.61%+
  Portfolio turnover rate..........................             10%                 3%             104%

 * The Fund's Trust A Shares commenced operations on June 30, 1995.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

PROSPECTUS
TRUST A SHARES
SEPTEMBER 30, 1995

MONEY MARKET FUNDS
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market
    Fund
Nations Tax Exempt Fund


EQUITY FUNDS
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund


BALANCED FUND
Nations Balanced Assets Fund

BOND FUNDS
Nations Short-Intermediate Government
    Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Mortgage-Backed Securities
    Fund
Nations Global Government
    Income Fund
Nations Municipal Income Fund

Nations Short-Term Municipal Income
    Fund
Nations Intermediate Municipal
    Bond Fund
Nations Florida Intermediate Municipal
    Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal
    Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
    Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate
    Municipal Bond Fund
Nations North Carolina Municipal Bond
    Fund
Nations South Carolina Intermediate
    Municipal Bond Fund
Nations South Carolina Municipal Bond
    Fund
Nations Tennessee Intermediate
    Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal
    Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal
    Bond Fund
Nations Virginia Municipal Bond Fund

(Nations Fund Logo Appears Here)


Investment Adviser: NationsBank, N.A. (Carolinas)
Distributor: Stephens Inc.

Prospectus

                                      TRUST A SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the forty investment portfolios listed in the column to the right (each a "Fund"), of the Nations Fund Family ("Nations Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of each Fund -- Trust A Shares.
The Nations Disciplined Equity Fund was formerly called "Nations Special Equity Fund."

THE NATIONS PRIME FUND, NATIONS TREASURY FUND,
NATIONS GOVERNMENT MONEY MARKET FUND AND NATIONS TAX
EXEMPT FUND (THE "MONEY MARKET FUNDS") SEEK TO
MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE.
INVESTMENTS IN THESE FUNDS ARE NEITHER INSURED NOR
GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE
NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO
MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
SHARE.

This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Trust A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios dated September 30, 1995, September 30,
1995 and July 1, 1995, respectively, are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

MONEY MARKET FUNDS:
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund
Nations Tax Exempt Fund

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund

BALANCED FUND:
Nations Balanced Assets Fund

BOND FUNDS:
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Mortgage-Backed Securities Fund
Nations Global Government Income Fund
Nations Municipal Income Fund
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Florida Intermediate Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund
Nations South Carolina Municipal Bond Fund
Nations Tennessee Intermediate
  Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal Bond Fund
Nations Virginia Municipal Bond Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-626-2275
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    (Nations Fund Logo Appears
                                                     Here)

                            Table  Of  Contents
About The Funds


                            Expenses Summary                                   3

                            Financial Highlights                               8

                            Objectives                                        29

                            How Objectives Are Pursued                        32

                            How Performance Is Shown                          47

                            How the Funds Are Managed                         49

                            Organization and History                          54

About Your
Investment


                            How to Buy Shares                                 56

                            How to Redeem Shares                              56

                            How the Funds Value Their Shares                  57

                            How Dividends and Distributions Are Made;
                            Tax Information                                   57

                            Appendix A -- Portfolio Securities                60

                            Appendix B -- Description of Ratings              69


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About the Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Trust A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

NATIONS FUND MONEY MARKET FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                                                            Nations         Nations
                                                                                                          Government          Tax
                                                                       Nations Prime       Nations       Money Market        Exempt
                                                                           Fund         Treasury Fund        Fund             Fund

Sales Load Imposed on Purchases                                                None             None             None          None
Deferred Sales Load                                                            None             None             None          None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                                               .14%             .17%             .16%          .17%
All Other Expenses                                                             .16%             .13%             .14%          .13%
Total Operating Expenses1                                                      .30%             .30%             .30%          .30%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND EQUITY/BALANCED FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                     Nations
                                                    Nations          Equity           Nations          Nations         Nations
                                                     Value           Income        International      Emerging      Pacific Growth
                                                     Fund             Fund          Equity Fund     Markets Fund         Fund
Sales Load Imposed on Purchases                      None             None             None             None            None
Deferred Sales Load                                  None             None             None             None            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                     .75%             .70%             .90%             1.10%            .90%
All Other Expenses                                   .17%             .25%             .20%              .80%            .80%
Total Operating Expenses1                            .92%             .95%            1.10%             1.90%           1.70%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND EQUITY/BALANCED FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                         Nations          Nations          Nations          Nations       Nations
                                                         Capital         Emerging        Disciplined        Equity       Balanced
                                                         Growth           Growth           Equity            Index        Assets
                                                          Fund             Fund             Fund             Fund          Fund
Sales Load Imposed on Purchases                           None             None             None             None           None
Deferred Sales Load                                       None             None             None             None           None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                          .75%             .75%             .75%             .10%            .75%
All Other Expenses                                        .17%             .20%             .25%             .30%            .20%
Total Operating Expenses1                                 .92%             .95%             1.00%            .40%            .95%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND BOND FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                           Nations
                            Short-         Nations        Nations                       Nations        Nations           Nations
                         Intermediate    Government     Short-Term       Nations       Strategic      Mortgage-           Global
                          Government     Securities       Income       Diversified       Fixed          Backed          Government
                             Fund           Fund           Fund        Income Fund    Income Fund   Securities Fund     Income Fund
Sales Load Imposed on
 Purchases                   None           None           None           None           None           None               None
Deferred Sales Load          None           None           None           None           None           None               None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1             .40%           .50%           .30%           .50%           .50%           .50%               .70%
All Other Expenses           .18%           .30%           .22%           .32%           .17%           .20%               .60%
Total Operating Expenses1    .58%           .80%           .52%           .82%           .67%           .70%              1.30%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND TAX-EXEMPT BOND FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES
                                                                      Nations                           Nations
                                                      Nations        Short-Term         Nations          Florida         Nations
                                                     Municipal        Municipal      Intermediate     Intermediate       Florida
                                                      Income           Income          Municipal        Municipal       Municipal
                                                       Fund             Fund           Bond Fund        Bond Fund       Bond Fund
Sales Load Imposed on Purchases                        None             None             None             None            None
Deferred Sales Load                                    None             None             None             None            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                       .40%             .30%             .30%             .30%             .40%
All Other Expenses                                     .25%             .25%             .25%             .25%             .25%
Total Operating Expenses1                              .65%             .55%             .55%             .55%             .65%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND TAX-EXEMPT BOND FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                     Nations                           Nations                         Nations
                                                     Georgia          Nations         Maryland          Nations     North Carolina
                                                  Intermediate        Georgia       Intermediate       Maryland      Intermediate
                                                    Municipal        Municipal        Municipal        Municipal      Municipal
                                                   Bond Fund        Bond Fund        Bond Fund        Bond Fund      Bond Fund

Sales Load Imposed on Purchases                       None             None             None             None           None
Deferred Sales Load                                   None             None             None             None           None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                      .30%             .40%             .30%             .40%           .30%
All Other Expenses                                    .25%             .25%             .25%             .25%           .30%
Total Operating Expenses1                             .55%             .65%             .55%             .65%           .60%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND TAX-EXEMPT BOND FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                           Nations
                                                          Nations           South           Nations          Nations
                                                           North          Carolina           South          Tennessee      Nations
                                                         Carolina       Intermediate       Carolina       Intermediate    Tennessee
                                                         Municipal        Municipal        Municipal        Municipal     Municipal
                                                         Bond Fund        Bond Fund        Bond Fund        Bond Fund     Bond Fund
Sales Load Imposed on Purchases                            None             None             None             None          None
Deferred Sales Load                                        None             None             None             None          None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                           .40%             .30%             .40%             .30%          .40%
All Other Expenses                                         .25%             .24%             .25%             .30%          .25%
Total Operating Expenses1                                  .65%             .54%             .65%             .60%          .65%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND TAX-EXEMPT BOND FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                         Nations                           Nations
                                                                          Texas           Nations         Virginia        Nations
                                                                      Intermediate         Texas        Intermediate     Virginia
                                                                        Municipal        Municipal        Municipal      Municipal
                                                                        Bond Fund        Bond Fund        Bond Fund      Bond Fund
Sales Load Imposed on Purchases                                           None             None             None            None
Deferred Sales Load                                                       None             None             None            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                                          .30%             .40%             .40%            .40%
All Other Expenses                                                        .30%             .25%             .25%            .25%
Total Operating Expenses1                                                 .60%             .65%             .65%            .65%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Trust A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                 Nations
                                                Government       Nations                         Nations         Nations
                 Nations         Nations          Money            Tax           Nations          Equity      International
                  Prime          Treasury         Market          Exempt          Value           Income          Equity
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 3             $ 3             $ 3             $ 3             $  9            $ 10            $ 11
3 Years            $10             $10             $10             $10             $ 29            $ 30            $ 35
5 Years            $17             $17             $17             $17             $ 51            $ 53            $ 61
10 Years           $38             $38             $38             $38             $113            $117            $134

                 Nations         Nations
                 Emerging        Pacific
                 Markets          Growth
                   Fund            Fund
1 Year             $19             $17
3 Years            $60             $54
5 Years            N/A             N/A
10 Years           N/A             N/A

                                                                                                 Nations
                                 Nations         Nations         Nations         Nations          Short-         Nations
                 Nations         Emerging      Disciplined        Equity         Balanced      Intermediate     Government
              Capital Growth      Growth          Equity          Index           Assets        Government      Securities
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund
1 Year             $  9            $ 10            $ 10            $ 4             $ 10            $ 6             $ 8
3 Years            $ 29            $ 30            $ 32            $13             $ 30            $19             $26
5 Years            $ 51            $ 53            $ 55            $22             $ 53            $32             $44
10 Years           $113            $117            $122            $51             $117            $73             $99

                 Nations         Nations
                Short-Term     Diversified
                  Income          Income
                   Fund            Fund
1 Year             $ 5             $  8
3 Years            $17             $ 26
5 Years            $29             $ 46
10 Years           $65             $101

                                                                                                                 Nations
                 Nations         Nations         Nations                         Nations         Nations         Florida
                Strategic       Mortgage-         Global         Nations        Short-Term     Intermediate    Intermediate
                  Fixed           Backed        Government      Municipal       Municipal       Municipal       Municipal
                  Income        Securities        Income          Income          Income           Bond            Bond
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 7             $ 7             $13             $ 7             $ 6             $ 6             $ 6
3 Years            $21             $22             $41             $21             $18             $18             $18
5 Years            $37             $39             N/A             $36             $31             $31             $31
10 Years           $82             $87             N/A             $81             $69             $69             $69


                 Nations         Nations
                 Florida         Georgia
                Municipal      Intermediate
                   Bond         Municipal
                   Fund         Bond Fund
1 Year             $ 7             $ 6
3 Years            $21             $18
5 Years            $36             $31
10 Years           $81             $69

                                                                 Nations                         Nations
                                 Nations                          North          Nations          South          Nations
                 Nations         Maryland                        Carolina         North          Carolina         South
                 Georgia       Intermediate      Nations       Intermediate      Carolina      Intermediate      Carolina
                Municipal       Municipal        Maryland       Municipal       Municipal       Municipal       Municipal
                   Bond            Bond       Municipal Bond       Bond            Bond            Bond            Bond
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund
1 Year             $ 7             $ 6             $ 7             $ 6             $ 7             $ 6             $ 7
3 Years            $21             $18             $21             $19             $21             $17             $21
5 Years            $36             $31             $36             $33             $36             $30             $36
10 Years           $81             $69             $81             $75             $81             $68             $81


                 Nations
                Tennessee        Nations
               Intermediate     Tennessee
                Municipal       Municipal
                   Bond            Bond
                   Fund            Fund
1 Year             $ 6             $ 7
3 Years            $19             $21
5 Years            $33             $36
10 Years           $75             $81

                 Nations                         Nations
                  Texas          Nations         Virginia        Nations
               Intermediate       Texas        Intermediate      Virginia
                Municipal       Municipal       Municipal       Municipal
                   Bond            Bond            Bond            Bond
                   Fund            Fund            Fund            Fund

1 Year             $ 6             $ 7             $ 7             $ 7
3 Years            $19             $21             $21             $21
5 Years            $33             $36             $36             $36
10 Years           $75             $81             $81             $81

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Trust A Shares will bear either directly or indirectly. Except for the Nations Emerging Markets Fund, Nations Global Government Income Fund and Nations Pacific Growth Fund, which fees and expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How the Funds are Managed."

Absent fee waivers and reimbursements, "Management Fees" and "Total Operating Expenses" for Trust A Shares of the indicated Fund would have been as follows:
Nations Prime Fund -- .20% and .36%, respectively; Nations Treasury Fund -- .20% and .33%, respectively; Nations Government Money Market Fund -- .40% and .54%, respectively; Nations Tax Exempt Fund -- .40% and .53%, respectively; Nations Value Fund -- .75% and .92%, respectively; Nations Equity Income Fund -- .70% and .95%, respectively; Nations International Equity Fund -- .90% and 1.10%, respectively; Nations Emerging Markets Fund -- 1.10% and 1.90%, respectively; Nations Pacific Growth Fund -- .90% and 1.70%, respectively; Nations Capital Growth Fund -- .75% and .92%, respectively; Nations Emerging Growth Fund -- .75% and .95%, respectively; Nations Disciplined Equity Fund -- .75% and 1.00%, respectively; Nations Equity Index Fund -- .50% and .80%, respectively; Nations Balanced Assets Fund -- .75% and .95%, respectively; Nations Short-Intermediate Government Fund -- .60% and .78%, respectively; Nations Government Securities Fund -- .64% and .94%, respectively; Nations Short-Term Income Fund -- .60% and
 .82%, respectively; Nations Diversified Income Fund -- .60% and .92%, respectively; Nations Strategic Fixed Income Fund -- .60% and .77%, respectively; Nations Mortgage-Backed Securities Fund -- .60% and .80%, respectively; Nations Global Government Income Fund -- .70% and 1.30%, respectively; Nations Municipal Income Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- .60% and .85%, respectively; Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund -- .50% and .75%, respectively; Nations North Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund and Nations Texas Intermediate Municipal Bond Fund -- .50% and .80%, respectively; and Nations South Carolina Intermediate Municipal Bond Fund -- .50% and .74%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Financial information is not available for Nations Portfolios because it is a new Registrant. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND

                                                                YEAR             YEAR             YEAR             YEAR
                                                                ENDED            ENDED            ENDED            ENDED
TRUST A SHARES                                                05/31/95          5/31/94          5/31/93          5/31/92
Operating performance:
Net asset value, beginning of period                        $      1.00      $      1.00      $      1.00      $    1.00
Net investment income                                            0.0519           0.0318           0.0328         0.0506
Dividends from net investment income                            (0.0519)         (0.0318)         (0.0328)       (0.0506)
Net asset value, end of period                              $      1.00      $      1.00      $      1.00      $    1.00
Total return++                                                     5.32%            3.22%            3.33%          5.19%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                           $ 2,873,096      $ 2,883,762      $ 1,156,266      $ 500,476
Ratio of operating expenses to average net assets                  0.30%            0.30%            0.30%          0.30%
Ratio of net investment income to average net assets               5.23%            3.20%            3.25%          5.03%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                       0.38%            0.37%            0.36%          0.42%
Net investment income per share without waivers and
  reimbursements                                            $    0.0511      $    0.0311      $    0.0322      $  0.0494

                                                                YEAR
                                                                ENDED
TRUST A SHARES                                                 5/31/91
Operating performance:
Net asset value, beginning of period                        $    1.00
Net investment income                                          0.0749
Dividends from net investment income                          (0.0749)
Net asset value, end of period                              $    1.00
Total return++                                                   7.75%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                           $ 574,993
Ratio of operating expenses to average net assets                0.30%
Ratio of net investment income to average net assets             7.47%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                     0.44%
Net investment income per share without waivers and
  reimbursements                                            $  0.0735

NATIONS PRIME FUND (CONT.)

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
TRUST A SHARES                                                                   5/31/90          5/31/89          5/31/88

Operating performance:
Net asset value, beginning of period                                          $    1.00        $    1.00        $    1.00
Net investment income                                                            0.0855           0.0839           0.0675
Dividends from net investment income                                            (0.0855)         (0.0839)         (0.0675)
Net asset value, end of period                                                $    1.00        $    1.00        $    1.00
Total return++                                                                     8.88%+++         8.71%+++         6.94%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                             $ 433,298        $ 115,295        $ 264,063
Ratio of operating expenses to average net assets                                  0.32%            0.35%            0.36%
Ratio of net investment income to average net assets                               8.43%            8.11%            6.73%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                   0.50%+++         0.55%+++         0.56%+++
Net investment income per share without waivers and reimbursements            $  0.0731+++     $  0.0819+++     $  0.0655+++

                                                                                 PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                  5/31/87*
Operating performance:
Net asset value, beginning of period                                          $    1.00
Net investment income                                                            0.0277
Dividends from net investment income                                            (0.0277)
Net asset value, end of period                                                $    1.00
Total return++                                                                     2.79%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                             $ 252,562
Ratio of operating expenses to average net assets                                  0.35%+
Ratio of net investment income to average net assets                               5.99%+
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                   0.65%+++
Net investment income per share without waivers and reimbursements            $  0.0247+++

  * The Nations Prime Fund Trust A Shares commenced operations on December 15, 1986.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TREASURY FUND
                                                                YEAR             YEAR             YEAR             YEAR
                                                                ENDED            ENDED            ENDED            ENDED
TRUST A SHARES                                                 5/31/95          5/31/94          5/31/93          5/31/92

Operating performance:
Net asset value, beginning of period                        $      1.00      $      1.00      $      1.00      $     1.00
Net investment income                                            0.0494           0.0297           0.0307          0.0483
Dividends from net investment income                            (0.0494)         (0.0297)         (0.0307)        (0.0483)
Distributions from net realized capital gains                   (0.0000)**            --               --              --
Net asset value, end of period                              $      1.00      $      1.00      $      1.00      $     1.00
Total return++                                                     5.05%            2.99%            3.12%           4.95%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                           $ 2,896,868      $ 2,679,992      $ 2,956,796      $1,094,741
Ratio of operating expenses to average net assets                  0.30%            0.30%            0.30%           0.29%
Ratio of net investment income to average net assets               4.99%            2.97%            3.02%           4.82%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                       0.35%            0.36%            0.36%           0.42%
Net investment income per share without waivers and
  reimbursements                                            $    0.0489      $    0.0292      $    0.0302      $   0.0470

                                                                YEAR
                                                                ENDED
TRUST A SHARES                                                 5/31/91
Operating performance:
Net asset value, beginning of period                        $    1.00
Net investment income                                          0.0721
Dividends from net investment income                          (0.0721)
Distributions from net realized capital gains                      --
Net asset value, end of period                              $    1.00
Total return++                                                   7.46%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                           $ 955,186
Ratio of operating expenses to average net assets                0.25%
Ratio of net investment income to average net assets             7.04%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                     0.43%
Net investment income per share without waivers and
  reimbursements                                            $  0.0703

NATIONS TREASURY FUND (CONT.)

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
TRUST A SHARES                                                                   5/31/90          5/31/89          5/31/88

Operating performance:
Net asset value, beginning of period                                          $    1.00        $    1.00        $    1.00
Net investment income                                                            0.0829           0.0802           0.0630
Dividends from net investment income                                            (0.0829)         (0.0802)         (0.0630)
Distributions from net realized capital gains                                        --               --               --
Net asset value, end of period                                                $    1.00        $    1.00        $    1.00
Total return++                                                                     8.61%+++         8.33%+++         6.49%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                             $ 392,843        $  90,946        $ 111,414
Ratio of operating expenses to average net assets                                  0.25%            0.39%            0.38%
Ratio of net investment income to average net assets                               8.18%            7.93%            6.31%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                   0.59%+++         0.58%+++         0.65%+++
Net investment income per share without waivers and reimbursements            $  0.0693+++     $  0.0783+++     $  0.0603+++

                                                                                 PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                  5/31/87*
Operating performance:
Net asset value, beginning of period                                          $    1.00
Net investment income                                                            0.0262
Dividends from net investment income                                            (0.0262)
Distributions from net realized capital gains                                        --
Net asset value, end of period                                                $    1.00
Total return++                                                                     2.64%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                             $  66,221
Ratio of operating expenses to average net assets                                  0.35%+
Ratio of net investment income to average net assets                               5.68%+
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                   0.75%+++
Net investment income per share without waivers and reimbursements            $  0.0222+++

  * The Nations Treasury Fund Trust A Shares commenced operations on December 15, 1986.
 ** Amount represents less than $0.0001.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT MONEY MARKET FUND

                                                          SIX MONTHS
                                                             ENDED              YEAR               YEAR               YEAR
                                                           05/31/95             ENDED              ENDED              ENDED
TRUST A SHARES                                            (UNAUDITED)         11/30/94           11/30/93           11/30/92
Net asset value, beginning of period                      $    1.00          $    1.00          $     1.00       $     1.00
Net investment income                                        0.0280             0.0375              0.0294           0.0358
Distributions:
Dividends from net investment income                        (0.0280)           (0.0375)            (0.0294)         (0.0358)
Dividends from net realized gains                                --            (0.0000)#                --               --
Total distributions                                         (0.0280)           (0.0375)            (0.0294)         (0.0358)
Net asset value, end of period                            $    1.00          $    1.00          $     1.00       $     1.00
Total return++                                                 2.83%              3.84%               2.96%            3.63%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                         $ 395,770          $ 432,729          $  475,180       $  414,412
Ratio of operating expenses to average net assets              0.30%+             0.30%               0.30%            0.42%
Ratio of net investment income to average net assets           5.61%+             3.79%               2.91%            3.55%
Ratio of operating expenses to average net assets
  before fee waivers                                           0.56%+             0.59%               0.56%            0.58%
Net investment income per share before fee waivers        $  0.0267          $  0.0347          $   0.0269       $   0.0341


                                                            PERIOD
                                                             ENDED
TRUST A SHARES                                             11/30/91*
Net asset value, beginning of period                    $     1.00
Net investment income                                       0.0571
Distributions:
Dividends from net investment income                       (0.0571)
Dividends from net realized gains                               --
Total distributions                                        (0.0571)
Net asset value, end of period                          $     1.00
Total return++                                                5.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                       $  333,979
Ratio of operating expenses to average net assets             0.43%+
Ratio of net investment income to average net assets          5.49%+
Ratio of operating expenses to average net assets
  before fee waivers                                          0.62%+
Net investment income per share before fee waivers      $   0.0551

  * The Nations Government Money Market Fund Trust A Shares commenced operations on December 3, 1990.
  + Annualized.
 ++ Total return represents aggregate return for the periods indicated.
+++ Unaudited.
 # Value represents less than $(0.0001) per share.

NATIONS TAX EXEMPT FUND

                               SIX MONTHS
                                 ENDED            YEAR            YEAR            YEAR            YEAR            YEAR
                                05/31/95         ENDED           ENDED           ENDED           ENDED           ENDED
TRUST A SHARES                (UNAUDITED)       11/30/94        11/30/93        11/30/92        11/30/91        11/30/90
Net asset value, beginning
  of period                   $     1.00      $     1.00      $     1.00      $    1.00       $    1.00       $    1.00
Net investment income             0.0181          0.0257          0.0223         0.0267          0.0422          0.0550
Dividends from net
  investment income              (0.0181)        (0.0257)        (0.0223)       (0.0267)        (0.0422)        (0.0550)
Net asset value, end of
  period                      $     1.00      $     1.00      $     1.00      $    1.00       $    1.00       $    1.00
Total return++                      1.82%           2.60%           2.27%          2.70%+++        4.31%+++        5.63%+++
Ratios to average net
  assets/
  supplemental data:
Net assets, end of period
  (000's)                     $  945,477      $  820,677      $  701,403      $ 329,265       $ 168,829       $ 173,834
Ratio of operating expenses
  to average net assets             0.30%+          0.27%           0.23%          0.40%           0.42%           0.40%
Ratio of net investment
  income to average net
  assets                            3.64%+          2.59%           2.23%          2.65%           4.23%           5.51%
Ratio of operating expenses
  to average net assets
  before fee waivers.               0.55%+          0.59%           0.59%          0.57%           0.60%           0.75%
Net investment income per
  share before fee waivers    $   0.0169      $   0.0226      $   0.0187      $  0.0250       $  0.0404       $  0.0515


                                  YEAR           PERIOD
                                 ENDED           ENDED
TRUST A SHARES                  11/30/89       11/30/88*
Net asset value, beginning
  of period                   $    1.00       $    1.00
Net investment income            0.0600          0.0350
Dividends from net
  investment income             (0.0600)        (0.0350)
Net asset value, end of
  period                      $    1.00       $    1.00
Total return++                     6.17%+++        3.55%+++
Ratios to average net
  assets/
  supplemental data:
Net assets, end of period
  (000's)                     $ 145,109       $ 143,245
Ratio of operating expenses
  to average net assets            0.40%           0.40%+
Ratio of net investment
  income to average net
  assets                           6.00%           4.97%+
Ratio of operating expenses
  to average net assets
  before fee waivers.              0.74%           0.75%+
Net investment income per
  share before fee waivers    $  0.0566       $  0.0325

  * The Nations Tax Exempt Fund Trust A Shares commenced operations on March 14, 1988.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated. +++ Unaudited.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND

                                  SIX MONTHS
                                     ENDED            YEAR             YEAR             YEAR              YEAR
                                   05/31/95           ENDED            ENDED            ENDED            ENDED
TRUST A SHARES                    (UNAUDTED)        11/30/94         11/30/93         11/30/92          11/30/91
Operating performance:
Net asset value, beginning of
  period                          $   12.98        $   13.74        $   12.45       $   11.16        $    9.71
Net investment income                  0.14             0.24             0.24            0.28             0.34
Net realized and unrealized
  gain/(loss) on investments           2.12            (0.23)            1.38            1.57             1.47
Net increase/(decrease) in net
  assets resulting from
  investment operations                2.26             0.01             1.62            1.85             1.81
Distributions:
Dividends from net investment
  income                              (0.14)           (0.23)           (0.24)          (0.27)           (0.36)
Distributions from net
  realized capital gains              (0.67)           (0.54)           (0.09)          (0.29)              --
Total distributions                   (0.81)           (0.77)           (0.33)          (0.56)           (0.36)
Net asset value, end of period    $   14.43        $   12.98        $   13.74       $   12.45        $   11.16
Total return++                        18.64%           (0.08)%          13.19%          17.00%+++        18.79%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                          $ 872,044        $ 799,743        $ 707,185       $ 282,138        $  82,360
Ratio of operating expenses to
  average net assets                   0.91%+           0.93%            0.96%           0.90%            0.53%
Ratio of net investment income
  to average net assets                2.17%+           1.85%            1.98%           2.31%            3.33%
Portfolio turnover rate                  36%              75%              64%             60%              51%
Ratio of operating expenses to
  average net assets before
  fee waivers and/or expense
  reimbursements                       0.91%+           0.93%            0.97%           0.97%            0.99%
Net investment income per
  share before fee waivers
  and/or expense
  reimbursements                  $    0.14        $    0.24        $    0.24       $    0.27        $    0.30


                                      YEAR             PERIOD
                                     ENDED              ENDED
TRUST A SHARES                      11/30/90         11/30/89*#
Operating performance:
Net asset value, beginning of
  period                         $   10.04          $   10.00
Net investment income                 0.35               0.08
Net realized and unrealized
  gain/(loss) on investments         (0.36)             (0.04)
Net increase/(decrease) in net
  assets resulting from
  investment operations              (0.01)              0.04
Distributions:
Dividends from net investment
  income                             (0.32)                --
Distributions from net
  realized capital gains                --                 --
Total distributions                  (0.32)                --
Net asset value, end of period   $    9.71          $   10.04
Total return++                       (0.16)%+++          0.40%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                         $  19,769          $   5,161
Ratio of operating expenses to
  average net assets                  0.21%              0.49%+
Ratio of net investment income
  to average net assets               4.19%              4.41%+
Portfolio turnover rate                 24%                --
Ratio of operating expenses to
  average net assets before
  fee waivers and/or expense
  reimbursements                      1.11%              1.41%+
Net investment income per
  share before fee waivers
  and/or expense
  reimbursements                 $    0.26          $    0.06

  * The Nations Value Fund Trust A Shares commenced operations on September 19, 1989.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND
                                                                   YEAR             YEAR             YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
TRUST A SHARES                                                   05/31/95          5/31/94          5/31/93          5/31/92
Operating performance:
Net asset value, beginning of period                           $   11.43        $   12.06         $   11.41        $   10.19
Net investment income                                               0.42             0.38              0.37             0.34
Net realized and unrealized gain on investments                     1.11             0.22              1.08             1.25
Net increase in net assets resulting from investment
  operations                                                        1.53             0.60              1.45             1.59
Distributions:
Dividends from net investment income                               (0.42)           (0.42)            (0.35)           (0.30)
Distributions from net realized capital gains                      (0.73)           (0.81)            (0.45)           (0.07)
Total distributions                                                (1.15)           (1.23)            (0.80)           (0.37)
Net asset value, end of period                                 $   11.81        $   11.43         $   12.06        $   11.41
Total return++                                                     14.79%            5.00%            13.30%           15.91%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $ 283,082        $ 225,740         $ 175,949        $  18,104
Ratio of operating expenses to average net assets                   0.92%            0.94%             0.92%            1.10%
Ratio of net investment income to average net assets                3.75%            3.41%             3.37%            3.15%
Portfolio turnover rate                                              158%             116%               55%              84%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                        0.93%            0.95%             1.04%            2.21%
Net investment income per share without waivers and
  reimbursements                                               $    0.42        $    0.38         $    0.36        $    0.22

                                                                   PERIOD
                                                                   ENDED
TRUST A SHARES                                                    5/31/91*
Operating performance:
Net asset value, beginning of period                           $   10.00
Net investment income                                               0.05
Net realized and unrealized gain on investments                     0.14
Net increase in net assets resulting from investment
  operations                                                        0.19
Distributions:
Dividends from net investment income                                  --
Distributions from net realized capital gains                         --
Total distributions                                                 0.00
Net asset value, end of period                                 $   10.19
Total return++                                                      1.90%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $  10,194
Ratio of operating expenses to average net assets                   1.12%+
Ratio of net investment income to average net assets                3.66%+
Portfolio turnover rate                                                9%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                        1.80%+
Net investment income per share without waivers and
  reimbursements                                               $   (0.06)

  * The Nations Equity Income Fund Trust A Shares commenced operations on April 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.

NATIONS INTERNATIONAL EQUITY FUND

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
TRUST A SHARES                                                                  05/31/95#        5/31/94#         5/31/93#
Operating performance:
Net asset value, beginning of period                                           $   12.06        $   10.60        $   10.40
Net investment income/(loss)                                                        0.14             0.09             0.09
Net realized and unrealized gain/(loss) on investments                             (0.20)            1.44             0.21
Net increase/(decrease) in net assets resulting from investment operations         (0.06)            1.53             0.30
Distributions:
Dividends from net investment income                                               (0.03)           (0.05)           (0.08)
Distributions from net realized capital gains                                      (0.12)           (0.02)           (0.02)
Distributions in excess of net realized capital gains                              (0.10)              --               --
Total distributions                                                                (0.25)           (0.07)           (0.10)
Net asset value, end of period                                                 $   11.75        $   12.06        $   10.60
Total return++                                                                     (0.46)%          14.37%            3.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                           $ 572,940        $ 401,559        $ 118,873
Ratio of operating expenses to average net assets                                   1.03%            1.17%            1.30%
Ratio of net investment income/(loss) to average net assets                         1.17%            0.75%            1.03%
Portfolio turnover rate                                                               92%              39%              41%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                    1.04%            1.18%            1.32%
Net investment income/(loss) per share without waivers and reimbursements      $    0.14        $    0.08        $    0.10

                                                                                  PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                   5/31/92*
Operating performance:
Net asset value, beginning of period                                          $   10.00
Net investment income/(loss)                                                       0.08
Net realized and unrealized gain/(loss) on investments                             0.36
Net increase/(decrease) in net assets resulting from investment operations         0.44
Distributions:
Dividends from net investment income                                              (0.04)
Distributions from net realized capital gains                                        --
Distributions in excess of net realized capital gains                                --
Total distributions                                                               (0.04)
Net asset value, end of period                                                $   10.40
Total return++                                                                     4.43%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $  83,970
Ratio of operating expenses to average net assets                                  1.33%+
Ratio of net investment income/(loss) to average net assets                        1.81%+
Portfolio turnover rate                                                              11%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                   1.43%+
Net investment income/(loss) per share without waivers and reimbursements     $    0.03

  * The Nations International Equity Fund Trust A Shares commenced operations on December 2, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
TRUST A SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                     $    11.23         $    11.08          $    10.68
Net investment income/(loss)                                                   0.06               0.09                0.09
Net realized and unrealized gain on investments                                1.37               0.14                0.42
Net increase in net assets resulting from investment operations                1.43               0.23                0.51
Distributions:
Dividends from net investment income                                          (0.05)             (0.08)              (0.10)
Distributions from net realized gains                                         (0.26)             (0.00)(a)           (0.01)
Total distributions                                                           (0.31)             (0.08)              (0.11)
Net asset value, end of period                                           $    12.35         $    11.23          $    11.08
Total return++                                                                13.19%              2.14%               4.84%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $  783,103         $  717,914          $  646,661
Ratio of operating expenses to average net assets                              0.91%+             0.90%               0.80%
Ratio of net investment income/(loss) to average net assets                    1.03%+             0.85%               0.84%
Portfolio turnover rate                                                          43%                56%                 81%
Ratio of operating expenses to average net assets before fee waivers           0.97%+             0.91%               0.89%
Net investment income/(loss) per share before fee waivers                $     0.06         $     0.09          $     0.08


                                                                            PERIOD
                                                                             ENDED
TRUST A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                    $    10.00
Net investment income/(loss)                                                  0.02
Net realized and unrealized gain on investments                               0.66##
Net increase in net assets resulting from investment operations               0.68
Distributions:
Dividends from net investment income                                            --
Distributions from net realized gains                                           --
Total distributions                                                             --
Net asset value, end of period                                          $    10.68
Total return++                                                                6.80%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                    $  728,629
Ratio of operating expenses to average net assets                             0.30%+
Ratio of net investment income/(loss) to average net assets                   1.33%+
Portfolio turnover rate                                                          7%
Ratio of operating expenses to average net assets before fee waivers          1.05%+
Net investment income/(loss) per share before fee waivers               $     0.01

  * The Nations Capital Growth Fund Trust A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
(a) Value represents less than $0.01 per share.

NATIONS EMERGING GROWTH FUND

                                                                           SIX MONTHS
                                                                              ENDED              YEAR            PERIOD
                                                                            05/31/95             ENDED            ENDED
TRUST A SHARES                                                             (UNAUDITED)         11/30/94#        11/30/93*
Operating performance:
Net asset value, beginning of period                                        $    11.41         $    10.87     $    10.00
Net investment income/(loss)                                                      0.01              (0.03)         (0.01)
Net realized and unrealized gain on investments                                   0.97               0.71           0.89
Net increase in net assets resulting from investment operations                   0.98               0.68           0.88
Distributions:
Distributions from net realized gains                                            (0.40)             (0.14)         (0.01)
Total distributions                                                              (0.40)             (0.14)         (0.01)
Net asset value, end of period                                              $    11.99         $    11.41     $    10.87
Total return++                                                                    9.11%              6.26%          8.81%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $  210,203         $  182,459     $  121,281 +
Ratio of operating expenses to average net assets                                 0.97%+             1.01%          0.80%%+
Ratio of net investment income/(loss) to average net assets                       0.10%+            (0.29)%        (0.15)
Portfolio turnover rate                                                             69%               129%           159%+
Ratio of operating expenses to average net assets before fee waivers              0.98%+             1.01%          1.01%
Net investment income/(loss) per share before fee waivers                   $     0.00(a)      $    (0.03)    $    (0.03)

  * The Nations Emerging Growth Fund Trust A Shares commenced operations on December 4, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method.
 (a) Value represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND

                                                                   SIX MONTHS
                                                                     ENDED                 PERIOD                 PERIOD
                                                                    05/31/95                ENDED                  ENDED
TRUST A SHARES                                                    (UNAUDITED)#            11/30/94*              04/29/94*
Operating performance:
Net asset value, beginning of period                              $   13.08             $   13.31              $   13.65
Net investment income/(loss)                                           0.09                  0.01                  (0.05)
Net realized and unrealized gain/(loss) on investments                 1.35                 (0.23)##                2.66
Net increase/(decrease) in net assets resulting from
  investment operations                                                1.44                 (0.22)                  2.61
Distributions:
Dividends from net investment income                                  (0.02)                (0.01)                    --
Distributions from net realized gains                                    --                    --                  (2.95)
Return of capital                                                        --                 (0.00)(a)                 --
Total distributions                                                   (0.02)                (0.01)                 (2.95)
Net asset value, end of period                                    $   14.50             $   13.08              $   13.31
Total return++                                                        11.01%                (1.62)%                18.79%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $  47,077             $   9,947              $   8,079
Ratio of operating expenses to average net assets                      0.94%+                1.13%+                 1.20%+
Ratio of net investment income/(loss) to average net assets            1.37%+                0.12%+                (0.60)%+
Portfolio turnover rate                                                  98%                  177%                   475%
Ratio of operating expenses to average net assets before fee
  waivers                                                              1.65%+                1.56%+                 1.53%+
Net investment income/(loss) per share before fee waivers         $    0.04             $   (0.03)             $   (0.08)


                                                                     PERIOD
                                                                      ENDED
TRUST A SHARES                                                      04/30/93*
Operating performance:
Net asset value, beginning of period                              $   10.00
Net investment income/(loss)                                          (0.03)
Net realized and unrealized gain/(loss) on investments                 3.74
Net increase/(decrease) in net assets resulting from
  investment operations                                                3.71
Distributions:
Dividends from net investment income                                     --
Distributions from net realized gains                                 (0.06)
Return of capital                                                        --
Total distributions                                                   (0.06)
Net asset value, end of period                                    $   13.65
Total return++                                                        37.13%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $   4,638
Ratio of operating expenses to average net assets                      1.20%+
Ratio of net investment income/(loss) to average net assets           (0.58)%+
Portfolio turnover rate                                                 203%
Ratio of operating expenses to average net assets before fee
  waivers                                                              1.31%+
Net investment income/(loss) per share before fee waivers         $   (0.03)

  * The period for the Nations Disciplined Equity Fund Trust A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Trust A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
 (a) Value represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INDEX FUND

                                                                           SIX MONTHS             YEAR
                                                                              ENDED              ENDED
                                                                              05/31/95          11/30/94*
TRUST A SHARES                                                              (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                      $     9.84         $    10.00
Net investment income                                                           0.08               0.24
Net realized and unrealized gain/(loss) on investments                          1.64              (0.21)
Net increase in net assets resulting from investment operations                 1.72               0.03
Distributions:
Dividends from net investment income                                           (0.07)             (0.19)
Distributions from net realized gains                                          (0.08)                --
Total distributions                                                            (0.15)             (0.19)
Net asset value, end of period                                            $    11.41         $     9.84
Total return++                                                                 19.01%              0.29%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $  129,706         $  123,147
Ratio of operating expenses to average net assets                               0.35%+             0.35%+
Ratio of net investment income to average net assets                            2.68%+             2.64%+
Portfolio turnover rate                                                            7%                14%
Ratio of operating expenses to average net assets before fee waivers            0.75%+             0.79%+
Net investment income per share before fee waivers                        $     0.07         $     0.20

 * The Nations Equity Index Fund Trust A Shares commenced operations on December 16, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated.

NATIONS BALANCED ASSETS FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
TRUST A SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                     $    10.44         $    10.87          $    10.24
Net investment income                                                          0.17               0.25                0.29
Net realized and unrealized gain/(loss) on investments                         1.13              (0.43)               0.64
Net increase/(decrease) in net assets resulting from investment
  operations                                                                   1.30              (0.18)               0.93
Distributions:
Dividends from net investment income                                          (0.14)             (0.25)              (0.30)
Distributions from net realized gains                                         (0.02)                --                  --
Total distributions                                                           (0.16)             (0.25)              (0.30)
Net asset value, end of period                                           $    11.58         $    10.44          $    10.87
Total return++                                                                12.59%            (1.73)%               9.22%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                   $    157,581       $    162,215       $     178,270
Ratio of operating expenses to average net assets                              0.99%+             0.98%               0.90%
Ratio of net investment income to average net assets                           3.11%+             2.31%               2.82%
Portfolio turnover rate                                                         101%               156%                 50%
Ratio of operating expenses to average net assets before fee waivers           0.99%+             0.99%               0.97%
Net investment income per share before fee waivers                     $       0.17       $       0.25       $        0.29


                                                                            PERIOD
                                                                             ENDED
TRUST A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                    $    10.00
Net investment income                                                         0.06
Net realized and unrealized gain/(loss) on investments                        0.18##
Net increase/(decrease) in net assets resulting from investment
  operations                                                                  0.24
Distributions:
Dividends from net investment income                                            --
Distributions from net realized gains                                           --
Total distributions                                                             --
Net asset value, end of period                                          $    10.24
Total return++                                                                2.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                   $   111,953
Ratio of operating expenses to average net assets                             0.30%+
Ratio of net investment income to average net assets                          3.85%+
Portfolio turnover rate                                                         79%
Ratio of operating expenses to average net assets before fee waivers          1.05%+
Net investment income per share before fee waivers                     $      0.05

   * The Nations Balanced Assets Fund Trust A Shares commenced operations on September 30, 1992.
   + Annualized.
  ++ Total return represents aggregate total return for the periods indicated
     and does not reflect any applicable sales charges.
 +++ Unaudited.
 ## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                SIX MONTHS
                                                                   ENDED            YEAR             YEAR             YEAR
                                                                 05/31/95           ENDED            ENDED            ENDED
TRUST A SHARES                                                  (UNAUDITED)       11/30/94         11/30/93         11/30/92
Operating performance:
Net asset value, beginning of year                              $    3.93        $    4.28        $    4.16       $    4.17
Net investment income                                                0.12             0.23             0.23            0.28
Net realized and unrealized gain/(loss) on investments               0.16            (0.33)            0.14           (0.01)
Net increase/(decrease) in net assets resulting from
  investment operations                                              0.28            (0.10)            0.37            0.27
Distributions:
Dividends from net investment income                                (0.12)           (0.23)           (0.23)          (0.28)
Distributions in excess of net investment income                       --            (0.00)#             --              --
Distributions from net realized capital gains                          --            (0.02)           (0.02)             --
Total distributions                                                 (0.12)           (0.25)           (0.25)          (0.28)
Net asset value, end of year                                    $    4.09        $    3.93        $    4.28       $    4.16
Total return++                                                       7.25%           (2.23)%           9.03%           6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                            $   411,934      $   433,278      $   443,426      $  360,497
Ratio of operating expenses to average net assets                    0.58%+           0.59%            0.55%           0.37%
Ratio of net investment income to average net assets                 6.07%+           5.76%            5.40%           6.48%
Portfolio turnover rate                                               130%             133%              92%             25%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                              0.79%+           0.80%            0.79%           0.77%
Net investment income per share before fee waivers and/or
  expense reimbursements                                      $      0.11      $      0.22      $      0.22      $     0.26


                                                                  PERIOD
                                                                   ENDED
TRUST A SHARES                                                   11/30/91*
Operating performance:
Net asset value, beginning of year                             $    4.00
Net investment income                                               0.10
Net realized and unrealized gain/(loss) on investments              0.17
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.27
Distributions:
Dividends from net investment income                               (0.10)
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                (0.10)
Net asset value, end of year                                   $    4.17
Total return++                                                      6.81%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                            $  158,435
Ratio of operating expenses to average net assets                   0.08%+
Ratio of net investment income to average net assets                7.21%+
Portfolio turnover rate                                               11%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                             0.82%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                      $     0.00

  * The Nations Short-Intermediate Government Fund Trust A Shares commenced operations on August 1, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Value represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND

                                                                 YEAR             YEAR             YEAR              YEAR
                                                                ENDED             ENDED            ENDED            ENDED
TRUST A SHARES                                                05/31/95#         05/31/94         05/31/93          05/31/92
Operating performance:
Net asset value, beginning of period                         $    9.80          $   10.46        $   10.36       $   10.05
Net investment income                                             0.64               0.64             0.71            0.74
Net realized and unrealized gain/(loss) on investments            0.06              (0.61)            0.13            0.37
Net increase/(decrease) in net assets resulting from
  investment operations                                           0.70               0.03             0.84            1.11
Distributions:
Dividends from net investment income                             (0.60)             (0.58)           (0.70)          (0.77)
Dividends in excess of net investment income                        --              (0.02)              --              --
Distributions in excess of net realized capital gains               --              (0.05)           (0.04)          (0.03)
Distributions from capital                                       (0.04)             (0.04)              --              --
Total distributions                                              (0.64)             (0.69)           (0.74)          (0.80)
Net asset value, end of period                               $    9.86          $    9.80        $   10.46       $   10.36
Total return++                                                    7.55%              0.06%            8.37%          11.43%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $  39,909          $  44,536        $  40,472       $  42,256
Ratio of operating expenses to average net assets                 0.76%              0.73%            0.85%           1.06%
Ratio of net investment income to average net assets              6.69%              6.08%            6.67%           7.15%
Portfolio turnover rate                                            413%                56%             103%            130%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                      0.94%              0.94%            1.00%           1.72%
Net investment income per share without waivers and
  reimbursements                                             $    0.62          $    0.61        $    0.60       $    0.07

                                                                PERIOD
                                                                ENDED
TRUST A SHARES                                                05/31/91*
Operating performance:
Net asset value, beginning of period                         $   10.00
Net investment income                                             0.10
Net realized and unrealized gain/(loss) on investments            0.02
Net increase/(decrease) in net assets resulting from
  investment operations                                           0.12
Distributions:
Dividends from net investment income                             (0.07)
Dividends in excess of net investment income                        --
Distributions in excess of net realized capital gains               --
Distributions from capital                                          --
Total distributions                                              (0.07)
Net asset value, end of period                               $   10.05
Total return++                                                    1.19%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $  10,047
Ratio of operating expenses to average net assets                 1.10%+
Ratio of net investment income to average net assets              7.18%+
Portfolio turnover rate                                              5%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                      1.69% +++
Net investment income per share without waivers and
  reimbursements                                             $    0.09+++

  * The Nations Government Securities Fund Trust A Shares commenced operations on April 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

NATIONS SHORT-TERM INCOME FUND

                                                                               SIX MONTHS
                                                                                  ENDED            YEAR             YEAR
                                                                                05/31/95           ENDED            ENDED
TRUST A SHARES                                                                (UNAUDITED)#       11/30/94#        11/30/93
Operating performance:
Net asset value, beginning of period                                          $    9.48        $   10.01          $    9.75
Net investment income                                                              0.30             0.50               0.53
Net realized and unrealized gain/(loss) on investments                             0.28            (0.51)              0.26
Net increase/(decrease) in net assets resulting from investment operations         0.58            (0.01)              0.79
Distributions:
Dividends from net investment income                                              (0.30)           (0.48)             (0.53)
Distributions in excess of net investment income                                     --            (0.02)                --
Distributions from capital                                                           --            (0.02)                --
Total distributions                                                               (0.30)           (0.52)             (0.53)
Net asset value, end of period                                                $    9.76        $    9.48          $   10.01
Total return++                                                                     6.25%          (0.11)%              8.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $  169,616       $  176,712       $    201,738
Ratio of operating expenses to average net assets                                  0.51     %+       0.50     %         0.37%
Ratio of net investment income to average net assets                               6.35     %+       5.23     %         5.27%
Portfolio turnover rate                                                             145     %        293     %          121%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                           0.86     %+       0.82     %         0.79%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                             $     0.29       $     0.47       $       0.48


                                                                                  PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                  11/30/92*
Operating performance:
Net asset value, beginning of period                                          $   10.00
Net investment income                                                              0.09
Net realized and unrealized gain/(loss) on investments                            (0.25)
Net increase/(decrease) in net assets resulting from investment operations        (0.16)
Distributions:
Dividends from net investment income                                              (0.09)
Distributions in excess of net investment income                                     --
Distributions from capital                                                           --
Total distributions                                                               (0.09)
Net asset value, end of period                                                $    9.75
Total return++                                                                    (1.58)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $  190,680
Ratio of operating expenses to average net assets                                  0.30%+
Ratio of net investment income to average net assets                               5.54%+
Portfolio turnover rate                                                              45%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                           0.90%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                             $     0.08

  * The Nations Short-Term Income Fund Trust A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND

                                                                                SIX MONTHS
                                                                                  ENDED              YEAR
                                                                                 05/31/95           ENDED             YEAR
TRUST A SHARES                                                                 (UNAUDITED)        11/30/94#      ENDED 11/30/93#
Operating performance:
Net asset value, beginning of period                                           $    9.67         $   10.88          $    9.97
Net investment income                                                               0.38              0.74               0.78
Net realized and unrealized gain/(loss) on investments                              0.86             (1.06)              0.91
Net increase/(decrease) in net assets resulting from investment operations          1.24             (0.32)              1.69
Distributions:
Dividends from net investment income                                               (0.38)            (0.74)             (0.78)
Distributions in excess of net investment income                                      --             (0.00)##              --
Distributions from net realized capital gains                                         --             (0.15)                --
Total distributions                                                                (0.38)            (0.89)             (0.78)
Net asset value, end of period                                                 $   10.53         $    9.67          $   10.88
Total return++                                                                     13.05%            (3.05)%            17.40%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $    24,598       $    22,298       $     28,553
Ratio of operating expenses to average net assets                                   0.77%+            0.74%              0.55%
Ratio of net investment income to average net assets                                7.53%+            7.31%              7.02%
Portfolio turnover rate                                                               67%              144%                86%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                            0.93%+            0.95%              0.95%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                             $      0.37       $      0.72       $       0.70


                                                                                  PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                  11/30/92*
Operating performance:
Net asset value, beginning of period                                          $   10.00
Net investment income                                                              0.06
Net realized and unrealized gain/(loss) on investments                            (0.03)
Net increase/(decrease) in net assets resulting from investment operations         0.03
Distributions:
Dividends from net investment income                                              (0.06)
Distributions in excess of net investment income                                     --
Distributions from net realized capital gains                                        --
Total distributions                                                               (0.06)
Net asset value, end of period                                                $    9.97
Total return++                                                                     0.32%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $   23,962
Ratio of operating expenses to average net assets                                  0.25%+
Ratio of net investment income to average net assets                               7.76%+
Portfolio turnover rate                                                              46%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                           0.85%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                             $     0.05

  * The Nations Diversified Income Fund Trust A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
## Value represents less than $0.01 per share.

NATIONS STRATEGIC FIXED INCOME FUND

                                                                               SIX MONTHS
                                                                                  ENDED            YEAR             YEAR
                                                                                05/31/95           ENDED            ENDED
TRUST A SHARES                                                                 (UNAUDITED)       11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period                                            $    9.32        $   10.55        $    9.94
Net investment income                                                                0.29             0.53             0.56
Net realized and unrealized gain/(loss) on investments                               0.70            (0.89)            0.62
Net increase/(decrease) in net assets resulting from investment operations           0.99            (0.36)            1.18
Distributions:
Dividends from net investment income                                                (0.29)           (0.51)           (0.56)
Distributions in excess of net investment income                                       --            (0.02)              --
Distributions from net realized capital gains                                          --            (0.34)           (0.01)
Total distributions                                                                 (0.29)           (0.87)           (0.57)
Net asset value, end of period                                                  $   10.02        $    9.32        $   10.55
Total return++                                                                      10.85%           (3.58)%          12.05%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                            $ 608,173        $ 550,697        $ 545,538
Ratio of operating expenses to average net assets                                    0.68%+           0.68%            0.61%
Ratio of net investment income to average net assets                                 6.18%+           5.43%            5.40%
Portfolio turnover rate                                                               155%             307%             161%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                             0.79%+           0.76%            0.77%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                $    0.29        $    0.52        $    0.55


                                                                                  PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                  11/30/92*
Operating performance:
Net asset value, beginning of period                                          $   10.00
Net investment income                                                              0.05
Net realized and unrealized gain/(loss) on investments                            (0.06)
Net increase/(decrease) in net assets resulting from investment operations        (0.01)
Distributions:
Dividends from net investment income                                              (0.05)
Distributions in excess of net investment income                                     --
Distributions from net realized capital gains                                        --
Total distributions                                                               (0.05)
Net asset value, end of period                                                $    9.94
Total return++                                                                    (0.11)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $ 581,329
Ratio of operating expenses to average net assets                                  0.26%+
Ratio of net investment income to average net assets                               6.15%+
Portfolio turnover rate                                                              12%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                           0.86%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                              $    0.04

  * The Nations Strategic Fixed Income Fund Trust A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MORTGAGE-BACKED SECURITIES FUND

                                                                               SIX MONTHS
                                                                                  ENDED            YEAR             YEAR
                                                                                05/31/95           ENDED            ENDED
TRUST A SHARES                                                                 (UNAUDITED)       11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period                                            $    8.97        $    9.95        $    9.97
Net investment income                                                                0.31             0.65             0.68
Net realized and unrealized gain/(loss) on investments                               0.59            (0.97)           (0.02)
Net increase/(decrease) in net assets resulting from investment operations           0.90            (0.32)            0.66
Distributions:
Dividends from net investment income                                                (0.32)           (0.57)           (0.68)
Distributions from capital                                                             --            (0.09)              --
Total distributions                                                                 (0.32)           (0.66)           (0.68)
Net asset value, end of period                                                  $    9.55        $    8.97        $    9.95
Total return++                                                                      10.14%           (3.41)%           6.73%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                            $  58,588        $  61,946        $  72,596
Ratio of operating expenses to average net assets                                    0.71%+           0.75%            0.67%
Ratio of net investment income to average net assets                                 6.86%+           6.81%            6.70%
Portfolio turnover rate                                                               199%             207%             167%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                             0.81%+           0.86%            0.86%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                $    0.30        $    0.64        $    0.66


                                                                                  PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                  11/30/92*
Operating performance:
Net asset value, beginning of period                                          $   10.00
Net investment income                                                              0.06
Net realized and unrealized gain/(loss) on investments                            (0.03)
Net increase/(decrease) in net assets resulting from investment operations         0.03
Distributions:
Dividends from net investment income                                              (0.06)
Distributions from capital                                                           --
Total distributions                                                               (0.06)
Net asset value, end of period                                                $    9.97
Total return++                                                                     0.35%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $  63,583
Ratio of operating expenses to average net assets                                  0.25%+
Ratio of net investment income to average net assets                               8.16%+
Portfolio turnover rate                                                               4%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                           0.85%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                              $    0.06

  * The Nations Mortgage-Backed Securities Fund Trust A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.

NATIONS MUNICIPAL INCOME FUND

                                                                SIX MONTHS
                                                                   ENDED            YEAR              YEAR              YEAR
                                                                 05/31/95           ENDED            ENDED             ENDED
TRUST A SHARES                                                  (UNAUDITED)       11/30/94          11/30/93          11/30/92
Operating performance:
Net asset value, beginning of period                             $    9.64        $   11.33       $   10.65        $   10.25
Net investment income                                                 0.30             0.57            0.59             0.59
Net realized and unrealized gain/(loss) on investments                1.14            (1.44)           0.72             0.41
Net increase/(decrease) in net assets resulting from
  investment operations                                               1.44            (0.87)           1.31             1.00
Distributions:
Dividends from net investment income                                 (0.30)           (0.57)          (0.59)           (0.59)
Distributions in excess of net investment income                        --            (0.00)#            --               --
Distributions from net realized capital gains                           --            (0.25)          (0.04)           (0.01)
Total distributions                                                  (0.30)           (0.82)          (0.63)           (0.60)
Net asset value, end of period                                   $   10.78        $    9.64       $   11.33        $   10.65
Total return++                                                       15.08%           (8.17)%         12.54%            9.97%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                             $  61,785        $  59,279       $  88,386        $  62,387
Ratio of operating expenses to average net assets                     0.61%+           0.61%           0.52%            0.43%
Ratio of operating expenses to average net asset including
  interest expense                                                      --             0.62%             --               --
Ratio of net investment income to average net assets                  5.81%+           5.42%           5.24%            5.51%
Portfolio turnover rate                                                 24%              63%             48%              19%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                               0.90%+           0.90%           0.84%            0.90%
Net investment income per share before fee waivers and/or
  expense reimbursements                                         $    0.28        $    0.54       $    0.55        $    0.54


                                                                   PERIOD
                                                                   ENDED
TRUST A SHARES                                                   11/30/91*
Operating performance:
Net asset value, beginning of period                           $   10.00
Net investment income                                               0.52
Net realized and unrealized gain/(loss) on investments              0.25
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.77
Distributions:
Dividends from net investment income                               (0.52)
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                (0.52)
Net asset value, end of period                                 $   10.25
Total return++                                                      7.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $  23,631
Ratio of operating expenses to average net assets                   0.20%+
Ratio of operating expenses to average net asset including
  interest expense                                                    --
Ratio of net investment income to average net assets                6.07%+
Portfolio turnover rate                                               54%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                             0.88%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                       $    0.45

  * The Nations Municipal Income Fund Trust A Shares commenced operations on February 1, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

                                                                       SIX MONTHS
                                                                          ENDED            YEAR           PERIOD
                                                                        05/31/95           ENDED           ENDED
TRUST A SHARES                                                         (UNAUDITED)       11/30/94        11/30/93*
Operating performance:
Net asset value, beginning of period                                    $    9.69        $    9.96       $   10.00
Net investment income                                                        0.26             0.38            0.05
Net realized and unrealized gain/(loss) on investments                       0.26            (0.27)          (0.04)
Net increase in net assets resulting from investment operations              0.52             0.11            0.01
Distributions:
Dividends from net investment income                                        (0.26)           (0.38)          (0.05)
Distributions from net realized capital gains                                  --            (0.00)#            --
Total distributions                                                         (0.26)           (0.38)          (0.05)
Net asset value, end of period                                          $    9.95        $    9.69       $    9.96
Total return++                                                               5.01%            1.09%           0.06%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                    $  46,773        $  33,488       $   5,999
Ratio of operating expenses to average net assets                            0.41%+           0.34%           0.09%+
Ratio of net investment income to average net assets                         4.50%+           3.83%           3.16%+
Portfolio turnover rate                                                        33%              57%             45%
Ratio of operating expenses to average net assets
  before fee waivers and/or expense reimbursements                          0.97%+           0.80%            1.04%+
Net investment income per share before fee waivers
  and/or expense reimbursements                                         $    0.23        $    0.33       $    0.04

  * The Nations Short-Term Municipal Income Fund Trust A Shares commenced operations on October 7, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

NATIONS INTERMEDIATE MUNICIPAL BOND FUND

                                                                               SIX MONTHS
                                                                                  ENDED              YEAR           PERIOD
                                                                                05/31/95             ENDED           ENDED
TRUST A SHARES                                                                 (UNAUDITED)         11/30/94        11/30/93*
Operating performance:
Net asset value, beginning of period                                            $    9.24          $   10.11       $   10.00
Net investment income                                                                0.24               0.45            0.14
Net realized and unrealized gain/(loss) on investments                               0.74              (0.86)           0.11
Net increase/(decrease) in net assets resulting from investment operations           0.98              (0.41)           0.25
Distributions:
Dividends from net investment income                                                (0.24)             (0.45)          (0.14)
Distributions in excess of net investment income                                       --              (0.00)#            --
Distributions from net realized capital gains                                          --              (0.01)             --
Total distributions                                                                 (0.24)             (0.46)          (0.14)
Net asset value, end of period                                                  $    9.98          $    9.24       $   10.11
Total return++                                                                      10.74%             (4.25)%          2.46%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                            $  67,929          $  38,055       $  28,335
Ratio of operating expenses to average net assets                                    0.41%+             0.35%           0.24%+
Ratio of net investment income to average net assets                                 5.03%+             4.59%           4.07%+
Portfolio turnover rate                                                                20%                51%             23%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursement                                                       0.79%+              0.88%          0.96%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                                        $    0.23          $    0.40       $    0.12

  * The Nations Intermediate Municipal Bond Fund Trust A Shares commenced operations on July 30, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                       SIX MONTHS
                                                                                          ENDED         YEAR          PERIOD
                                                                                        05/31/95        ENDED          ENDED
TRUST A SHARES                                                                         (UNAUDITED)    11/30/94       11/30/93*
Operating performance:
Net asset value, beginning of period                                                    $    9.61     $   10.50      $   10.00
Net investment income                                                                        0.24          0.45           0.44
Net realized and unrealized gain/(loss) on investments                                       0.82         (0.88)          0.50
Net increase/(decrease) in net assets resulting from investment operations                   1.06         (0.43)          0.94
Distributions:
Dividends from net investment income                                                        (0.24)        (0.45)         (0.44)
Distributions in excess of net investment income                                               --         (0.00)#           --
Distributions from net realized gains                                                          --         (0.01)            --
Total distributions                                                                         (0.24)        (0.46)         (0.44)
Net asset value, end of period                                                          $   10.43     $    9.61      $   10.50
Total return++                                                                              11.15%        (4.26)%         9.50%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                    $  43,868     $  42,717      $  41,489
Ratio of operating expenses to average net assets                                            0.55%+        0.55%          0.44%+
Ratio of operating expenses to average net assets including interest expense                 0.56%+          --             --
Ratio of net investment income to average net assets                                         4.81%+        4.44%          4.28%+
Portfolio turnover rate                                                                        17%           34%            15%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                             0.77%+        0.76%          0.80%+
Net investment income per share before fee waivers and/or expense reimbursements        $    0.23     $    0.43      $    0.40

  * The Nations Florida Intermediate Municipal Bond Fund Trust A Shares commenced operations on December 11, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

NATIONS FLORIDA MUNICIPAL BOND FUND

                                                                                                       SIX MONTHS
                                                                                                          ENDED         PERIOD
                                                                                                        05/31/95         ENDED
TRUST A SHARES                                                                                         (UNAUDITED)     11/30/94*
Operating performance:
Net asset value, beginning of period                                                                    $    8.40      $    9.93
Net investment income                                                                                        0.26           0.49
Net realized and unrealized gain/(loss) on investments                                                       1.11          (1.53)
Net increase/(decrease) in net assets resulting from investment operations                                   1.37          (1.04)
Dividends from net investment income                                                                        (0.26)         (0.49)
Net asset value, end of period                                                                          $    9.51      $    8.40
Total return++                                                                                              16.45%        (10.70)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $   9,149      $   4,258
Ratio of operating expenses to average net assets                                                            0.33%+         0.21%+
Ratio of net investment income to average net assets                                                         5.67%+         5.55%+
Portfolio turnover rate                                                                                         9%            46%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements           0.95%+         0.91%+
Net investment income per share before fee waivers and/or expense reimbursements                        $    0.23      $    0.43

  * The Nations Florida Municipal Bond Fund Trust A Shares commenced operations on December 13, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
TRUST A SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                       $    9.82          $   10.82          $   10.29
Net investment income                                                           0.25               0.49               0.50
Net realized and unrealized gain/(loss) on investments                          0.78              (0.98)              0.56
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    1.03              (0.49)              1.06
Distributions:
Dividends from net investment income                                           (0.25)             (0.49)             (0.50)
Distributions in excess of net investment income                                  --              (0.00)#               --
Distributions from net realized capital gains                                     --              (0.02)             (0.03)
Total distributions                                                            (0.25)             (0.51)             (0.53)
Net asset value, end of period                                             $   10.60          $    9.82          $   10.82
Total return++                                                                 10.57%             (4.70)%            10.43%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $  35,966          $  33,111          $  30,738
Ratio of operating expenses to average net assets                               0.55%+             0.54%              0.46%
Ratio of operating expenses to average net assets including interest
  expense                                                                         --               0.55%                --
Ratio of net investment income to average net assets                            4.85%+             4.74%              4.57%
Portfolio turnover rate                                                           13%                22%                 6%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 0.75%+             0.75%              0.77%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.24          $    0.47          $    0.46


                                                                            PERIOD
                                                                             ENDED
TRUST A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                      $   10.00
Net investment income                                                          0.41
Net realized and unrealized gain/(loss) on investments                         0.29
Net increase/(decrease) in net assets resulting from investment
  operations                                                                   0.70
Distributions:
Dividends from net investment income                                          (0.41)
Distributions in excess of net investment income                                 --
Distributions from net realized capital gains                                    --
Total distributions                                                           (0.41)
Net asset value, end of period                                            $   10.29
Total return++                                                                 7.07%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $  20,584
Ratio of operating expenses to average net assets                              0.20%+
Ratio of operating expenses to average net assets including interest
  expense                                                                        --
Ratio of net investment income to average net assets                           5.25%+
Portfolio turnover rate                                                          12%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                0.77%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                          $    0.37

  * The Nations Georgia Intermediate Municipal Bond Fund Trust A Shares commenced operations on March 1, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

NATIONS GEORGIA MUNICIPAL BOND FUND

                                                                                                       SIX MONTHS
                                                                                                          ENDED       PERIOD
                                                                                                        05/31/95       ENDED
TRUST A SHARES                                                                                         (UNAUDITED)   11/30/94*
Operating performance:
Net asset value, beginning of period                                                                    $    8.38    $   10.02
Net investment income                                                                                        0.26         0.46
Net realized and unrealized gain/(loss) on investments                                                       1.09        (1.64)
Net increase/(decrease) in net assets resulting from investment operations                                   1.35        (1.18)
Dividends from net investment income                                                                        (0.26)       (0.46)
Net asset value, end of period                                                                          $    9.47    $    8.38
Total return++                                                                                              16.24%      (12.07)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $     598    $     232
Ratio of operating expenses to average net assets                                                            0.34%+       0.21%+
Ratio of net investment income to average net assets                                                         5.68%+       5.60%+
Portfolio turnover rate                                                                                        17%          35%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements           0.99%+       1.04%+
Net investment income per share before fee waivers and/or expense reimbursements                        $    0.23    $    0.39

  * The Nations Georgia Municipal Bond Fund Trust A Shares commenced operations on January 13, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                              SIX MONTHS
                                                 ENDED             YEAR              YEAR              YEAR              YEAR
                                               05/31/95           ENDED             ENDED             ENDED             ENDED
TRUST A SHARES                                (UNAUDITED)        11/30/94          11/30/93          11/30/92          11/30/91
Operating performance:
Net asset value, beginning of period           $   10.00      $   11.09         $   10.72         $   10.44         $   10.21
Net investment income                               0.25           0.50              0.52              0.55              0.60
Net realized and unrealized gain/(loss) on
  investments                                       0.79          (0.99)             0.44              0.31              0.24
Net increase/(decrease) in net assets
  resulting from investment operations              1.04          (0.49)             0.96              0.86              0.84
Distributions:
Dividends from net investment income               (0.25)         (0.50)            (0.52)            (0.55)            (0.60)
Distributions from net realized capital
  gains                                            (0.03)         (0.10)            (0.07)            (0.03)            (0.01)
Distributions in excess of net realized
  capital gains                                       --          (0.00)#              --                --                --
Total distributions                                (0.28)         (0.60)            (0.59)            (0.58)            (0.61)
Net asset value, end of period                 $   10.76      $   10.00         $   11.09         $   10.72         $   10.44
Total return++                                     10.57%         (4.64)%            9.11%             8.41%+++          8.46%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)           $  60,431      $  61,349         $  61,552         $  48,192         $  31,088
Ratio of operating expenses to average net
  assets                                            0.55%+         0.53%             0.49%             0.39%             0.20%
Ratio of net investment income to average
  net assets                                        4.89%+         4.73%             4.73%             5.12%             5.76%
Portfolio turnover rate                                7%            22%               26%               38%               26%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                    0.77%+         0.73%             0.73%             0.78%             0.71%
Net investment income per share before fee
  waivers and/or expense reimbursements        $    0.24      $    0.48         $    0.49         $    0.51         $    0.55


                                                 PERIOD
                                                 ENDED
TRUST A SHARES                                 11/30/90*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income                             0.16
Net realized and unrealized gain/(loss) on
  investments                                     0.21
Net increase/(decrease) in net assets
  resulting from investment operations            0.37
Distributions:
Dividends from net investment income             (0.16)
Distributions from net realized capital
  gains                                             --
Distributions in excess of net realized
  capital gains                                     --
Total distributions                              (0.16)
Net asset value, end of period               $   10.21
Total return++                                    3.72%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $  11,087
Ratio of operating expenses to average net
  assets                                          0.21%+
Ratio of net investment income to average
  net assets                                      6.12%+
Portfolio turnover rate                             49%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                  0.84%+
Net investment income per share before fee
  waivers and/or expense reimbursements      $    0.13

  * The Nations Maryland Intermediate Municipal Bond Fund Trust A Shares commenced operations on September 1, 1990.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

NATIONS MARYLAND MUNICIPAL BOND FUND

                                                                                                       SIX MONTHS
                                                                                                          ENDED         PERIOD
                                                                                                        05/31/95         ENDED
TRUST A SHARES                                                                                         (UNAUDITED)     11/30/94*
Operating performance:
Net asset value, beginning of period                                                                    $    8.37      $    8.90
Net investment income                                                                                        0.25           0.11
Net realized and unrealized gain/(loss) on investments                                                       1.02          (0.53)
Net increase/(decrease) in net assets resulting from investment operations                                   1.27          (0.42)
Dividends from net investment income                                                                        (0.25)         (0.11)
Net asset value, end of period                                                                          $    9.39      $    8.37
Total return++                                                                                              15.29%         (4.89)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $   1,891      $      39
Ratio of operating expenses to average net assets                                                            0.34%+         0.21%+
Ratio of net investment income to average net assets                                                         5.43%+         5.48%+
Portfolio turnover rate                                                                                         5%            39%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements           1.02%+         1.30%+
Net investment income per share before fee waivers and/or expense reimbursements                        $    0.22      $    0.09

 * The Nations Maryland Municipal Bond Fund Trust A Shares commenced operations on September 20, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                        SIX MONTHS
                                                                                           ENDED        YEAR        PERIOD
                                                                                         05/31/95       ENDED        ENDED
TRUST A SHARES                                                                          (UNAUDITED)   11/30/94     11/30/93*
Operating performance:
Net asset value, beginning of period                                                     $    9.53    $   10.46    $   10.00
Net investment income                                                                         0.23         0.44         0.43
Net realized and unrealized gain/(loss) on investments                                        0.81        (0.88)        0.46
Net increase/(decrease) in net assets resulting from investment operations                    1.04        (0.44)        0.89
Distributions:
Dividends from net investment income                                                         (0.23)       (0.44)       (0.43)
Distributions from net realized capital gains                                                (0.01)       (0.05)          --
Total distributions                                                                          (0.24)       (0.49)       (0.43)
Net asset value, end of period                                                           $   10.33    $    9.53    $   10.46
Total return++                                                                               10.98%       (4.34)%       9.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                     $  18,538    $  14,148    $  11,814
Ratio of operating expenses to average net assets                                             0.56%+       0.55%        0.42%+
Ratio of net investment income to average net assets                                          4.57%+       4.38%        4.23%+
Portfolio turnover rate                                                                         36%          37%          29%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                              0.82%+       0.82%        0.85%+
Net investment income per share before fee waivers and/or expense reimbursements         $    0.22    $    0.42    $    0.39

  * The Nations North Carolina Intermediate Municipal Bond Fund Trust A Shares commenced operations on December 11, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

                                                                                                         SIX MONTHS
                                                                                                            ENDED        PERIOD
                                                                                                          05/31/95        ENDED
TRUST A SHARES                                                                                           (UNAUDITED)    11/30/94*
Operating performance:
Net asset value, beginning of period                                                                      $    8.36     $   10.06
Net investment income                                                                                          0.26          0.45
Net realized and unrealized gain/(loss) on investments                                                         1.11         (1.70)
Net increase/(decrease) in net assets resulting from investment operations                                     1.37         (1.25)
Dividends from net investment income                                                                          (0.26)        (0.45)
Net asset value, end of period                                                                            $    9.47     $    8.36
Total return++                                                                                                16.50%       (12.65)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                      $     962     $     531
Ratio of operating expenses to average net assets                                                              0.31%+        0.21%+
Ratio of net investment income to average net assets                                                           5.65%+        5.53%+
Portfolio turnover rate                                                                                          20%           29%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements             0.93%+        0.92%+
Net investment income per share before fee waivers and/or expense reimbursements                          $    0.23     $    0.40

  * The Nations North Carolina Municipal Bond Fund Trust A Shares commenced operations on January 11, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                       SIX MONTHS
                                                                          ENDED              YEAR               YEAR
                                                                        05/31/95             ENDED              ENDED
TRUST A SHARES                                                         (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                    $    9.76          $   10.61         $   10.18
Net investment income                                                        0.25               0.50              0.50
Net realized and unrealized gain/(loss) on investments                       0.74              (0.84)             0.43
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 0.99              (0.34)             0.93
Distributions:
Dividends from net investment income                                        (0.25)             (0.50)            (0.50)
Distributions in excess of net investment income                               --              (0.00)#              --
Distributions from net realized capital gains                                  --              (0.01)               --
Total distributions                                                         (0.25)             (0.51)            (0.50)
Net asset value, end of period                                          $   10.50          $    9.76         $   10.61
Total return++                                                              10.30%             (3.37)%            9.32%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $      48,222      $      49,030      $     56,995
Ratio of operating expenses to average net assets                            0.55%+             0.54%             0.45%
Ratio of operating expenses to average net assets including
  interest expense                                                           0.56%+               --                --
Ratio of net investment income to average net assets                         5.03%+             4.82%             4.68%
Portfolio turnover rate                                                         6%                30%               11%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                      0.76%+             0.75%             0.75%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                    $        0.24      $        0.48      $       0.47

                                                                         PERIOD
                                                                          ENDED
TRUST A SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                   $   10.00
Net investment income                                                       0.47
Net realized and unrealized gain/(loss) on investments                      0.18
Net increase/(decrease) in net assets resulting from investment
  operations                                                                0.65
Distributions:
Dividends from net investment income                                       (0.47)
Distributions in excess of net investment income                              --
Distributions from net realized capital gains                                 --
Total distributions                                                        (0.47)
Net asset value, end of period                                         $   10.18
Total return++                                                              6.62%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $     39,535
Ratio of operating expenses to average net assets                           0.20%+
Ratio of operating expenses to average net assets including
  interest expense                                                            --
Ratio of net investment income to average net assets                        4.11%+
Portfolio turnover rate                                                        7%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                     0.74%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                    $       0.42

  * The Nations South Carolina Intermediate Municipal Bond Fund Trust A Shares commenced operations on January 6, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                                                                                                           SIX MONTHS     PERIOD
                                                                                                              ENDED        ENDED
                                                                                                            05/31/95     11/30/94*
TRUST A SHARES                                                                                             (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                        $    8.65    $   10.02
Net investment income                                                                                            0.27         0.48
Net realized and unrealized gain/(loss) on investments                                                           1.08        (1.37)
Net increase/(decrease) in net assets resulting from investment operations                                       1.35        (0.89)
Dividends from net investment income                                                                            (0.27)       (0.48)
Net asset value, end of period                                                                              $    9.73    $    8.65
Total return++                                                                                                  15.71%       (9.12)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $       1,614    $     400
Ratio of operating expenses to average net assets                                                                0.34%+       0.21%+
Ratio of net investment income to average net assets                                                             5.68%+       5.48%+
Portfolio turnover rate                                                                                             5%          14%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements               0.99%+       1.12%+
Net investment income per share before fee waivers and/or expense reimbursements                        $        0.24    $    0.41

  * The Nations South Carolina Municipal Bond Fund Trust A Shares commenced operations on December 27, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                                                            SIX MONTHS
                                                                                               ENDED              YEAR
                                                                                             05/31/95             ENDED
TRUST A SHARES                                                                              (UNAUDITED)         11/30/94
Operating performance:
Net asset value, beginning of period                                                         $    9.30          $   10.18
Net investment income                                                                             0.23               0.45
Net realized and unrealized gain/(loss) on investments                                            0.72              (0.87)
Net increase/(decrease) in net assets resulting from investment operations                        0.95              (0.42)
Distributions:
Dividends from net investment income                                                             (0.23)             (0.45)
Distributions in excess of net investment income                                                    --              (0.00)#
Distributions from net realized capital gains                                                       --              (0.01)
Total distributions                                                                              (0.23)             (0.46)
Net asset value, end of period                                                               $   10.02          $    9.30
Total return++                                                                                   10.34%             (4.24)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                     $       5,815      $       4,116
Ratio of operating expenses to average net assets                                                 0.56%+             0.52%
Ratio of operating expenses including interest expense                                              --               0.53%
Ratio of net investment income to average net assets                                              4.80%+             4.56%
Portfolio turnover rate                                                                             17%                41%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                  0.87%+             0.89%
Net investment income per share before fee waivers and/or expense reimbursements         $        0.22      $        0.41


                                                                                              PERIOD
                                                                                               ENDED
TRUST A SHARES                                                                               11/30/93*
Operating performance:
Net asset value, beginning of period                                                         $   10.06
Net investment income                                                                             0.29
Net realized and unrealized gain/(loss) on investments                                            0.12
Net increase/(decrease) in net assets resulting from investment operations                        0.41
Distributions:
Dividends from net investment income                                                             (0.29)
Distributions in excess of net investment income                                                    --
Distributions from net realized capital gains                                                       --
Total distributions                                                                              (0.29)
Net asset value, end of period                                                               $   10.18
Total return++                                                                                    4.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                     $       2,123
Ratio of operating expenses to average net assets                                                 0.27%+
Ratio of operating expenses including interest expense                                              --
Ratio of net investment income to average net assets                                              4.31%+
Portfolio turnover rate                                                                             16%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                  0.94%+
Net investment income per share before fee waivers and/or expense reimbursements         $        0.24

  * The Nations Tennessee Intermediate Municipal Bond Fund Trust A Shares commenced operations on April 13, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

NATIONS TENNESSEE MUNICIPAL BOND FUND

                                                                                                         SIX MONTHS    PERIOD
                                                                                                            ENDED       ENDED
                                                                                                          05/31/95    11/30/94*
TRUST A SHARES                                                                                           (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                      $    8.58   $    9.59
Net investment income                                                                                          0.26        0.39
Net realized and unrealized gain/(loss) on investments                                                         1.05       (1.01)
Net increase/(decrease) in net assets resulting from investment operations                                     1.31       (0.62)
Dividends from net investment income                                                                          (0.26)      (0.39)
Net asset value, end of period                                                                            $    9.63   $    8.58
Total return++                                                                                                15.47%      (6.66)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                      $     270   $     311
Ratio of operating expenses to average net assets                                                              0.34%+      0.21%+
Ratio of net investment income to average net assets                                                           5.72%+      5.56%+
Portfolio turnover rate                                                                                          30%         38%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements             1.10%+      1.20%+
Net investment income per share before fee waivers and/or expense reimbursements                          $    0.23   $    0.32

  * The Nations Tennessee Municipal Bond Fund Trust A Shares commenced operations on March 2, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                        SIX MONTHS
                                                                                           ENDED          YEAR        PERIOD
                                                                                         05/31/95         ENDED        ENDED
TRUST A SHARES                                                                          (UNAUDITED)     11/30/94     11/30/93*
Operating performance:
Net asset value, beginning of period                                                     $    9.53      $   10.35    $   10.00
Net investment income                                                                         0.23           0.44         0.41
Net realized and unrealized gain/(loss) on investments                                        0.65          (0.79)        0.35
Net increase/(decrease) in net assets resulting from investment operations                    0.88          (0.35)        0.76
Distributions:
Dividends from net investment income                                                         (0.23)         (0.44)       (0.41)
Distributions in excess of net investment income                                                --          (0.00)#         --
Distributions from net realized capital gains                                                   --          (0.03)          --
Total distributions                                                                          (0.23)         (0.47)       (0.41)
Net asset value, end of period                                                           $   10.18      $    9.53    $   10.35
Total return++                                                                                9.35%         (3.48)%       7.72%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                     $  22,956  $      24,066     $  31,875
Ratio of operating expenses to average net assets                                             0.56%+         0.55%        0.44%+
Ratio of net investment income to average net assets                                          4.72%+         4.40%        4.43%+
Portfolio turnover rate                                                                         38%            61%          63%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                              0.80%+         0.78%        0.82%+
Net investment income per share before fee waivers and/or expense reimbursements         $    0.22  $        0.42     $   0.38

  * The Nations Texas Intermediate Municipal Bond Fund Trust A Shares commenced operations on January 12, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

NATIONS TEXAS MUNICIPAL BOND FUND

                                                                                                           SIX MONTHS
                                                                                                              ENDED       PERIOD
                                                                                                            05/31/95       ENDED
TRUST A SHARES                                                                                             (UNAUDITED)   11/30/94*
Operating performance:
Net asset value, beginning of period                                                                        $    8.39    $   10.01
Net investment income                                                                                            0.26         0.42
Net realized and unrealized gain/(loss) on investments                                                           1.05        (1.62)
Net increase/(decrease) in net assets resulting from investment operations                                       1.31        (1.20)
Dividends from net investment income                                                                            (0.26)       (0.42)
Net asset value, end of period                                                                              $    9.44    $    8.39
Total return++                                                                                                  15.76%      (12.21)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                        $   3,271    $   2,285
Ratio of operating expenses to average net assets                                                                0.34%+       0.22%+
Ratio of net investment income to average net assets                                                             5.73%+       5.52%+
Portfolio turnover rate                                                                                            35%         107%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements               0.99%+       1.06%+
Net investment income per share before fee waivers and/or expense reimbursements                            $    0.23    $    0.35

  * The Nations Texas Municipal Bond Fund Trust A Shares commenced operations on February 3, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                  SIX MONTHS
                                     ENDED            YEAR             YEAR             YEAR             YEAR
                                   05/31/95           ENDED            ENDED            ENDED            ENDED
TRUST A SHARES                    (UNAUDITED)       11/30/94         11/30/93         11/30/92         11/30/91
Operating performance:
Net asset value, beginning of
  period                         $    9.94         $   10.99         $   10.59      $   10.34        $   10.14
Net investment income                 0.25              0.50              0.48           0.54             0.58
Net realized and unrealized
  gain/(loss) on investments          0.73             (0.96)             0.42           0.29             0.21
Net increase/(decrease) in net
  assets resulting from
  investment operations               0.98             (0.46)             0.90           0.83             0.79
Distributions:
Dividends from net investment
  income                             (0.25)            (0.50)            (0.48)         (0.54)           (0.58)
Distributions from net
  realized capital gains                --             (0.09)            (0.02)         (0.04)           (0.01)
Distributions in excess of net
  realized capital gains                --             (0.00)#              --             --               --
Total distributions                  (0.25)            (0.59)            (0.50)         (0.58)           (0.59)
Net asset value, end of period   $   10.67         $    9.94         $   10.99      $   10.59        $   10.34
Total return++                       10.03%            (4.35)%            9.08%          8.28%+++         8.04%+++
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)                         $ 162,341         $ 167,405         $ 193,084      $ 157,773        $ 119,757
Ratio of operating expenses to
  average net assets                  0.62%+            0.61%             0.57%         0.56%             0.45%
Ratio of net investment income
  to average net assets               4.94%+            4.76%             4.80%         5.17%             5.67%
Portfolio turnover rate                 10%               14%               26%           13%               24%
Ratio of operating expenses to
  average net assets before
  fee waivers and/or expense
  reimbursements                      0.82%+            0.73%             0.69%         0.68%             0.73%
Net investment income per
  share before fee waivers
  and/or expense
  reimbursements                 $    0.24         $    0.49         $    0.47      $    0.53        $    0.55


                                      YEAR             PERIOD
                                     ENDED             ENDED
TRUST A SHARES                      11/30/90         11/30/89*
Operating performance:
Net asset value, beginning of
  period                         $   10.08         $   10.00
Net investment income                 0.61              0.12
Net realized and unrealized
  gain/(loss) on investments          0.11              0.03
Net increase/(decrease) in net
  assets resulting from
  investment operations               0.72              0.15
Distributions:
Dividends from net investment
  income                             (0.66)            (0.07)
Distributions from net
  realized capital gains                --                --
Distributions in excess of net
  realized capital gains                --                --
Total distributions                  (0.66)            (0.07)
Net asset value, end of period   $   10.14         $   10.08
Total return++                        7.41%+++          1.46%+++
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)                         $  75,962         $  46,560
Ratio of operating expenses to
  average net assets                  0.26%             0.16%+
Ratio of net investment income
  to average net assets               6.09%             6.09%+
Portfolio turnover rate                 19%               12%
Ratio of operating expenses to
  average net assets before
  fee waivers and/or expense
  reimbursements                      0.80%             0.81%+
Net investment income per
  share before fee waivers
  and/or expense
  reimbursements                 $    0.55         $    0.08

  * The Nations Virginia Intermediate Municipal Bond Fund Trust A Shares commenced operations on September 20, 1989.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                                                                           SIX MONTHS
                                                                                                              ENDED      PERIOD
                                                                                                            05/31/95      ENDED
TRUST A SHARES                                                                                             (UNAUDITED)  11/30/94*
Operating performance:
Net asset value, beginning of period                                                                        $    8.29   $   10.00
Net investment income                                                                                            0.26        0.45
Net realized and unrealized gain/(loss) on investments                                                           1.07       (1.71)
Net increase/(decrease) in net assets resulting from investment operations                                       1.33       (1.26)
Dividends from net investment income                                                                            (0.26)      (0.45)
Net asset value, end of period                                                                              $    9.36   $    8.29
Total return++                                                                                                  16.17%     (12.86)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $       2,364   $     432
Ratio of operating expenses to average net assets                                                                0.34%+      0.21%+
Ratio of net investment income to average net assets                                                             5.71%+      5.52%+
Portfolio turnover rate                                                                                             0%         61%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements               0.98%+      0.99%+
Net investment income per share before fee waivers and/or expense reimbursements                        $        0.24   $    0.38

  * The Nations Virginia Municipal Bond Fund Trust A Shares commenced operations on January 11, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

   Objectives

MONEY MARKET FUNDS:

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: The Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS TREASURY FUND: The Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS GOVERNMENT MONEY MARKET FUND: The Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

NATIONS TAX EXEMPT FUND: The Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

EQUITY FUNDS:

NATIONS VALUE FUND: The Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.

NATIONS EQUITY INCOME FUND: The Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which NationsBank believes have favorable prospects for increasing dividend income and/or capital appreciation.

NATIONS INTERNATIONAL EQUITY FUND: The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

NATIONS EMERGING MARKETS FUND: The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).

NATIONS CAPITAL GROWTH FUND: The Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of NationsBank, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.

NATIONS EMERGING GROWTH FUND: The Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.

NATIONS DISCIPLINED EQUITY FUND: The Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by NationsBank to have the potential for significant increases in earnings per share.

NATIONS EQUITY INDEX FUND: The investment objective of the Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").(1) The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: The Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Nations Equity Index Fund.
three major asset groups: common stocks, fixed income securities, and cash equivalents.

BOND FUNDS:

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund is expected to have an average dollar weighted maturity between two and seven years.

NATIONS GOVERNMENT SECURITIES FUND: The Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS SHORT-TERM INCOME FUND: The Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the Fund will have an average dollar weighted maturity of three years or less. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

NATIONS DIVERSIFIED INCOME FUND: The Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.

NATIONS STRATEGIC FIXED INCOME FUND: The Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may under normal market conditions invest in long-term, intermediate-term and short-term securities and has not placed any limitations on the duration of the portfolio.

NATIONS MORTGAGE-BACKED SECURITIES FUND: The Nations Mortgage-Backed Securities Fund's investment objective is to seek as high a level of total investment return as is consistent with prudent investment risk, by investing primarily in mortgage-backed securities.

NATIONS GLOBAL GOVERNMENT INCOME FUND: The Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.

NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND AND NATIONS INTERMEDIATE MUNICIPAL BOND FUND: The investment objective of Nations Municipal Income Fund and Nations Short-Term Municipal Income Fund is to seek a high level of current interest income that is exempt from Federal income taxes. Such Funds invest primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax ("Municipal Securities").

The Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.

During normal market conditions, at least 80% of the total assets of Nations Municipal Income Fund and Nations Intermediate Municipal Bond Fund will be invested in Municipal Securities with remaining maturities of 40 years or less. The average dollar weighted effective maturity of the Nations Municipal Income Fund will be at least five years, except during temporary defensive periods. During normal market conditions, the average dollar weighted effective maturity of Nations Short-Term Municipal Income Fund will be three years or less. The average dollar weighted effective maturity of Nations Intermediate Municipal Bond Fund will be between three to ten years, except during temporary defensive periods.

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE INTERMEDIATE MUNICIPAL BOND FUNDS," AND NATIONS FLORIDA MUNICIPAL BOND FUND, NATIONS GEORGIA MUNICIPAL BOND FUND, NATIONS MARYLAND MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND, NATIONS TENNESSEE MUNICIPAL BOND FUND, NATIONS TEXAS MUNICIPAL BOND FUND AND NATIONS VIRGINIA MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE MUNICIPAL BOND FUNDS": As described below, each of these Funds seeks to provide investors with as high a level of income exempt from Federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also seeks to provide a maximum level of income which is exempt from the personal income taxes, if any, for resident shareholders of the Fund's respective state.

The Nations Florida Intermediate Municipal Bond Fund's and Nations Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income and the Florida state intangibles tax, consistent with relative stability of principal. The Nations Georgia Intermediate Municipal Bond Fund's and Nations Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal. The Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal. The Nations North Carolina Intermediate Municipal Bond Fund's and Nations North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes and state intangibles taxes, consistent with the relative stability of principal. The Nations South Carolina Intermediate Municipal Bond Fund's and Nations South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal. The Nations Tennessee Intermediate Municipal Bond Fund's and Nations Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal. The Nations Texas Intermediate Municipal Bond Fund's and Nations Texas Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income tax, consistent with the relative stability of principal. The Nations Virginia Intermediate Municipal Bond Fund's and Nations Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.

Each of the above State Intermediate Municipal Bond Funds and State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes). For these tax purposes, with respect to 50% of the value of its assets, each Fund invests no more than 5% of such assets in securities of a single issuer (except the U.S. Government or its agencies or instrumentalities). Each Fund may not invest more than 25% of its assets in the securities of a single issuer. The average dollar weighted effective maturity of each of the State Intermediate Municipal Bond Funds will be between three and ten years, except during temporary defensive periods. The average dollar weighted effective maturity of the State Municipal Bond Funds will be at least five years, except during temporary defensive periods. The value of the Funds' portfolios can be expected to vary inversely with changes in prevailing interest rates.

   How Objectives Are Pursued

MONEY MARKET FUNDS:

NATIONS PRIME FUND: The Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by the trust. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TREASURY FUND: The Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."
NATIONS GOVERNMENT MONEY MARKET FUND: The Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TAX EXEMPT FUND: The Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities, the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends and Distributions are Made; Tax Information."

The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch"), or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by NationsBank pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of NationsBank, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."

EQUITY FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a universe of approximately 800 stocks monitored by NationsBank. NationsBank closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by NationsBank to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. NationsBank also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on NationsBank's judgment of their total return potential. NationsBank buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by NationsBank in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. NationsBank believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. NationsBank will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, NationsBank believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500 Index, a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, NationsBank believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.

To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by NationsBank. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P) or if not rated, are of equivalent investment quality as determined by NationsBank. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when NationsBank believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that NationsBank and the Fund's sub-investment adviser believe have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers and securities of foreign investment funds or trusts. For additional information concerning the Fund's investment practices, see "Appendix A."

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50 percent of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by NationsBank and/or the Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, NationsBank and/or the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. NationsBank and the Fund's sub-investment adviser seek to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. NationsBank and the Fund's sub-investment adviser believe that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by NationsBank and/or the Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, NationsBank and/or the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See

"Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

(Bullet) companies that own or develop natural resources, such as energy exploration companies;

(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;

(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;

(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and

(Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year and efficient response to changing market conditions, NationsBank seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by NationsBank. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and NationsBank will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, NationsBank will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that NationsBank, as investment adviser, believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for purchase by the Fund, NationsBank utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. NationsBank believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. NationsBank also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.

NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, NationsBank will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value.

NationsBank generally will seek to match the composition of the S&P 500 Index as much as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, NationsBank judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. NationsBank may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.

Under normal conditions, NationsBank will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If NationsBank believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.

The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants. For additional information concerning the Fund's investment practices, see "Appendix A."

ABOUT THE INDEX. The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with the Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard and Poor's 500" is a service mark of S&P.

The 500 securities, most of which trade on the New York Stock Exchange, represented, as of February 28, 1995, approximately 70% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 47% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of February 28, 1995, the five largest companies in the Index were: General Electric (2.6%), Exxon Corporation (2.2%), American Telephone & Telegraph (2.2%), Coca-Cola (2.0%) and Royal Dutch/Shell (1.7%). The largest industry categories were telephone companies (8.2%), pharmaceuticals (5.8%), financial institutions (5.4%), retail (5.1%) and producer goods (5.0%).

GENERAL: Each Equity Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors. Each Equity Fund also may invest in restricted, private placement and other illiquid securities. Each Equity Fund (except Nations Equity Index Fund) also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, NationsBank will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund invests: common stocks, fixed income securities, and cash equivalents. In assessing relative value and expected returns, NationsBank will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, NationsBank believes that common stocks typically offer the best opportunity for long-term capital appreciation, and that high quality companies with above average earnings growth and return on equity offer the best growth prospects among common stocks.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet NationsBank's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with records of above-average earnings growth and above-average capital growth potential. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obliga-tions. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defense measure if market conditions warrant. For additional information concerning these instruments, see "Appendix A."

The Fund also may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors and engage in dollar roll transactions. The Fund also may invest in restricted, private placement and other illiquid securities, and also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. See "Appendix A" below for additional information concerning the investment practices of this Fund.

BOND FUNDS:

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. U.S. Government Obligations include U.S. Treasury Obligations, which differ only in their interest rates, maturities and times of issuance. U.S. Government Obligations also include obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). For a more detailed description of the investment practices of this Fund, see "Appendix A -- U.S. Government Obligations" and "Asset Backed Securities."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in NationsBank's opinion, existing circumstances warrant.

NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government Obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs," real estate investment trust securities or mortgage-backed bonds; other Asset-Backed Securities rated by one of the six NRSROs, or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.")

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments determined by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, prevailing market or economic circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by NationsBank to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; U.S. Government obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend paying preferred and common stock.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS MORTGAGE-BACKED SECURITIES FUND: In pursuing its investment objective, the Nations Mortgage-Backed Securities Fund may invest in a broad range of debt obligations such as: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; GNMA, FHLMC and FNMA mortgage pass-through securities and collateralized mortgage obligations, other mortgage-backed securities, and other asset backed securities; and corporate debt. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Share price fluctuation is expected to be greater than in funds holding shorter-term securities.

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in Mortgage-Backed Securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will, at the time of purchase, be within the three highest quality ratings of at least one of the six NRSROs or, if unrated, determined by NationsBank to be comparable in quality. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in repurchase agreements, commercial paper, bankers' acceptances, certificates of deposit, time deposits, when-issued and delayed delivery securities and firm commitment agreements. Except as otherwise indicated in this Prospectus, these investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with NationsBank's and/or the Fund's sub-investment adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by NationsBank and/or the Fund's sub-investment adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated A or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by NationsBank and/or the Fund's sub-investment adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S & P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank and/or the Fund's sub-investment adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. NationsBank and the Fund's sub-investment adviser expect that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND AND NATIONS INTERMEDIATE MUNICIPAL BOND FUND: Under normal market conditions, the Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund will invest at least 65% of the total value of their assets in Municipal Securities which will be rated investment grade at the time of purchase by at least one of the following: D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. NationsBank will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.

Up to 35% of the assets of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund may be invested in lower-quality Municipal Securities rated "B" or better by Moody's or S&P, or if not so rated, determined by NationsBank to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment and assurance of interest and principal payment over any long period of time may be small. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."

During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of NationsBank, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include short-term U.S. Government obligations; repurchase agreements; and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix
A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods. The value of a Fund's portfolio generally will vary inversely with changes in prevailing interest rates. For additional information concerning the Funds' investment practices, see "Appendix A."

STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 65% of the total value of the assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in municipal bonds, and substantially all of each Fund's assets will be invested in debt instruments issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities ("Municipal Securities"). Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida, Georgia and North Carolina do impose a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income tax, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends and Distributions are Made; Tax Information.") During normal market conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.

Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. NationsBank will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Funds also may invest in Municipal Securities with stated maturities of less than one year, which are determined to present minimal credit risks and which at the time of purchase are considered to be of high quality, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, and the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax.

During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of NationsBank, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include short-term U.S. Government obligations; repurchase agreements; options; and futures contracts. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds also may hold uninvested cash reserves pending investment or during defensive periods. For additional information concerning the Funds' investment practices, see "Appendix A."

GENERAL: The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Mortgage-Backed Securities Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations State Intermediate Municipal Bond Funds and Nations State Municipal Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each of those Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Mortgage-Backed Securities Fund may engage in reverse repurchase agreements and dollar roll transactions. The Nations Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Bond Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks that investors should be aware of.

Investors in the Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.

The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

The Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to par-ticipate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

PORTFOLIO TURNOVER (NON-MONEY MARKET FUNDS): Generally, the Equity Funds, the Balanced Fund and the Bond Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund and 175% for Nations Global Government Income Fund. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the other Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although NationsBank and Nations Gartmore Investment Management ("Nations Gartmore"), the sub-investment adviser for the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund, will seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

Nations Prime Fund, Nations Treasury Fund, Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Mortgage-Backed Securities Fund, Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund and Nations Short-Term Municipal Income Fund may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.

Also, as a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, the Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

In order for the Money Market Funds to value their investments on the basis of amortized cost, investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined to present minimal credit risks and that at the time of acquisition are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except the Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Money Market Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Money Market Fund's own restrictions will govern.

   How Performance Is Shown

MONEY MARKET FUNDS: From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares and the Nations Tax Exempt Fund also may advertise the tax-equivalent yield of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.
NON-MONEY MARKET FUNDS: From time to time the Non-Money Market Funds may advertise the total return and yield on a class of shares. Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may advertise the tax-equivalent yield of a class of shares. TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of Non-Money Market Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods.
Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of the Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NATIONSBANK, NATIONS GARTMORE INVESTMENT MANAGEMENT OR THE FUNDS.

                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
PACIFIC EX-JAPAN COMPOSITE               March 31, 1995*
One Year                                      4.90%
Three Year                                    24.50%
Five Year                                     15.70%
Since Inception on January 1,
  1988                                        22.20%

[CAPTION]

Annual Total Returns*

  1988       1989       1990       1991       1992       1993       1994
 10.70%     56.10%     (1.50%)    20.30%     21.10%     106.90%   (15.10%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
EMERGING MARKETS COMPOSITE               March 31, 1995*
One Year                                     (24.40%)
Since Inception on January 1,
  1993                                        9.60%

Annual
Total
Returns*
   1993         1994
  73.90%      (20.20%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

                                   Average Annual Total Return
                                    for the Periods Indicated
GLOBAL GOVERNMENT BOND EX-U.K.               through
  COMPOSITE*                             March 31, 1995**
One Year                                      7.90%
Three Year                                    9.40%
Since Inception on September 1,
  1990                                        11.40%


Annual Total Returns**
   1991         1992         1993         1994
  19.30%        3.30%       13.50%       (2.40%)

 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for the Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J. P. Morgan Global Government Bond Index, would not have materially affected their total returns.

** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.

Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                   Average Annual Total Return
                                    for the Periods Indicated
NATIONS INTERNATIONAL EQUITY                 through
  FUND                                    March 31, 1995
One Year                                      1.22%
Three Year                                    6.98%
Since Inception on December 2,
  1991                                        5.30%

[CAPTION]

Annual Total Returns
   1992         1993         1994
  (8.57%)      27.21%        2.60%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.

The "tax-equivalent yield" of the Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Trust A Shares, the Money Market Funds offer Trust B, Investor A, Investor B, Investor C and Investor D Shares. In addition to Trust A Shares, the Non-Money Market Funds offer Trust B, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Institution, as defined below.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAI contains the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.

Nations Gartmore, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994 the Gartmore Group had over $30 billion in assets under management. Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, NationsBank (and/or Nations Gartmore) formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds and the Nations Tax Exempt Fund, NationsBank (and/or Nations Gartmore) is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank (and/or Nations Gartmore) or which have sold shares in such Funds, if NationsBank (and/or Nations Gartmore) believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund; 0.50% of the average daily net assets of each of the Nations Equity Index Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; 0.60% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Mortgage-Backed Securities Fund, Nations Municipal Income Fund and the State Municipal Bond Funds; 0.75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced

Assets Fund; 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; 0.90% of the average daily net assets of Nations Pacific Growth Fund; and 0.70% of the average daily net assets of Nations Global Government Income Fund.

For services provided and expenses assumed pursuant to a sub-advisory agreement, Nations Gartmore is entitled to receive from NationsBank sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's daily net assets; 0.70% of Pacific Growth Fund's daily net assets and 0.54% of Nations Global Government Income Fund's daily net assets. Although the advisory fees for Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Global Government Income Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.

From time to time, NationsBank and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Government Money Market Fund -- 0.16%; Nations Tax Exempt Fund -- 0.09%; Nations Value Fund -- 0.74%; Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.05%; Nations Equity Index Fund -- 0.10%; Nations Balanced Assets Fund -- 0.75%; Nations Short-Intermediate Government Fund -- 0.40%; Nations Short-Term Income Fund -- 0.29%; Nations Diversified Income Fund -- 0.40%; Nations Strategic Fixed Income Fund -- 0.52%; Nations Mortgage-Backed Securities Fund -- 0.50%; Nations Municipal Income Fund -- 0.32%; Nations Short-Term Municipal Income Fund -- 0.10%; Nations Intermediate Municipal Bond Fund -- 0%; Nations Florida Intermediate Municipal Bond Fund -- 0.30%; Nations Florida Municipal Bond Fund -- 0%; Nations Georgia Intermediate Municipal Bond Fund -- 0.30%; Nations Georgia Municipal Bond Fund -- 0%; Nations Maryland Intermediate Municipal Bond Fund -- 0.30%; Nations Maryland Municipal Bond
Fund -- 0%; Nations North Carolina Intermediate Municipal Bond Fund -- 0.24%; Nations North Carolina Municipal Bond Fund -- 0%; Nations South Carolina Intermediate Municipal Bond Fund -- 0.30%; Nations South Carolina Municipal Bond Fund -- 0%; Nations Tennessee Intermediate Municipal Bond Fund -- 0.15%; Nations Tennessee Municipal Bond Fund -- 0%; Nations Texas Intermediate Municipal Bond Fund -- 0.28%; Nations Texas Municipal Bond Fund -- 0%; Nations Virginia Intermediate Municipal Bond Fund -- 0.38%; and Nations Virginia Municipal Bond Fund -- 0%. For the fiscal year ended November 30, 1994, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.21% of the Fund's average daily net assets.

For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Prime Fund -- 0.13%; Nations Treasury Fund -- 0.16%; Nations Government Securities Fund -- 0.46%; Nations Equity Income
Fund -- 0.68%; and Nations International Equity Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid the prior sub-adviser for Nations International Equity Fund 0.38% of the Fund's average daily net assets.

Sharon M. Herrmann has been the principal portfolio manager for Nations Value Fund since its inception in 1989. Ms. Herrmann is Senior Vice President and Director of the Value Equity Style Group and personally manages the core value equity funds of NationsBank's trust investment division. Ms. Herrmann has over 20 years investment experience with NationsBank. Ms. Herrmann earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research.

Eric S. Williams, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Equity Income Fund since 1991. Mr. Williams is Senior Portfolio Manager for NationsBank's investment management division's Equity Income Style Group. He has a B.S. in Business Administration, SUMMA CUM LAUDE, from East Carolina University and has an M.B.A. in Finance from Indiana University. Mr. Williams has been with NationsBank's investment management division since 1986. He is a member of the Association for Investment Management and Research and is on the Advisory Board of Indiana University's Reese Investment Fund.

Stephen Watson has been the principal portfolio manager of the Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global

Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.

Andrew Fleming is the principal portfolio manager of the Nations Emerging Markets Fund. Mr. Fleming is Chief Investment Officer for Nations Gartmore and head of the emerging markets team. Mr. Fleming joined Gartmore in 1984 as an analyst and fund manager on the European desk. In 1986, he joined the Far East team and, in 1993, became head of the Far East desk. Mr. Fleming was then promoted to head of overseas equities. He graduated from the University of York, England.

Seok Teoh is the principal portfolio manager of the Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.

Philip J. Sanders, a member of the Value Equity Group, has been the principal portfolio manager for the Nations Capital Growth Fund since May of 1995. Mr. Sanders is also the Vice President and Fund Manager of the Nations Balanced Target Maturity Fund. Mr. Sanders joined NationsBank in 1988 and prior to joining NationsBank he was employed at Duke Power Company for six years where he supervised and performed various types of detailed financial analysis. He holds a B.A. in Economics from the University of Michigan and a M.B.A. from the University of North Carolina in Charlotte. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Edward E. Smiley is a Senior Vice President of NationsBank and has been the principal portfolio manager for Nations Emerging Growth Fund since 1992. Mr. Smiley received his B.B.A. in Management from Southern Methodist University in 1966 and is a Chartered Financial Analyst. After serving in investment positions with Merrill Lynch and Dean Witter, Mr. Smiley joined Interfirst Investment Management as a senior portfolio manager in 1980. Mr. Smiley manages Emerging-Midcap Funds Style for NationsBank. Mr. Smiley also serves as one of the officer members on the Growth Equity Style Group. Mr. Smiley is a member of the Association for Investment Management and Research and the Dallas Association of Investment Analysts. Mr. Smiley has over 25 years of investment experience.

Steve Smith, a Senior Vice President at NationsBank, has been portfolio manager for the Disciplined Equity Fund since April 1995. Mr. Smith has approximately twenty years of investment management experience, the last twelve years with NationsBank and its affiliates. Mr. Smith is a Chartered Financial Analyst and a member of the Association of Investment Management and Research. Mr. Smith earned a B.S. in engineering and an M.B.A. from the University of Alabama.

Julie L. Hale is the Vice President and Manager of the Balanced Assets Group and Co-Manager of the Equity Income Group and has been the principal portfolio manager for the Nations Balanced Assets Fund since May of 1995. Ms. Hale joined NationsBank in 1991 and was previously employed with National City Bank in Ohio and the Mercantile Safe Deposit & Trust Company in Baltimore, Maryland. She received a B.S. from Mount St. Mary's College and an M.B.A. from Kent State University. She is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Kathy E. Bowman joined NationsBank in March 1995 as a Vice President and Fixed Income Portfolio Manager. She has been the principal portfolio manager for Nations Mortgage-Backed Securities Fund and Nations Government Securities Fund since April, 1995. Ms. Bowman is a member of the Fixed Income Team and has over fourteen years of investment experience. Prior to joining NationsBank, she was a Director of Fixed Income Securities at Providian Capital Management and managed public bond portfolios for insurance products. Ms. Bowman received a BBA from Memphis State University, and holds the Chartered Financial Analyst designation.

Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.

Gregory H. Cobb is a Vice President and Fixed Income Portfolio Manager at NationsBank and has been principal portfolio manager for Nations Short-Term Income Fund since 1993. Mr. Cobb, who joined NationsBank in 1993, is a member of the Fixed Income Group and has over 7 years of portfolio management experience. Mr. Cobb received a B.A. from the University of North Carolina-Chapel Hill.

Mark S. Ahnrud is a Vice President and Fixed Income Portfolio Manager at NationsBank. He has been the principal portfolio manager for Nations Diversified Income Fund since 1992, and has been the principal portfolio manager for Nations Strategic Fixed Income Fund since 1993. Mr. Ahnrud is a member of the Fixed Income Team and has eight years of investment experience. Mr. Ahnrud received a B.S. from Babson College and an M.B.A. from Duke University. Mr. Ahnrud holds the Chartered Financial Analyst designation.

John Swaim joined NationsBank in 1986 and has been the principal portfolio manager for Nations Short-Intermediate Government Fund since 1995. Mr. Swaim is a member of the Fixed Income Team and has over eight years of investment experience. Mr. Swaim previously served as derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received his B.S. from the University of North Texas and holds an M.B.A. from the University of Texas, Arlington.

Michele M. Poirier is responsible for the management of Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier, a Vice President and Fixed Income Portfolio Manager, is responsible for over $1 billion in tax-free assets. She joined NationsBank in 1990 and is the principal portfolio manager for 9 municipal bond mutual funds and 6 municipal bond common trust funds. Ms. Poirer has over 20 years of investment experience from positions previously held in management, sales and trading at Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company, respectively. She earned a B.B.A. in marketing from Georgia State University.

Mathew M. Kiselak, a Vice President and Fixed Income Portfolio Manager responsible for over $600 million in assets, is responsible for the management of Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund and Nations Short-Term Municipal Income Fund. Mr. Kiselak joined NationsBank in 1992 and has over seven years of investment experience. Prior to joining NationsBank, Mr. Kiselak was a tax-exempt portfolio manager and bank credit analyst for Reich & Tang Inc. He received his B.A. in economics from Pace University.

John C. Kohl, a Senior Vice President and Fixed Income Portfolio Manager, has been the principal portfolio manager of Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Virginia Municipal Bond Fund and Nations Intermediate Municipal Bond Fund since August 1994. Mr. Kohl, who has over 15 years of investment experience, joined NationsBank in 1994 and currently is responsible for managing over $1 billion in tax-free assets. Prior to joining NationsBank, Mr. Kohl was chief investment officer for a life insurance company, fixed-income group manager for the personal trust group of a large midwestern bank, and an asset-liability management consultant. Mr. Kohl received a joint B.A. in Economics and North American Studies from McGill University in Montreal and has continued his studies at The American
University and the J. L. Kellogg Graduate School of Management.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank has advised Nations Fund and NationsBank that NationsBank may perform the services contemplated by the various Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.

For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the indicated rate of the following Funds' average daily net assets: Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Mortgage-Backed Securities Fund, Nations Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond
Fund -- 0.09%; Nations Short-Term Municipal Income Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund and Nations Texas Municipal Bond Fund -- 0.06%; Nations Florida Municipal Bond Fund -- 0.07%; and Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations South Carolina Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- 0.05%.

For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of the following Funds: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Trust Shares of the Funds.

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

TSSG serves as the Transfer Agent for each of the Fund's Trust Shares. NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with Morgan Guaranty, called "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. NationsBank of Texas, which also serves as the sub-transfer agent for each Fund's Trust Shares, is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it acts as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds. In return for providing sub-transfer agency services for the Trust Shares of Nations Fund, NationsBank of Texas is entitled to receive an annual fee from TSSG of $251,000.

Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors determines is fair and equitable.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Money Market Funds currently offer six classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. The Non-Money Market Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Certain Funds, however, do not offer shares of each class. This Prospectus relates only to the Trust A Shares of the following funds of Nations Fund Trust: Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Mortgage-Backed Securities Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the 1940 Act requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust A Shares of the following funds of Nations Fund, Inc.: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations
Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Trust A Shares are sold primarily to bank trust departments and other financial institutions (including NationsBank and its affiliated and correspondent banks) ("Institutions") acting on behalf of their customers ("Customers") having a qualified trust account at or relationship with the Institution.

Trust Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge their Customers' accounts for services provided in connection with the purchase of shares.

Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Bank Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "NYSE Business Day"). Unless otherwise specified, the term Business Day in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a NYSE Business Day with respect to a Non-Money Market Fund.

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.

Nations Fund reserves the right to reject any purchase order. The issuance of Trust A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions to record beneficial ownership of Trust A Shares and to reflect such ownership in the account statements provided to their Customers.

EFFECTIVE TIME OF PURCHASES -- MONEY MARKET FUNDS: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund). A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution placing the order, and any funds received will be returned promptly to the sending Institution. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Trust Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.

Institutions are responsible for transmitting orders for purchases by their Customers, and delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.

EFFECTIVE TIME OF PURCHASES -- NON-MONEY MARKET FUNDS: Purchase orders for Trust A Shares in the Non-Money Market Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. Trust Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.

Institutions are responsible for transmitting orders for purchases of Trust A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.

   How To Redeem Shares

Customers may redeem all or part of their Trust A Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Fund. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Cus-tomer accounts for these or other services provided in connection with the redemption of Trust Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.

With respect to the Money Market Funds, redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund), and payment will normally be wired the same day to the Institutions. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund) for execution on that Business Day.

With respect to the Non-Money Market Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.

Nations Fund may redeem a shareholder's Trust Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Trust Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Fund also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

   How The Funds Value Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund), each Bank Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS

MONEY MARKET FUNDS: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund), on the day of declaration. Trust A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Trust A Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his Trust A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.

NON-MONEY MARKET FUNDS: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are declared and paid each fiscal quarter by the Equity Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.

Trust A Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Trust A Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

The net asset value of Trust A Shares in the Non-Money Market Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Trust A Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Trust A Shares in a Fund.

TAX INFORMATION

Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an Individual Retirement Account are generally deferred under the Code.)

Corporate shareholders may be entitled to the dividends received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of the Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

NATIONS TAX EXEMPT FUND, NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND, THE STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND THE STATE MUNICIPAL BOND FUNDS

As regulated investment companies, each of these Funds is entitled to pass through to their shareholders tax-exempt interest income ("exempt-interest dividends") subject to certain conditions which these Funds intend to satisfy. To the extent that any of these Funds earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income taxes. The policy of the Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income net of certain deductions and 90% of their investment company taxable income. The Nations Tax Exempt Fund does not intend to earn investment company taxable income or long-term capital gains. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund, Nations Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Short-Term Municipal Income Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

If any of these Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida, Georgia and North Carolina impose a tax upon intangible personal property which may apply to shares of the Funds held by residents of those states. Florida has issued a Technical Assistance Advisement indicating that shares in the Nations Florida Intermediate Municipal Bond Fund and the Nations Florida Municipal Bond Fund will not be subject to Florida's intangibles tax, subject to certain requirements which these two Funds intend to satisfy. See Nations Fund Trust's SAI for further details about state tax treatment relevant to shareholders of these Funds.

In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situations. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

The life of an Asset Backed Security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.

The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by NationsBank and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.

NON-MORTGAGE ASSET BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.

The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by NationsBank to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.

The Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. The Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emer-gency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when NationsBank believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of NationsBank.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank and/or Nations Gartmore at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when NationsBank and the Fund's sub-adviser believe that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. NationsBank and the Fund's sub-adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If NationsBank or Nations Gartmore incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by NationsBank. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank or Nations Gartmore, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank and/or Nations Gartmore expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Fund's Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, NationsBank will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. NationsBank will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by NationsBank to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Since each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that Fund's income, capital, and liquidity may be adversely affected.

For the past forty years, the economy of the State of Florida has consisted primarily of tourism, retirement and agriculture. More recently, military and defense spending have fueled economic diversification as well as the aerospace industry, laser optics research, computer manufacturing and international trade and commerce. Currently, Moody's rates Florida's general obligation bonds "Aa", and S&P rates such bonds "AA".

The State of Georgia has a diversified economy, which has performed relatively well in recent years. Important industries in the State include pulp and paper products, agriculture and textiles. Currently, Moody's rates Georgia general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Maryland's leading areas of employment are services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, electronic equipment, industrial machinery, and transportation equipment). Maryland has a higher than average number of people employed by the Government. The Port of Baltimore is one of the larger international ports in the United States and in the world. Currently, Moody's rates Maryland general obligation bonds "Aaa" and S&P rates such bonds "AAA."

The State of North Carolina has an economic base consisting of a combination of manufacturing, services, agriculture and tourism. During the period from 1980 to 1993, the per capita income in the State grew from $7,999 to $18,702, an increase of 133.8%. During the same period, the State's labor force increased 24.5%. Currently, Moody's rates the state of North Carolina's general obligation bonds "Aaa" and S&P rates such bonds "AAA."

The State of South Carolina's economy has been dominated since the early 1920's by the textile industry, with over one-third of the manufacturing workers directly or indirectly related to the textile industry. The economic base of the State is gradually becoming more diversified as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Tennessee has an economic base consisting primarily of manufacturing, services, agriculture and tourism. Currently, Moody's rates the State of Tennessee's general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Texas has long been identified with the oil and gas industry, but the Texas economy recently has become more diversified. Oil and gas related industries accounted for 27% of the state's total output of goods and services in 1981, but currently account for only 12% of the state's economy. Servicing sectors (which include transportation and public utilities; finance and insurance; trade; services; and government) are the major sources of job growth in Texas. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to contribute to Texas' future growth. Currently Moody's rates Texas general obligations bonds "Aa" and S&P rates such bonds "AA".

The Commonwealth of Virginia has a diversified economy with government, manufacturing, high technology (both manufacturing and non-manufacturing) industries, agriculture, mining, construction, services, and tourism all represented. Virginia also has benefited from its port facilities, a large number of federal government and military installations, and its proximity to Washington, D.C. Currently Moody's rates Virginia general obligation bonds "Aaa" and S&P rates such bonds "AAA."

There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds is contained in Nations Fund Trust's SAI.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

SHORT SALES: A short sale is the sale of a security that a Fund does not own. A short sale is "against the box" if at all times when the short position is open a Fund owns an equal amount of securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.

SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered suffi-cient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

                         NATIONS FUND PORTFOLIOS, INC.
                       Supplement dated December 20, 1995
                     to Prospectus dated September 30, 1995
                              FINANCIAL HIGHLIGHTS
                                  (Unaudited)
       The Prospectus for the Trust A Shares of the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund is hereby supplemented as follows:

                                                          Nations            Nations          Nations
                                                      Emerging Markets    Pacific Growth    Global Govt.
                                                            Fund               Fund         Income Fund
                                                        Period Ended       Period Ended     Period Ended
                                                         9/30/95*#          9/30/95*#         9/30/95*
For a Share Outstanding Throughout the Period
Net asset value, beginning of period...............       $  10.00           $  10.00         $  10.00
Net investment income/(loss)##.....................          (0.00)**            0.01             0.13
Net realized and unrealized gain/(loss) on
  investments......................................          (0.12)             (0.30)            0.04
Net increase/(decrease) in net assets resulting
  from investment operations.......................          (0.12)             (0.29)            0.17
Distributions:
  Dividends from net investment income.............            N/A                N/A            (0.13)
  Total Distributions..............................            N/A                N/A            (0.13)
Net asset value, end of period.....................       $   9.88           $   9.71         $  10.04
Total return++.....................................          (1.20)%            (2.90)%           1.69%
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's).............       $ 14,529           $ 28,727         $ 20,402
  Ratio of operating expenses to average net
     assets........................................           1.90%+             1.70%+           1.30%+
  Ratio of net investment income/(loss) to average
     net assets....................................          (0.03)%+            0.15%+           5.61%+
  Portfolio turnover rate..........................             10%                 3%             104%

 * The Fund's Trust A Shares commenced operations on June 30, 1995.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

Prospectus

                                      TRUST A SHARES
                                  SEPTEMBER 30, 1995

MONEY MARKET FUNDS
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market
  Fund
EQUITY FUNDS
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund
BALANCED FUND
Nations Balanced Assets Fund
BOND FUNDS
Nations Short-Intermediate Government
  Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Mortgage-Backed Securities
  Fund
Nations Global Government Income
  Fund

INVESTMENT ADVISER: NationsBank, N.A. (Carolinas)
DISTRIBUTOR: Stephens Inc.

Prospectus

                                      TRUST A SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the twenty investment portfolios listed in the column to the right (each a "Fund"), of the Nations Fund Family ("Nations Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of each Fund -- Trust A Shares.
The Nations Disciplined Equity Fund was formerly called "Nations Special Equity Fund."

THE NATIONS PRIME FUND, NATIONS TREASURY FUND AND
NATIONS GOVERNMENT MONEY MARKET FUND (THE "MONEY
MARKET FUNDS") SEEK TO MAINTAIN A NET ASSET VALUE OF
$1.00 PER SHARE. INVESTMENTS IN THESE FUNDS ARE
NEITHER INSURED NOR GUARANTEED BY THE U.S.
GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THESE
FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Trust A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios, dated September 30, 1995, September 30,
1995 and July 1, 1995, respectively, are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

MONEY MARKET FUNDS:
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations International Equity Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund

BALANCED FUND:
Nations Balanced Assets Fund

BOND FUNDS:
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Mortgage-Backed Securities Fund
Nations Global Government Income Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-626-2275
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    NATIONS FUND [logo]

                            Table  Of  Contents
About The Funds

                            Expenses Summary                                   3

                            Financial Highlights                               5

                            Objectives                                        16

                            How Objectives Are Pursued                        18

                            How Performance Is Shown                          30

                            How The Funds Are Managed                         32

                            Organization And History                          37

About Your
Investment

                            How to Buy Shares                                 38

                            How to Redeem Shares                              39

                            How the Funds Value Their Shares                  40

                            How Dividends and Distributions Are Made;
                            Tax Information                                   40

                            Appendix A -- Portfolio Securities                42

                            Appendix B -- Description of Ratings              50


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About the Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Trust A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

NATIONS FUND MONEY MARKET FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                                                        Nations
                                                                                                       Government
                                                             Nations Prime       Nations              Money Market
                                                                  Fund         Treasury Fund              Fund
Sales Load Imposed on Purchases                                   None             None                   None
Deferred Sales Load                                               None             None                   None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                                  .14%             .17%                   .16%
All Other Expenses                                                .16%             .13%                   .14%
Total Operating Expenses1                                         .30%             .30%                   .30%


1 After any waivers and reimbursements. See page 5 for a discussion of the actual expenses.

NATIONS FUND EQUITY/BALANCED FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                               Nations                         Nations           Nations
                                              Nations          Equity         Nations         Emerging           Pacific
                                               Value           Income        International     Markets           Growth
                                               Fund             Fund          Equity Fund       Fund              Fund
Sales Load Imposed on Purchases                None             None             None             None            None
Deferred Sales Load                            None             None             None             None            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                              .75%             .70%             .90%              1.10%            .90%
All Other Expenses                            .17%             .25%             .20%              .80%             .80%
Total Operating Expenses1                     .92%             .95%             1.10%             1.90%           1.70%


NATIONS FUND EQUITY/BALANCED FUNDS TRUST A SHARES

                                                 Nations          Nations          Nations          Nations         Nations
                                                 Capital         Emerging        Disciplined        Equity         Balanced
                                                  Growth           Growth           Equity           Index          Assets
                                                   Fund             Fund             Fund             Fund           Fund
Sales Load Imposed on Purchases                    None             None             None             None           None
Deferred Sales Load                                None             None             None             None           None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                   .75%             .75%             .75%             .10%            .75%
All Other Expenses                                 .17%             .20%             .25%             .30%            .20%
Total Operating Expenses1                          .92%             .95%             1.00%            .40%            .95%


1 After any waivers and reimbursements. See page 5 for a discussion of the actual expenses.

NATIONS FUND BOND FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                                                             Nations
                                Nations Short-    Nations    Nations Short-                                 Mortgage-    Nations
                                 Intermediate   Government        Term         Nations        Nations        Backed       Global
                                  Government    Securities       Income      Diversified  Strategic Fixed  Securities   Government
                                     Fund          Fund           Fund       Income Fund    Income Fund       Fund      Income Fund
Sales Load Imposed on
  Purchases                          None          None           None          None           None           None         None
Deferred Sales Load                  None          None           None          None           None           None         None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                    .40%           .50%           .30%          .50%           .50%           .50%         .70%
All Other Expenses                  .18%           .30%           .22%          .32%           .17%           .20%         .60%
Total Operating Expenses1           .58%           .80%           .52%          .82%           .67%           .70%        1.30%


1 After any waivers and reimbursements. See page 5 for a discussion of the actual expenses.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Trust A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                             Nations
                                           Government                      Nations        Nations                       Nations
               Nations        Nations         Money         Nations        Equity      International     Nations        Pacific
                Prime        Treasury        Market          Value         Income         Equity        Emerging        Growth
                Fund           Fund           Fund           Fund           Fund           Fund       Markets Fund       Fund

1 Year           $ 3            $ 3            $ 3           $  9           $ 10           $ 11            $19            $17
3 Years          $10            $10            $10           $ 29           $ 30           $ 35            $60            $54
5 Years          $17            $17            $17           $ 51           $ 53           $ 61            N/A            N/A
10 Years         $38            $38            $38           $113           $117           $134            N/A            N/A



               Nations        Nations
               Capital       Emerging
               Growth         Growth
                Fund           Fund
1 Year          $  9           $ 10
3 Years         $ 29           $ 30
5 Years         $ 51           $ 53
10 Years        $113           $117

                                                            Nations                                                     Nations
               Nations        Nations        Nations        Short-         Nations        Nations        Nations       Strategic
             Disciplined      Equity        Balanced     Intermediate    Government     Short-Term     Diversified       Fixed
               Equity          Index         Assets       Government     Securities       Income         Income         Income
                Fund           Fund           Fund           Fund           Fund           Fund           Fund           Fund

1 Year          $ 10            $ 4           $ 10            $ 6            $ 8           $  5           $  8            $ 7
3 Years         $ 32            $13           $ 30            $19            $26            $17           $ 26            $21
5 Years         $ 55            $22           $ 53            $32            $44            $29           $ 46            $37
10 Years        $122            $51           $117            $73            $99            $65           $101            $82


               Nations        Nations
              Mortgage-       Global
               Backed       Government
             Securities       Income
                Fund           Fund
1 Year           $ 7            $13
3 Years          $22            $41
5 Years          $39            N/A
10 Years         $87            N/A

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Trust A Shares will bear either directly or indirectly. Except for the Nations Emerging Markets Fund, Nations Global Government Income Fund and Nations Pacific Growth Fund, which fees and expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How the Funds are Managed."

Absent fee waivers and reimbursements, "Management Fees" and "Total Operating Expenses" for Trust A Shares of the indicated Fund would have been as follows:
Nations Prime Fund -- .20% and .36%, respectively; Nations Treasury Fund -- .20% and .33%, respectively; Nations Government Money Market Fund -- .40% and .54%, respectively; Nations Value Fund -- .75% and .92%, respectively; Nations Equity Income Fund -- .70% and .95%, respectively; Nations International Equity
Fund -- .90%, and 1.10%, respectively; Nations Emerging Markets Fund -- 1.10% and 1.90%, respectively; Nations Pacific Growth Fund -- .90% and 1.70%, respectively; Nations Capital Growth Fund -- .75%, and .92%, respectively; Nations Emerging Growth Fund -- .75% and .95%, respectively; Nations Disciplined Equity Fund -- .75% and 1.00%, respectively; Nations Equity Index Fund -- .50% and .80%, respectively; Nations Balanced Assets Fund -- .75% and .95%, respectively; Nations Short-Intermediate Government Fund -- .60% and .78%,

respectively; Nations Government Securities Fund -- .64% and .94%, respectively; Nations Short-Term Income Fund -- .60% and .82%, respectively; Nations Diversified Income Fund -- .60% and .92%, respectively; Nations Strategic Fixed Income Fund -- .60% and .77%, respectively; and Nations Mortgage-Backed Securities Fund -- .60% and .80%, respectively; Nations Global Goverment Income Fund -- .70% and 1.30%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Financial information is not available for Nations Portfolios because it is a new Registrant. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND

                                                              YEAR           YEAR           YEAR           YEAR         YEAR
                                                              ENDED          ENDED          ENDED          ENDED        ENDED
TRUST A SHARES                                              05/31/95        5/31/94        5/31/93        5/31/92      5/31/91
Operating performance:
Net asset value, beginning of period                      $      1.00    $      1.00    $      1.00    $    1.00      $    1.00
Net investment income                                          0.0519         0.0318         0.0328       0.0506         0.0749
Dividends from net investment income                          (0.0519)       (0.0318)       (0.0328)     (0.0506)       (0.0749)
Net asset value, end of period                            $      1.00    $      1.00    $      1.00    $    1.00      $    1.00
Total return++                                                   5.32%          3.22%          3.33%        5.19%+++       7.75%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                         $ 2,873,096    $ 2,883,762    $ 1,156,266    $ 500,476      $ 574,993
Ratio of operating expenses to average net assets                0.30           0.30%          0.30%        0.30%          0.30%
Ratio of net investment income to average net assets             5.23           3.20%          3.25%        5.03%          7.47%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                     0.38           0.37%          0.36%        0.42%          0.44%
Net investment income per share without waivers and
  reimbursements                                          $    0.0511      $  0.0311     $   0.0322     $ 0.0494      $  0.0735


NATIONS PRIME FUND (CONT.)

                                                                              YEAR          YEAR           YEAR       PERIOD
                                                                              ENDED         ENDED          ENDED       ENDED
TRUST A SHARES                                                               5/31/90       5/31/89        5/31/88     5/31/87*
Operating performance:
Net asset value, beginning of period                                      $    1.00     $    1.00      $    1.00      $    1.00
Net investment income                                                        0.0855        0.0839         0.0675         0.0277
Dividends from net investment income                                        (0.0855)      (0.0839)       (0.0675)       (0.0277)
Net asset value, end of period                                            $    1.00     $    1.00      $    1.00      $    1.00
Total return++                                                                 8.88%+++      8.71%+++       6.94%+++       2.79%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                         $ 433,298     $ 115,295      $ 264,063      $ 252,562
Ratio of operating expenses to average net assets                              0.32%         0.35%          0.36%          0.35%+
Ratio of net investment income to average net assets                           8.43%         8.11%          6.73%          5.99%+
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                               0.50%+++      0.55%+++       0.56%+++       0.65%+++
Net investment income per share without waivers and reimbursements        $  0.0731+++  $  0.0819+++   $  0.0655+++   $  0.0247+++


  * The Nations Prime Fund Trust A Shares commenced operations on December 15, 1986.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TREASURY FUND
                                                              YEAR           YEAR         YEAR             YEAR          YEAR
                                                              ENDED          ENDED        ENDED            ENDED         ENDED
TRUST A SHARES                                              05/31/95        5/31/94      5/31/93          5/31/92       5/31/91
Operating performance:
Net asset value, beginning of period                      $     1.00     $     1.00   $     1.00       $     1.00     $    1.00
Net investment income                                         0.0494         0.0297       0.0307           0.0483        0.0721
Dividends from net investment income                         (0.0494)       (0.0297)     (0.0307)         (0.0483)      (0.0721)
Distribution from net realized capital gains                 (0.0000)**         --               --            --            --
Net asset value, end of period                            $     1.00     $     1.00   $     1.00       $     1.00     $    1.00
Total return++                                                  5.05%          2.99%        3.12%            4.95%+++      7.46%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                         $2,896,868     $2,679,992   $2,956,796       $1,094,741     $ 955,186
Ratio of operating expenses to average net assets               0.30           0.30%        0.30%            0.29%         0.25%
Ratio of net investment income to average net assets            4.99           2.97%        3.02%            4.82%         7.04%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                    0.35           0.36%        0.36%            0.42%         0.43%
Net investment income per share without waivers and
  reimbursements                                          $   0.0489     $   0.0292   $   0.0302       $   0.0470     $  0.0703


NATIONS TREASURY FUND (CONT.)

                                                                  YEAR              YEAR              YEAR         PERIOD
                                                                  ENDED             ENDED             ENDED        ENDED
TRUST A SHARES                                                   5/31/90           5/31/89           5/31/88      5/31/87*
Operating performance:
Net asset value, beginning of period                         $     1.00        $     1.00        $     1.00       $     1.00
Net investment income                                            0.0829            0.0802            0.0630           0.0262
Dividends from net investment income                            (0.0829)          (0.0802)          (0.0630)         (0.0262)
Distributions from net realized capital gains                        --                --                --               --
Net asset value, end of period                               $     1.00        $     1.00        $     1.00       $     1.00
Total return++                                                     8.61%+++          8.33%+++          6.49%+++         2.64%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                            $  392,843        $   90,946        $  111,414      $   66,221
Ratio of operating expenses to average net assets                  0.25%             0.39%             0.38%           0.35%+
Ratio of net investment income to average net assets               8.18%             7.93%             6.31%           5.68%+
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                       .059%+++          0.58%+++          0.65%+++        0.75%+++
Net investment income per share without waivers and
  reimbursements                                             $   0.0693+++     $   0.0783+++     $   0.0603+++   $   0.0222+++


  * The Nations Treasury Fund Trust A Shares commenced operations on December 15, 1986.
 ** Amount represents less than $0.0001.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT MONEY MARKET FUND

                                        SIX MONTHS
                                           ENDED          YEAR           YEAR           YEAR           PERIOD
                                         05/31/95         ENDED          ENDED          ENDED           ENDED
TRUST A SHARES                          (UNAUDITED)      11/30/94       11/30/93      11/30/92        11/30/91*
Net asset value, beginning of period    $     1.00     $     1.00     $     1.00     $     1.00       $     1.00
Net investment income                       0.0280         0.0375           0.0294       0.0358           0.0571
Distributions:
Dividends from net investment income       (0.0280)       (0.0375)         (0.0294)     (0.0358)         (0.0571)
Dividends from net realized gains               --        (0.0000)#           --            --                --
Total distributions                        (0.0280)       (0.0375)         (0.0294)     (0.0358)         (0.0571)
Net asset value, end of period          $     1.00     $     1.00     $     1.00      $     1.00      $     1.00
Total return++                                2.83%          3.84%          2.96%           3.63%+++        5.87%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)       $  395,770     $  432,729     $  475,180      $  414,412      $  333,979
Ratio of operating expenses to average
  net assets                                  0.30%+         0.30%          0.30%           0.42%           0.43%+
Ratio of net investment income to
  average net assets                          5.61%+         3.79%          2.91%           3.55%           5.49%+
Ratio of operating expenses to average
  net assets before fee waivers               0.56%+         0.59%          0.56%           0.58%           0.62%+
Net investment income per share before
  fee waivers                           $   0.0267     $   0.0347     $   0.0269      $   0.0341      $   0.0551


  * The Nations Government Money Market Fund Trust A Shares commenced operations on December 3, 1990.
  + Annualized.
 ++ Total return represents aggregate return for the periods indicated.
+++ Unaudited.
  # Value represents less than $(0.0001) per shares.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND

                              SIX MONTHS
                                 ENDED         YEAR      YEAR       YEAR        YEAR              YEAR             PERIOD
                               05/31/95        ENDED     ENDED      ENDED       ENDED             ENDED            ENDED
TRUST A SHARES                (UNAUDITED     11/30/94  11/30/93    11/30/92    11/30/91          11/30/90        11/30/89*#
Operating performance:
Net asset value, beginning
  of period                   $   12.98     $   13.74  $   12.45  $   11.16    $    9.71         $   10.04       $   10.00
Net investment income              0.14          0.24       0.24       0.28         0.34              0.35            0.08
Net realized and unrealized
  gain/(loss) on
  investments                      2.12         (0.23)      1.38       1.57         1.47             (0.36)          (0.04)
Net increase/(decrease) in
  net assets resulting from
  investment operations            2.26          0.01       1.62       1.85         1.81             (0.01)           0.04
Distributions:
Dividends from net
  investment income               (0.14)        (0.23)     (0.24)     (0.27)       (0.36)            (0.32)             --
Distributions from net
  realized capital gains          (0.67)        (0.54)     (0.09)     (0.29)          --                --              --
Total distributions               (0.81)        (0.77)     (0.33)     (0.56)       (0.36)            (0.32)             --
Net asset value, end of
  period                      $   14.43     $   12.98  $   13.74  $   12.45    $   11.16         $    9.71       $   10.04
Total return++                    18.64%        (0.08)%    13.19%     17.00%+++    18.79%+++         (0.16)%+++       0.40%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                  $ 872,044     $ 799,743  $ 707,185  $ 282,138    $  82,360         $  19,769       $   5,161
Ratio of operating expenses
  to average net assets            0.91%+        0.93%      0.96%      0.90%        0.53%             0.21%           0.49%+
Ratio of net investment
  income to average net
  assets                           2.17%+        1.85%      1.98%      2.31%        3.33%             4.19%           4.41%+
Portfolio turnover rate              36%           75%        64%        60%          51%               24%             --
Ratio of operating expenses
  to average net assets
  before fee waivers and/or
  expense reimbursements           0.91%+        0.93%      0.97%      0.97%        0.99%             1.11%           1.41%+
Net investment income per
  share before fee waivers
  and/or expense
  reimbursements              $    0.14     $    0.24  $    0.24  $    0.27    $    0.30         $    0.26       $    0.06


  * The Nations Value Fund Trust A Shares commenced operations on September 19, 1989.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND

                                                                YEAR          YEAR          YEAR           YEAR        PERIOD
                                                                ENDED         ENDED         ENDED         ENDED         ENDED
TRUST A SHARES                                                05/31/95       5/31/94       5/31/93       5/31/92      5/31/91*
Operating performance:
Net asset value, beginning of period                         $   11.43     $   12.06     $   11.41    $   10.19       $   10.00
Net investment income                                             0.42          0.38          0.37         0.34            0.05
Net realized and unrealized gain on investments                   1.11          0.22          1.08         1.25            0.14
Net increase in net assets resulting from investment
  operations                                                      1.53          0.60          1.45         1.59            0.19
Distributions:
Dividends from net investment income                             (0.42)        (0.42)        (0.35)       (0.30)            --
Distributions from net realized capital gains                    (0.73)        (0.81)        (0.45)       (0.07)            --
Total distributions                                              (1.15)        (1.23)        (0.80)       (0.37)           0.00
Net asset value, end of period                               $   11.81     $   11.43     $   12.06    $   11.41       $   10.19
Total return++                                                   14.79%         5.00%        13.30%       15.91%+++        1.90%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $ 283,082     $ 225,740     $ 175,949    $  18,104       $  10,194
Ratio of operating expenses to average net assets                 0.92%         0.94%         0.92%        1.10%           1.12%+
Ratio of net investment income to average net assets              3.75%         3.41%         3.37%        3.15%           3.66%+
Portfolio turnover rate                                            158%          116%           55%          84%              9%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                      0.93%         0.95%         1.04%        2.21%           1.80%+
Net investment income per share without waivers and
  reimbursements                                             $    0.42     $    0.38     $    0.36    $    0.22       $   (0.06)


  * The Nations Equity Income Fund Trust A Shares commenced operations on April 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

NATIONS INTERNATIONAL EQUITY FUND

                                                                         YEAR         YEAR       YEAR          PERIOD
                                                                         ENDED        ENDED      ENDED          ENDED
TRUST A SHARES                                                         05/31/95#    5/31/94#    5/31/93#      5/31/92*
Operating performance:
Net asset value, beginning of period                                  $   12.06    $   10.60  $   10.40      $   10.00
Net investment income/(loss)                                               0.14         0.09       0.09           0.08
Net realized and unrealized gain/(loss) on investments                    (0.20)        1.44       0.21           0.36
Net increase/(decrease) in net assets resulting from investment
  operations                                                              (0.06)        1.53       0.30           0.44
Distributions:
Dividends from net investment income                                      (0.03)       (0.05)     (0.08)         (0.04)
Distributions from net realized capital gains                             (0.12)       (0.02)     (0.02)           --
Distributions in excess of net realized capital gains                     (0.10)          --         --            --
Total distributions                                                       (0.25)       (0.07)     (0.10)         (0.04)
Net asset value, end of period                                        $   11.75    $   12.06  $   10.60      $   10.40
Total return++                                                            (0.46)%      14.37%      3.14%          4.43%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                  $ 572,940    $ 401,599  $ 118,873      $  83,970
Ratio of operating expenses to average net assets                          1.03%        1.17%      1.30%          1.33%+
Ratio of net investment income/(loss) to average net assets                1.17%+       0.75%      1.03%          1.81%+
Portfolio turnover rate                                                      92%          39%        41%            11%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                           1.04%        1.18%      1.32%          1.43%+
Net investment income/(loss) per share without waivers and
  reimbursements                                                      $    0.14    $    0.08  $    0.10      $    0.03


  * The Nations International Equity Fund Trust A Shares commenced operations on December 2, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND

                                                                          SIX MONTHS
                                                                             ENDED          YEAR           YEAR       PERIOD
                                                                           05/31/95         ENDED          ENDED      ENDED
TRUST A SHARES                                                            (UNAUDITED)     11/30/94       11/30/93    11/30/92*
Operating performance:
Net asset value, beginning of period                                     $   11.23      $   11.08        $   10.68   $   10.00
Net investment income/(loss)                                                  0.06           0.09             0.09        0.02
Net realized and unrealized gain on investments                               1.37           0.14             0.42        0.66##
Net increase in net assets resulting from investment operations               1.43           0.23             0.51        0.68
Distributions:
Dividends from net investment income                                         (0.05)         (0.08)           (0.10)         --
Distributions from net realized gains                                        (0.26)         (0.00)(a)        (0.01)         --
Total distributions                                                          (0.31)         (0.08)           (0.11)         --
Net asset value, end of period                                           $   12.35      $   11.23        $   11.08    $   10.68
Total return++                                                               13.19%          2.14%            4.84%        6.80%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $ 783,103      $ 717,914        $ 646,661    $ 728,629
Ratio of operating expenses to average net assets                             0.91%+         0.90%            0.80%        0.30%+
Ratio of net investment income/(loss) to average net assets                   1.03%+         0.85%            0.84%        1.33%+
Portfolio turnover rate                                                         43%            56%              81%           7%
Ratio of operating expenses to average net assets before fee waivers          0.97%+         0.91%            0.89%        1.05%+
Net investment income/(loss) per share before fee waivers                $    0.06      $    0.09        $    0.08    $    0.01


  * The Nations Capital Growth Fund Trust A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 ## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
(a) Value represents less than $0.01 per share.

NATIONS EMERGING GROWTH FUND

                                                                   SIX MONTHS
                                                                      ENDED            YEAR         PERIOD
                                                                    05/31/95           ENDED        ENDED
TRUST A SHARES                                                     (UNAUDITED)       11/30/94#     11/30/93*
Operating performance:
Net asset value, beginning of period                               $   11.41        $   10.87      $   10.00
Net investment income/(loss)                                            0.01            (0.03)         (0.01)
Net realized and unrealized gain on investments                         0.97             0.71           0.89
Net increase in net assets resulting from investment operations         0.98             0.68           0.88
Distributions:
Distributions from net realized gains                                  (0.40)           (0.14)         (0.01)
Total distributions                                                    (0.40)           (0.14)         (0.01)
Net asset value, end of period                                     $   11.99        $   11.41      $   10.87
Total return++                                                          9.11%            6.26%          8.81%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $ 210,203        $ 182,459      $ 121,281
Ratio of operating expenses to average net assets                       0.97%+           1.01%          0.80%+
Ratio of net investment income/(loss) to average net assets             0.10%+          (0.29)%        (0.15)%+
Portfolio turnover rate                                                   69%            1.29%           159%
Ratio of operating expenses to average net assets before fee waivers    0.98%+           1.01%          1.01%+
Net investment income/(loss) per share before fee waivers          $    0.00(a)     $   (0.03)     $   (0.03)


  * The Nations Emerging Growth Fund Trust A Shares commenced operations on December 4, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.
 (a) Value represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND

                                                                 SIX MONTHS
                                                                   ENDED          PERIOD          PERIOD         PERIOD
                                                                  05/31/95         ENDED           ENDED          ENDED
TRUST A SHARES                                                   (UNAUDITED)#     11/30/94*       04/29/94*     04/30/93*
Operating performance:
Net asset value, beginning of period                             $   13.08       $   13.31       $   13.65      $   10.00
Net investment income/(loss)                                          0.09            0.01           (0.05)         (0.03)
Net realized and unrealized gain/(loss) on investments                1.35           (0.23)##         2.66           3.74
Net increase/(decrease) in net assets resulting from investment
  operations                                                          1.44           (0.22)           2.61           3.71
Distributions:
Dividends from net investment income                                 (0.02)          (0.01)            --              --
Distributions from net realized gains                                   --              --           (2.95)         (0.06)
Return of capital                                                       --           (0.00)(a)         --              --
Total distributions                                                  (0.02)          (0.01)          (2.95)         (0.06)
Net asset value, end of period                                   $   14.50       $   13.08       $   13.31      $   13.65
Total return++                                                       11.01%          (1.62)%         18.79%         37.13%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                             $  47,077       $   9,947       $   8,079      $   4,638
Ratio of operating expenses to average net assets                     0.94%+          1.13%+          1.20%+         1.20%+
Ratio of net investment income/(loss) to average net assets           1.37%+          0.12%+         (0.60)%+       (0.58)%+
Portfolio turnover rate                                                 98%            177%            475%           203%
Ratio of operating expenses to average net assets before fee
  waivers                                                             1.65%+          1.56%+          1.53%+         1.31%+
Net investment income/(loss) per share before fee waivers        $    0.04       $   (0.03)      $   (0.08)     $   (0.03)


  * The current period for the Nations Disciplined Equity Fund Trust A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Trust A Shares of Nations Disciplined Equity Fund as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
  # Per share numbers have been calculated using the monthly average shares method.
 ## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
(a) Value represents less than $0.01 per share.

NATIONS EQUITY INDEX FUND

                                                                              SIX MONTHS
                                                                                ENDED           YEAR
                                                                              05/31/95          ENDED
TRUST A SHARES                                                               (UNAUDITED)      11/30/94*
Operating performance:
Net asset value, beginning of period                                         $    9.84        $   10.00
Net investment income                                                             0.08             0.24
Net realized and unrealized gain/(loss) on investments                            1.64            (0.21)
Net increase in net assets resulting from investment operations                   1.72             0.03
Distributions:
Dividends from net investment income                                             (0.07)           (0.19)
Distributions from net realized gains                                            (0.08)              --
Total distributions                                                              (0.15)           (0.19)
Net asset value, end of period                                               $   11.41        $    9.84
Total return++                                                                   19.01%            0.29%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $ 129,706        $ 123,147
Ratio of operating expenses to average net assets                                 0.35%+           0.35%+
Ratio of net investment income to average net assets                              2.68%+           2.64%+
Portfolio turnover rate                                                              7%              14%
Ratio of operating expenses to average net assets before fee waivers              0.75%+           0.79%+
Net investment income per share before fee waivers                           $    0.07        $    0.20


 * The Nations Equity Index Fund Trust A Shares commenced operations on December 16, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS BALANCED ASSETS FUND

                                                                  SIX MONTHS
                                                                     ENDED           YEAR         YEAR          PERIOD
                                                                   05/31/95          ENDED        ENDED         ENDED
TRUST A SHARES                                                    (UNAUDITED)      11/30/94      11/30/93     11/30/92*
Operating performance:
Net asset value, beginning of period                              $   10.44       $   10.87    $   10.24      $   10.00
Net investment income                                                  0.17            0.25         0.29           0.06
Net realized and unrealized gain/(loss) on investments                 1.13           (0.43)        0.64           0.18##
Net increase/(decrease) in net assets resulting from investment
  operations                                                           1.30           (0.18)        0.93           0.24
Distributions:
Dividends from net investment income                                  (0.14)          (0.25)       (0.30)            --
Distributions from net realized gains                                 (0.02)             --           --             --
Total distributions                                                   (0.16)          (0.25)       (0.30)            --
Net asset value, end of period                                    $   11.58       $   10.44    $   10.87      $   10.24
Total return++                                                        12.59%          (1.73)%       9.22%          2.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $ 157,581       $  162,215   $ 178,270      $  111,953
Ratio of operating expenses to average net assets                      0.99%+           0.98%       0.90%           0.30%+
Ratio of net investment income to average net assets                   3.11%+           2.31%       2.82%           3.85%+
Portfolio turnover rate                                                 101%             156%         50%             79%
Ratio of operating expenses to average net assets before fee waivers   0.99%+           0.99%       0.97%           1.05%+
Net investment income per share before fee waivers                $    0.17       $     0.25   $    0.29      $     0.05

   * The Nations Balanced Assets Fund Trust A Shares commenced operations on September 30, 1992.
   + Annualized.
  ++ Total return represents aggregate total return for the periods indicated
     and does not reflect any applicable sales charges.
 +++ Unaudited.
  ## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                           SIX MONTHS
                                                              ENDED            YEAR          YEAR          YEAR        PERIOD
                                                            05/31/95           ENDED         ENDED         ENDED        ENDED
TRUST A SHARES                                             (UNAUDITED)       11/30/94      11/30/93      11/30/92     11/30/91*
Operating performance:
Net asset value, beginning of period                     $    3.93        $    4.28      $    4.16    $    4.17       $    4.00##
Net investment income                                         0.12             0.23           0.23         0.28            0.10
Net realized and unrealized gain/(loss) on investments        0.16            (0.33)          0.14        (0.01)           0.17
Net increase/(decrease) in net assets resulting from
  investment operations                                       0.28            (0.10)          0.37         0.27            0.27
Distributions:
Dividends from net investment income                         (0.12)           (0.23)         (0.23)       (0.28)          (0.10)
Distributions in excess of net investment income                --            (0.00)#           --           --              --
Distributions from net realized capital gains                   --            (0.02)         (0.02)          --              --
Total distributions                                          (0.12)           (0.25)         (0.25)       (0.28)          (0.10)
Net asset value, end of period                           $    4.09        $    3.93      $    4.28    $    4.16       $    4.17
Total return++                                                7.25%           (2.23)%         9.03%        6.70%+++        6.81%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $411,934        $ 433,278      $ 443,426    $ 360,497       $  158,435
Ratio of operating expenses to average net assets             0.58%+           0.59%          0.55%        0.37%            0.08%+
Ratio of net investment income to average net assets          6.07%+           5.76%          5.40%        6.48%            7.21%+
Portfolio turnover rate                                        130%             133%            92%          25%              11%
Ratio of operating expenses to average net assets before
  fee waivers and/or expense reimbursements                   0.79%+           0.80%          0.79%        0.77%            0.82%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                  $   0.11        $    0.22      $    0.22    $    0.26       $     0.00


  * The Nations Short-Intermediate Government Fund Trust A Shares commenced operations on August 1, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
  # Value represents less than $0.01 per share.
 ## The Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND

                                                                 YEAR        YEAR           YEAR            YEAR       PERIOD
                                                                ENDED        ENDED          ENDED          ENDED       ENDED
TRUST A SHARES                                                05/31/95#    05/31/94       05/31/93        05/31/92    05/31/91*
Operating performance:
Net asset value, beginning of period                         $    9.80     $   10.46      $   10.36     $   10.05     $   10.00
Net investment income                                             0.64          0.64           0.71          0.74          0.10
Net realized and unrealized gain/(loss) on investments            0.06         (0.61)          0.13          0.37          0.02
Net increase/(decrease) in net assets resulting from
  investment operations                                           0.70          0.03           0.84          1.11          0.12
Distributions:
Dividends from net investment income                             (0.60)        (0.58)         (0.70)        (0.77)        (0.07)
Dividends in excess of net investment income                        --         (0.02)            --            --            --
Distributions in excess of net realized capital gains               --         (0.05)         (0.04)        (0.03)           --
Distributions from capital                                       (0.04)        (0.04)            --            --            --
Total distributions                                              (0.64)        (0.69)         (0.74)        (0.80)        (0.07)
Net asset value, end of period                               $    9.86     $    9.80      $   10.46     $   10.36     $   10.05
Total return++                                                    7.55%         0.06%          8.37%        11.43%+++      1.19%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $  39,909     $  44,536      $  40,472     $  42,256     $  10,047
Ratio of operating expenses to average net assets                 0.76%+        0.73%          0.85%         1.06%         1.10%+
Ratio of net investment income to average net assets              6.69%+        6.08%          6.67%         7.15%         7.18%+
Portfolio turnover rate                                            413%           56%           103%          130%            5%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                      0.94%+        0.94%          1.00%         1.72%         1.69%+++
Net investment income per share without waivers and
  reimbursements                                             $    0.62     $    0.61      $    0.60     $    0.07     $    0.09+++


  * The Nations Government Securities Fund Trust A Shares commenced operations on April 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
  # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

NATIONS SHORT-TERM INCOME FUND
                                                                  SIX MONTHS
                                                                     ENDED            YEAR          YEAR          PERIOD
                                                                   05/31/95#          ENDED         ENDED         ENDED
TRUST A SHARES                                                    (UNAUDITED)       11/30/94#     11/30/93       11/30/92*
Operating performance:
Net asset value, beginning of period                              $    9.48      $   10.01       $    9.75       $   10.00
Net investment income                                                  0.30           0.50            0.53            0.09
Net realized and unrealized gain/(loss) on investments                 0.28          (0.51)           0.26           (0.25)
Net increase/(decrease) in net assets resulting from investment
  operations                                                           0.58          (0.01)           0.79           (0.16)
Distributions:
Dividends from net investment income                                  (0.30)         (0.48)          (0.53)          (0.09)
Distributions in excess of net investment income                         --          (0.02)             --              --
Distributions from capital                                               --          (0.02)             --              --
Total distributions                                                   (0.30)         (0.52)          (0.53)          (0.09)
Net asset value, end of period                                    $    9.76      $    9.48       $   10.01       $    9.75
Total return++                                                         6.25%         (0.11)%          8.26%          (1.58)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $ 169,616      $ 176,712       $ 201,738       $ 190,680
Ratio of operating expenses to average net assets                      0.51%+         0.50%           0.37%           0.30%+
Ratio of net investment income to average net assets                   6.35%+         5.23%           5.27%           5.54%+
Portfolio turnover rate                                                 145%           293%            121%             45%
Ratio of operating expenses to average net assets
  before fee waivers and/or expense reimbursements                     0.86%+         0.82%           0.79%           0.90%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                          $    0.29       $   0.47       $    0.48       $    0.08


  * The Nations Short-Term Income Fund Trust A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
  # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND

                                                                    SIX MONTHS
                                                                        ENDED              YEAR                           PERIOD
                                                                      05/31/95           ENDED             YEAR            ENDED
TRUST A SHARES                                                       (UNAUDITED)        11/30/94#      ENDED 11/30/93#   11/30/92*
Operating performance:
Net asset value, beginning of period                                $    9.67         $   10.88          $    9.97       $10.00
Net investment income                                                    0.38              0.74               0.78         0.06
Net realized and unrealized gain/(loss) on investments                   0.86             (1.06)              0.91        (0.03)
Net increase/(decrease) in net assets resulting from investment
  operations                                                             1.24             (0.32)              1.69         0.03
Distributions:
Dividends from net investment income                                    (0.38)            (0.74)             (0.78)       (0.06)
Distributions in excess of net investment income                           --             (0.00)##              --           --
Distributions from net realized capital gains                              --             (0.15)                --           --
Total distributions                                                     (0.38)            (0.89)             (0.78)       (0.06)
Net asset value, end of period                                      $   10.53         $    9.67          $   10.88         9.97
Total return++                                                          13.05%            (3.05)%            17.40%        0.32%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $  24,598       $    22,298       $     28,553        3,962
Ratio of operating expenses to average net assets                        0.77%+            0.74%              0.55%        0.25%+
Ratio of net investment income to average net assets                     7.53%+            7.31%              7.02%        7.76%+
Portfolio turnover rate                                                    67%              144%                86%          46%
Ratio of operating expenses to average net assets
  before fee waivers and/or expense reimbursements                       0.93%+            0.95%              0.95%         0.85%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                    $    0.37       $      0.72       $       0.70          0.05


  * The Nations Diversified Income Fund Trust A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
## Value represents less than $0.01 per share.

NATIONS STRATEGIC FIXED INCOME FUND

                                                                         SIX MONTHS
                                                                            ENDED          YEAR          YEAR            PERIOD
                                                                          05/31/95         ENDED         ENDED           ENDED
TRUST A SHARES                                                           (UNAUDITED)     11/30/94      11/30/93        11/30/92*
Operating performance:
Net asset value, beginning of period                                      $    9.32      $   10.55     $    9.94     $   10.00
Net investment income                                                          0.29           0.53          0.56          0.05
Net realized and unrealized gain/(loss) on investments                         0.70          (0.89)         0.62         (0.06)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                   0.99          (0.36)         1.18         (0.01)
Distributions:
Dividends from net investment income                                          (0.29)         (0.51)        (0.56)        (0.05)
Distributions in excess of net investment income                                 --          (0.02)           --            --
Distributions from net realized capital gains                                    --          (0.34)        (0.01)           --
Total distributions                                                           (0.29)         (0.87)        (0.57)        (0.05)
Net asset value, end of period                                            $   10.02      $    9.32     $   10.55     $    9.94
Total return++                                                                10.85%         (3.58)%       12.05%        (0.11)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $ 608,173      $ 550,697     $ 545,538     $ 581,329
Ratio of operating expenses to average net assets                              0.68%+         0.68%         0.61%         0.26%+
Ratio of net investment income to average net assets                           6.18%+         5.43%         5.40%         6.15%+
Portfolio turnover rate                                                         155%           307%          161%           12%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                0.79%+         0.76%         0.77%         0.86%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                          $    0.29      $    0.52     $    0.55     $    0.04


  * The Nations Strategic Fixed Income Fund Trust A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MORTGAGE-BACKED SECURITIES FUND

                                                                         SIX MONTHS
                                                                            ENDED          YEAR          YEAR            PERIOD
                                                                          05/31/95         ENDED         ENDED           ENDED
TRUST A SHARES                                                           (UNAUDITED)     11/30/94      11/30/93        11/30/92*
Operating performance:
Net asset value, beginning of period                                      $    8.97      $    9.95     $    9.97     $   10.00
Net investment income                                                          0.31           0.65          0.68          0.06
Net realized and unrealized gain/(loss) on investments                         0.59          (0.97)        (0.02)        (0.03)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                   0.90          (0.32)         0.66          0.03
Distributions:
Dividends from net investment income                                          (0.32)         (0.57)        (0.68)        (0.06)
Distributions from capital                                                       --          (0.09)           --            --
Total distributions                                                           (0.32)         (0.66)        (0.68)        (0.06)
Net asset value, end of period                                            $    9.55      $    8.97     $    9.95     $    9.97
Total return++                                                                10.14%         (3.41)%        6.73%         0.35%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $  58,588      $  61,946     $  72,596     $  63,583
Ratio of operating expenses to average net assets                              0.71%+         0.75%         0.67%         0.25%+
Ratio of net investment income to average net assets                           6.86%+         6.81%         6.70%         8.16%+
Portfolio turnover rate                                                         199%           207%          167%            4%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                0.81%+         0.86%         0.86%         0.85%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                          $    0.30      $    0.64     $    0.66     $    0.06

  * The Nations Mortgage-Backed Securities Fund Trust A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.

   Objectives

MONEY MARKET FUNDS:

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: The Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS TREASURY FUND: The Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS GOVERNMENT MONEY MARKET FUND: The Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

EQUITY FUNDS:

NATIONS VALUE FUND: The Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.

NATIONS EQUITY INCOME FUND: The Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which NationsBank believes have favorable prospects for increasing dividend income and/or capital appreciation.

NATIONS INTERNATIONAL EQUITY FUND: The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

NATIONS EMERGING MARKETS FUND: The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).

NATIONS CAPITAL GROWTH FUND: The Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of NationsBank, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.

NATIONS EMERGING GROWTH FUND: The Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.

NATIONS DISCIPLINED EQUITY FUND: The Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by NationsBank to have the potential for significant increases in earnings per share.

NATIONS EQUITY INDEX FUND: The investment objective of the Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").(1) The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing " investment approach, attempts to duplicate the performance of the S&P 500 Index.

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: The Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Nations Equity Index Fund.
three major asset groups: common stocks, fixed income securities, and cash equivalents.

BOND FUNDS:

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund is expected to have an average dollar weighted maturity between two and seven years.

NATIONS GOVERNMENT SECURITIES FUND: The Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS SHORT-TERM INCOME FUND: The Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the Fund will have an average dollar weighted maturity of three years or less. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

NATIONS DIVERSIFIED INCOME FUND: The Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.

NATIONS STRATEGIC FIXED INCOME FUND: The Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may under normal market conditions invest in long-term, intermediate-term and short-term securities and has not placed any limitations on the duration of the portfolio.

NATIONS MORTGAGE-BACKED SECURITIES FUND: The Nations Mortgage-Backed Securities Fund's investment objective is to seek as high a level of total investment return as is consistent with prudent investment risk, by investing primarily in mortgage-backed securities.

NATIONS GLOBAL GOVERNMENT INCOME FUND: The Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.

   How Objectives Are Pursued

MONEY MARKET FUNDS:

NATIONS PRIME FUND: The Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by the trust. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TREASURY FUND: The Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS GOVERNMENT MONEY MARKET FUND: The Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."
EQUITY FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a universe of approximately 800 stocks monitored by NationsBank. NationsBank closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by NationsBank to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. NationsBank also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on NationsBank's judgment of their total return potential. NationsBank buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by NationsBank in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. NationsBank believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. NationsBank will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, NationsBank believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500 Index, a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, NationsBank believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index;

(Bullet) five years of stable or increasing dividends;

(Bullet) established operating histories; and

(Bullet) strong balance sheets and other favorable financial characteristics.

To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by NationsBank. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P) or if not rated, are of equivalent investment quality as determined by NationsBank. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when NationsBank believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that NationsBank and the Fund's sub-investment adviser believe have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers and securities of foreign investment funds or trusts. For additional information concerning the Fund's investment practices, see "Appendix A."

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50 percent of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by NationsBank and/or the Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, NationsBank and/or the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. NationsBank and the Fund's sub-investment adviser seek to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. NationsBank and the Fund's sub-investment adviser believe that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by NationsBank and/or the Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, NationsBank and/or the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above average earnings growth relative to the S&P 500 Index; (Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and
(Bullet) above average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year and efficient response to changing market conditions, NationsBank seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by NationsBank. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and NationsBank will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, NationsBank will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that NationsBank, as investment adviser, believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for purchase by the Fund, NationsBank utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. NationsBank believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. NationsBank also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.

NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New

York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, NationsBank will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value.

NationsBank generally will seek to match the composition of the S&P 500 Index as much as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, NationsBank judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. NationsBank may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.

Under normal conditions, NationsBank will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If NationsBank believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.

The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants. For additional information concerning the Fund's investment practices, see "Appendix A."

ABOUT THE INDEX. The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with the Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard and Poor's 500" is a service mark of S&P.

The 500 securities, most of which trade on the New York Stock Exchange, represented, as of February 28, 1995, approximately 70% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 47% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of February 28, 1995, the five largest companies in the Index were: General Electric (2.6%), Exxon Corporation (2.2%), American Telephone & Telegraph (2.2%), Coca-Cola (2.0%) and Royal Dutch/Shell (1.7%). The largest industry categories were telephone companies (8.2%), pharmaceuticals (5.8%), financial institutions (5.4%), retail (5.1%) and producer goods (5.0%).

GENERAL: Each Equity Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors. Each Equity Fund also may invest in restricted, private placement and other illiquid securities. Each Equity Fund (except Nations Equity Index Fund) also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, NationsBank will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund invests: common stocks, fixed income securities, and cash equivalents. In assessing relative value and expected returns, NationsBank will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, NationsBank believes that common stocks typically offer the best opportunity for long-term capital appreciation, and that high quality companies with above average earnings growth and return on equity offer the best growth prospects among common stocks.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet NationsBank's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with records of above-average earnings growth and above-average capital growth potential. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA") or Thomson BankWatch, Inc. ("BankWatch"), or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. S&P, Moody's, D&P, Fitch, IBCA and BankWatch are the six Nationally Recognized Statistical Rating Organizations (collectively, "NRSROs"). Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defense measure if market conditions warrant. For additional information concerning these instruments, see "Appendix A."

The Fund also may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund also may engage in dollar roll transactions. The Fund also may invest in restricted, private placement and other illiquid securities, and also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. See "Appendix A" below for additional information concerning the investment practices of this Fund.

BOND FUNDS:

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. U.S. Government Obligations include U.S. Treasury Obligations, which differ only in their interest rates, maturities and times of issuance. U.S. Government Obligations also include obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). For a more detailed description of the investment practices of this Fund, see "Appendix A -- U.S. Government Obligations" and "Asset Backed Securities."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in NationsBank's opinion, existing circumstances warrant.

NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government Obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs," real estate investment trust securities or mortgage-backed bonds; other Asset-Backed Securities rated by one of the six NRSROs, or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.")

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments determined by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, prevailing market or economic circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix
A -- Asset Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by NationsBank to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; U.S. Government obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend paying preferred and common stock.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS MORTGAGE-BACKED SECURITIES FUND: In pursuing its investment objective, the Nations Mortgage-Backed Securities Fund may invest in a broad range of debt obligations such as: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; GNMA, FHLMC and FNMA mortgage pass-through securities and collateralized mortgage obligations, other mortgage-backed securities, and other asset backed securities; and corporate debt. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Share price fluctuation is expected to be greater than in funds holding shorter-term securities.

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in Mortgage-Backed Securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will, at the time of purchase, be within the three highest quality ratings of at least one of the six NRSROs or, if unrated, determined by NationsBank to be comparable in quality. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in repurchase agreements, commercial paper, bankers' acceptances, certificates of deposit, time deposits, when-issued and delayed delivery securities and firm commitment agreements. Except as otherwise indicated in this Prospectus, these investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund" below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with NationsBank's and/or the Fund's sub-investment adviser, assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by NationsBank and/or the Fund's sub-investment adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated A or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by NationsBank and/or the Fund's sub-investment adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S & P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank and/or the Fund's sub-investment adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. NationsBank and the Fund's sub-investment adviser expect that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

GENERAL: The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Mortgage-Backed Securities Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Mortgage-Backed Securities Fund also may lend its portfolio securities to qualified institutional investors. The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Mortgage-Backed Securities Fund also may invest in restricted, private placement and other illiquid securities and may engage in reverse repurchase agreements and dollar roll transactions. The Nations Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Bond Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each of those Funds presents unique risks that investors should be aware of.

Investors in the Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.

The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

The Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, for each of those Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

PORTFOLIO TURNOVER (NON-MONEY MARKET FUNDS): Generally, the Equity Funds, the Balanced Fund and the Bond Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund and 175% for Nations Global Government Income Fund. If a Fund's portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the other Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although NationsBank and Nations Gartmore Investment Management ("Nations Gartmore") the sub-investment adviser for the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund, will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund (other than the Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

In order for the Money Market Funds to value their investments on the basis of amortized cost, investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined to present minimal credit risks and that at the time of acquisition are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Money Market Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Money Market Fund's own restrictions will govern.

   How Performance Is Shown

MONEY MARKET FUNDS: From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares. YIELD AND EFFECTIVE YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

NON-MONEY MARKET FUNDS: From time to time the Non-Money Market Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of Non-Money Market Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods.

Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of the Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NATIONSBANK, NATIONS GARTMORE OR THE FUNDS.

                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
PACIFIC EX-JAPAN COMPOSITE               March 31, 1995*
One Year                                      4.90%
Three Year                                    24.50%
Five Year                                     15.70%
Since Inception on January 1,
  1988                                        22.20%


Annual Total Returns*

  1988       1989       1990       1991       1992       1993       1994
 10.70%     56.10%     (1.50%)    20.30%     21.10%     106.90%   (15.10%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
EMERGING MARKETS COMPOSITE               March 31, 1995*
One Year                                     (24.40%)
Since Inception on January 1,
  1993                                        9.60%

Annual Total Returns*

   1993         1994
  73.90%      (20.20%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

                                   Average Annual Total Return
                                    for the Periods Indicated
GLOBAL GOVERNMENT BOND                       through
  EX-U.K. COMPOSITE*                     March 31, 1995**
One Year                                      7.90%
Three Year                                    9.40%
Since Inception on September 1,
  1990                                        11.40%

Annual Total Returns**

   1991         1992         1993         1994
  19.30%        3.30%       13.50%       (2.40%)

 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for the Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J. P. Morgan Global Government Bond Index, would not have materially affected their total returns.

** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.

Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                   Average Annual Total Return
                                    for the Periods Indicated
NATIONS INTERNATIONAL                        through
  EQUITY FUND                             March 31, 1995
One Year                                      1.22%
Three Year                                    6.98%
Since Inception on December 2,
  1991                                        5.30%

Annual Total Returns

   1992         1993         1994
  (8.57%)      27.21%        2.60%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Trust A Shares, the Money Market Funds offer Trust B, Investor A, Investor B, Investor C and Investor D Shares. In addition to Trust A Shares, the Non-Money Market Funds offer Trust B, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Institution, as defined below.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolio are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAI contains the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.

Nations Gartmore, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994 the Gartmore Group had over $30 billion in assets under management. Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, NationsBank (and/or Nations Gartmore) formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds, NationsBank (and/or Nations Gartmore) is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank (and/or Nations Gartmore) or which have sold shares in such Funds, if NationsBank (and/or Nations Gartmore) believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; 0.40% of the average daily net assets of Nations Government Money Market Fund; 0.50% of the average daily net assets of Nations Equity Index Fund; 0.60% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Mortgage-Backed Securities Fund; 0.75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; 0.90% of the average daily net assets of Nations Pacific Growth Fund; and 0.70% of the average daily net assets of Nations Global Government Income Fund.

For services provided and expenses assumed pursuant to a sub-advisory agreement, Nations Gartmore is entitled to receive from NationsBank sub-advisory fees, computed daily and paid monthly at the annual rates of 0.70% of the Nations International Equity Fund's average daily net assets. 0.85% of Nations Emerging Markets Fund's daily net assets; 0.70% of Pacific Growth Fund's daily net assets and 0.54% of Nations Global Government Income Fund's daily net assets. Although the advisory fees for Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Global Government Income Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.

From time to time, NationsBank and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Government Money Market Fund -- 0.16%; Nations Value Fund -- 0.74%; Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.05%; Nations Equity Index Fund -- 0.10%; Nations Balanced Assets Fund -- 0.75%; Nations Short-Intermediate Government Fund -- 0.40%; Nations Short-Term Income Fund -- 0.29%; Nations Diversified Income Fund -- 0.40%; Nations Strategic Fixed Income Fund -- 0.52%; and Nations Mortgage-Backed Securities Fund -- 0.50%. For the fiscal year ended November 30, 1994, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.21% of the Fund's average daily net assets.

For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Prime Fund -- 0.13%; Nations Treasury Fund -- 0.16%; Nations Government Securities Fund -- 0.46%; Nations Equity Income
Fund -- 0.68%; and Nations International Equity Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid the prior sub-adviser to Nations International Equity Fund 0.38% of such Fund's average daily net assets.

Sharon M. Herrmann has been the principal portfolio manager for Nations Value Fund since its inception in 1989. Ms. Herrmann is Senior Vice President and Director of the Value Equity Style Group and personally manages the core value equity funds of NationsBank's trust investment division. Ms. Herrmann has over 20 years investment experience with NationsBank. Ms. Herrmann earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research.

Eric S. Williams, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Equity Income Fund since 1991. Mr. Williams is Senior Portfolio Manager for NationsBank's investment management division's Equity Income Style Group. He has a B.S. in Business Administration, SUMMA CUM LAUDE, from East Carolina University and has an M.B.A. in Finance from Indiana University. Mr. Williams has been with NationsBank's investment management division since 1986. He is a member of the Association for Investment Management and Research and is on the Advisory Board of Indiana University's Reese Investment Fund.

Stephen Watson has been the principal portfolio manager of the Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.

Andrew Fleming is the principal portfolio manager of the Nations Emerging Markets Fund. Mr. Fleming is Chief Investment Officer for Nations Gartmore and head of the emerging markets team. Mr. Fleming joined Gartmore in 1984 as an analyst and fund manager on the European desk. In 1986, he joined the Far East team and, in 1993, became head of the Far East desk. Mr. Fleming was then promoted to head of overseas equities. He graduated from the University of York, England.

Seok Teoh is the principal portfolio manager of the Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.

Philip J. Sanders, a member of the Value Equity Group, has been the principal portfolio manager for the Nations Capital Growth Fund since May of 1995. Mr. Sanders is also the Vice President and Fund Manager of the Nations Balanced Target Maturity Fund. Mr. Sanders joined NationsBank in 1988 and prior to joining NationsBank he was employed at Duke Power Company for six years where he supervised and performed various types of detailed financial analysis. He holds a B.A., in Economics from the University of Michigan and a M.B.A. from the University of North Carolina in Charlotte. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Edward E. Smiley is a Senior Vice President of NationsBank and has been the principal portfolio manager for Nations Emerging Growth Fund since 1992. Mr. Smiley received his B.B.A. in Management from Southern Methodist University in 1966 and is a Chartered Financial Analyst. After serving in investment positions with Merrill Lynch and Dean Witter, Mr. Smiley joined Interfirst Investment Management as a senior portfolio manager in 1980. Mr. Smiley manages Emerging-Midcap Funds Style for NationsBank. Mr. Smiley also serves as one of the officer members on the Growth Equity Style Group. Mr. Smiley is a member of the Association for Investment Management and Research and the Dallas Association of Investment Analysts. Mr. Smiley has over 25 years of investment experience.

Steve Smith, a Senior Vice President at NationsBank, has been portfolio manager for the Discipline Equity Fund since April 1995. Mr. Smith has approximately twenty years of investment management experience, the last twelve years with NationsBank and its affiliates. Mr. Smith is a Chartered Financial Analyst and a member of the Association of Investment Management and Research. Mr. Smith earned a B.S. in engineering and an M.B.A. from the University of Alabama.

Julie L. Hale is the Vice President and Manager of the Balanced Assets Group and Co-Manager of the Equity Income Group and has been the principal portfolio manager for the Nations Balanced Assets Fund since May of 1995. Ms. Hale joined NationsBank in 1991 and was previously employed with National City Bank in Ohio and the Mercantile Safe Deposit & Trust Company in Baltimore, Maryland. She received a B.S. from Mount St. Mary's College and an M.B.A. from Kent State University. She is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Kathy E. Bowman joined NationsBank in March 1995 as a Vice President and Fixed Income Portfolio Manager. She has been the principal portfolio manager for Nations Mortgage-Backed Securities Fund and Nations Government Securities Fund since April, 1995. Ms. Bowman is a member of the Fixed Income Team and has over fourteen years of investment experience. Prior to joining NationsBank, she was a Director of Fixed Income Securities at Providian Capital Management and managed public bond portfolios for insurance products. Ms. Bowman received a BBA from Memphis State University, and holds the Chartered Financial Analyst designation.

Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.

Gregory H. Cobb is a Vice President and Fixed Income Portfolio Manager at NationsBank and has been principal portfolio manager for Nations Short-Term Income Fund since 1993. Mr. Cobb, who joined NationsBank in 1993, is a member of the Fixed Income Group and has over 7 years of portfolio management experience. Mr. Cobb received a B.A. from the University of North Carolina-Chapel Hill.

Mark S. Ahnrud is a Vice President and Fixed Income Portfolio Manager at NationsBank. He has been the principal portfolio manager for Nations Diversified Income Fund since 1992, and has been the principal portfolio manager for Nations Strategic Fixed Income Fund since 1993. Mr. Ahnrud is a member of the Fixed Income Team and has eight years of investment experience. Mr. Ahnrud received a B.S. from Babson College and an M.B.A. from Duke University. Mr. Ahnrud holds the Chartered Financial Analyst designation.

John Swaim joined NationsBank in 1986 and has been the principal portfolio manager for Nations Short-Intermediate Government Fund since 1995. Mr. Swaim is a member of the Fixed Income Team and has over eight years of investment experience. Mr. Swaim previously served as derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received his B.S. from the University of North Texas and holds an M.B.A. from the University of Texas, Arlington.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank has advised Nations Fund and NationsBank that NationsBank may perform the services contemplated by the various Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.

For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the following Funds' average daily net assets: Nations Government Money Market Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Mortgage-Backed Securities Fund.

For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the following Funds' average daily net assets: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Trust Shares of the Funds.

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

TSSG serves as the Transfer Agent for each of the Fund's Trust Shares. NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with Morgan Guaranty, called "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. NationsBank of Texas, which also serves as the sub-transfer agent for each Fund's Trust Shares, is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it acts as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds. In return for providing sub-transfer agency services for the Trust Shares of Nations Fund, NationsBank of Texas is entitled to receive an annual fee from TSSG of $251,000.

Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors determines is fair and equitable.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Money Market Funds currently offer six classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. The Non-Money Market Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Certain Funds, however, do not offer shares of each class. This Prospectus relates only to the Trust A Shares of the following funds of Nations Fund Trust: Nations Government Money Market Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Mortgage-Backed Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the 1940 Act requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust A Shares of the following funds of Nations Fund, Inc.: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations

Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Trust A Shares are sold primarily to bank trust departments and other financial institutions (including NationsBank and its affiliated and correspondent banks) ("Institutions") acting on behalf of their customers ("Customers") having a qualified trust account at or relationship with the Institution.

Trust Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge their Customers' accounts for services provided in connection with the purchase of shares.

Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Bank Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the

"Exchange") is open for business (a "NYSE Business Day"). Unless otherwise specified, the term Business Day in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a NYSE Business Day with respect to a Non-Money Market Fund.

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.

Nations Fund reserves the right to reject any purchase order. The issuance of Trust A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions to record beneficial ownership of Trust A Shares and to reflect such ownership in the account statements provided to their Customers.

EFFECTIVE TIME OF PURCHASES -- MONEY MARKET FUNDS: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time. A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution placing the order, and any funds received will be returned promptly to the sending Institution. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Trust Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.

Institutions are responsible for transmitting orders for purchases by their Customers, and delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.

EFFECTIVE TIME OF PURCHASES -- NON-MONEY MARKET FUNDS: Purchase orders for Trust A Shares in the Non-Money Market Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. Trust Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.

Institutions are responsible for transmitting orders for purchases of Trust A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.

   How To Redeem Shares

Customers may redeem all or part of their Trust A Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Fund. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Trust Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.

With respect to the Money Market Funds, redemption orders must be received on a Business Day before 2:00 p.m., Eastern time, and payment will normally be wired the same day to the Institutions. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time, for execution on that Business Day.

With respect to the Non-Money Market Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.

Nations Fund may redeem a shareholder's Trust Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a mini-mum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Trust Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Fund also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

   How The Funds Value Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 2:00 p.m., Eastern time, each Bank Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are:
New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS

MONEY MARKET FUNDS: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 2:00 p.m., Eastern time, on the day of declaration. Trust A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Trust A Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his Trust A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.

NON-MONEY MARKET FUNDS: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are declared and paid each fiscal quarter by the Equity Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.

Trust A Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Trust A Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

The net asset value of Trust A Shares in the Non-Money Market Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Trust A Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Trust A Shares in a Fund.

TAX INFORMATION

Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an Individual Retirement Account are generally deferred under the Code.)

Corporate shareholders may be entitled to the dividends received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of the Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situations. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

The life of an Asset Backed Security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Cer-tificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.

The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by NationsBank and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.

NON-MORTGAGE ASSET BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.

The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by NationsBank to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.

The Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. The Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when NationsBank believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of NationsBank.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank and/or Nations Gartmore at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfo-lio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when NationsBank and the Fund's sub-adviser believe that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. NationsBank and the Fund's sub-adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If NationsBank or Nations Gartmore incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by NationsBank. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank, or Nations Gartmore acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Fund's Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, NationsBank will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. NationsBank will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases", and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

                         NATIONS FUND PORTFOLIOS, INC.
                       Supplement dated December 20, 1995
                     to Prospectus dated September 30, 1995
                              FINANCIAL HIGHLIGHTS
                                  (Unaudited)
       The Prospectus for the Trust A Shares of the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund is hereby supplemented as follows:

                                                          Nations            Nations          Nations
                                                      Emerging Markets    Pacific Growth    Global Govt.
                                                            Fund               Fund         Income Fund
                                                        Period Ended       Period Ended     Period Ended
                                                         9/30/95*#          9/30/95*#         9/30/95*
For a Share Outstanding Throughout the Period
Net asset value, beginning of period...............       $  10.00           $  10.00         $  10.00
Net investment income/(loss)##.....................          (0.00)**            0.01             0.13
Net realized and unrealized gain/(loss) on
  investments......................................          (0.12)             (0.30)            0.04
Net increase/(decrease) in net assets resulting
  from investment operations.......................          (0.12)             (0.29)            0.17
Distributions:
  Dividends from net investment income.............            N/A                N/A            (0.13)
  Total Distributions..............................            N/A                N/A            (0.13)
Net asset value, end of period.....................       $   9.88           $   9.71         $  10.04
Total return++.....................................          (1.20)%            (2.90)%           1.69%
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's).............       $ 14,529           $ 28,727         $ 20,402
  Ratio of operating expenses to average net
     assets........................................           1.90%+             1.70%+           1.30%+
  Ratio of net investment income/(loss) to average
     net assets....................................          (0.03)%+            0.15%+           5.61%+
  Portfolio turnover rate..........................             10%                 3%             104%

 * The Fund's Trust A Shares commenced operations on June 30, 1995.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

         Prospectus

                                      TRUST A SHARES
                                  SEPTEMBER 30, 1995

                        NATIONS INTERNATIONAL
                           EQUITY FUND
                        NATIONS EMERGING MARKETS FUND
                        NATIONS PACIFIC GROWTH FUND
                        NATIONS GLOBAL GOVERNMENT
                           INCOME FUND

INVESTMENT ADVISER: NationsBank, N.A. (Carolinas)
SUB-INVESTMENT ADVISER: Nations Gartmore Investment Management
DISTRIBUTOR: Stephens Inc.
 (Nations Fund logo)

Prospectus

                                      TRUST A SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes three equity
portfolios -- NATIONS INTERNATIONAL EQUITY FUND,
NATIONS EMERGING MARKETS FUND and NATIONS PACIFIC
GROWTH FUND -- and one bond portfolio -- NATIONS
GLOBAL GOVERNMENT INCOME FUND (each, a "Fund") -- of the Nations Fund Family ("Nations Fund" or "Nations
Fund Family"). This Prospectus describes one class of shares of each Fund -- Trust A Shares.

This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Trust A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund, Inc. and Nations Fund Portfolios, Inc.
("Nations Portfolios") is contained in separate
Statements of Additional Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund, Inc. and
Nations Portfolios, dated September 30, 1995 and
July 1, 1995, respectively, are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                    Nations International
                                                    Equity Fund

                                                    Nations Emerging
                                                    Markets Fund

                                                    Nations Pacific
                                                    Growth Fund

                                                    Nations Global
                                                    Government Income
                                                    Fund

                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-626-2275
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    (Nations Fund logo)

                            Table  Of  Contents

About The Funds
                            Prospectus Summary                                 3

                            Expenses Summary                                   4

                            Financial Highlights                               5

                            Objectives                                         6

                            How Objectives Are Pursued                         6

                            How Performance Is Shown                          10

                            How the Funds Are Managed                         12

                            Organization and History                          14

About Your
Investment


                            How to Buy Shares                                 15

                            How to Redeem Shares                              16

                            How the Funds Value Their Shares                  16

                            How Dividends and Distributions are Made;
                            Tax Information                                   17

                            Appendix A -- Portfolio Securities                18

                            Appendix B -- Description of Ratings              21


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

(Bullet) TYPE OF COMPANIES. Open-end management investment companies.

(Bullet) MINIMUM PURCHASE. $1,000 minimum initial investment per record holder.
         See "How to Buy Shares."

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

         (Bullet) The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

         (Bullet) The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets.

        (Bullet) The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific
                 Basin and the Far East (excluding Japan).

        (Bullet) The Nations Global Government Income Fund's investment objective is to seek current income. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.

        (Bullet) RISK FACTORS. The Funds are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, See "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the Funds."

        (Bullet) INVESTMENT ADVISER. NationsBank serves as the investment adviser to the Funds. NationsBank provides investment advice to 44 investment company portfolios in the Nations Fund Family. Nations Gartmore Investment Management provides sub-advisory services to the Funds. See "How the Funds are Managed."

        (Bullet) DIVIDENDS AND DISTRIBUTIONS. The Nations International
                 Equity, Nations Emerging Markets and Nations Pacific Growth Funds declare and pay dividends from net investment income each calendar quarter and the Nations Global Government Income Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Trust A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                                                    Nations
                                                                                                     Global
                                              Nations            Nations            Nations        Government
                                           International        Emerging        Pacific Growth       Income
                                            Equity Fund       Markets Fund           Fund             Fund
Sales Load Imposed on Purchases                 None               None               None            None
Deferred Sales Load                             None               None               None            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                                 .90%               1.10%              .90%            .70%
All Other Expenses                              .20%                .80%              .80%            .60%
Total Operating Expenses                       1.10%               1.90%             1.70%           1.30%


EXAMPLES:

You would pay the following expenses on a $1,000 investment in Trust A Shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                         Nations
                                                                                          Global
                                Nations            Nations            Nations           Government
                               International        Emerging        Pacific Growth        Income
                               Equity Fund       Markets Fund           Fund               Fund
1 Year                            $ 11                $19                $17              $13
3 Years                           $ 35                $60                $54              $41
5 Years                           $ 61                N/A                N/A              N/A
10 Years                          $134                N/A                N/A              N/A


The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Trust A Shares will bear either directly or indirectly. The "All Other Expenses" figures in the above table are based on estimates for the current fiscal year. For more complete descriptions of the Funds' operating expenses, see "How the Funds are Managed."

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The following audited financial information has been derived from the financial statements of Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in Nations Fund, Inc.'s SAI, which is available upon request. Financial information is not available for Nations Portfolios because it is a new Registrant. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERNATIONAL EQUITY FUND


                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
TRUST A SHARES                                                                  05/31/95#        5/31/94#         5/31/93#
Operating performance:
Net asset value, beginning of period                                          $    12.06       $     10.60      $     10.40
Net investment income/(loss)                                                        0.14              0.09             0.09
Net realized and unrealized gain/(loss) on investments                             (0.20)             1.44             0.21
Net increase/(decrease) in net assets resulting from investment operations         (0.06)             1.53             0.30
Distributions:
Dividends from net investment income                                               (0.03)            (0.05)           (0.08)
Distributions from net realized capital gains                                      (0.12)            (0.02)           (0.02)
Distributions in excess of net realized capital gains                              (0.10)               --               --
Total distributions                                                                (0.25)            (0.07)           (0.10)
Net asset value, end of period                                                $    11.75       $     12.06      $     10.60
Total return++                                                                     (0.46)%           14.37%            3.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $  572,940       $   401,559      $   118,873
Ratio of operating expenses to average net assets                                   1.03%             1.17%            1.30%
Ratio of net investment income/(loss) to average net assets                         1.17%             0.75%            1.03%
Portfolio turnover rate                                                               92%               39%              41%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                    1.04%             1.18%            1.32%
Net investment income/(loss) per share without waivers and reimbursements     $     0.14       $      0.08      $      0.10

                                                                                  PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                   5/31/92*
Operating performance:
Net asset value, beginning of period                                          $   10.00
Net investment income/(loss)                                                       0.08
Net realized and unrealized gain/(loss) on investments                             0.36
Net increase/(decrease) in net assets resulting from investment operations         0.44
Distributions:
Dividends from net investment income                                              (0.04)
Distributions from net realized capital gains                                        --
Distributions in excess of net realized capital gains                                --
Total distributions                                                               (0.04)
Net asset value, end of period                                                $   10.40
Total return++                                                                     4.43%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $  83,970
Ratio of operating expenses to average net assets                                  1.33%+
Ratio of net investment income/(loss) to average net assets                        1.81%+
Portfolio turnover rate                                                              11%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                   1.43%+
Net investment income/(loss) per share without waivers and reimbursements     $    0.03

  * The Nations International Equity Fund Trust A Shares commenced operations on December 2, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

   Objectives

NATIONS INTERNATIONAL EQUITY FUND: The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

NATIONS EMERGING MARKETS FUND: The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).

NATIONS GLOBAL GOVERNMENT INCOME FUND: The Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.

Although NationsBank and Nations Gartmore Investment Management ("Nations Gartmore"), the Fund's sub-investment adviser, will seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market.

   How Objectives Are Pursued

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that NationsBank and/or Nations Gartmore believe have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."

The Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures and options thereon. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50 percent of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined by NationsBank and/or Nations Gartmore to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. When allocating investments among individual countries, NationsBank and/or Nations Gartmore will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. NationsBank and Nations Gartmore seek to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. NationsBank and Nations Gartmore believe that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by NationsBank and/or Nations Gartmore to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. When allocating investments among individual countries, NationsBank and/or Nations Gartmore will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund may invest in ADRs, GDRs, EDRs and ADSs. The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various countries and currencies will vary in accordance with NationsBank's and/or Nations Gartmore's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by NationsBank and/or Nations Gartmore in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated A or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by NationsBank and/or Nations Gartmore. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S & P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank and/or Nations Gartmore will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. NationsBank and Nations Gartmore expect that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

The Fund also may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE FUNDS: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks that investors should be aware of.

Investors in the Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.

The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

The Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund and 175% for Nations Global Government Income Fund. For Nations International Equity Fund's portfolio turnover rate, see "Financial Highlights." If a Fund's portfolio turnover rate exceeds 100%, it may result in higher costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in each Fund's respective SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

The Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return also may be presented for other periods.

Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of the Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Pacific Growth

Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NATIONSBANK, NATIONS GARTMORE INVESTMENT MANAGEMENT OR THE FUNDS.

                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
PACIFIC EX-JAPAN COMPOSITE               March 31, 1995*

One Year                                      4.90%
Three Year                                    24.50%
Five Year                                     15.70%
Since Inception on January 1,
  1988                                        22.20%

Annual Total Returns*

  1988       1989       1990       1991       1992       1993       1994
 10.70%     56.10%     (1.50%)    20.30%     21.10%     106.90%   (15.10%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
EMERGING MARKETS COMPOSITE               March 31, 1995*

One Year                                     (24.40%)
Since Inception on January 1,
  1993                                        9.60%

Annual Total Returns*

   1993         1994
  73.90%      (20.20%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

                                   Average Annual Total Return
                                    for the Periods Indicated
GLOBAL GOVERNMENT BOND EX-U.K.               through
  COMPOSITE*                             March 31, 1995**

One Year                                      7.90%
Three Year                                    9.40%
Since Inception on September 1,
  1990                                        11.40%

Annual Total Returns**
   1991         1992         1993         1994
  19.30%        3.30%       13.50%       (2.40%)

 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for the Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J. P. Morgan Global Government Bond Index, would not have materially affected their total returns.

** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.

Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                   Average Annual Total Return
                                    for the Periods Indicated
NATIONS INTERNATIONAL EQUITY                 through
  FUND                                    March 31, 1995

One Year                                      1.22%
Three Year                                    6.98%
Since Inception on December 2,
  1991                                        5.30%

Annual Total Returns
   1992         1993         1994
  (8.57%)      27.21%        2.60%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Trust A Shares, the Funds offer Trust B, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Institution, as defined below.

   How The Funds Are Managed

The business and affairs of Nations Fund, Inc. and Nations Portfolios are managed under the direction of their respective Boards of Directors. The SAIs for Nations Fund and Nations Portfolios contain the names of and general background information concerning each of their respective Directors.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is a wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.

Nations Gartmore Investment Management, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds pursuant to sub-advisory agreements. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994 the Gartmore Group had over $30 billion in assets under management. Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, NationsBank and/or Nations Gartmore formulate guidelines and lists of approved investments for each Fund, make decisions with respect to and place orders for each Fund's purchases and sales of portfolio securities and maintain records relating to such purchases and sales. NationsBank and Nations Gartmore are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with them or which have sold shares in such Fund, if NationsBank or Nations Gartmore believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship.

For the services provided and expenses assumed pursuant to various Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; 0.90% of the average daily net assets of Nations Pacific Growth Fund; and 0.70% of the average daily net assets of Nations Global Government Income Fund. For the fiscal year ended May 31, 1995, Nations Fund, Inc. paid NationsBank advisory fees at the rate of 0.40% of the Nations International Equity Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund Inc. paid the prior sub-adviser to Nations International Equity Fund 0.38% of such Fund's average daily net assets.

For services provided and expenses assumed pursuant to sub-advisory agreements, NationsBank will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.70% of Nations International Equity Fund's daily net assets; 0.85% of Nations Emerging Markets Fund's daily net assets; 0.70% of Pacific Growth Fund's daily net assets and 0.54% of Nations Global Government Income Fund's daily net assets. Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Portfolios believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies. From time to time, NationsBank and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by the Funds.

Stephen Watson has been the principal portfolio manager of the Nations International Equity Fund since February 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.

Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.

Andrew Fleming is the principal portfolio manager of the Nations Emerging Markets Fund. Mr. Fleming is Chief Investment Officer for Nations Gartmore and head of the emerging markets team. Mr. Fleming joined Gartmore in 1984 as an analyst and fund manager on the European desk. In 1986, he joined the Far East team and, in 1993, became head of the Far East desk. Mr. Fleming was then promoted to head of overseas equities. He graduated from University of York, England.

Seok Teoh is the principal portfolio manager of the Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.

Morrison & Foerster, counsel to NationsFund, Inc. and Nations Portfolios and special counsel to NationsBank, has advised Nations Fund, Inc., Nations Portfolios and NationsBank that NationsBank may perform the services contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any of such services, it is expected that the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Portfolios has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Trust Shares of the Funds. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of the Nations International Equity Fund.

Morgan Guaranty Trust Company (the "Custodian"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Funds.

TSSG serves as the Transfer Agent for the Funds' Trust Shares. NationsBank of Texas, N.A. serves as the sub-transfer agent for the Funds' Trust Shares. The sub-transfer agent is located at 1401 Elm Street, Dallas, Texas 75202. In return for providing sub-transfer agency services for the Trust Shares of Nations Fund, NationsBank of Texas, N.A. is entitled to receive an annual fee from TSSG of $251,000.

Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; taxes; interest; fees (including fees paid to Nations Fund's directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Nations Gartmore, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Any general expenses of Nations Fund, Inc. or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund, Inc. or Nations Portfolios or in such other manner as the relevant Board of Directors determines is fair and equitable.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and The Capitol Mutual Funds. The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust A Shares of the Nations International Equity Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations

Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosures on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Trust A Shares are sold primarily to bank trust departments and other financial institutions (including NationsBank and its affiliated and correspondent banks) ("Institutions") acting on behalf of their customers ("Customers") having a qualified trust account at or relationship with the Institution.

Trust Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge their Customers' accounts for services provided in connection with the purchase of shares. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.

Nations Fund reserves the right to reject any purchase order. The issuance of Trust A Shares is recorded on the books of the Funds and share certificates are not issued. It is the responsibility of Institutions to record beneficial ownership of Trust A Shares and to reflect such ownership in the account statements provided to their Customers.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Trust A Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by a Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution.

Institutions are responsible for transmitting orders for purchases of Trust A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Portfolios.

   How To Redeem Shares

Customers may redeem all or part of their Trust A Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund, Inc. and Nations Portfolios. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Trust Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent. Redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days after receipt of the order.

Nations Portfolios may redeem a shareholder's Trust Shares if the balance in such shareholder's account with a Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Trust Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Portfolios also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

   How The Funds Value Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the respective Boards of Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid each calendar quarter by Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund and are declared daily and paid monthly by Nations Global Government Income Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Trust A Shares of the Funds are eligible to receive dividends when declared provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

The net asset value of Trust A Shares in each Fund will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the quarter or the month to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Trust A Shares of the Funds. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Trust A Shares in a Fund.

TAX INFORMATION: Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an Individual Retirement Account are generally deferred under the Code.)

Corporate shareholders of the Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the net realized long-term capital gains of the Funds, if any, will be distributed at least annually to the Funds' shareholders. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held a Fund's shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from dividends paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, a Fund is required by the Internal Revenue Service to withhold 31% of dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires each Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies such Fund's permissible investments, and the SAI contains more information concerning such investments.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% or more of such Fund's total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank and/or Nations Gartmore, at the time of purchase, to be of comparable quality to rated instruments that may be acquired by the Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: To the extent provided under "How Objectives Are Pursued," the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund enters into these transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when NationsBank and/or the Sub-Adviser believe that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. NationsBank and the Sub-Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject the Funds to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid, and their prices more volatile, than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: To the extent provided under "How Objectives Are Pursued," the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If NationsBank or Nations Gartmore incorrectly analyze market conditions or do not employ the appropriate strategy with respect to these instruments, such Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. A Fund will not knowingly invest more than 15% of the value of its net assets in securities that are illiquid or such lower percentage as may be required by the states in which such Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, a Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by such Fund's Board of Directors or NationsBank or Nations Gartmore, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank and/or Nations Gartmore expect to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date, rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

OTHER INVESTMENT COMPANIES: The Funds may invest in securities issued by other investment companies to the extent that such investments are consistent with a Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or bro-ker-dealer) to repurchase that security from such Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and The Capitol Mutual Funds.

SECURITIES LENDING: To increase return on portfolio securities, a Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

                         NATIONS FUND PORTFOLIOS, INC.
                       Supplement dated December 20, 1995
                     to Prospectus dated September 30, 1995
                              FINANCIAL HIGHLIGHTS
                                  (Unaudited)
       The Prospectus for the Investor A Shares of the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund is hereby supplemented as follows:

                                                          Nations            Nations          Nations
                                                      Emerging Markets    Pacific Growth    Global Govt.
                                                            Fund               Fund         Income Fund
                                                        Period Ended       Period Ended     Period Ended
                                                         9/30/95*#          9/30/95*#         9/30/95*
For a Share Outstanding Throughout the Period
Net asset value, beginning of period...............       $  10.00           $  10.00         $  10.00
Net investment income/(loss)##.....................          (0.01)             (0.00)**          0.12
Net realized and unrealized gain/(loss) on
  investments......................................          (0.12)             (0.30)            0.04
Net increase/(decrease) in net assets resulting
  from investment operations.......................          (0.13)             (0.30)            0.16
Distributions:
  Dividends from net investment income.............            N/A                N/A            (0.12)
  Total Distributions..............................            N/A                N/A            (0.12)
Net asset value, end of period.....................       $   9.87           $   9.70         $  10.04
Total return++.....................................          (1.30)%            (3.00)%           1.63%
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's).............       $     57           $    161         $     23
  Ratio of operating expenses to average net
     assets........................................           2.15%+             1.95%+           1.55%+
  Ratio of net investment income/(loss) to average
     net assets....................................          (0.28)%+           (0.10)%+          5.36%+
  Portfolio turnover rate..........................             10%                 3%             104%

 * The Fund's Investor A Shares commenced operations on June 30, 1995.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

                         NATIONS FUND PORTFOLIOS, INC.
                       Supplement dated December 20, 1995
                     to Prospectus dated September 30, 1995
                              FINANCIAL HIGHLIGHTS
                                  (Unaudited)
       The Prospectus for the Investor C Shares of the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund is hereby supplemented as follows:

                                                          Nations            Nations          Nations
                                                      Emerging Markets    Pacific Growth    Global Govt.
                                                            Fund               Fund         Income Fund
                                                        Period Ended       Period Ended     Period Ended
                                                         9/30/95*#          9/30/95*#         9/30/95*
For a Share Outstanding Throughout the Period
Net asset value, beginning of period...............       $  10.00           $  10.00         $  10.00
Net investment income/(loss)##.....................          (0.02)             (0.02)            0.10
Net realized and unrealized gain/(loss) on
  investments......................................          (0.13)             (0.30)            0.04
Net increase/(decrease) in net assets resulting
  from investment operations.......................          (0.15)             (0.32)            0.14
Distributions:
  Dividends from net investment income.............            N/A                N/A            (0.10)
  Total Distributions..............................            N/A                N/A            (0.10)
Net asset value, end of period.....................       $   9.85           $   9.68         $  10.04
Total return++.....................................          (1.50)%            (3.20)%           1.46%
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's).............       $     10           $     46         $      9
  Ratio of operating expenses to average net
     assets........................................           2.90%+             2.70%+           2.30%+
  Ratio of net investment income/(loss) to average
     net assets....................................          (1.03)%+           (0.85)%+          4.61%+
  Portfolio turnover rate..........................             10%                 3%             104%

 * The Fund's Investor C Shares commenced operations on June 30, 1995.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

Prospectus

                                      INVESTOR A AND
                                   INVESTOR C SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the NATIONS VALUE FUND,
NATIONS EQUITY INCOME FUND, NATIONS BALANCED ASSETS
FUND, NATIONS CAPITAL GROWTH FUND, NATIONS EMERGING
GROWTH FUND, NATIONS DISCIPLINED EQUITY FUND,
NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING
MARKETS FUND AND NATIONS PACIFIC GROWTH FUND (the
"Funds") of the Nations Fund Family ("Nations Fund" or "Nations Fund Family"). This Prospectus describes two classes of shares of the Funds -- Investor A
Shares and Investor C Shares. The Nations
Disciplined Equity Fund was formerly called "Nations
Special Equity Fund."

This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor A and Investor C Shares ("Investor Shares") should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund
Trust, Nations Fund, Inc. and Nations Fund
Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional Information
(the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust,
Nations Fund, Inc. and Nations Portfolios, dated
September 30, 1995, September 30, 1995 and July 1,
1995, respectively, are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                    GROWTH AND INCOME FUNDS:

                                                    Nations Value Fund

                                                    Nations Equity Income Fund

                                                    Nations Balanced Assets Fund

                                                    GROWTH FUNDS:

                                                    Nations Capital Growth Fund

                                                    Nations Emerging Growth Fund

                                                    Nations Disciplined Equity
                                                    Fund

                                                    INTERNATIONAL FUNDS:

                                                    Nations International
                                                    Equity Fund

                                                    Nations Emerging Markets
                                                    Fund

                                                    Nations Pacific
                                                    Growth Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    NationsFund

GRPAC

About The Funds

                            Table  Of  Contents

                            Expenses Summary                                   3

                            Financial Highlights                               6

                            Objectives                                        14

                            How Objectives Are Pursued                        14

                            How Performance is Shown                          21

                            How the Funds Are Managed                         23

                            Organization and History                          26



 About Your Investment

                            How to Buy Shares                                 28

                            Sales Charges                                     30

                            Shareholder Servicing and Distribution Plans      32

                            How to Redeem Shares                              33

                            How to Exchange Shares                            34

                            How the Funds Value Their Shares                  36

                            How Dividends and Distributions are Made; Tax Information 36

                            Appendix A -- Portfolio Securities                37

                            Appendix B -- Description of Ratings              43

                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
                            BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor A and Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR A SHARES

                                                                                      Nations              Nations
                                                              Nations Value           Equity              Balanced
                                                                  Fund              Income Fund          Assets Fund

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price)                                                 5.75%                5.75%                5.75%
Maximum Deferred Sales Charge (as a percentage of the
  lower of the original purchase price or redemption
  proceeds)1                                                         1.00%                1.00%                1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                       .75%                 .70%                 .75%
Rule 12b-1 Fees (including shareholder servicing fees)                .25%                 .25%                 .25%
Other Expenses                                                        .17%                 .25%                 .20%
Total Operating Expenses                                             1.17%                1.20%                1.20%

                                                                 Nations              Nations
                                                                 Capital             Emerging
                                                               Growth Fund          Growth Fund
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price)                                                 5.75%                5.75%
Maximum Deferred Sales Charge (as a percentage of the
  lower of the original purchase price or redemption
  proceeds)1                                                         1.00%                1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                       .75%                 .75%
Rule 12b-1 Fees (including shareholder servicing fees)                .25%                 .25%
Other Expenses                                                        .17%                 .20%
Total Operating Expenses                                             1.17%                1.20%

                                                                                Nations              Nations
                                                                              Disciplined         International
                                                                              Equity Fund          Equity Fund

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price)                                                                            5.75%                5.75%
Maximum Deferred Sales Charge (as a percentage of the lower of the
  original purchase price or redemption proceeds)1                                  1.00%                1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                                      .75%                 .90%
Rule 12b-1 Fees (including shareholder servicing fees)                               .25%                 .25%
Other Expenses                                                                       .25%                 .20%
Total Operating Expenses                                                            1.25%                1.35%

                                                                                Nations              Nations

                                                                               Emerging              Pacific

                                                                             Markets Fund          Growth Fund

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price)                                                                            5.75%                5.75%

Maximum Deferred Sales Charge (as a percentage of the lower of the
  original purchase price or redemption proceeds)1                                  1.00%                1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                                     1.10%                 .90%

Rule 12b-1 Fees (including shareholder servicing fees)                               .25%                 .25%

Other Expenses                                                                       .80%                 .80%

Total Operating Expenses                                                            2.15%                1.95%


1 Certain Investor A Shares that are purchased at net asset value are subject to a Deferred Sales Charge if redeemed within two years of purchase. See "Sales Charges."

INVESTOR C SHARES

                                                                                   Nations            Nations
                                                                Nations            Equity            Balanced
                                                              Value Fund         Income Fund        Assets Fund

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                     None               None               None
Deferred Sales Charge (as a percentage of the lower of
  the original purchase price or redemption proceeds)1              1.00%              1.00%              1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                      .75%               .70%               .75%
Rule 12b-1 Fees                                                      .75%               .75%               .75%
Shareholder Servicing Fees                                           .25%               .25%               .25%
Other Expenses                                                       .17%               .25%               .20%
Total Operating Expenses                                            1.92%              1.95%              1.95%

                                                                Nations
                                                                Capital       Nations Emerging
                                                              Growth Fund        Growth Fund
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                     None               None
Deferred Sales Charge (as a percentage of the lower of
  the original purchase price or redemption proceeds)1              1.00%              1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                      .75%               .75%
Rule 12b-1 Fees                                                      .75%               .75%
Shareholder Servicing Fees                                           .25%               .25%
Other Expenses                                                       .17%               .20%
Total Operating Expenses                                            1.92%              1.95%

                                                                               Nations            Nations
                                                                             Disciplined       International    Nations Emerging
                                                                             Equity Fund        Equity Fund       Markets Fund

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                                    None               None               None
Deferred Sales Charge (as a percentage of the lower of the original
  purchase price or redemption proceeds)1                                          1.00%              1.00%              1.00%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                                     .75%               .90%              1.10%
Rule 12b-1 Fees                                                                     .75%               .75%               .75%
Shareholder Servicing Fees                                                          .25%               .25%               .25%
Other Expenses                                                                      .25%               .20%               .80%
Total Operating Expenses                                                           2.00%              2.10%              2.90%


                                                                           Nations Pacific
                                                                             Growth Fund
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                                    None
Deferred Sales Charge (as a percentage of the lower of the original
  purchase price or redemption proceeds)1                                          1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                                     .90%
Rule 12b-1 Fees                                                                     .75%
Shareholder Servicing Fees                                                          .25%
Other Expenses                                                                      .80%
Total Operating Expenses                                                           2.70%

1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of the date of purchase.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor A Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                      Nations              Nations
                                                                 Nations              Equity              Balanced
                                                               Value Fund           Income Fund          Assets Fund

1 Year                                                          $      69            $      69            $      69
3 Years                                                         $      93            $      93            $      93
5 Years                                                         $     118            $     120            $     120
10 Years                                                        $     192            $     195            $     195

                                                                                      Nations
                                                                 Nations          Emerging Growth
                                                           Capital Growth Fund         Fund
1 Year                                                          $      69            $      69
3 Years                                                         $      93            $      93
5 Years                                                         $     118            $     120
10 Years                                                        $     192            $     195

                                                                 Nations              Nations              Nations
                                                               Disciplined         International       Emerging Market
                                                               Equity Fund          Equity Fund             Fund

1 Year                                                          $      70            $      70            $      78
3 Years                                                         $      95            $      98            $     121
5 Years                                                         $     122            $     127                  N/A
10 Years                                                        $     200            $     211                  N/A


                                                                 Nations
                                                           Pacific Growth Fund
1 Year                                                          $      76
3 Years                                                         $     115
5 Years                                                               N/A
10 Years                                                              N/A

You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                      Nations              Nations
                                                                 Nations              Equity              Balanced
                                                               Value Fund           Income Fund          Assets Fund

1 Year                                                          $      29            $      30            $      30
3 Years                                                         $      60            $      61            $      61
5 Years                                                         $     104            $     105            $     105
10 Years                                                        $     224            $     227            $     227

                                                                                      Nations
                                                                 Nations          Emerging Growth
                                                           Capital Growth Fund         Fund
1 Year                                                          $      29            $      30
3 Years                                                         $      60            $      61
5 Years                                                         $     104            $     105
10 Years                                                        $     224            $     237

                                                                 Nations              Nations              Nations
                                                               Disciplined         International       Emerging Market
                                                               Equity Fund          Equity Fund             Funds

1 Year                                                          $      30            $      31            $      39
3 Years                                                         $      63            $      66            $      90
5 Years                                                               N/A            $     113                  N/A
10 Years                                                              N/A            $     243                  N/A


                                                                 Nations
                                                           Pacific Growth Fund
1 Year                                                          $      37
3 Years                                                         $      84
5 Years                                                               N/A
10 Years                                                              N/A

You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds, assuming a 5% annual return but no redemption.

                                                                                      Nations              Nations
                                                                 Nations              Equity              Balanced
                                                               Value Fund           Income Fund          Assets Fund

1 Year                                                          $      19            $      20            $      20
3 Years                                                         $      60            $      61            $      61
5 Years                                                         $     104            $     105            $     105
10 Years                                                        $     224            $     227            $     227

                                                                                      Nations
                                                                 Nations          Emerging Growth
                                                           Capital Growth Fund         Fund
1 Year                                                          $      19            $      20
3 Years                                                         $      60            $      61
5 Years                                                         $     104            $     105
10 Years                                                        $     224            $     227

                                                                 Nations              Nations              Nations
                                                           Disciplined Equity      International       Emerging Market
                                                                  Fund              Equity Fund             Funds

1 Year                                                          $      20            $      21            $      29
3 Years                                                         $      63            $      66            $      90
5 Years                                                               N/A            $     113                  N/A
10 Years                                                              N/A            $     243                  N/A


                                                                 Nations
                                                           Pacific Growth Fund
1 Year                                                          $      27
3 Years                                                         $      84
5 Years                                                               N/A
10 Years                                                              N/A

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A and Investor C Shares of the Funds will bear either directly or indirectly. Except for the Nations Emerging Markets Fund, and Nations Pacific Growth Fund, which fees and expenses are based on estimates, the figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing and Distribution Plans."

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Financial information is not available for Nations Portfolios because it is a new Registrant. For more information see "Organization and History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

Financial information is not provided for the Investor A and Investor C Shares of Nations Emerging Markets Fund and Nations Pacific Growth Fund because such shares had not commenced operations during the periods presented.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND
                                               SIX MONTHS
                                                 ENDED              YEAR              YEAR              YEAR              YEAR
                                                05/31/95           ENDED             ENDED             ENDED             ENDED
INVESTOR A SHARES                             (UNAUDITED)         11/30/94          11/30/93          11/30/92          11/30/91
Operating performance:
Net asset value, beginning of period          $   12.98         $   13.72         $   12.45        $   11.16         $    9.71
Net investment income                              0.13              0.20              0.22             0.26              0.34
Net realized and unrealized gain/(loss) on
  investments                                      2.11             (0.20)             1.35             1.59              1.47
Net increase/(decrease) in net assets
  resulting from investment operations             2.24              0.00              1.57             1.85              1.81
Distributions:
Dividends from net investment income              (0.12)            (0.20)            (0.21)           (0.27)            (0.36)
Distributions from net realized capital
  gains                                           (0.67)            (0.54)            (0.09)           (0.29)               --
Total distributions                               (0.79)            (0.74)            (0.30)           (0.56)            (0.36)
Net asset value, end of period                $   14.43         $   12.98         $   13.72        $   12.45         $   11.16
Total return++                                    18.50%            (0.17)%           12.80%           16.96%+++         18.79%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $  40,061         $  35,445         $  32,607        $  24,536         $  13,514
Ratio of operating expenses to average net
  assets                                           1.16%+            1.18%             1.21%            1.06%             0.53%
Ratio of net investment income to average
  net assets                                       1.92%+            1.60%             1.73%            2.15%             3.33%
Portfolio turnover rate                              36%               75%               64%              60%               51%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                   1.16%+            1.18%             1.22%            1.15%             0.99%
Net investment income per share before fee
  waivers and/or expense reimbursements       $    0.13         $    0.20         $    0.22        $    0.25         $    0.30


                                                 PERIOD
                                                  ENDED
INVESTOR A SHARES                               11/30/90*
Operating performance:
Net asset value, beginning of period         $   10.04
Net investment income                             0.35
Net realized and unrealized gain/(loss) on
  investments                                    (0.36)
Net increase/(decrease) in net assets
  resulting from investment operations           (0.01)
Distributions:
Dividends from net investment income             (0.32)
Distributions from net realized capital
  gains                                             --
Total distributions                              (0.32)
Net asset value, end of period               $    9.71
Total return++                                   (0.16)%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $   7,020
Ratio of operating expenses to average net
  assets                                          0.21%+
Ratio of net investment income to average
  net assets                                      4.19%+
Portfolio turnover rate                             24%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                  1.11%+
Net investment income per share before fee
  waivers and/or expense reimbursements      $    0.26

  * The Nations Value Fund Investor A Shares commenced operations on December 6, 1989.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.

+++ Unaudited.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND
                                                                             SIX MONTHS
                                                                                ENDED              YEAR               YEAR
                                                                              05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                        $   12.90          $   13.64            $   12.41
Net investment income                                                            0.08               0.12                 0.13
Net realized and unrealized gain/(loss) on investments                           2.10              (0.22)                1.32
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     2.18              (0.10)                1.45
Distributions:
Dividends from net investment income                                            (0.08)             (0.10)               (0.13)
Distributions from net realized capital gains                                   (0.67)             (0.54)               (0.09)
Total distributions                                                             (0.75)             (0.64)               (0.22)
Net asset value, end of period                                              $   14.33          $   12.90            $   13.64
Total return++                                                                  18.03%             (0.92)%              11.85%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $   3,571          $   2,983            $   2,997
Ratio of operating expenses to average net assets                                1.91%+             1.93%                1.96%
Ratio of net investment income to average net assets                             1.17%+             0.85%                0.98%
Portfolio turnover rate                                                            36%                75%                  64%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                  1.91%+             1.93%                1.97%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                            $    0.08          $    0.12            $    0.13


                                                                               PERIOD
                                                                                ENDED
INVESTOR C SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                       $   11.63
Net investment income                                                           0.07
Net realized and unrealized gain/(loss) on investments                          0.78
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.85
Distributions:
Dividends from net investment income                                          (0.07)
Distributions from net realized capital gains                                     --
Total distributions                                                           (0.07)
Net asset value, end of period                                             $   12.41
Total return++                                                                  7.33%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $   1,286
Ratio of operating expenses to average net assets                               1.98%+
Ratio of net investment income to average net assets                            1.22%+
Portfolio turnover rate                                                           60%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 1.98%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.07

  * The Nations Value Fund Investor C Shares commenced operations on June 17, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

+++ Unaudited.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND

                                                                 YEAR             YEAR             YEAR              YEAR
                                                                ENDED             ENDED            ENDED            ENDED
INVESTOR A SHARES                                              05/31/95         05/31/94         05/31/93          05/31/92
Operating performance:
Net asset value, beginning of period                         $   11.41          $   12.02        $   11.40       $   10.19
Net investment income                                             0.40               0.37             0.34            0.29
Net realized and unrealized gain on investments                   1.10               0.21             1.05            1.27
Net increase in net assets resulting from investment
  operations                                                      1.50               0.58             1.39            1.56
Distributions:
Dividends from net investment income                             (0.40)             (0.38)           (0.32)          (0.28)
Distributions from net realized capital gains                    (0.73)             (0.81)           (0.45)          (0.07)
Total distributions                                              (1.13)             (1.19)           (0.77)          (0.35)
Net asset value, end of period                               $   11.78          $   11.41        $   12.02       $   11.40
Total return++                                                   14.53%              4.74%           12.78%          15.59%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $  35,538          $  33,691        $  32,760       $   3,418
Ratio of operating expenses to average net assets                 1.17%              1.19%            1.17%           1.35%
Ratio of net investment income to average net assets              3.50%              3.16%            3.12%           2.90%
Portfolio turnover rate                                            158%               116%              55%             84%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                      1.18%+             1.20%            1.29%           2.46%
Net investment income per share without waivers and
  reimbursements                                             $    0.40          $    0.37        $    0.33       $    0.18

                                                                PERIOD
                                                                ENDED
INVESTOR A SHARES                                             05/31/91*
Operating performance:
Net asset value, beginning of period                         $   10.04
Net investment income                                             0.05
Net realized and unrealized gain on investments                   0.10
Net increase in net assets resulting from investment
  operations                                                      0.15
Distributions:
Dividends from net investment income                                --
Distributions from net realized capital gains                       --
Total distributions                                               0.00
Net asset value, end of period                               $   10.19
Total return++                                                    1.49%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $     497
Ratio of operating expenses to average net assets                 1.37%+
Ratio of net investment income to average net assets              3.40%+
Portfolio turnover rate                                              9%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                     15.09%+
Net investment income per share without waivers and
  reimbursements                                             $   (1.30)

  * The Nations Equity Income Fund Investor A Shares commenced operations on April 16, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND

                                                                                               YEAR               YEAR
                                                                                               ENDED              ENDED
INVESTOR C SHARES                                                                            05/31/95           05/31/94
Operating performance:
Net asset value, beginning of period                                                       $   11.47            $   12.04
Net investment income                                                                           0.32                 0.28
Net realized and unrealized gain on investments                                                 1.08                 0.21
Net increase in net assets resulting from investment operations                                 1.40                 0.49
Distributions:
Dividends from net investment income                                                           (0.31)               (0.25)
Distributions from net realized capital gains                                                  (0.73)               (0.81)
Total distributions                                                                            (1.04)               (1.06)
Net asset value, end of period                                                             $   11.83            $   11.47
Total return++                                                                                 13.49%                3.96%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $   4,278            $   4,221
Ratio of operating expenses to average net assets                                               1.92%                1.94%
Ratio of net investment income to average net assets                                            2.75%                2.41%
Portfolio turnover rate                                                                          158%                 116%
Ratio of operating expenses to average net assets without waivers and reimbursements            1.93%                1.95%
Net investment income per share without waivers and reimbursements                         $    0.32            $    0.28

                                                                                              PERIOD
                                                                                               ENDED
INVESTOR C SHARES                                                                            05/31/93*
Operating performance:
Net asset value, beginning of period                                                       $   11.13
Net investment income                                                                           0.32
Net realized and unrealized gain on investments                                                 1.32
Net increase in net assets resulting from investment operations                                 1.64
Distributions:
Dividends from net investment income                                                           (0.28)
Distributions from net realized capital gains                                                  (0.45)
Total distributions                                                                            (0.73)
Net asset value, end of period                                                             $   12.04
Total return++                                                                                 15.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $   4,377
Ratio of operating expenses to average net assets                                               1.92%+
Ratio of net investment income to average net assets                                            2.37%+
Portfolio turnover rate                                                                           55%
Ratio of operating expenses to average net assets without waivers and reimbursements            2.04%+
Net investment income per share without waivers and reimbursements                         $    0.31

  * The Nations Equity Income Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS BALANCED ASSETS FUND

                                                                             SIX MONTHS
                                                                                ENDED              YEAR               YEAR
                                                                              05/31/95             ENDED              ENDED
INVESTOR A SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                        $   10.42          $   10.86            $   10.24
Net investment income                                                            0.15               0.22                 0.29
Net realized and unrealized gain/(loss) on investments                           1.14              (0.44)                0.62
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     1.29              (0.22)                0.91
Distributions:
Dividends from net investment income                                            (0.13)             (0.22)               (0.29)
Distributions from net realized gains                                           (0.02)                --                   --
Total distributions                                                             (0.15)             (0.22)               (0.29)
Net asset value, end of period                                              $   11.56          $   10.42            $   10.86
Total return++                                                                  12.47%             (2.02)%               8.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $   5,006          $   4,881            $   5,191
Ratio of operating expenses to average net assets                                1.24%+             1.23%                1.15%
Ratio of net investment income to average net assets                             2.86%+             2.06%                2.57%
Portfolio turnover rate                                                           101%               156%                  50%
Ratio of operating expenses to average net assets before fee waivers             1.24%+             1.24%                1.22%
Net investment income per share before fee waivers                          $    0.15          $    0.22            $    0.28


                                                                               PERIOD
                                                                                ENDED
INVESTOR A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                        $   10.00
Net investment income                                                            0.01
Net realized and unrealized gain/(loss) on investments                           0.23##
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     0.24
Distributions:
Dividends from net investment income                                               --
Distributions from net realized gains                                              --
Total distributions                                                                --
Net asset value, end of period                                              $   10.24
Total return++                                                                   2.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $     547
Ratio of operating expenses to average net assets                                0.55%+
Ratio of net investment income to average net assets                             3.60%+
Portfolio turnover rate                                                            79%
Ratio of operating expenses to average net assets before fee waivers             1.30%+
Net investment income per share before fee waivers                          $    0.01

  * The Nations Balanced Assets Fund Investor A Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
## The amounts shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS BALANCED ASSETS FUND

                                                                             SIX MONTHS
                                                                                ENDED              YEAR               YEAR
                                                                              05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                        $   10.38            $   10.82          $   10.23
Net investment income                                                            0.11                 0.14               0.23
Net realized and unrealized gain/(loss) on investments                           1.13                (0.43)              0.59
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     1.24                (0.29)              0.82
Distributions:
Dividends from net investment income                                            (0.08)               (0.15)             (0.23)
Distributions from net realized gains                                           (0.02)                  --                 --
Total distributions                                                             (0.10)               (0.15)             (0.23)
Net asset value, end of period                                              $   11.52            $   10.38          $   10.82
Total return++                                                                  11.93%               (2.72)%             8.06%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $     798            $     951          $   1,196
Ratio of operating expenses to average net assets                                1.99%+               1.98%              1.90%
Ratio of net investment income to average net assets                             2.11%+               1.31%              1.82%
Portfolio turnover rate                                                           101%                 156%                50%
Ratio of operating expenses to average net assets before fee waivers             1.99%+               1.99%              1.97%
Net investment income per share before fee waivers                          $    0.11            $    0.14          $    0.22


                                                                               PERIOD
                                                                                ENDED
INVESTOR C SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                       $   10.00
Net investment income                                                           0.01
Net realized and unrealized gain/(loss) on investments                          0.22##
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.23
Distributions:
Dividends from net investment income                                              --
Distributions from net realized gains                                             --
Total distributions                                                               --
Net asset value, end of period                                             $   10.23
Total return++                                                                  2.30%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $     156
Ratio of operating expenses to average net assets                               1.30%+
Ratio of net investment income to average net assets                            2.85%+
Portfolio turnover rate                                                           79%
Ratio of operating expenses to average net assets before fee waivers            2.05%+
Net investment income per share before fee waivers                         $    0.01

  * The Nations Balanced Assets Fund Investor C Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND

                                                               SIX MONTHS
                                                                  ENDED                 YEAR                 YEAR
                                                                05/31/95               ENDED                 ENDED
INVESTOR A SHARES:                                             (UNAUDITED)            11/30/94             11/30/93
Operating performance:
Net asset value, beginning of period                            $   11.21           $   11.06              $   10.67
Net investment income/(loss)                                         0.04                0.07                   0.07
Net realized and unrealized gain on investments                      1.38                0.14                   0.41
Net increase in net assets resulting from investment
  operations                                                         1.42                0.21                   0.48
Distributions:
Dividends from net investment income                                (0.04)              (0.06)                 (0.08)
Distributions from net realized gains                               (0.26)              (0.00)(a)              (0.01)
Total distributions                                                 (0.30)              (0.06)                 (0.09)
Net asset value, end of period                                  $   12.33           $   11.21              $   11.06
Total return++                                                      13.07%               1.93%                  4.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $  13,369           $  11,038              $  11,182
Ratio of operating expenses to average net assets                    1.16%+              1.15%                  1.05%
Ratio of net investment income/(loss) to average net
  assets                                                             0.78%+              0.60%                  0.59%
Portfolio turnover rate                                                43%                 56%                    81%
Ratio of operating expenses to average net assets before
  fee waivers                                                        1.22%+              1.16%                  1.14%
Net investment income/(loss) per share before fee waivers       $    0.04           $    0.07              $    0.06


                                                                  PERIOD
                                                                  ENDED
INVESTOR A SHARES:                                              11/30/92*
Operating performance:
Net asset value, beginning of period                          $   10.00
Net investment income/(loss)                                       0.01
Net realized and unrealized gain on investments                    0.66##
Net increase in net assets resulting from investment
  operations                                                       0.67
Distributions:
Dividends from net investment income                                 --
Distributions from net realized gains                                --
Total distributions                                                  --
Net asset value, end of period                                $   10.67
Total return++                                                     6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                          $   1,225
Ratio of operating expenses to average net assets                  0.55%+
Ratio of net investment income/(loss) to average net
  assets                                                           1.08%+
Portfolio turnover rate                                               7%
Ratio of operating expenses to average net assets before
  fee waivers                                                      1.30%+
Net investment income/(loss) per share before fee waivers     $    0.00(a)

  * The Nations Capital Growth Fund Investor A Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
 (a) Value represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND

                                                                   SIX MONTHS
                                                                      ENDED                  YEAR                   YEAR
                                                                    05/31/95                 ENDED                  ENDED
INVESTOR C SHARES:                                                 (UNAUDITED)             11/30/94               11/30/93
Operating performance:
Net asset value, beginning of period                                $   11.14              $   11.01              $   10.67
Net investment income/(loss)                                             0.01                  (0.02)                 (0.00)(a)
Net realized and unrealized gain on investments                          1.35                   0.15                   0.38
Net increase in net assets resulting from investment
  operations                                                             1.36                   0.13                   0.38
Distributions:
Dividends from net investment income                                       --                     --                  (0.03)
Distributions from net realized gains                                   (0.26)                 (0.00)(a)              (0.01)
Total distributions                                                     (0.26)                 (0.00)(a)              (0.04)
Net asset value, end of period                                      $   12.24              $   11.14              $   11.01
Total return++                                                          12.59%                  1.22%                  3.61%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $   2,921              $   2,394              $   2,919
Ratio of operating expenses to average net assets                        1.91%+                 1.90%                  1.80%
Ratio of net investment income/(loss) to average net assets              0.03%+                (0.15)%                (0.16)%
Portfolio turnover rate                                                    43%                    56%                    81%
Ratio of operating expenses to average net assets before fee
  waivers                                                                1.97%+                 1.91%                  1.89%
Net investment income/(loss) per share before fee waivers           $   (0.01)             $   (0.02)             $    0.00(a)


                                                                     PERIOD
                                                                      ENDED
INVESTOR C SHARES:                                                  11/30/92*
Operating performance:
Net asset value, beginning of period                              $   10.00
Net investment income/(loss)                                          (0.00)(a)
Net realized and unrealized gain on investments                        0.67##
Net increase in net assets resulting from investment
  operations                                                           0.67
Distributions:
Dividends from net investment income                                     --
Distributions from net realized gains                                    --
Total distributions                                                    0.00(a)
Net asset value, end of period                                    $   10.67
Total return++                                                         6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $     406
Ratio of operating expenses to average net assets                      1.30%+
Ratio of net investment income/(loss) to average net assets            0.33%+
Portfolio turnover rate                                                   7%
Ratio of operating expenses to average net assets before fee
  waivers                                                              2.05%+
Net investment income/(loss) per share before fee waivers         $    0.00(a)

  * The Nations Capital Growth Fund Investor C Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
 (a) Value represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND

                                                                                      SIX MONTHS
                                                                                         ENDED                  YEAR
                                                                                       05/31/95                 ENDED
INVESTOR A SHARES:                                                                    (UNAUDITED)             11/30/94#
Operating performance:
Net asset value, beginning of period                                                   $   11.35              $   10.85
Net investment income/(loss)                                                                0.00(a)               (0.06)
Net realized and unrealized gain on investments                                             0.96                   0.70
Net increase in net assets resulting from investment operations                             0.96                   0.64
Distributions:
Distributions from net realized gains                                                      (0.40)                 (0.14)
Total distributions                                                                        (0.40)                 (0.14)
Net asset value, end of period                                                         $   11.91              $   11.35
Total return++                                                                              8.98%                  5.90%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                   $   4,212              $   3,234
Ratio of operating expenses to average net assets                                           1.22%+                 1.26%
Ratio of net investment income/(loss) to average net assets                                (0.15)%+               (0.54)%
Portfolio turnover rate                                                                       69%                   129%
Ratio of operating expenses to average net assets before fee waivers                        1.23%+                 1.26%
Net investment income/(loss) per share before fee waivers                                   0.00(a)           $   (0.06)


                                                                                        PERIOD
                                                                                         ENDED
INVESTOR A SHARES:                                                                     11/30/93*
Operating performance:
Net asset value, beginning of period                                                  $    9.87
Net investment income/(loss)                                                              (0.03)
Net realized and unrealized gain on investments                                            1.02
Net increase in net assets resulting from investment operations                            0.99
Distributions:
Distributions from net realized gains                                                     (0.01)
Total distributions                                                                       (0.01)
Net asset value, end of period                                                        $   10.85
Total return++                                                                             9.99%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $   2,095
Ratio of operating expenses to average net assets                                          1.05%+
Ratio of net investment income/(loss) to average net assets                               (0.40)%+
Portfolio turnover rate                                                                     159%
Ratio of operating expenses to average net assets before fee waivers                       1.26%+
Net investment income/(loss) per share before fee waivers                             $   (0.04)

 * The Nations Emerging Growth Fund Investor A Shares commenced operations on December 10, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.
 (a) Value represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND

                                                                                     SIX MONTHS
                                                                                        ENDED                YEAR
                                                                                      05/31/95               ENDED
INVESTOR C SHARES:                                                                   (UNAUDITED)           11/30/94#
Operating performance:
Net asset value, beginning of period                                                  $   11.20            $   10.78
Net investment income/(loss)                                                              (0.03)               (0.14)
Net realized and unrealized gain on investments                                            0.93                 0.70
Net increase in net assets resulting from investment operations                            0.90                 0.56
Distributions:
Distributions from net realized gains                                                     (0.40)               (0.14)
Total distributions                                                                       (0.40)               (0.14)
Net asset value, end of period                                                        $   11.70            $   11.20
Total return++                                                                             8.54%                5.19%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     649            $     542
Ratio of operating expenses to average net assets                                          1.97%+               2.01%
Ratio of net investment income/(loss) to average net assets                               (0.90)%+             (1.29)%
Portfolio turnover rate                                                                      69%                 129%
Ratio of operating expenses to average net assets before fee waivers                       1.98%+               2.01%
Net investment income/(loss) per share before fee waivers                             $   (0.03)           $   (0.14)


                                                                                       PERIOD
                                                                                        ENDED
INVESTOR C SHARES:                                                                    11/30/93*
Operating performance:
Net asset value, beginning of period                                                  $    9.89
Net investment income/(loss)                                                              (0.09)
Net realized and unrealized gain on investments                                            0.98
Net increase in net assets resulting from investment operations                            0.89
Distributions:
Distributions from net realized gains                                                        --
Total distributions                                                                          --
Net asset value, end of period                                                        $   10.78
Total return++                                                                             9.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     469
Ratio of operating expenses to average net assets                                          1.80%+
Ratio of net investment income/(loss) to average net assets                               (1.15)%+
Portfolio turnover rate                                                                     159%
Ratio of operating expenses to average net assets before fee waivers                       2.01%+
Net investment income/(loss) per share before fee waivers                             $   (0.11)

 * The Nations Emerging Growth Fund Investor C Shares commenced operations on December 18, 1992.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND

                                                                                     SIX MONTHS
                                                                                        ENDED               PERIOD
                                                                                      05/31/95               ENDED
INVESTOR A SHARES:                                                                  (UNAUDITED)#           11/30/94*
Operating performance:
Net asset value, beginning of period                                                  $   13.06            $   13.30
Net investment income/(loss)                                                               0.08                 0.00(a)
Net realized and unrealized gain/(loss) on investments                                     1.35                (0.23)##
Net increase/(decrease) in net assets resulting from investment operations                 1.43                (0.23)
Distributions:
Dividends from net investment income                                                      (0.01)               (0.01)
Distributions from net realized gains                                                        --                   --
Return of capital                                                                            --                (0.00)(a)
Total distributions:                                                                      (0.01)               (0.01)
Net asset value, end of period                                                        $   14.48            $   13.06
Total return++                                                                            10.95%               (1.71)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     502            $     252
Ratio of operating expenses to average net assets                                          1.04%+               1.23%+
Ratio of net investment income/(loss) to average net assets                                1.27%+               0.02%+
Portfolio turnover rate                                                                      98%                 177%
Ratio of operating expenses to average net assets before fee waivers                       1.75%+               1.66%+
Net investment income/(loss) per share before fee waivers                             $    0.04            $   (0.07)


                                                                                       PERIOD
                                                                                        ENDED
INVESTOR A SHARES:                                                                    04/29/94*
Operating performance:
Net asset value, beginning of period                                                  $   14.94
Net investment income/(loss)                                                              (0.04)
Net realized and unrealized gain/(loss) on investments                                     1.35
Net increase/(decrease) in net assets resulting from investment operations                 1.31
Distributions:
Dividends from net investment income                                                         --
Distributions from net realized gains                                                     (2.95)
Return of capital                                                                            --
Total distributions:                                                                      (2.95)
Net asset value, end of period                                                        $   13.30
Total return++                                                                             8.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     165
Ratio of operating expenses to average net assets                                          1.30%+
Ratio of net investment income/(loss) to average net assets                               (0.62)%+
Portfolio turnover rate                                                                     475%
Ratio of operating expenses to average net assets before fee waivers                       1.74%+
Net investment income/(loss) per share before fee waivers                             $   (0.07)

  * The period for the Nations Disciplined Equity Investor A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class B Shares, which were reorganized into Investor A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class B Shares commenced operations on July 26, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
 (a) Value represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND

                                                                                                                             PERIOD

                                                                                                                              ENDED

                                                                                                                            05/31/95

                                                                                                                       (UNAUDITED)*#
Operating performance:
Net asset value, beginning of period                                                                                       $   14.08
Net investment income/(loss)                                                                                                    0.01
Net realized and unrealized gain/(loss) on investments                                                                          0.35
Net increase/(decrease) in net assets resulting from investment operations                                                      0.36
Distributions:
Dividends from net investment income                                                                                              --
Distributions from net realized gains                                                                                             --
Return of capital                                                                                                                 --
Total distributions                                                                                                               --
Net asset value, end of period                                                                                             $   14.44
Total return++                                                                                                                 2.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                       $    7
Ratio of operating expenses to average net assets                                                                             0.94%+
Ratio of net investment income/(loss) to average net assets                                                                   1.37%+
Portfolio turnover rate                                                                                                         98%
Ratio of operating expenses to average net assets before fee waivers                                                          1.65%+
Net investment income/(loss) per share before fee waivers                                                                 $    0.01

 * The Nations Disciplined Equity Fund Investor C Shares commenced operations on May 10, 1995.
 + Annualized.
++ Total Return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERNATIONAL EQUITY FUND

                                                                                                  YEAR               YEAR
                                                                                                  ENDED              ENDED
INVESTOR A SHARES:                                                                              05/31/95#          05/31/94#
Operating performance:
Net asset value, beginning of period                                                            $   12.00          $   10.56
Net investment income/(loss)                                                                         0.11               0.06
Net realized and unrealized gain/(loss) on investments                                              (0.20)              1.44
Net increase/(decrease) in net assets resulting from investment operations                          (0.09)              1.50
Distributions:
Dividends from net investment income                                                                (0.02)             (0.04)
Distributions from net realized capital gains                                                       (0.12)             (0.02)
Distributions in excess of net realized capital gains                                               (0.10)                --
Total distributions                                                                                 (0.24)             (0.06)
Net asset value, end of period                                                                  $   11.67          $   12.00
Total return++                                                                                      (0.69)%            14.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $   4,877          $   3,219
Ratio of operating expenses to average net assets                                                    1.28%              1.42%
Ratio of net investment income/(loss) to average net assets                                          0.92%              0.50%
Portfolio turnover rate                                                                                92%                39%
Ratio of operating expenses to average net assets without waivers and reimbursements                 1.29%              1.43%
Net investment income/(loss) per share without waivers and reimbursements                       $    0.11          $    0.05

                                                                                                 PERIOD
                                                                                                  ENDED
INVESTOR A SHARES:                                                                             05/31/93*#
Operating performance:
Net asset value, beginning of period                                                            $   10.38
Net investment income/(loss)                                                                         0.07
Net realized and unrealized gain/(loss) on investments                                               0.21
Net increase/(decrease) in net assets resulting from investment operations                           0.28
Distributions:
Dividends from net investment income                                                                (0.08)
Distributions from net realized capital gains                                                       (0.02)
Distributions in excess of net realized capital gains                                                  --
Total distributions                                                                                 (0.10)
Net asset value, end of period                                                                  $   10.56
Total return++                                                                                       2.91%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $     839
Ratio of operating expenses to average net assets                                                    1.55%+
Ratio of net investment income/(loss) to average net assets                                          0.78%+
Portfolio turnover rate                                                                                41%
Ratio of operating expenses to average net assets without waivers and reimbursements                 1.62%+
Net investment income/(loss) per share without waivers and reimbursements                       $    0.07

 * The Nations International Equity Fund Investor A Shares commenced operations on June 3, 1992.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERNATIONAL EQUITY FUND

                                                                                                  YEAR               YEAR
                                                                                                  ENDED              ENDED
INVESTOR C SHARES:                                                                              05/31/95#          05/31/94#
Operating performance:
Net asset value, beginning of period                                                            $   11.86          $   10.49
Net investment income/(loss)                                                                         0.02              (0.03)
Net realized and unrealized gain/(loss) on investments                                              (0.21)              1.43
Net increase/(decrease) in net assets resulting from investment operations                          (0.19)              1.40
Distributions:
Dividends from net investment income                                                                   --              (0.01)
Distributions from net realized capital gains                                                       (0.12)             (0.02)
Distributions in excess of net realized capital gains                                               (0.10)                --
Total distributions                                                                                 (0.22)             (0.03)
Net asset value, end of period                                                                  $   11.45          $   11.86
Total return++                                                                                      (1.56)%            13.21%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $     495          $     339
Ratio of operating expenses to average net assets                                                    2.03%              2.17%
Ratio of net investment income/(loss) to average net assets                                          0.17%             (0.25)%
Portfolio turnover rate                                                                                92%                39%
Ratio of operating expenses to average net assets without waivers and reimbursements                 2.04%              2.18%
Net investment income/(loss) per share without waivers and reimbursements                       $    0.02          $   (0.03)

                                                                                                 PERIOD
                                                                                                  ENDED
INVESTOR C SHARES:                                                                             05/31/93*#
Operating performance:
Net asset value, beginning of period                                                            $   10.10
Net investment income/(loss)                                                                         0.00**
Net realized and unrealized gain/(loss) on investments                                               0.48
Net increase/(decrease) in net assets resulting from investment operations                           0.48
Distributions:
Dividends from net investment income                                                                (0.07)
Distributions from net realized capital gains                                                       (0.02)
Distributions in excess of net realized capital gains                                                  --
Total distributions                                                                                 (0.09)
Net asset value, end of period                                                                  $   10.49
Total return++                                                                                       4.97%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $     200
Ratio of operating expenses to average net assets                                                    2.30%+
Ratio of net investment income/(loss) to average net assets                                          0.03%+
Portfolio turnover rate                                                                                41%
Ratio of operating expenses to average net assets without waivers and reimbursements                 2.32%+
Net investment income/(loss) per share without waivers and reimbursements                       $    0.00**

 * The Nations International Equity Fund Investor C Shares commenced operations on June 17, 1992.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

   Objectives

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: The Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.

NATIONS EQUITY INCOME FUND: The Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which NationsBank believes have favorable prospects for increasing dividend income and/or capital appreciation.

NATIONS BALANCED ASSETS FUND: The Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities and cash equivalents.

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of NationsBank, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.

NATIONS EMERGING GROWTH FUND: The Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.

NATIONS DISCIPLINED EQUITY FUND: The Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by NationsBank to have the potential for significant increases in earnings per share.

INTERNATIONAL FUNDS:

NATIONS INTERNATIONAL EQUITY FUND: The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

NATIONS EMERGING MARKETS FUND: The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).

   How Objectives Are Pursued

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a universe of approximately 800 stocks monitored by NationsBank. NationsBank closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by NationsBank to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. NationsBank also analyzes key financial ratios that measure the growth, profitability and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on NationsBank's judgment of their total return potential. NationsBank buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by NationsBank in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. NationsBank believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. NationsBank will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, NationsBank believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500 Index, a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, NationsBank believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.

To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by NationsBank. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by NationsBank. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when NationsBank believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B."

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, NationsBank will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, NationsBank will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, NationsBank believes that common stocks typically offer the best opportunity for long-term capital appreciation, and that high quality companies with above average earnings growth and return on equity offer the best growth prospects among common stocks.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet NationsBank's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with records of above-average earnings growth and above-average capital growth potential. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc.
(collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments, see "Appendix A."

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above average earnings growth relative to the Standard & Poor's 500
         Stock Index ("S&P 500 Index");
(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and
(Bullet) above average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year, and efficient response to changing market conditions, NationsBank seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by NationsBank. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and NationsBank will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, NationsBank will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that NationsBank, as investment adviser, believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for purchase by the Fund, NationsBank utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. NationsBank believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. NationsBank also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.

INTERNATIONAL FUNDS:

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that NationsBank and the Fund's sub-investment adviser believe have potential for growth of capital. The Fund also may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50 percent of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's, S&P or, if unrated, determined by NationsBank and/or the Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of those ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's instruments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund," below. When allocating investments among individual countries, NationsBank and/or the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. NationsBank and the Fund's sub-investment adviser seek to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. NationsBank and the Fund's sub-investment adviser believe that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and the Far East include Australia, Hong Kong, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by NationsBank and/or The Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in issuers that conduct their principal business activities in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund," below. When allocating investments among individual countries, NationsBank and/or the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

GENERAL: Each Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ( the "CFTC") and options thereon for market exposure risk management. The Nations Balanced Assets Fund also may engage in dollar roll transactions. Each Fund may lend its portfolio securities to qualified institutional investors. Each Fund also may invest in restricted, private placement and other illiquid securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies. Each Fund (except the Nations Balanced Assets Fund) may invest in real estate investment trust securities.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND AND NATIONS PACIFIC GROWTH FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, certain Funds present unique risks that investors should be aware of.

Investors in the Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and the Far East.

The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long-term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies.

The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries.

See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund. For other Funds' portfolio turnover rate, see "Financial Highlights." If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher costs to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

RISK CONSIDERATIONS: Although NationsBank and Nations Gartmore Investment Management ("Nations Gartmore"), the sub-investment adviser for Nations

International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund, will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.

Set forth below is certain performance data for the Pacific Ex-Japan Composite and the Emerging Markets Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite and the Emerging Markets Composite have investment objectives, policies and restrictions that are substantially similar to those of the Nations Pacific Growth Fund and Nations Emerging Markets Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Pacific Growth Fund and Nations Emerging Markets Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NATIONSBANK, NATIONS GARTMORE INVESTMENT MANAGEMENT OR THE FUNDS.

                                           Average Annual Total
                                          Return for the Periods
PACIFIC EX-JAPAN                            Indicated through
  COMPOSITE                                  March 31, 1995*

One Year                                            4.90%
Three Year                                         24.50%
Five Year                                          15.70%
Since Inception on January 1, 1988                 22.20%

Annual Total Returns*

   1988        1989        1990        1991        1992        1993        1994

  10.70%      56.10%     (1.50)%      20.30%      21.10%     106.90%     (15.10)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                           Average Annual Total
                                          Return for the Periods
EMERGING MARKETS                            Indicated through
  COMPOSITE                                  March 31, 1995*

One Year                                            (24.40)%
Since Inception on January 1, 1993                    9.60%

Annual Total Returns*

   1993        1994

  73.90%     (20.20)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                           Average Annual Total
                                          Return for the Periods
NATIONS INTERNATIONAL EQUITY                Indicated through
  FUND -- INVESTOR A SHARES                   March 31, 1995

One Year                                           (1.46%)
Since Inception on June 3, 1992                     4.39%

Annual Total Returns

   1993        1994

  26.90%      2.21%

                                           Average Annual Total
                                          Return for the Periods
Nations International Equity                Indicated through
  Fund -- Investor C Shares                   March 31, 1995

One Year                                           (2.34%)
Since Inception on June 17, 1992                    4.62%

Annual Total Returns

   1993        1994

  25.78%      1.36%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolio and the Funds' operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor A and Investor C Shares, the Funds offer Trust A, Trust B and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.

Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.
Nations Gartmore Investment Management, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994, the Gartmore Group had over $30 billion in assets under management.

Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, NationsBank (and/or Nations Gartmore) formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. NationsBank (and/or Nations Gartmore) is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank (and/or Nations Gartmore) or which have sold shares in the Funds, if NationsBank (and/or Nations Gartmore) believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; and 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily assets in excess of $250 million; and 0.90% of each of Nations International Equity Fund's and Nations Pacific Growth Fund's average daily net assets; and 1.10% of Nations Emerging Markets Fund's average daily assets.

For services provided and expenses assumed pursuant to a sub-advisory agreement, Nations Gartmore is entitled to receive from NationsBank sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's daily net assets and 0.70% of Pacific Growth Fund's daily net assets. Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.

From time to time, NationsBank (and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.05%; Nations Value Fund -- 0.74%; and Nations Balanced Assets Fund -- 0.75%. For the fiscal year ended November 30, 1994, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.21% of the Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank advisory fees at the rate of 0.40% the Nations International Equity Fund's average daily net assets and 0.68% of the Nations Equity Income Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets.

Andrew Fleming is the principal portfolio manager of the Nations Emerging Markets Fund. Mr. Fleming is Chief Investment Officer for Nations Gartmore and head of the emerging markets team. Mr. Fleming joined Gartmore in 1984 as an analyst and fund manager on the European desk. In 1986, he joined the Far East team and, in 1993, became head of the Far East desk. Mr. Fleming was then promoted to head of overseas equities. He graduated from the University of York, England.

Sharon M. Herrmann has been the principal portfolio manager for Nations Value Fund since its inception in 1989. Ms. Herrmann is a Senior Vice President and Director of the Value Equity Style Group and personally manages the core value equity funds of NationsBank's trust investment division. Ms. Herrmann has over 20 years investment experience with NationsBank. Ms. Herrmann earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research.

Philip J. Sanders, a member of the Value Equity Group, has been the principal portfolio manager for the Nations Capital Growth Fund since May of 1995. Mr. Sanders is also the Vice President and Fund Manager of the Nations Balanced Target Maturity Fund. Mr. Sanders joined NationsBank in 1988 and prior to joining NationsBank he was employed at Duke Power Company for six years where he supervised and performed various types of detailed financial analysis. He holds a B.A. in Economics from the University of Michigan and an M.B.A. from the University of North Carolina in Charlotte. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Julie L. Hale is the Vice President and Manager of the Balanced Assets Group and Co-Manager of the Equity Income Group and has been the principal portfolio manager for the Nations Balanced Assets Fund since May of 1995. Ms. Hale joined NationsBank in 1991 and was previously employed with National City Bank in Ohio and the Mercantile Safe Deposit & Trust Company in Baltimore, Maryland. She received a B.S. from Mount St. Mary's College and an M.B.A. from Kent State University. She is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Edward E. Smiley is a Senior Vice President of NationsBank and has been the principal portfolio manager for Nations Emerging Growth Fund since 1992. Mr. Smiley received his B.B.A. in Management from Southern Methodist University in 1966 and is a Chartered Financial Analyst. After serving in investment positions with Merrill Lynch and Dean Witter, Mr. Smiley joined Interfirst Investment Management as a senior portfolio manager in 1980. Mr. Smiley manages Emerging-Midcap Funds Style for NationsBank. Mr. Smiley also serves as one of the officer members on the Growth Equity Style Group. Mr. Smiley is a member of the Association for Investment Management and Research and the Dallas Association of Investment Analysts. Mr. Smiley has over 25 years of investment experience.

Steve Smith, a Senior Vice President at NationsBank, has been portfolio manager for Nations Disciplined Equity Fund since April, 1995. Mr. Smith has approximately twenty years of investment management experi-ence, the last twelve years with NationsBank and its affiliates. Mr. Smith is a Chartered Financial Analyst and a member of the Association of Investment Management and Research. Mr. Smith earned a B.S. in engineering and an M.B.A. from the University of Alabama.

Seok Teoh is the principal portfolio manager of the Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.

Stephen Watson has been the principal portfolio manager of the Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.

Eric S. Williams, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Equity Income Fund since 1991. Mr. Williams is Senior Portfolio Manager for NationsBank's investment management division's Equity Income Style Group. He has a B.S. in Business Administration, SUMMA CUM LAUDE, from East Carolina University and has an M.B.A. in Finance from Indiana University. Mr. Williams has been with NationsBank's investment management division since 1986. He is a member of the Association for Investment Management and Research and is on the Advisory Board of Indiana University's Reese Investment Fund.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank, has advised NationsBank, Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios that NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations International Equity Fund and the Nations Equity Income Fund's average daily net assets.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares of the Funds. See "Shareholder Servicing and Distribution Plans."

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund.

NationsBank of Texas, N.A. ("NationsBank of Texas" and collectively with Morgan Guaranty, the "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly
(i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it serves as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds.

TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor A or Investor C Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; cost of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings, other expenses which are not expressly assumed by NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor A and Investor C Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the relevant Board of Trustees or Board of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor A and Investor C Shares of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. In addition, as of August 31, 1995, Richard B. Boyle owned of record 25% or more of Investor C Shares of the Nations Disciplined Equity Fund and therefore could be considered a controlling person of such class for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A and Investor C Shares of Nations International Equity Fund and Nations Equity Income Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A and C Shares of Nations Emerging Markets Fund and Nations Pacific Growth Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. In addition, as of August 31, 1995, Carolyn Branan owned of record 25% or more of the Investor C Shares of the Nations Pacific Growth Fund and therefore could be considered a controlling person of such class for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor A and Investor C Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a Sales Support Agreement with Stephens (also "Selling Agents").

Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NationsBanc Advisors, Inc. (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NationsBanc Advisors, Inc. to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.

There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 for Individual Retirement Account ("IRA") investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Account ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor Shares are purchased at net asset value per share plus any applicable sales charge described below. Purchases may be effected on days on which the New

York Stock Exchange (the "Exchange") is open for business (a "Business Day").

With respect to Investor A Shares, the Servicing Agents have entered into Servicing Agreements with Nations Fund under which they will provide various shareholder services to their customers ("Customers") who own Investor A Shares. With respect to Investor C Shares, the Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their Customers who own Investor C Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into Servicing Agreements with Nations Fund (also "Servicing Agents") will provide various shareholder services for their Customers who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.

TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR A SHARES OR INVESTOR C SHARES:
Before purchasing Investor A Shares or Investor C Shares, investors should consider whether, during the anticipated life of their investment in the Funds, the initial sales charge, accumulated distribution and shareholder servicing fee and potential CDSC (if applicable) on Investor A Shares would be less than the accumulated shareholder servicing and distribution fees and potential CDSC on Investor C Shares. Over time, the cumulative expense of the annual shareholder servicing and distribution fees on the Investor C Shares may equal or exceed the initial sales charge and combined distribution and servicing fee applicable to Investor A Shares.

Because holders of Investor A Shares are subject to a lower fee for distribution and shareholder services, they can be expected to earn correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Funds than purchasers of Investor C Shares. Any positive investment return on the additional invested amount for Investor C Shares, however, would be partially or wholly offset by the expected higher annual expenses borne by Investor C Shares.

   Sales Charges

The public offering price of Investor A Shares in the Funds is the sum of the net asset value per share of the shares being purchased plus any applicable sales charge. No sales charge will be assessed on the reinvestment of dividends or other distributions.

INVESTOR A SHARES: The following schedule of sales charges will be assessed on purchases of Investor A Shares of the Funds.
                                                                 Dealers'
                                Total Sales Charge              Reallowance
                           As a % of          As a % of          As a % of
                           Offering           Net Asset          Offering
                             Price              Value              Price
Amount of Transaction      Per Share          Per Share          Per Share
Less than $50,000               5.75               6.10               5.00
$50,000 but less than
  $100,000                      4.50               4.71               3.75
$100,000 but less
  than $250,000                 3.50               3.63               2.75
$250,000 but less
  than $500,000                 2.50               2.56               2.00
$500,000 but less
  than $1,000,000               2.00               2.04               1.75
$1,000,000 and over             0.00*              0.00*              1.00**

 * Subject to certain waivers specified below, Investor A Shares that are purchased in amounts of $1 million or more and certain other Investor A Shares that are purchased at net asset value will be subject to a CDSC of 1.00% if redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter.
** 1.00% on first $2,500,000, plus 0.50% on the next $2,500,000, plus 0.25% on amounts over $5,000,000. Stephens will pay the Dealers' Reallowance in connection with the purchase of shares in amounts of $1 million or more, for which it may be reimbursed out of the CDSC if such shares are redeemed within two years of purchase.

The Dealers' Reallowance, which may be changed from time to time, is paid to Agents. If substantially all sales charges are paid or reallowed to a broker/dealer or financial institution, it may be deemed an "underwriter" under the Securities Act of 1933, as amended.

INVESTOR C SHARES: The Funds do not impose a sales charge on Investor C Shares. However, investors may be subject to a CDSC of 1.00% if Investor C Shares of the Funds are redeemed within one year of purchase.

In addition to amounts paid to Agents as a dealer concession out of the sales charge paid by investors, if any, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plans adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

REDUCED SALES CHARGE: AN INVESTOR MAY BE ENTITLED TO REDUCED SALES CHARGES ON INVESTOR A SHARES THROUGH RIGHTS OF ACCUMULATION, A LETTER OF INTENT, OR QUANTITY DISCOUNTS.

To qualify for a reduced sales charge, an investor must notify the Agent through which the Investor A Shares are purchased, which in turn must notify Stephens or the Transfer Agent at the time of purchase. Reduced sales charges may be modified or terminated at any time. Investors are responsible for providing evidence sufficient to establish that they are eligible for any reduction in sales charges.

RIGHTS OF ACCUMULATION: An investor who has previously purchased Investor A, Investor C or Investor N Shares in Nations Fund Family's non-money market funds may aggregate investments in such shares with current purchases to determine the applicable sales charge for current purchases. An investor's aggregate investment in Investor A, Investor C and Investor N Shares in Nations Fund Family's non-money market funds is the total value (based on the higher of current net asset value or the public offering price originally paid) of: (a) current purchases, and (b) Investor A, Investor C and Investor N Shares that are already beneficially owned by the investor.

LETTER OF INTENT: If an investor intends to purchase over a period of 13 months at least $50,000 of Investor A Shares of any one or more non-money market funds of the Nations Fund Family, the sales charge may be reduced by completing the Letter of Intent portion of the Account Application. The Letter of Intent allows a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the Custodian will hold in escrow (as determined by the Transfer Agent) the difference between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of the investment which is based on the amount covered by the Letter of Intent. The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased. In order to qualify for a Letter of Intent, the investor will be required to make a minimum purchase of at least $50,000.

A Letter of Intent will not obligate the investor to purchase Investor A Shares of any non-money market fund of the Nations Fund Family, but if he or she does, each purchase of shares of a non-money market fund of the Nations Fund Family made during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchase made within the past 90 days.

QUANTITY DISCOUNTS: As shown in the table under "Sales Charges," larger purchases may reduce the sales charge paid on Investor A Shares. Purchases of Investor A Shares in the non-money market funds of the Nations Fund Family that are made on the same day by the investor, his/her spouse, and his/her children under age 21 will be combined when calculating the sales charge. For the purpose of calculating the Amount of Transaction, certain distributions or payments from certain qualified plans are permitted to aggregate plan participant's investments.

PURCHASES OF SHARES AT NET ASSET VALUE: Full-time employees and retired employees of NationsBank Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of such persons may purchase Investor A Shares in the Funds at net asset value. Individuals receiving a distribution from a NationsBank trust account may use the proceeds of such distribution to purchase Investor A Shares of the Funds at net asset value, provided that the proceeds are transferred directly to an account established for the investor at the Transfer Agent and invested in the Funds within 90 days (or following investment in a money market fund of the Nations Fund Family for a period not exceeding one year). Nations Fund's Trustees and Directors also may purchase Investor A Shares at net asset value. Registered broker/dealers that have entered into a Nations Fund dealer agreement with Stephens may purchase Investor A Shares at net asset value for their investment account only. Registered personnel and employees of such broker/dealers also may purchase Investor A Shares at net asset value in accordance with the internal policies and procedures of the employing broker/dealer provided such purchases are made for their own investment purposes and such shares must not be resold except through redemption or repurchase by or on behalf of Nations Fund. Employees of the Transfer Agent may purchase Investor A Shares of the Funds at net asset value. In addition, former shareholders of Class B Shares of the Special Equity Portfolio of The Capitol Mutual Funds who held such shares as of January 31, 1994 or received Investor A Shares of Nations Disciplined Equity Fund in connection with the reorganization of the Special Equity Portfolio into Nations Disciplined Equity Fund may purchase Investor A Shares of Nations Disciplined Equity Fund at net asset value. Similarly, former shareholders of Class B Shares of the Equity Portfolio of The Capitol Mutual Funds who held such shares on January 31, 1994 or received Investor A Shares of Nations Value Fund in connection with the reorganization of the Equity Portfolio into the Nations Value Fund may purchase Investor A Shares of Nations Value Fund at net asset value.

In addition, individuals purchasing Investor A Shares through the Nations Fund Personal Investment Planner may purchase such shares at net asset value. The Nations Fund Personal Investment Planner is a managed agency/asset allocation account offered by NationsBanc Advisors, Inc. designed for exclusive investment in shares of Nations Fund. Any Investor A Shares purchased at net asset value through the Personal Investment Planner will be subject to a CDSC of 1.00% if redeemed within one year of purchase, declining to 0.50% if redeemed in the second year after purchase and eliminated thereafter (except for retirement plans). See "How to Redeem Shares."

Investor A Shares also may be purchased at net asset value by (i) pension, profit sharing or other employee benefit plans established under Section 401 or
Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or
(ii) employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code, provided that, in either case, the plan (a) has at least $250,000 invested in Investor A Shares of the Nations Fund non-money market funds, (b) has signed a letter of intent indicating that the plan intends to purchase at least $250,000 of Investor A Shares of the Nations Fund non-money market funds, or (c) is an employer-sponsored plan with at least 25 eligible participants (a "Qualified Plan"). Stephens may pay Agents or other financial service firms up to 1.00% of the net asset value of Investor A Shares purchased without a sales charge through the Personal Investment Planner or a Qualified Plan, for which it may be reimbursed out of any CDSC.

Investor A Shares in a Fund may be purchased at net asset value, without any sales charge, by persons who have redeemed Investor A Shares of the same Fund within the previous 120 days. In addition, within 120 after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege. In order to exercise this privilege, a written order for the purchase of Investor Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

Investor A Shares may be purchased at net asset value, without a sales charge, to the extent such a purchase, which must be at least $1,000, is paid for with the proceeds from the redemption of shares of a nonaffiliated mutual fund. A qualifying purchase of Investor A Shares must occur within 45 days of the prior redemption and Nations Fund must receive a copy of the confirmation of the redemption transaction. Stephens may compensate dealers in connection with such purchases. This privilege may be revoked at any time.

Nations Fund may terminate any waiver of or reduction in the sales charge by providing notice in the Fund's Prospectus, but any such termination would only affect future purchases of shares. For more information about reduced sales charges, contact an Agent or Stephens.

   Shareholder Servicing And Distribution Plans

INVESTOR A SHARES: The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Funds to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Aggregate payments under the Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Funds.

The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.

Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAIs for more details on the Investor A Plan.

INVESTOR C SHARES: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Distribution Plan with respect to Investor C Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor C Shares. Payments under the Investor C Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees and Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor C Shares.

The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.

The Trustees and Directors also have approved a shareholder servicing plan ("Servicing Plan") for the Funds which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor Shares, as described below, there is no redemption charge.

Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that are purchased in amounts of $1 million or more and certain other Investor A Shares that are purchased at net asset value will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. See "Sales Charges -- Purchases of Shares at Net Asset Value." In addition, subject to certain waivers, Investor C Shares of the Funds that are redeemed within one year of the date of purchase will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.

Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

The CDSC will be waived on redemptions of Investor A and Investor C Shares (i) following the death or disability (as defined in the Code) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code,
(iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A and Investor C Shares in the account. Furthermore, any CDSC that otherwise would apply to Investor A Shares will be waived upon the redemption of shares purchased by persons described in the section "Sales Charges -- Purchases of Shares at Net Asset Value" in this Prospectus, except for Nations Fund Personal Investment Planner purchasers in non-retirement accounts. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Funds' Prospectus, but any such termination would affect only shares purchased after such termination.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A and Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A and Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Fund at any time.

   How To Exchange Shares

The exchange feature enables a shareholder of Investor A Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by any other fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. In addition, except as described below, the exchange feature enables a shareholder of Investor C Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by another non-money market fund of Nations Fund or Investor D Shares of any money market fund offered by Nations Fund when he or she believes that a shift between funds is an appropriate investment decision. However, Investor C Shares of the Funds may not be exchanged for Investor C Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund until one year after purchase. For purposes of determining whether one year has elapsed since the date of purchase, all purchases made during a month will be aggregated and deemed to have been made on the last day of the month. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.

No CDSC will be imposed in connection with an exchange of Investor Shares that meets the requirements discussed in this section. If Investor A Shares of a Fund are exchanged for shares of the same class of another fund, any CDSC applicable to the shares exchanged will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of the Fund.

If a shareholder acquires Investor C Shares of a non-money market fund through an exchange, the CDSC applicable to that current fund will be applied to any redemption of the acquired shares. However, if a shareholder acquires Investor D Shares of a money market fund through an exchange of Investor C Shares, the CDSC schedule applicable to the exchanged Investor C Shares will be applied on any redemption of the acquired Investor D Shares. Notwithstanding the foregoing, if a shareholder redeems shares acquired through an exchange, the shareholder will be subject to the highest CDSC schedule applicable to any shares that were exchanged within 30 days prior to the redemption. Additionally, when an investor exchanges Investor C Shares of a Fund for shares of another fund, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares.

Shareholders who have paid a front-end sales charge on purchases of Investor A Shares of one of Nations Fund's non-money market funds (including Investor A Shares acquired through the reinvestment of dividends and distributions on such shares) may exchange those Investor A Shares at net asset value without any sales charge for Investor Shares available under the exchange feature described above, provided that the maximum sales charge applicable to the acquired Investor A Shares is equal to or less than the "maximum sales charge applicable" to the Investor A Shares being exchanged. For purposes of determining the "maximum sales charge applicable" to the Investor A Shares being exchanged, a shareholder may include any sales charge paid on shares of the same class offered by one of Nations Fund's other funds that were previously exchanged to acquire the subject Investor A Shares then being exchanged, provided that notification of such prior exchange is made to the Transfer Agent or Stephens.

If the Investor A Shares being acquired are subject to a higher maximum front-end sales charge than the Investor A Shares being exchanged, then the shareholder must pay a "sales charge differential," which is the difference between the maximum front-end sales charge applicable to those Investor A Shares being exchanged and those being acquired. However, a shareholder would not have to pay a sales charge differential to the extent such shareholder is eligible for a reduced or waived sales charge on the Investor A Shares being acquired. In addition, a shareholder of Investor A Shares of a non-money market fund would not have to pay a sales charge differential upon an exchange if the shareholder has owned such shares for at least 90 days.

AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature (AEF) a shareholder may automatically exchange at least $25 on a bi-monthly, monthly or quarterly basis. Shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th and/or 30th day of the applicable. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, please contact your selling agent.

GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor Shares exchanged must have a current value of at least $1,000 (except for exchange through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by call-ing his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: The Funds distribute any net investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Investor Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor Shares will be reduced by the amount of any dividend or distribution. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves the Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.)

Corporate investors in the Funds (except Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund) may be entitled to the dividends received deduction on all or a portion of such Funds' dividends. Corporate shareholders of the Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of each of Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each of those Funds will consist of securities of foreign issuers, and therefore each of those Funds may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage backed securities, see the related SAI.

Non-mortgage asset backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank and/or Nations Gartmore at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objections Are Pursued" the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Nations International Equity Fund, the Nations Emerging Markets Fund and/or the Nations Pacific Growth Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when NationsBank and the Fund's sub-adviser believe that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. NationsBank and the Fund's sub-adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: To the extent provided under "How Objectives Are Pursued" the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If NationsBank or Nations Gartmore incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank or Nations Gartmore, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank and/or Nations Gartmore expect to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, NationsBank will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. NationsBank will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumen-talities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

                         NATIONS FUND PORTFOLIOS, INC.
                       Supplement dated December 20, 1995
                     to Prospectus dated September 30, 1995
                              FINANCIAL HIGHLIGHTS
                                  (Unaudited)
       The Prospectus for the Investor A Shares of the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund is hereby supplemented as follows:

                                                          Nations            Nations          Nations
                                                      Emerging Markets    Pacific Growth    Global Govt.
                                                            Fund               Fund         Income Fund
                                                        Period Ended       Period Ended     Period Ended
                                                         9/30/95*#          9/30/95*#         9/30/95*
For a Share Outstanding Throughout the Period
Net asset value, beginning of period...............       $  10.00           $  10.00         $  10.00
Net investment income/(loss)##.....................          (0.01)             (0.00)**          0.12
Net realized and unrealized gain/(loss) on
  investments......................................          (0.12)             (0.30)            0.04
Net increase/(decrease) in net assets resulting
  from investment operations.......................          (0.13)             (0.30)            0.16
Distributions:
  Dividends from net investment income.............            N/A                N/A            (0.12)
  Total Distributions..............................            N/A                N/A            (0.12)
Net asset value, end of period.....................       $   9.87           $   9.70         $  10.04
Total return++.....................................          (1.30)%            (3.00)%           1.63%
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's).............       $     57           $    161         $     23
  Ratio of operating expenses to average net
     assets........................................           2.15%+             1.95%+           1.55%+
  Ratio of net investment income/(loss) to average
     net assets....................................          (0.28)%+           (0.10)%+          5.36%+
  Portfolio turnover rate..........................             10%                 3%             104%

 * The Fund's Investor A Shares commenced operations on June 30, 1995.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

                         NATIONS FUND PORTFOLIOS, INC.
                       Supplement dated December 20, 1995
                     to Prospectus dated September 30, 1995
                              FINANCIAL HIGHLIGHTS
                                  (Unaudited)
       The Prospectus for the Investor C Shares of the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund is hereby supplemented as follows:

                                                          Nations            Nations          Nations
                                                      Emerging Markets    Pacific Growth    Global Govt.
                                                            Fund               Fund         Income Fund
                                                        Period Ended       Period Ended     Period Ended
                                                         9/30/95*#          9/30/95*#         9/30/95*
For a Share Outstanding Throughout the Period
Net asset value, beginning of period...............       $  10.00           $  10.00         $  10.00
Net investment income/(loss)##.....................          (0.02)             (0.02)            0.10
Net realized and unrealized gain/(loss) on
  investments......................................          (0.13)             (0.30)            0.04
Net increase/(decrease) in net assets resulting
  from investment operations.......................          (0.15)             (0.32)            0.14
Distributions:
  Dividends from net investment income.............            N/A                N/A            (0.10)
  Total Distributions..............................            N/A                N/A            (0.10)
Net asset value, end of period.....................       $   9.85           $   9.68         $  10.04
Total return++.....................................          (1.50)%            (3.20)%           1.46%
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's).............       $     10           $     46         $      9
  Ratio of operating expenses to average net
     assets........................................           2.90%+             2.70%+           2.30%+
  Ratio of net investment income/(loss) to average
     net assets....................................          (1.03)%+           (0.85)%+          4.61%+
  Portfolio turnover rate..........................             10%                 3%             104%

 * The Fund's Investor C Shares commenced operations on June 30, 1995.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

Prospectus

                                      INVESTOR A AND
                                   INVESTOR C SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the NATIONS SHORT-TERM
INCOME FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT
FUND, NATIONS GOVERNMENT SECURITIES FUND, NATIONS
STRATEGIC FIXED INCOME FUND, NATIONS DIVERSIFIED
INCOME FUND AND NATIONS GLOBAL GOVERNMENT INCOME
FUND (the "Funds") of the Nations Fund Family
("Nations Fund" or "Nations Fund Family"). This
Prospectus describes two classes of shares of the Funds -- Investor A Shares and Investor C Shares.

This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor A and Investor C Shares ("Investor Shares") should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund
Trust, Nation Fund, Inc. and Nations Fund
Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional Information
(the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust,
Nations Fund, Inc. and Nations Portfolios, dated
September 30, 1995, September 30, 1995 and July 1,
1995, respectively, are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    Nations Short-Term Income
                                                    Fund

                                                    Nations Short-Intermediate
                                                    Government Fund

                                                    Nations Government
                                                    Securities Fund

                                                    Nations Strategic Fixed
                                                    Income Fund

                                                    Nations Diversified Income
                                                    Fund

                                                    Nations Global Government
                                                    Income Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    NATIONS
                                                       FUND

BONDPAC

                                                                 About The Funds

                            Table  Of  Contents

                            Expenses Summary                                   3

                            Financial Highlights                               5

                            Objectives                                        10

                            How Objectives Are Pursued                        11

                            How Performance is Shown                          16

                            How the Funds are Managed                         17

                            Organization and History                          19

                            How to Buy Shares                                 21

                                                           About Your Investment

                            Sales Charges                                     23

                            Shareholder Servicing and Distribution Plans      26

                            How to Redeem Shares                              27

                            How to Exchange Shares                            29

                            How the Funds Value Their Shares                  30

                            How Dividends and Distributions are Made; Tax Information 31

                            Appendix A -- Portfolio Securities                32

                            Appendix B -- Description of Ratings              39


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
                            BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor A and Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor A or Investor C Shares of the indicated Fund over specified periods.

INVESTOR A SHARES

                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
SHAREHOLDER TRANSACTION EXPENSES                Income Fund        Government Fund      Securities Fund     Fixed Income Fund

Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                 1.50%                3.25%                4.75%                3.25%
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)1             1.00%                1.00%                1.00%                1.00%

                                                                   Nations Global
                                            Nations Diversified   Government Income
SHAREHOLDER TRANSACTION EXPENSES                Income Fund             Fund
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                 4.75%                4.75%
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)1             1.00%                1.00%

ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average
  net assets)

Management Fees2                                       .30%                 .40%                 .50%                 .50%
Rule 12b-1 Fees (including shareholder
  servicing fees)2                                     .20%3                .20%                 .25%                 .20%
Other Expenses                                         .22%                 .18%                 .39%                 .16%
Total Operating Expenses2                              .72%                 .78%                1.05%                 .86%

Management Fees2                                       .50%                 .70%
Rule 12b-1 Fees (including shareholder
  servicing fees)2                                     .25%                 .25%
Other Expenses                                         .32%                 .60%
Total Operating Expenses2                             1.07%                1.55%

1 Certain Investor A Shares that are purchased at net asset value are subject to a Deferred Sales Charge if redeemed within two years of purchase. See "Sales Charges."
2 After any waivers and reimbursements.
3 Shareholder servicing fees for Nations Short-Term Income Fund are paid pursuant to a separate Shareholder Servicing Plan. See "Shareholder Servicing and Distribution Plans."

INVESTOR C SHARES

                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
SHAREHOLDER TRANSACTION EXPENSES                Income Fund        Government Fund      Securities Fund     Fixed Income Fund

Sales Load Imposed on Purchases                    None                 None                 None                 None
Deferred Sales Charge (as a percentage of
  the lower of the original purchase price
  or redemption proceeds)1                         None                    1.00%                1.00%                1.00%

                                                                   Nations Global
                                            Nations Diversified   Government Income
SHAREHOLDER TRANSACTION EXPENSES                Income Fund             Fund
Sales Load Imposed on Purchases                    None                 None
Deferred Sales Charge (as a percentage of
  the lower of the original purchase price
  or redemption proceeds)1                            1.00%                1.00%

ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average
  net assets)

Management Fees2                                       .30%                 .40%                 .50%                 .50%
Rule 12b-1 Fees2                                       .35%                 .50%                 .75%                 .50%
Shareholder Servicing Fees2                            .00%                 .00%                 .00%                 .00%
Other Expenses                                         .22%                 .18%                 .30%                 .16%
Total Operating Expenses2                              .87%                1.08%                1.55%                1.16%

Management Fees2                                       .50%                 .70%
Rule 12b-1 Fees2                                       .75%                 .75%
Shareholder Servicing Fees2                            .00%                 .25%
Other Expenses                                         .32%                 .60%
Total Operating Expenses2                             1.57%                2.30%

1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of the date of purchase.
2 After any waivers and reimbursements.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
                                                Income Fund        Government Fund      Securities Fund     Fixed Income Fund

1 Year                                           $      22            $      40            $      58            $      41
3 Years                                          $      38            $      57            $      79            $      59
5 Years                                          $      54            $      74            $     103            $      79
10 Years                                         $     103            $     126            $     170            $     135

                                                                   Nations Global
                                            Nations Diversified   Government Income
                                                Income Fund             Fund
1 Year                                           $      58            $      63
3 Years                                          $      80            $      94
5 Years                                          $     104                  N/A
10 Years                                         $     172                  N/A

You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
                                                Income Fund        Government Fund      Securities Fund     Fixed Income Fund

1 Year                                           $       9            $      21            $      26            $      22
3 Years                                          $      28            $      34            $      49            $      37
5 Years                                          $      48            $      60            $      84            $      64
10 Years                                         $     107            $     132            $     185            $     141

                                                                   Nations Global
                                            Nations Diversified   Government Income
                                                Income Fund             Fund
1 Year                                           $      26            $      33
3 Years                                          $      50            $      72
5 Years                                          $      86                  N/A
10 Years                                         $     187                  N/A

You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming a 5% annual return but no redemption.

                                              Nations Short-
                                               Intermediate      Nations Government    Nations Strategic   Nations Diversified
                                              Government Fund      Securities Fund     Fixed Income Fund       Income Fund

1 Year                                           $      11            $      16            $      12            $      16
3 Years                                          $      34            $      49            $      37            $      50
5 Years                                          $      60            $      84            $      64            $      86
10 Years                                         $     132            $     185            $     141            $     187

                                              Nations Global
                                             Government Income
                                                   Fund
1 Year                                           $      23
3 Years                                          $      72
5 Years                                                N/A
10 Years                                               N/A

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A and Investor C Shares of the Funds will bear either directly or indirectly. Except for the Nations Global Government Income Fund which fees and expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fees waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing and Distribution Plans."

Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would have been as follows: Nations Short-Term Income Fund -- .60%, .50% and 1.32%, respectively; Nations Short-Intermediate Government Fund -- .60%, .25% and 1.03%, respectively; Nations Government Securities Fund -- .64%, .25% and 1.19%, respectively; Nations Strategic Fixed Income Fund -- .60%, .25% and 1.01%, respectively; Nations Diversified Income Fund -- .60%, .25% and 1.17%, respectively; and Nations Global Government Income Fund -- .70%, .25% and 1.55%, respectively. Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees," "Shareholder Servicing Fees" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Short-Term Income Fund -- .60%, .75%, .25% and 1.82%, respectively; Nations Short-Intermediate Government Fund -- .60%, .75%, .25% and 1.78%, respectively; Nations Government Securities Fund -- .64%, .75%, .25% and 1.94%, respectively; Nations Strategic Fixed Income Fund -- .60%, .75%, .25% and 1.76%, respectively; Nations Diversified Income Fund -- .60%, .75%, .25% and 1.92%, respectively; and Nations Global Government Income Fund -- .70%, .75%, .25% and 2.30%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Financial information is not available for Nations Portfolios because it is a new Registrant. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR A SHARES                                                        (UNAUDITED)#         11/30/94#          11/30/93
Operating performance:
Net asset value, beginning of period                                            9.48          $   10.01          $    9.75
Net investment income                                                           0.30               0.48               0.51
Net realized and unrealized gain/(loss) on investments                          0.28              (0.51)              0.26
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.58              (0.03)              0.77
Distributions:
Dividends from net investment income                                           (0.30)             (0.46)             (0.51)
Distributions in excess of net investment income                                  --              (0.02)                --
Distributions from capital                                                        --              (0.02)                --
Total distributions                                                            (0.30)             (0.50)             (0.51)
Net asset value, end of period                                             $    9.76          $    9.48          $   10.01
Total return++                                                                  6.17%             (0.33)%             8.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $   2,510          $   2,490          $  11,205
Ratio of operating expenses to average net assets                               0.71%+             0.71%              0.57%
Ratio of net investment income to average net assets                            6.15%+             5.02%              5.07%
Portfolio turnover rate                                                          145%               293%               121%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 1.06%+             1.03%              0.99%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.28          $    0.45          $    0.48


                                                                             PERIOD
                                                                             ENDED
INVESTOR A SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $   10.00
Net investment income                                                         0.08
Net realized and unrealized gain/(loss) on investments                       (0.26)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.18)
Distributions:
Dividends from net investment income                                         (0.07)
Distributions in excess of net investment income                                --
Distributions from capital                                                      --
Total distributions                                                          (0.07)
Net asset value, end of period                                           $    9.75
Total return++                                                               (1.81)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $     254
Ratio of operating expenses to average net assets                             0.45%+
Ratio of net investment income to average net assets                          5.39%+
Portfolio turnover rate                                                         45%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.05%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.07

  * The Nations Short-Term Income Fund Investor A Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND

                                                                          SIX MONTHS            YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                         (UNAUDITED)         11/30/94#          11/30/93
Operating performance:
Net asset value, beginning of period                                       $    9.48          $   10.01          $    9.75
Net investment income                                                           0.28               0.46               0.48
Net realized and unrealized gain/(loss) on investments                          0.28              (0.51)              0.26
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.56              (0.05)              0.74
Distributions:
Dividends from net investment income                                            0.28%             (0.44)             (0.48)
Distributions in excess of net investment income                                  --              (0.02)                --
Distributions from capital                                                        --              (0.02)                --
Total distributions                                                            (0.28)             (0.48)             (0.48)
Net asset value, end of period                                             $    9.76          $    9.48          $   10.01
Total return++                                                                  6.05%             (0.51)%             7.73%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $   6,964          $   8,102          $  19,851
Ratio of operating expenses to average net assets                               0.86%+             0.89%              0.87%
Ratio of net investment income to average net assets                            6.00%+             4.84%              4.77%
Portfolio turnover rate                                                          145%               293%               121%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 1.21%+             1.21%              1.29%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.26          $    0.43          $    0.45

                                                                             PERIOD
                                                                             ENDED
INVESTOR C SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $   10.00
Net investment income                                                         0.08
Net realized and unrealized gain/(loss) on investments                       (0.26)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.18)
Distributions:
Dividends from net investment income                                         (0.07)
Distributions in excess of net investment income                                --
Distributions from capital                                                      --
Total distributions                                                          (0.07)
Net asset value, end of period                                           $    9.75
Total return++                                                               (1.82)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $   6,747
Ratio of operating expenses to average net assets                             0.80%+
Ratio of net investment income to average net assets                          5.04%+
Portfolio turnover rate                                                         45%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.40%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.07

  * The Nations Short-Term Income Fund Investor C Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                 SIX MONTHS ENDED          YEAR                YEAR                YEAR
                                                     05/31/95             ENDED               ENDED               ENDED
INVESTOR A SHARES                                  (UNAUDITED)           11/30/94            11/30/93            11/30/92

Operating performance:
Net asset value, beginning of period               $     3.93          $     4.28          $     4.16         $     4.17
Net investment income                                    0.12                0.22                0.22               0.27
Net realized and unrealized gain/(loss) on
  investments                                            0.16               (0.33)               0.14              (0.01)
Net increase/(decrease) in net assets
  resulting from investment operations                   0.28               (0.11)               0.36               0.26
Distributions:
Dividends from net investment income                    (0.12)              (0.22)              (0.22)             (0.27)
Distributions in excess of net investment
  income                                                   --               (0.00)#                --                 --
Distributions from net realized capital gains              --               (0.02)              (0.02)                --
Total distributions                                     (0.12)              (0.24)              (0.24)             (0.27)
Net asset value, end of period                     $     4.09          $     3.93          $     4.28         $     4.16
Total return++                                           7.14%              (2.41)%              8.85%              6.61%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)               $   64,634          $   77,128          $  173,449         $  188,624
Ratio of operating expenses to average net
  assets                                                 0.78%+              0.77%               0.70%              0.48%
Ratio of net investment income to average net
  assets                                                 5.87%+              5.58%               5.25%              6.34%
Portfolio turnover rate                                   130%                133%                 92%                25%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                         0.99%+
0.98%               0.94%              0.88%
Net investment income per share before fee
  waivers and/or expense reimbursements            $     0.11          $     0.21          $     0.21         $     0.25

                                                      PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/91*
Operating performance:
Net asset value, beginning of period              $    4.00##
Net investment income                                  0.10
Net realized and unrealized gain/(loss) on
  investments                                          0.17
Net increase/(decrease) in net assets
  resulting from investment operations                 0.27
Distributions:
Dividends from net investment income                  (0.10)
Distributions in excess of net investment
  income                                                 --
Distributions from net realized capital gains            --
Total distributions                                   (0.10)
Net asset value, end of period                    $    4.17
Total return++                                         6.81%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)              $  55,874
Ratio of operating expenses to average net
  assets                                               0.08%+
Ratio of net investment income to average net
  assets                                               7.21%+
Portfolio turnover rate                                  11%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                       0.82%+
Net investment income per share before fee
  waivers and/or expense reimbursements           $    0.00

  * The Nations Short-Intermediate Government Fund Investor A Shares commenced operations on August 5, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
 # Value represents less than $0.01 per share.
## The Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                  SIX MONTHS ENDED          YEAR                YEAR
                                                                      05/31/95             ENDED               ENDED
INVESTOR C SHARES                                                   (UNAUDITED)           11/30/94            11/30/93

Operating performance:
Net asset value, beginning of period                                $     3.93          $     4.28          $     4.16
Net investment income                                                     0.11                0.20                0.20
Net realized and unrealized gain/(loss) on investments                    0.16               (0.33)               0.14
Net increase/(decrease) in net assets resulting from investment
  operations                                                              0.27               (0.13)               0.34
Distributions:
Dividends from net investment income                                     (0.11)              (0.20)              (0.20)
Distributions in excess of net investment income                            --               (0.00)#                --
Distributions from net realized capital gains                               --               (0.02)              (0.02)
Total distributions                                                      (0.11)              (0.22)              (0.22)
Net asset value, end of period                                      $     4.09          $     3.93          $     4.28
Total return++                                                            6.98%              (2.80)%              8.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $   13,742          $   16,725          $   31,440
Ratio of operating expenses to average net assets                         1.08%+              1.17%               1.30%
Ratio of net investment income to average net assets                      5.57%+              5.18%               4.65%
Portfolio turnover rate                                                    130%                133%                 92%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                   1.29%+              1.38%               1.54%
Net investment income per share before fee waivers and/or
  expense reimbursements                                            $     0.10          $     0.19          $     0.19

                                                                       PERIOD
                                                                       ENDED
INVESTOR C SHARES                                                    11/30/92*
Operating performance:
Net asset value, beginning of period                               $    4.19
Net investment income                                                   0.10
Net realized and unrealized gain/(loss) on investments                 (0.03)
Net increase/(decrease) in net assets resulting from investment
  operations                                                            0.07
Distributions:
Dividends from net investment income                                   (0.10)
Distributions in excess of net investment income                          --
Distributions from net realized capital gains                             --
Total distributions                                                    (0.10)
Net asset value, end of period                                     $    4.16
Total return++                                                          1.64%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $  24,352
Ratio of operating expenses to average net assets                       1.18%+
Ratio of net investment income to average net assets                    4.80%+
Portfolio turnover rate                                                   25%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                 1.44%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                           $    0.09

  * The Nations Short-Intermediate Government Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Value represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS GOVERNMENT SECURITIES FUND

                                                       YEAR
YEAR                YEAR                YEAR
                                                      ENDED               ENDED               ENDED                ENDED
INVESTOR A SHARES                                   05/31/95#            05/31/94           05/31/93#            05/31/92

Operating performance:
Net asset value, beginning of period               $    9.80            $   10.46         $   10.36            $   10.05
Net investment income                                   0.61                 0.62              0.66                 0.71
Net realized and unrealized gain/(loss) on
  investments                                           0.06                (0.61)             0.16                 0.38
Net increase/(decrease) in net assets
  resulting from investment operations                  0.67                 0.01              0.82                 1.09
Distributions:
Dividends from net investment income                   (0.57)               (0.56)            (0.68)               (0.75)
Dividends in excess of net investment income              --                (0.02)               --                   --
Distributions in excess of net realized
  capital gains                                           --                (0.05)            (0.04)               (0.03)
Distributions from capital                             (0.04)               (0.04)               --                   --
Total distributions                                    (0.61)               (0.67)            (0.72)               (0.78)
Net asset value, end of period                     $    9.86            $    9.80         $   10.46            $   10.36
Total return++                                          7.29%               (0.11)%            8.18%               11.18%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (000's)                  $  10,928            $  14,044         $  15,354            $   3,326
Ratio of operating expenses to average net
  assets                                                1.01%                0.90%             1.00%                1.31%
Ratio of net investment income to average net
  assets                                                6.44%                5.91%             6.52%                6.90%
Portfolio turnover rate                                  413%                  56%              103%                 130%
Ratio of operating expenses to average net
  assets without waivers and reimbursements             1.19%                1.11%             1.15%                1.97%
Net investment income per share without
  waivers and reimbursements                       $    0.59            $    0.59         $    0.55            $    0.07

                                                      PERIOD
                                                       ENDED
INVESTOR A SHARES                                    05/31/91*
Operating performance:
Net asset value, beginning of period               $   10.01
Net investment income                                   0.09
Net realized and unrealized gain/(loss) on
  investments                                           0.02
Net increase/(decrease) in net assets
  resulting from investment operations                  0.11
Distributions:
Dividends from net investment income                   (0.07)
Dividends in excess of net investment income              --
Distributions in excess of net realized
  capital gains                                           --
Distributions from capital                                --
Total distributions                                    (0.07)
Net asset value, end of period                     $   10.05
Total return++                                          1.07%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (000's)                  $     661
Ratio of operating expenses to average net
  assets                                                1.35%+
Ratio of net investment income to average net
  assets                                                7.22%+
Portfolio turnover rate                                    5%
Ratio of operating expenses to average net
  assets without waivers and reimbursements             1.94%+++
Net investment income per share without
  waivers and reimbursements                       $    0.08+++

  * The Nations Government Securities Fund Investor A Shares commenced operations on April 17, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.
  # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not acccord with the results of operations.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND

                                                                                          YEAR                 YEAR
                                                                                          ENDED                ENDED
INVESTOR C SHARES                                                                       05/31/95#            05/31/94

Operating performance:
Net asset value, beginning of period                                                   $    9.80             $   10.46
Net investment income                                                                       0.57                  0.55
Net realized and unrealized gain/(loss) on investments                                      0.06                 (0.61)
Net increase/(decrease) in net assets resulting from investment operations                  0.63                 (0.06)
Distributions:
Dividends from net investment income                                                       (0.53)                (0.50)
Dividends in excess of net investment income                                                  --                 (0.01)
Distributions in excess of net realized capital gains                                         --                 (0.05)
Distributions from capital                                                                 (0.04)                (0.04)
Total distributions                                                                        (0.57)                (0.60)
Net asset value, end of period                                                         $    9.86             $    9.80
Total return++                                                                              6.76%                (0.69)%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                      $   2,945             $   5,265
Ratio of operating expenses to average net assets                                           1.51%                 1.48%
Ratio of net investment income to average net assets                                        5.94%                 5.33%
Portfolio turnover rate                                                                      413%                   56%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                            1.69%                 1.69%
Net investment income per share without waivers and reimbursements                     $    0.55             $    0.53

                                                                                         PERIOD
                                                                                          ENDED
INVESTOR C SHARES                                                                      05/31/93*#
Operating performance:
Net asset value, beginning of period                                                  $   10.52
Net investment income                                                                      0.59
Net realized and unrealized gain/(loss) on investments                                     0.02
Net increase/(decrease) in net assets resulting from investment operations                 0.61
Distributions:
Dividends from net investment income                                                      (0.63)
Dividends in excess of net investment income                                                 --
Distributions in excess of net realized capital gains                                     (0.04)
Distributions from capital                                                                   --
Total distributions                                                                       (0.67)
Net asset value, end of period                                                        $   10.46
Total return++                                                                             5.37%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                     $   5,998
Ratio of operating expenses to average net assets                                          1.60%+
Ratio of net investment income to average net assets                                       5.92%+
Portfolio turnover rate                                                                     103%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                           1.75%+
Net investment income per share without waivers and reimbursements                    $    0.42

  * The Nations Government Securities Fund Investor C Shares commenced operations on July 6, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR A SHARES                                                         (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                       $    9.32          $   10.55          $    9.94
Net investment income                                                           0.29               0.51               0.54
Net realized and unrealized gain/(loss) on investments                          0.70              (0.89)              0.62
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.99              (0.38)              1.16
Distributions:
Dividends from net investment income                                           (0.29)             (0.49)             (0.54)
Distributions in excess of net investment income                                  --              (0.02)                --
Distributions from net realized capital gains                                     --              (0.34)             (0.01)
Total distributions                                                            (0.29)             (0.85)             (0.55)
Net asset value, end of period                                             $   10.02          $    9.32          $   10.55
Total return++                                                                 10.74%             (3.76)%            11.88%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $   1,472          $     967          $   1,138
Ratio of operating expenses to average net assets                               0.88%+             0.86%              0.76%
Ratio of net investment income to average net assets                            5.98%+             5.25%              5.25%
Portfolio turnover rate                                                          155%               307%               161%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 0.99%+             0.94%              0.92%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.28          $    0.50          $    0.53


                                                                             PERIOD
                                                                             ENDED
INVESTOR A SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $    9.99
Net investment income                                                         0.01
Net realized and unrealized gain/(loss) on investments                       (0.06)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.05)
Distributions:
Dividends from net investment income                                            --
Distributions in excess of net investment income                                --
Distributions from net realized capital gains                                   --
Total distributions                                                             --
Net asset value, end of period                                           $    9.94
Total return++                                                               (0.49)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $     113
Ratio of operating expenses to average net assets                             0.40%+
Ratio of net investment income to average net assets                          6.00%+
Portfolio turnover rate                                                         12%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.00%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.01

  * The Nations Strategic Fixed Income Fund Investor A Shares commenced operations on November 19, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                         (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                       $    9.32          $   10.55          $    9.94
Net investment income                                                           0.27               0.47               0.48
Net realized and unrealized gain/(loss) on investments                          0.70              (0.89)              0.62
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.97              (0.42)              1.10
Distributions:
Dividends from net investment income                                           (0.27)             (0.45)             (0.48)
Distributions in excess of net investment income                                  --              (0.02)                --
Distributions from net realized capital gains                                     --              (0.34)             (0.01)
Total distributions                                                            (0.27)             (0.81)             (0.49)
Net asset value, end of period                                             $   10.02          $    9.32          $   10.55
Total return++                                                                 10.57%             (4.14)%            11.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $      39          $      41          $      65
Ratio of operating expenses to average net assets                               1.18%+             1.43%              1.36%
Ratio of net investment income to average net assets                            5.68%+             4.68%              4.65%
Portfolio turnover rate                                                          155%               307%               161%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 1.29%+             1.51%              1.52%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.26          $    0.46          $    0.47


                                                                             PERIOD
                                                                             ENDED
INVESTOR C SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $    9.97
Net investment income                                                         0.02
Net realized and unrealized gain/(loss) on investments                       (0.04)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.02)
Distributions:
Dividends from net investment income                                         (0.01)
Distributions in excess of net investment income                                --
Distributions from net realized capital gains                                   --
Total distributions                                                          (0.01)
Net asset value, end of period                                           $    9.94
Total return++                                                               (0.22)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $      84
Ratio of operating expenses to average net assets                             1.03%+
Ratio of net investment income to average net assets                          5.40%+
Portfolio turnover rate                                                         12%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.63%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.02

  * The Nations Strategic Fixed Income Fund Investor C Shares commenced operations on November 16, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND

                                                                          SIX MONTHS
                                                                            ENDED              YEAR             YEAR
                                                                           05/31/95           ENDED             ENDED
INVESTOR A SHARES                                                        (UNAUDITED)        11/30/94#         11/30/93#
Operating performance:
Net asset value, beginning of period                                    $    9.67         $   10.88           $    9.96
Net investment income                                                        0.36              0.72                0.76
Net realized and unrealized gain/(loss) on investments                       0.86             (1.06)               0.92
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 1.22             (0.34)               1.68
Distributions:
Dividends from net investment income                                        (0.36)            (0.72)              (0.76)
Distributions in excess of net investment income                               --             (0.00)##               --
Distributions from net realized capital gains                                  --             (0.15)                 --
Total distributions                                                         (0.36)            (0.87)              (0.76)
Net asset value, end of period                                          $   10.53         $    9.67           $   10.88
Total return++                                                              12.92%            (3.26)%             17.32%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                    $  12,633         $  10,819           $  13,291
Ratio of operating expenses to average net assets                            1.02%+            0.96%               0.70%
Ratio of net investment income to average net assets                         7.28%+            7.09%               6.87%
Portfolio turnover rate                                                        67%              144%                 86%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                              1.18%+            1.17%               1.10%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                        $    0.35         $    0.70           $    0.70


                                                                            PERIOD
                                                                             ENDED
INVESTOR A SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $   10.02
Net investment income                                                         0.01
Net realized and unrealized gain/(loss) on investments                       (0.06)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.05)
Distributions:
Dividends from net investment income                                         (0.01)
Distributions in excess of net investment income                                --
Distributions from net realized capital gains                                   --
Total distributions                                                          (0.01)
Net asset value, end of period                                           $    9.96
Total return++                                                               (0.49)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $      18
Ratio of operating expenses to average net assets                             0.40%+
Ratio of net investment income to average net assets                          7.61%+
Portfolio turnover rate                                                         46%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.00%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.01

  * The Nations Diversified Income Fund Investor A Shares commenced operations on November 25, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
## Value represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                         (UNAUDITED)         11/30/94#          11/30/93#
Operating performance:
Net asset value, beginning of period                                    $    9.67          $   10.88             $    9.96
Net investment income                                                        0.34               0.67                  0.70
Net realized and unrealized gain/(loss) on investments                       0.86              (1.06)                 0.92
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 1.20              (0.39)                 1.62
Distributions:
Dividends from net investment income                                        (0.34)             (0.67)                (0.70)
Distributions in excess of net investment income                               --              (0.00)##                 --
Distributions from net realized capital gains                                  --              (0.15)                   --
Total distributions                                                         (0.34)             (0.82)                (0.70)
Net asset value, end of period                                          $   10.53          $    9.67             $   10.88
Total return++                                                              12.64%             (3.77)%               16.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                    $   3,153          $   2,636             $   3,633
Ratio of operating expenses to average net assets                            1.52%+             1.49%                 1.30%
Ratio of net investment income to average net assets                         6.78%+             6.56%                 6.27%
Portfolio turnover rate                                                        67%               144%                   86%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                              1.68%+             1.70%                 1.70%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                        $    0.33          $    0.65             $    0.64


                                                                             PERIOD
                                                                             ENDED
INVESTOR C SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $    9.93
Net investment income                                                         0.03
Net realized and unrealized gain/(loss) on investments                        0.02
Net increase/(decrease) in net assets resulting from investment
  operations                                                                  0.05
Distributions:
Dividends from net investment income                                         (0.02)
Distributions in excess of net investment income                                --
Distributions from net realized capital gains                                   --
Total distributions                                                          (0.02)
Net asset value, end of period                                           $    9.96
Total return++                                                               (0.54)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $     149
Ratio of operating expenses to average net assets                             1.00%+
Ratio of net investment income to average net assets                          7.01%+
Portfolio turnover rate                                                         46%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.60%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.03

  * The Nations Diversified Income Fund Investor C Shares commenced operations on November 9, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
## Value represents less than $0.01 per share.

   Objectives

NATIONS SHORT-TERM INCOME FUND: The Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the Fund will have an average dollar weighted maturity of three years or less. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund is expected to have an average dollar weighted maturity between two and seven years.

NATIONS GOVERNMENT SECURITIES FUND: The Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS STRATEGIC FIXED INCOME FUND: The Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may under normal market conditions invest in long-term, intermediate-term and short-term securities and has not placed any limitations on the duration of the portfolio.

NATIONS DIVERSIFIED INCOME FUND: The Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.

NATIONS GLOBAL GOVERNMENT INCOME FUND: The Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.

   How Objectives Are Pursued

NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the following six nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited or its affiliate, IBCA Inc. (collectively, "IBCA") or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix
A -- Asset Backed Securities.")

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, prevailing market or economic conditions warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. U.S. Government Obligations include Treasury obligations, which differ only in their interest rates, maturities and times of issuance. U.S.

Government Obligations also include obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). For a more detailed description of the investment practices of this Fund, see "Appendix A -- U.S. Government Obligations" and "Asset Backed Securities."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in NationsBank's opinion, existing circumstances warrant.

NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; U.S. Government obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend-paying preferred and common stock.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments determined by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix
A -- Asset Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by NationsBank to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations Global Government Income Fund" below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with NationsBank's and/or the Fund's sub-investment adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by NationsBank and/or the Fund's sub-investment adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated A or better at the time of purchase by Moody's or S&P and unrated securi-ties that, at the time of purchase will be determined to be of comparable quality by NationsBank and/or the Fund's sub-investment adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S & P, but does not as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank and/or the Fund's sub-investment adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. NationsBank and the Fund's sub-investment adviser expect that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, the Nations Global Government Income Fund presents unique risks that investors should be aware of.

The Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations Global Government Income Fund.

GENERAL: The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each of those Funds may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of those Funds may engage in reverse repurchase agreements and dollar roll transactions. The National Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 175% for Nations Global Government Income Fund. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the other Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although NationsBank and Nations Gartmore Investment Management ("Nations Gartmore"), the Nations Global Government Income Fund's sub-investment adviser, will seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund (other than Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time a Fund may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares may be calculated on an average annual total return basis or an aggregate total return basis. The "total return" of a class of shares refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.

Set forth below is certain performance data for the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Global Government Bond Ex-U.K. Composite has investment objectives, policies and restrictions that are substantially similar to those of the Nations Global Government Income Fund. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Global Government Income Fund. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NATIONSBANK, NATIONS GARTMORE INVESTMENT MANAGEMENT OR THE FUNDS.

                                             Average Annual Total
                                            Return for the Periods
         GLOBAL GOVERNMENT BOND               Indicated through
           EX-U.K. COMPOSITE*                   March 31, 1995
One Year                                            7.90%
Three Year                                          9.40%
Since Inception on September 1, 1990                11.40%

Annual Total Returns**

   1991        1992        1993        1994
  19.30%      3.30%       13.50%     (2.40%)

 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for the Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government Bond Index, would not have materially affected their total returns.

** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor A and Investor C Shares, the Funds generally offer Trust A, Trust B and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in a Fund will not be included in calculations of yield and total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc., and Nations Portfolios are managed under the direction of its Board of Trustees and Boards of Directors, respectively. The SAI for Nations Fund Trust contains the names of and general background information concerning the Trustees of Nations Fund Trust. The SAIs for Nations Fund, Inc. and Nations Portfolios contain the names of and general background information concerning the respective Directors of Nations Fund, Inc. and Nations Portfolios.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.

Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.

Nations Gartmore Investment Management, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994 the Gartmore Group had over $30 billion in assets under management. Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Funds, Inc. and Nations Portfolio's Boards of Directors, and in accordance with the Funds' investment policies, NationsBank and/or Nations Gartmore formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. NationsBank and Nations Gartmore is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank and/or Nations Gartmore or which have sold shares in a Fund, if NationsBank or Nations Gartmore believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, and Nations Short-Intermediate Government Fund; and 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; and 0.70% of the average daily net assets of Nations Global Government Income Fund.

For services provided and expenses assumed pursuant to sub-advisory agreements, NationsBank will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of 0.54% of Nations Global Government Income Fund's daily net assets.

Although the advisory fees for the Nations Global Government Income Fund is higher than the advisory fees paid by most other mutual funds, Nations Portfolios believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies. From time to time, NationsBank and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the indicated rate of the Funds' average daily net assets: Nations Short-Term Income Fund -- 0.29%; Nations Diversified Income Fund -- 0.40%; Nations Strategic Fixed Income Fund -- 0.52%; Nations Short-Intermediate Government Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank fees at the rate of 0.46% of Nations Government Securities Fund's average daily net assets.

Mark S. Ahnrud is a vice president and Fixed Income Portfolio Manager at NationsBank. He has been the principal portfolio manager for Nations Strategic Fixed Income Fund since 1993 and for Nations Diversified Income Fund since 1992. Mr. Ahnrud is a member of the Fixed Income Team and has eight years of investment experience. Mr. Ahnrud received a B.S. from Babson College and an M.B.A. from Duke University. Mr. Ahnrud holds the Chartered Financial Analyst designation.

Gregory H. Cobb is a Vice President and Fixed Income Portfolio Manager at NationsBank and has been principal portfolio manager for Nations Short-Term Income Fund since 1993. Mr. Cobb, who joined NationsBank in 1993, is a member of the Fixed Income Group and has over 7 years of portfolio management experience. Mr. Cobb received a B.A. from the University of North Carolina-Chapel Hill.

John Swaim joined NationsBank in 1986 and has been the principal portfolio manager for Nations Short-Intermediate Government Fund since 1995. Mr. Swaim is a member of the Fixed Income Team and has over eight years of investment experience. Mr. Swaim previously served as derivative products manager for the NationsBank Texas Corporate Investment division portfolio. Mr. Swaim received his B.S. from the University of North Texas and holds an M.B.A. from the University of Texas, Arlington.

Kathy E. Bowman joined NationsBank in March, 1995 as a Vice President and Fixed Income Portfolio Manager. She has been the principal portfolio manager for Nations Government Securities Fund since April, 1995. Ms. Bowman is a member of the Fixed Income Team and has over fourteen years of investment experience. Prior to joining NationsBank, she was a Director of Fixed Income Securities at Providian Capital Management and managed public bond portfolios for insurance products. Ms. Bowman received a BBA from Memphis State University, and holds the Chartered Financial Analyst designation.

Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that NationsBank may perform the services contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any such services, it is expected that the Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to the Funds' shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the terms of the Co-Administration Agreement, TSSG provides various administrative and accounting services to the Funds, including performing the calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements, maintaining the portfolio records and certain general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations Government Securities Fund's average daily net assets.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund Trust has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares. See "Shareholder Servicing and Distribution Plans."

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations Global Government Income Fund.

NationsBank of Texas, N.A., ("NationsBank of Texas", and, collectively with Morgan Guaranty, the "Custodians"), serves as the Funds (other than Nations Global Government Income Fund's) custodian. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.

TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachuetts 02110.

EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor A and Investor C Shares are deducted from accrued income before dividends are declared. The Funds expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc., and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust, Nations Fund, Inc., and/or Nations Portfolios or in such other manner as the Board of Trustees or Boards of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Investor A, Investor B, Investor C, Trust A and Trust B Shares. This Prospectus relates only to the Investor A and Investor C Shares of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate

Government Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Each share is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. In addition, as of August 31, 1995, the Mary Jane Bakery Salesman Association and Walter St. George Gladding owned of record 25% or more of Investor C shares of the Nations Strategic Fixed Income Fund and therefore could be considered a controlling person of such class for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nation Fund Trust's related SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A and Investor C Shares of Nations Government Securities Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A and C Shares of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your

Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, would be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor A and Investor C Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of Nations Bank) that have entered into a Sales Support Agreement with Stephens (also "Selling Agents").

Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NationsBanc Advisors, Inc. (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NationsBanc Advisors, Inc. to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.

There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 for Individual Retirement Account ("IRA") investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individ-ual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor Shares are purchased at net asset value per share plus any applicable sales charge described below. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

With respect to Investor A Shares, the Servicing Agents have entered into Servicing Agreements with Nations Fund under which they will provide various shareholder services to their customers ("Customers") who own Investor A Shares. With respect to Investor C Shares, the Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their Customers who own Investor C Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into Servicing Agreements with Nations Fund (also "Servicing Agents") will provide various shareholder services for their Customers who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.

TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR A SHARES OR INVESTOR C SHARES:
Before purchasing Investor A Shares or Investor C Shares of a Fund, investors should consider whether, during the anticipated life of their investment in the Fund, the initial sales charge, accumulated distribution and shareholder servicing fee and potential CDSC (if applicable) on Investor A Shares would be less than the accumulated shareholder servicing and distribution fees and potential CDSC (if applicable) on Investor C Shares. Over time, the cumulative expense of the annual shareholder servicing and distribution fees on the Investor C Shares may equal or exceed the initial sales charge and combined distribution and servicing fee applicable to Investor A Shares.

Because holders of Investor A Shares are subject to a lower fee for distribution and shareholder services, they can be expected to earn correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of

Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in a Fund than purchasers of Investor C Shares. Any positive investment return on the additional invested amount for Investor C Shares, however, would be partially or wholly offset by the expected higher annual expenses borne by Investor C Shares.

   Sales Charges

The public offering price of Investor Shares in the Funds is the sum of the net asset value per share of the shares being purchased plus any applicable sales charge. No sales charge will be assessed on the reinvestment of dividends or other distributions.
INVESTOR A SHARES: The following schedule of sales charges will be assessed on purchases of Investor A Shares of Nations Short-Term Income Fund.

                                                                 Dealers'
                                Total Sales Charge              Reallowance
                           As a % of          As a % of          As a % of
                           Offering           Net Asset          Offering
                             Price              Value              Price
Amount of Transaction      Per Share          Per Share          Per Share
Less than $100,000              1.50               1.52               1.25
$100,000 but less
  than $250,000                 1.25               1.27               1.00
$250,000 but less
  than $500,000                 1.00               1.01               0.80
$500,000 but less
  than $1,000,000               0.75               0.76               0.60
$1,000,000 and over             0.00*              0.00*              0.50**

 * Subject to certain waivers specified below, Investor A Shares that are purchased in amounts of $1 million or more and certain other Investor A Shares that are purchased at net asset value will be subject to a CDSC of 1.00% if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter.

** 0.50% on first $2,500,000, plus 0.35% on the next $2,500,000, plus 0.10% on amounts over $5,000,000. Stephens will pay the Dealers' Reallowance in connection with the purchase of shares in amounts of $1 million or more, for which it may be reimbursed out of the CDSC if such shares are redeemed within two years of purchase.

The following schedule of sales charges will be imposed on purchases of Investor A Shares of Nations Strategic Fixed Income Fund and Nations Short-Intermediate
Fund:

                                 Total Sales Charge                  Dealers'
                                                As a % of           Reallowance
Amount of             As a % of offering        net asset       As a % of offering
  Transaction           price per share      value per share      price per share
Less than $100,000              3.25                 3.36                 3.00
$100,000 but less
  than $250,000                 2.50                 2.56                 2.25
$250,000 but less
  than $500,000                 2.00                 2.04                 1.75
$500,000 but less
  than $1,000,000               1.50                 1.52                 1.25
$1,000,000 and over             0.00*                0.00*                1.00**

 * Subject to certain waivers specified below, Investor A Shares that are purchased in amounts of $1 million or more and certain other Investor A Shares that are purchased at net asset value will be subject to a CDSC of 1.00% if redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter.

** 1.00% on first $2,500,000, plus 0.50% on the next $2,500,000, plus 0.25% on amounts over $5,000,000. Stephens will pay the Dealers' Reallowance in connection with the purchase of shares in amounts of $1 million of more, for which it may be reimbursed out of the CDSC if such shares are redeemed within two years of purchase.

The following schedule of sales charges will be assessed on purchases of Investor A Shares of Nations Diversified Income Fund, Nations Government Securities Fund and Nations Global Government Fund:

                                 Total Sales Charge                  Dealers'
                                                As a % of           Reallowance
Amount of             As a % of offering        net asset       As a % of offering
  Transaction           price per share      value per share      price per share
Less than $50,000               4.75                 4.97                 4.25
$50,000 but less
  than $100,000                 4.50                 4.71                 4.00
$100,000 but less
  than $250,000                 3.50                 3.63                 3.00
$250,000 but less
  than $500,000                 2.50                 2.56                 2.25
$500,000 but less
  than $1,000,000               2.00                 2.04                 1.75
$1,000,000 and over             0.00*                0.00*                1.00**

 * Subject to certain waivers specified below, Investor A Shares that are purchased in amounts of $1 million or more and certain other Investor A Shares that are purchased at net asset value will be subject to a CDSC of 1.00% if redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter.

** 1.00% on first $2,500,000, plus 0.50% on the next $2,500,000, plus 0.25% on amounts over $5,000,000. Stephens will pay the Dealers' Reallowance in connection with the purchase of shares in amounts of $1 million of more, for which it may be reimbursed out of the CDSC if such shares are redeemed within two years of purchase.

The Dealers' Reallowance, which may be changed from time to time, is paid to Agents. If substantially all sales charges are paid or reallowed to a broker/dealer or financial institution, it may be deemed an "underwriter" under the Securities Act of 1933, as amended.

INVESTOR C SHARES: As of the date of this Prospectus, the Funds do not impose a sales charge on Investor C Shares. Investors in Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund and Nations Global Government Income Fund, however, may be subject to a CDSC of 1.00% when Investor C Shares of such Funds are redeemed within one year after purchase.

In addition to amounts paid to Agents as a dealer concession out of the sales charge paid by investors, if any, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plans adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of a Fund during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

REDUCED SALES CHARGE: An investor may be entitled to reduced sales charges on Investor A Shares through Rights of Accumulation, a Letter of Intent, or Quantity Discounts.

To qualify for a reduced sales charge, an investor must notify the Agent through which the Investor A Shares are purchased, which in turn must notify Stephens or the Transfer Agent at the time of purchase. Reduced sales charges may be modified or terminated at any time. Investors are responsible for providing evidence sufficient to establish that they are eligible for any reduction in sales charges.

RIGHTS OF ACCUMULATION: An investor who has previously purchased Investor A, Investor C or Investor N Shares in Nations Fund Family's non-money market funds may aggregate investments in such shares with current purchases to determine the applicable sales charge for current purchases. An investor's aggregate investment in Investor A, Investor C and Investor N Shares in Nations Fund Family's non-money market funds is the total value (based on the higher of current net asset value or the public offering price originally paid) of: (a) current purchases, and (b) Investor A, Investor C and Investor N Shares that are already beneficially owned by the investor.

LETTER OF INTENT: If an investor intends to purchase over a period of 13 months at least $50,000 of Investor A Shares of any one or more non-money market funds of the Nations Fund Family the sales charge may be reduced by completing the Letter of Intent portion of the Account Application. The Letter of Intent allows a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the Custodian will hold in escrow (as determined by the Transfer Agent) the differ-ence between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of the investment which is based on the amount covered by the Letter of Intent. The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased. In order to qualify for a Letter of Intent, the investor will be required to make a minimum purchase of at least $50,000.

A Letter of Intent will not obligate the investor to purchase Investor A Shares of any non-money market fund of the Nations Fund Family, but if he or she does, each purchase of shares of a non-money market fund of the Nations Fund Family made during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchase made within the past 90 days.

QUANTITY DISCOUNTS: As shown in the table under "Sales Charge," larger purchases may reduce the sales charge paid on Investor A Shares. Purchases of Investor A Shares in the non-money market funds of the Nations Fund Family that are made on the same day by the investor, his/her spouse, and his/her children under age 21 will be combined when calculating the sales charge. For the purpose of calculating the Amount of Transaction, certain distributions or payments from distribution from certain qualified plans are permitted to aggregate plan participants' investments.

PURCHASES OF SHARES AT NET ASSET VALUE: Full-time employees and retired employees of NationsBank Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of such persons may purchase Investor A Shares in the Funds at net asset value. Individuals receiving a distribution from a NationsBank trust account may use the proceeds of such distribution to purchase Investor A Shares of the Funds at net asset value, provided that the proceeds are transferred directly to an account established for the investor at the Transfer Agent and invested in the Fund within 90 days (or following investment in a money market fund of the Nations Fund Family for a period not exceeding one year). Nations Fund's Trustees and Directors also may purchase Investor A Shares at net asset value. Registered broker/dealers that have entered into a Nations Fund dealer agreement with Stephens may purchase Investor A Shares at net asset value for their investment account only. Registered personnel and employees of such broker/dealers also may purchase Investor A Shares at net asset value in accordance with the internal policies and procedures of the employing broker/dealer provided such purchases are made for their own investment purposes and such shares must not be resold except through redemption or repurchase by or on behalf of Nations Fund. Employees of the Transfer Agent may purchase Investor A Shares of the Funds at net asset value. In addition, former shareholders of Class B Shares of the Fixed Income Portfolio of The Capitol Mutual Funds who held such shares as of January 31, 1994 or received Investor A Shares of Nations Strategic Fixed Income Fund in connection with the reorganization of the Fixed Income Portfolio into such Fund may purchase Investor A Shares of Nations Strategic Fixed Income Fund at net asset value.

In addition, individuals purchasing Investor A Shares through the Nations Fund Personal Investment Planner may purchase such shares at net asset value. The Nations Fund Personal Investment Planner is a managed agency/asset allocation account offered by NationsBanc Advisors, Inc. designed for exclusive investment in shares of Nations Fund. Any Investor A Shares purchased at net asset value through the Personal Investment Planner will be subject to a CDSC of 1.00% if redeemed within one year of purchase, declining to 0.50% if redeemed in the second year after purchase and eliminated thereafter. See "How to Redeem Shares."

Investor A Shares also may be purchased at net asset value by (i) pension, profit sharing or other employee benefit plans established under Section 401 or
Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or
(ii) employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code, provided that, in either case, the plan (a) has at least $250,000 invested in Investor A Shares of the Nations Fund non-money market funds, (b) has signed a letter of intent indicating that the plan intends to purchase at least $250,000 of Investor A Shares of the Nations Fund non-money market funds, or (c) is an employer-sponsored plan with at least 25 eligible participants (a "Qualified Plan"). Stephens may pay Agents or other financial service firms up to 1.00% of the net asset value of Investor A Shares purchased without a sales charge through the Personal Investment Planner or a Qualified Plan, for which it may be reimbursed out of any CDSC.

Investor A Shares in a Fund may be purchased at net asset value, without any sales charge, by persons who have redeemed Investor A Shares of the same Fund within the previous 120 days. In addition, within 120 days after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege. In order to exercise this privi-lege, a written order for the purchase of Investor Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

Investor A Shares may be purchased at net asset value, without a sales charge, to the extent such a purchase, which must be at least $1,000, is paid for with the proceeds from the redemption of shares of a nonaffiliated mutual fund. A qualifying purchase of Investor A Shares must occur within 45 days of the prior redemption and Nations Fund must receive a copy of the confirmation of the redemption transaction. Stephens may compensate dealers in connection with such purchases. This privilege may be revoked at any time.

Nations Fund may terminate any waiver of or reduction in the sales charge by providing notice in the Funds' Prospectus, but any such termination would only affect future purchases of shares. For more information about reduced sales charges, contact an Agent or Stephens.

   Shareholder Servicing And Distribution Plans

INVESTOR A SHARES: The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits each Fund to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Nations Short-Term Income Fund, however, may not pay for shareholder servicing activities under the Investor A Plan. Aggregate payments under the Funds' Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by each Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Fund.

The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.

Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAI for more details on the Investor A Plan.

In addition, the Trustees have approved a Shareholder Servicing Plan ("Servicing Plan") for the Investor A Shares of Nations Short-Term Income Fund. The Servicing Plan permits Nations Short-Term Income Fund to compensate Servicing Agents for services provided to their Customers that own Investor A Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by Nations Short-Term Income Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Fund's Investor A Shares. The fees payable to Servicing Agents under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include, but are not limited to, those discussed above with respect to the Investor A Plan.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

INVESTOR C SHARES: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees have approved a Distribution Plan with respect to the Investor C Shares of each Fund. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Fund's Investor C Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor C Shares.

The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.

The Trustees and Directors also have approved a shareholder servicing plan ("Investor C Servicing Plan") for each Fund which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Investor C Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares.

The fees payable under the Investor C Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Investor C Servicing Plan at any time, and payments are subject to the continuation of the Investor C Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Investor C Servicing Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor Shares, as described below, there is no redemption charge.

Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that are purchased in amounts of $1 million or more and certain other Investor A Shares that are purchased at net asset value will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. See "Sales Charges -- Purchases of Shares at Net Asset Value." In addition, subject to certain waivers, Investor C Shares of Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund and Nations Global Government Income Fund that are redeemed within one year of the date of purchase will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.

Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

The CDSC will be waived on redemptions of Investor A and Investor C Shares (i) following the death or disability (as defined in the Code) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified retirement plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A and Investor C Shares in the account. Furthermore, any CDSC that otherwise would apply to Investor A Shares will be waived upon the redemption of shares purchased by persons described in the section "Sales Charges -- Purchases of Shares at Net Asset Value" in this Prospectus, except for Nations Fund Personal Investment Planner purchasers in non-retirement accounts. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A and Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A and Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer or to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling or Servicing Agent or by Nations Fund at any time.

   How To Exchange Shares

SHARES ACQUIRED DIRECTLY: Except as described below, the exchange feature enables a shareholder of Investor A Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by any other fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. In addition, except as described below, the exchange feature enables a shareholder of Investor C Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by another non-money market fund of Nations Fund or Investor D Shares of any money market fund of Nations Fund when he or she believes that a shift between funds is an appropriate investment decision. However, Investor C Shares of Nations Short-Term Income Fund may not be exchanged for Investor D Shares of a Nations Fund money market fund. In addition, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Investor C Shares of Nations Short-Intermediate Government Fund, Nations Government Securities Fund and Nations Global Government Income Fund may not be exchanged for Investor C Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund until one year after purchase. For purposes of determining whether one year has elasped since the date of purchase, all purchases made during a month will be aggregated and deemed to have been made on the last day of the month. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.

No CDSC will be imposed in connection with an exchange of Investor Shares that meets the requirements discussed in this section. If Investor A Shares of the Funds are exchanged for shares of the same class of another fund, any CDSC applicable to the shares exchanged will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of the Funds.

If a shareholder acquires Investor C Shares of a non-money market fund through an exchange, the CDSC applicable to that current fund will be applied to any redemption of the acquired shares. However, if a shareholder acquires Investor D Shares of a money market fund through an exchange of Investor C Shares, the CDSC schedule applicable to the exchanged Investor C Shares will be applied on any redemption of the acquired Investor D Shares. Notwithstanding the foregoing, if a shareholder redeems shares acquired through an exchange, the shareholder will be subject to the highest CDSC schedule applicable to any shares that were exchanged within the 30 days prior to the redemption. Additionally, when an investor exchanges Investor C Shares of Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund and Nations Global Government Income Fund for shares of the same class of another non-money market fund or Investor D Shares of any money market fund of Nations Fund, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares. If an investor exchanges Investor C Shares of Nations Short-Term Income Fund for shares of the same class of another non-money market fund, the remaining period of time that the CDSC applicable to the acquired shares is in effect will be computed from the time of the exchange.

Shareholders who have paid a front-end sales charge on purchases of Investor A Shares of one of Nations Fund's non-money market funds (including Investor A Shares acquired through the reinvestment of dividends and distributions on such shares) may exchange those Investor A Shares at net asset value without any sales charge for Investor Shares available under the exchange feature described above, provided that the maximum sales charge applicable to the acquired Investor A Shares is equal to or less than the "maximum sales charge applicable" to the Investor A Shares being exchanged. For purposes of determining the "maximum sales charge applicable" to the Investor A Shares being exchanged, a shareholder may include any sales charge paid on shares of the same class offered by one of Nations Fund's other funds that were previously exchanged to acquire the subject Investor A Shares then being exchanged, provided that notification of such prior exchange is made to the Transfer Agent or Stephens.

If the Investor A Shares being acquired are subject to a higher maximum front-end sales charge than the Investor A Shares being exchanged, then the shareholder must pay a "sales charge differential," which is the difference between the maximum front-end sales charge applicable to those Investor A Shares being exchanged and those being acquired. However, a shareholder would not have to pay a sales charge differential to the extent such shareholder is eligible for a reduced or waived sales charge on the Investor A Shares being acquired. In addition, a shareholder of Investor A Shares of a non-money market fund would not have to pay a sales charge differential upon an exchange if the shareholder has owned such shares for at least 90 days.

INVESTOR A SHARES OF NATIONS SHORT-TERM INCOME FUND ACQUIRED IN EXCHANGE FOR INVESTOR N SHARES: Investor A Shares of the Nations Short-Term

Income Fund acquired directly or indirectly in exchange for Investor N Shares of another non-money market fund may be re-exchanged only for Investor N Shares of another fund, Investor C Shares of a money market fund of Nations Fund or Investor A Shares of Nations Short-Term Municipal Income Fund. The sales charge applicable to Investor A Shares of Nations Short-Term Income Fund will be waived in connection with the acquisition of such shares in exchange for Investor N Shares of another fund.

If a shareholder acquires Investor A Shares of Nations Short-Term Income Fund in exchange for Investor N Shares of another non-money market fund, Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Municipal Income Fund, the acquired shares (and any Investor A or Investor C Shares acquired through the exchange of such shares) will remain subject to the CDSC schedule applicable to the Investor N Shares of the non-money market fund last exchanged. A redemption of shares acquired through an exchange of Investor N Shares will, in all events, be subject to the highest CDSC schedule applicable to any shares that were exchanged within 30 days prior to the redemption.

Additionally, the holding period (for the purpose of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund or Investor C Shares of a money market fund. As a result, the CDSC that is ultimately charged upon redemption is based upon the total period of time the shareholder holds Investor N Shares of any fund that charges a CDSC.

AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature (AEF) a shareholder may automatically exchange at least $25 on a bi-monthly, monthly or quarterly basis. Shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th and/or 30th day of the applicable. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, please contact your selling agent.

GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor Shares exchanged must have a current value of at least $1,000 (except for exchanges through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling or Servicing Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling or Servicing Agent through which the original shares were purchased. An investor should consult his/her Selling or Servicing Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor Shares will be reduced by the amount of any dividend or distribution. Certain Selling and Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.

The Funds intend to distribute substantially all of their investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.) Corporate investors may be entitled to the dividends received deduction on a portion of the dividends from those Funds investing in the stock of domestic corporations.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of the Nations Global Government Income Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of the Nations Global Government Income Fund will consist of securities of foreign issuers, and therefore the Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospec-tus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

The life of an Asset Backed Security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or dis-count, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.

The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by NationsBank and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.

NON-MORTGAGE ASSET BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.

The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risk, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities.

The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when NationsBank believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when NationsBank and/or the Sub-Adviser believe that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. NationsBank and/or the Sub-Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If NationsBank or Nations Gartmore incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank or Nations Gartmore, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank and/or Nations Gartmore expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, NationsBank will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. NationsBank will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securi-ties and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addi-tion of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

                         NATIONS FUND PORTFOLIOS, INC.
                       Supplement dated December 20, 1995
                     to Prospectus dated September 30, 1995
                              FINANCIAL HIGHLIGHTS
                                  (Unaudited)
       The Prospectus for the Investor N Shares of the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund is hereby supplemented as follows:

                                                          Nations            Nations          Nations
                                                      Emerging Markets    Pacific Growth    Global Govt.
                                                            Fund               Fund         Income Fund
                                                        Period Ended       Period Ended     Period Ended
                                                         9/30/95*#          9/30/95*#         9/30/95*
For a Share Outstanding Throughout the Period
Net asset value, beginning of period...............       $  10.00           $  10.00         $  10.00
Net investment income/(loss)##.....................          (0.02)             (0.01)            0.10
Net realized and unrealized gain/(loss) on
  investments......................................          (0.13)             (0.30)            0.04
Net increase/(decrease) in net assets resulting
  from investment operations.......................          (0.15)             (0.31)            0.14
Distributions:
  Dividends from net investment income.............            N/A                N/A            (0.10)
  Total Distributions..............................            N/A                N/A            (0.10)
Net asset value, end of period.....................       $   9.85           $   9.69         $  10.04
Total return++.....................................          (1.50)%            (3.10)%          1.46%
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's).............       $    386           $    385         $    110
  Ratio of operating expenses to average net
     assets........................................           2.90%+             2.70%+           2.30%+
  Ratio of net investment income/(loss) to average
     net assets....................................          (1.03)%+           (0.85)%+          4.61%+
  Portfolio turnover rate..........................             10%                 3%             104%

 * The Fund's Investor N Shares commenced operations on June 30, 1995.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

Prospectus

                                   INVESTOR N SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the NATIONS VALUE FUND,
NATIONS EQUITY INCOME FUND, NATIONS BALANCED ASSETS
FUND, NATIONS CAPITAL GROWTH FUND, NATIONS EMERGING
GROWTH FUND, NATIONS DISCIPLINED EQUITY FUND,
NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING
MARKETS FUND AND NATIONS PACIFIC GROWTH FUND. (the
"Funds") of the Nations Fund Family ("Nations Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of the Funds -- Investor N
Shares. The Nations Disciplined Equity Fund was formerly called "Nations Special Equity Fund."

This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor N Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios dated September 30, 1995, September 30,
1995 and July 1, 1995, respectively, are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    GROWTH AND INCOME FUNDS:

                                                    Nations Value Fund

                                                    Nations Equity Income
                                                    Fund

                                                    Nations Balanced
                                                    Assets Fund

                                                    GROWTH FUNDS:

                                                    Nations Capital Growth
                                                    Fund

                                                    Nations Emerging
                                                    Growth Fund

                                                    Nations Disciplined
                                                    Equity Fund

                                                    INTERNATIONAL FUNDS:

                                                    Nations International
                                                    Equity Fund

                                                    Nations Emerging
                                                    Markets Fund

                                                    Nations Pacific
                                                    Growth Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    NATIONS
                                                       FUND

GRPN A

                            Table  Of  Contents

About The Funds

                            Expenses Summary                                   3

                            Financial Highlights                               5

                            Objectives                                         9

                            How Objectives Are Pursued                         9

                            How Performance is Shown                          16

                            How the Funds Are Managed                         18

                            Organization and History                          21

About Your Investment

                            How to Buy Shares                                 23

                            Shareholder Servicing and Distribution Plans      24

                            How to Redeem Shares                              25

                            How to Exchange Shares                            26

                            How the Funds Value Their Shares                  27

                            How Dividends and Distributions are Made; Tax Information 28

                            Appendix A -- Portfolio Securities                29

                            Appendix B -- Description of Ratings              34



                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor N Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

                                                            Nations                                            Nations
                          Nations          Nations         Balanced          Nations          Nations        Disciplined
                           Value        Equity Income       Assets       Capital Growth   Emerging Growth      Equity
                           Fund             Fund             Fund             Fund             Fund             Fund

SHAREHOLDER
  TRANSACTION
  EXPENSES

Sales Load Imposed
  on Purchases               None             None             None             None             None             None
Maximum Deferred
  Sales Charge (as a
  percentage of the
  lower of the
  original purchase
  price or
  redemption
  proceeds)                  5.00%1           5.00%1           5.00%1           5.00%1           5.00%1           5.00%1

ANNUAL FUND
  OPERATING EXPENSES
  (as a percentage
  of average net
  assets)

Management Fees               .75%             .70%             .75%             .75%             .75%             .75%
Rule 12b-1 Fees               .50%2            .50%2            .50%2            .75%             .75%             .75%
Shareholder
  Servicing Fees              .25%             .25%             .25%             .25%             .25%             .25%
Other Expenses                .17%             .25%             .20%             .17%             .20%             .25%
Total Operating
  Expenses                   1.67%2           1.70%2           1.70%2           1.92%            1.95%            2.00%

                          Nations
                       International       Nations          Nations
                          Equity          Emerging      Pacific Growth
                           Fund         Markets Fund         Fund
SHAREHOLDER
  TRANSACTION
  EXPENSES
Sales Load Imposed
  on Purchases               None             None             None
Maximum Deferred
  Sales Charge (as a
  percentage of the
  lower of the
  original purchase
  price or
  redemption
  proceeds)                  5.00%1           5.00%1           5.00%1
ANNUAL FUND
  OPERATING EXPENSES
  (as a percentage
  of average net
  assets)
Management Fees               .90%            1.10%             .90%
Rule 12b-1 Fees               .75%             .75%             .75%
Shareholder
  Servicing Fees              .25%             .25%             .25%
Other Expenses                .20%             .80%             .80%
Total Operating
  Expenses                   2.10%            2.90%            2.70%

1 5.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter.
2 After any waivers and reimbursements.

EXAMPLES:

An investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                         Nations            Nations                                                  Nations
                      Nations            Equity            Balanced            Nations            Nations          Disciplined
                       Value             Income             Assets         Capital Growth     Emerging Growth        Equity
                       Fund               Fund               Fund               Fund               Fund               Fund

1 Year               $      67          $      67          $      67          $      69          $      70          $      70
3 Years              $      83          $      84          $      84          $      90          $      91          $      93
5 Years              $     111          $     112          $     112          $     124          $     125                N/A
10 Years             $     198          $     201          $     201          $     224          $     227                N/A

                      Nations            Nations            Nations
                   International        Emerging            Pacific
                      Equity             Markets            Growth
                       Fund               Fund               Fund
1 Year               $      71          $      79          $      77
3 Years              $      96          $     120          $     114
5 Years              $     133                N/A                N/A
10 Years             $     243                N/A                N/A

An investment of $1,000 would incur the following expenses, assuming a 5% annual return but no redemption.

                                         Nations            Nations            Nations            Nations            Nations
                      Nations            Equity            Balanced            Capital           Emerging          Disciplined
                       Value             Income             Assets             Growth             Growth             Equity
                       Fund               Fund               Fund               Fund               Fund               Fund

1 Year               $      17          $      17          $      17          $      19          $      20          $      20
3 Years              $      53          $      54          $      54          $      60          $      61          $      63
5 Years              $      91          $      92          $      92          $     104          $     105                N/A
10 Years             $     198          $     201          $     201          $     224          $     227                N/A

                      Nations            Nations            Nations
                   International        Emerging            Pacific
                      Equity             Markets            Growth
                       Fund               Fund               Fund
1 Year               $      21          $      29          $      27
3 Years              $      66          $      90          $      84
5 Years              $     113                N/A                N/A
10 Years             $     243                N/A                N/A

The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in the Funds will bear either directly or indirectly. Except for the Nations Emerging Markets Fund and Nations Pacific Growth Fund, which fees and expenses are based on estimates, the figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. The "Other Expenses" figures in the above table are based on estimates for the current fiscal year. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed." Absent fee waivers and reimbursements, "Rule 12b-1 Fees" and "Total Operating Expenses" would have been as follows: Nations Value Fund -- .75% and 1.92%, respectively; Nations Equity Income Fund -- .75% and 1.95%, respectively; and Nations Balanced Assets Fund -- .75% and 1.95%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Financial information is not available for Nations Portfolios because it is a new Registrant. For more information see "Organization and History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND

                                                                                         SIX MONTHS
                                                                                           ENDED               YEAR
                                                                                          05/31/95             ENDED
INVESTOR N SHARES                                                                       (UNAUDITED)          11/30/94
Operating performance:
Net asset value, beginning of period                                                    $   12.94           $   13.71
Net investment income                                                                        0.10                0.15
Net realized and unrealized gain/(loss) on investments                                       2.10               (0.22)
Net increase/(decrease) in net assets resulting from investment operations                   2.20               (0.07)
Distributions:
Dividends from net investment income                                                        (0.09)              (0.16)
Distributions from net realized capital gains                                               (0.67)              (0.54)
Total distributions                                                                         (0.76)              (0.70)
Net asset value, end of period                                                          $   14.38           $   12.94
Total return++                                                                              18.20%              (0.69)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                    $  59,231           $  42,530
Ratio of operating expenses to average net assets                                            1.66%+              1.68%
Ratio of net investment income to average net assets                                         1.42%+              1.10%
Portfolio turnover rate                                                                        36%                 75%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                             1.66%+              1.68%
Net investment income per share before fee waivers and/or expense reimbursements        $    0.10           $    0.15


                                                                                           PERIOD
                                                                                           ENDED
INVESTOR N SHARES                                                                        11/30/93*
Operating performance:
Net asset value, beginning of period                                                    $   13.08
Net investment income                                                                        0.11
Net realized and unrealized gain/(loss) on investments                                       0.63
Net increase/(decrease) in net assets resulting from investment operations                   0.74
Distributions:
Dividends from net investment income                                                        (0.11)
Distributions from net realized capital gains                                                  --
Total distributions                                                                         (0.11)
Net asset value, end of period                                                          $   13.71
Total return++                                                                               5.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                    $  10,449
Ratio of operating expenses to average net assets                                            1.71%+
Ratio of net investment income to average net assets                                         1.23%+
Portfolio turnover rate                                                                        64%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                             1.72%+
Net investment income per share before fee waivers and/or expense reimbursements        $    0.11

 * The Nations Value Fund Investor N Shares commenced operations on June 7,
   1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND
                                                                                                              YEAR
                                                                                                             ENDED
INVESTOR N SHARES                                                                                           05/31/95
Operating performance:
Net asset value, beginning of period                                                                      $   11.40
Net investment income                                                                                          0.34
Net realized and unrealized gain on investments                                                                1.11
Net increase in net assets resulting from investment operations                                                1.45
Distributions:
Dividends from net investment income                                                                          (0.35)
Distributions from net realized capital gains                                                                 (0.73)
Total distributions                                                                                           (1.08)
Net asset value, end of period                                                                            $   11.77
Total return++                                                                                                14.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                      $  75,371
Ratio of operating expenses to average net assets                                                              1.67%
Ratio of net investment income to average net assets                                                           3.00%
Portfolio turnover rate                                                                                         158%
Ratio of operating expenses to average net assets without waivers and reimbursements                           1.68%
Net investment income per share without waivers and reimbursements                                        $    0.34

                                                                                                             PERIOD

                                                                                                             ENDED

INVESTOR N SHARES                                                                                          05/31/94*

Operating performance:
Net asset value, beginning of period                                                                      $   11.98

Net investment income                                                                                          0.37

Net realized and unrealized gain on investments                                                                0.22

Net increase in net assets resulting from investment operations                                                0.59

Distributions:
Dividends from net investment income                                                                          (0.36)

Distributions from net realized capital gains                                                                 (0.81)

Total distributions                                                                                           (1.17)

Net asset value, end of period                                                                            $   11.40

Total return++                                                                                                 4.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                      $  46,043

Ratio of operating expenses to average net assets                                                              1.69%+

Ratio of net investment income to average net assets                                                           2.66%+

Portfolio turnover rate                                                                                         116%

Ratio of operating expenses to average net assets without waivers and reimbursements                           1.70%+

Net investment income per share without waivers and reimbursements                                        $    0.37


 * The Nations Equity Income Investor N Shares commenced operations on June 7, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

NATIONS BALANCED ASSETS FUND
                                                                                            SIX MONTHS
                                                                                              ENDED              YEAR
                                                                                             05/31/95           ENDED
INVESTOR N SHARES                                                                          (UNAUDITED)         11/30/94
Operating performance:
Net asset value, beginning of period                                                       $   10.40         $   10.85
Net investment income                                                                           0.12              0.17
Net realized and unrealized gain/(loss) on investments                                          1.14             (0.44)
Net increase/(decrease) in net assets resulting from investment operations                      1.26             (0.27)
Distributions:
Dividends from net investment income                                                           (0.10)            (0.18)
Distributions from net realized gains                                                          (0.02)               --
Total distributions                                                                            (0.12)            (0.18)
Net asset value, end of period                                                             $   11.54         $   10.40
Total return++                                                                                 12.21%            (2.51)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $  57,085         $  52,905
Ratio of operating expenses to average net assets                                               1.74%+            1.73%
Ratio of net investment income to average net assets                                            2.36%+            1.56%
Portfolio turnover rate                                                                          101%              156%
Ratio of operating expenses to average net assets before fee waivers                            1.74%+            1.74%
Net investment income per share before fee waivers                                         $    0.12         $    0.17


                                                                                              PERIOD
                                                                                              ENDED
INVESTOR N SHARES                                                                           11/30/93*
Operating performance:
Net asset value, beginning of period                                                       $   10.61
Net investment income                                                                           0.14
Net realized and unrealized gain/(loss) on investments                                          0.23
Net increase/(decrease) in net assets resulting from investment operations                      0.37
Distributions:
Dividends from net investment income                                                           (0.13)
Distributions from net realized gains                                                             --
Total distributions                                                                            (0.13)
Net asset value, end of period                                                             $   10.85
Total return++                                                                                  3.45%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $  27,982
Ratio of operating expenses to average net assets                                               1.65%+
Ratio of net investment income to average net assets                                            2.07%+
Portfolio turnover rate                                                                           50%
Ratio of operating expenses to average net assets before fee waivers                            1.72%+
Net investment income per share before fee waivers                                         $    0.14

 * The Nations Balanced Assets Fund Investor N Shares commenced operations on June 7, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND

                                                                                            SIX MONTHS
                                                                                              ENDED              YEAR
                                                                                             05/31/95           ENDED
INVESTOR N SHARES                                                                          (UNAUDITED)         11/30/94
Operating performance:
Net asset value, beginning of period                                                       $   11.17         $   11.05
Net investment income/(loss)                                                                    0.00(a)          (0.01)
Net realized and unrealized gain on investments                                                 1.37              0.13
Net increase in net assets resulting from investment operations                                 1.37              0.12
Distributions:
Dividends from net investment income                                                              --                --
Distributions from net realized gains                                                          (0.26)            (0.00)(a)
Total distributions                                                                            (0.26)            (0.00)(a)
Net asset value, end of period                                                             $   12.28         $   11.17
Total return++                                                                                 12.64%             1.12%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $  30,855         $  23,591
Ratio of operating expenses to average net assets                                               1.91%+            1.90%
Ratio of net investment income/(loss) to average net assets                                     0.03%+           (0.15)%
Portfolio turnover rate                                                                           43%               56%
Ratio of operating expenses to average net assets before fee waivers                            1.97%+            1.91%
Net investment income/(loss) per share before fee waivers                                  $   (0.03)        $   (0.01)


                                                                                              PERIOD
                                                                                               ENDED
INVESTOR N SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of period                                                       $   10.55
Net investment income/(loss)                                                                   (0.01)
Net realized and unrealized gain on investments                                                 0.53
Net increase in net assets resulting from investment operations                                 0.52
Distributions:
Dividends from net investment income                                                           (0.02)
Distributions from net realized gains                                                             --
Total distributions                                                                            (0.02)
Net asset value, end of period                                                             $   11.05
Total return++                                                                                  4.95%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $   9,511
Ratio of operating expenses to average net assets                                               1.80%+
Ratio of net investment income/(loss) to average net assets                                    (0.16)%+
Portfolio turnover rate                                                                           81%
Ratio of operating expenses to average net assets before fee waivers                            1.89%+
Net investment income/(loss) per share before fee waivers                                  $   (0.02)

 * The Nations Capital Growth Fund Investor N Shares commenced operations on June 7, 1993.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 (a) Value represents less than $0.01 per share.

NATIONS EMERGING GROWTH FUND

                                                                                            SIX MONTHS
                                                                                              ENDED              YEAR
                                                                                             05/31/95           ENDED
INVESTOR N SHARES                                                                          (UNAUDITED)        11/30/94#
Operating performance:
Net asset value, beginning of period                                                       $   11.24         $   10.82
Net investment income/(loss)                                                                   (0.03)            (0.14)
Net realized and unrealized gain on investments                                                 0.94              0.70
Net increase in net assets resulting from investment operations                                 0.91              0.56
Distributions:
Distributions from net realized gains                                                          (0.40)            (0.14)
Total distributions                                                                            (0.40)            (0.14)
Net asset value, end of period                                                             $   11.75         $   11.24
Total return++                                                                                  8.60%             5.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $  22,326         $  15,909
Ratio of operating expenses to average net assets                                               1.97%+            2.01%
Ratio of net investment income/(loss) to average net assets                                    (0.90)%+          (1.29)%
Portfolio turnover rate                                                                           69%              129%
Ratio of operating expenses to average net assets before fee waivers                            1.98%+            2.01%
Net investment income/(loss) per share before fee waivers                                  $   (0.03)        $   (0.09)


                                                                                              PERIOD
                                                                                               ENDED
INVESTOR N SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of period                                                       $    9.88
Net investment income/(loss)                                                                   (0.02)
Net realized and unrealized gain on investments                                                 0.96
Net increase in net assets resulting from investment operations                                 0.94
Distributions:
Distributions from net realized gains                                                             --
Total distributions                                                                               --
Net asset value, end of period                                                             $   10.82
Total return++                                                                                  9.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $   3,594
Ratio of operating expenses to average net assets                                               1.80%+
Ratio of net investment income/(loss) to average net assets                                    (1.15)%+
Portfolio turnover rate                                                                          159%
Ratio of operating expenses to average net assets before fee waivers                            2.01%+
Net investment income/(loss) per share before fee waivers                                  $   (0.03)

 * The Nations Emerging Growth Fund Investor N Shares commenced operations on June 7, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND

                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                       05/31/95
INVESTOR N SHARES                                                                                    (UNAUDITED)#
Operating performance:
Net asset value, beginning of period                                                                 $   13.02
Net investment income/(loss)                                                                              0.02
Net realized and unrealized gain/(loss) on investments                                                    1.35
Net increase/(decrease) in net assets resulting from investment operations                                1.37
Distributions:
Dividends from net investment income                                                                        --
Distributions from net realized gains                                                                       --
Return of capital                                                                                           --
Total distributions                                                                                         --
Net asset value, end of period                                                                       $   14.39
Total return++                                                                                           10.52%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $     918
Ratio of operating expenses to average net assets                                                         1.94%+
Ratio of net investment income/(loss) to average net assets                                               0.37%+
Portfolio turnover rate                                                                                     98%
Ratio of operating expenses to average net assets before fee waivers                                      2.65%+
Net investment income/(loss) per share before fee waivers                                            $   (0.02)


                                                                                                        PERIOD

                                                                                                         ENDED

INVESTOR N SHARES                                                                                      11/30/94*

Operating performance:
Net asset value, beginning of period                                                                 $   12.77

Net investment income/(loss)                                                                             (0.02)

Net realized and unrealized gain/(loss) on investments                                                    0.28

Net increase/(decrease) in net assets resulting from investment operations                                0.26

Distributions:
Dividends from net investment income                                                                     (0.01)

Distributions from net realized gains                                                                       --

Return of capital                                                                                        (0.00)(a)

Total distributions                                                                                      (0.01)

Net asset value, end of period                                                                       $   13.02

Total return++                                                                                            2.02%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $     177

Ratio of operating expenses to average net assets                                                         2.09%+

Ratio of net investment income/(loss) to average net assets                                              (0.84)%+

Portfolio turnover rate                                                                                    177%

Ratio of operating expenses to average net assets before fee waivers                                      2.52%+

Net investment income/(loss) per share before fee waivers                                            $   (0.03)


 * The Nations Disciplined Equity Fund Investor N Shares commenced operations on May 20, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
(a) Value represents less than $0.01 per share.
 # Per share numbers have been calculated using the monthly average shares method.

NATIONS INTERNATIONAL EQUITY FUND

                                                                                                         YEAR
                                                                                                        ENDED
INVESTOR N SHARES                                                                                     05/31/95#
Operating performance:
Net asset value, beginning of period                                                                 $   11.96
Net investment income/(loss)                                                                              0.05
Net realized and unrealized gain/(loss) on investments                                                   (0.22)
Net increase/(decrease) in net assets resulting from investment operations                               (0.17)
Distributions:
Dividends from net investment income                                                                     (0.01)
Distributions from net realized capital gains                                                            (0.12)
Distributions in excess of net realized capital gains                                                    (0.10)
Total distributions                                                                                      (0.23)
Net asset value, end of period                                                                       $   11.56
Total return++                                                                                           (1.30)%
Ratios to average net assets/supplemental data:
Net assets, end of period in (000's):                                                                $  31,372
Ratio of operating expenses to average net assets                                                         1.78%
Ratio of net investment income/(loss) to average net assets                                               0.42%
Portfolio turnover rate                                                                                     92%
Ratio of operating expenses to average net assets without waivers and reimbursements                      1.79%
Net investment income/(loss) per share without waivers and reimbursements                            $    0.05

                                                                                                        PERIOD

                                                                                                        ENDED

INVESTOR N SHARES                                                                                     05/31/94*#

Operating performance:
Net asset value, beginning of period                                                                 $   10.51

Net investment income/(loss)                                                                             (0.00)**

Net realized and unrealized gain/(loss) on investments                                                    1.51

Net increase/(decrease) in net assets resulting from investment operations                                1.51

Distributions:
Dividends from net investment income                                                                     (0.04)

Distributions from net realized capital gains                                                            (0.02)

Distributions in excess of net realized capital gains                                                       --

Total distributions                                                                                      (0.06)

Net asset value, end of period                                                                       $   11.96

Total return++                                                                                           14.32%

Ratios to average net assets/supplemental data:
Net assets, end of period in (000's):                                                                $  17,349

Ratio of operating expenses to average net assets                                                         1.92%+

Ratio of net investment income/(loss) to average net assets                                              (0.00)%+

Portfolio turnover rate                                                                                     39%

Ratio of operating expenses to average net assets without waivers and reimbursements                      1.93%+

Net investment income/(loss) per share without waivers and reimbursements                            $   (0.00)**


 * The Nations International Equity Fund Investor N Shares commenced operations on June 7, 1993.
** Amount represents less than $0.01.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

   Objectives

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: The Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.

NATIONS EQUITY INCOME FUND: The Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which NationsBank believes have favorable prospects for increasing dividend income and/or capital appreciation.

NATIONS BALANCED ASSETS FUND: The Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of NationsBank, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.

NATIONS EMERGING GROWTH FUND: The Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.

NATIONS DISCIPLINED EQUITY FUND: The Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by NationsBank to have the potential for significant increases in earnings per share.

INTERNATIONAL FUNDS:

NATIONS INTERNATIONAL EQUITY FUND: The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

NATIONS EMERGING MARKETS FUND: The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).

   How Objectives Are Pursued

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a universe of approximately 800 stocks monitored by NationsBank. NationsBank closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by NationsBank to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. NationsBank also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on NationsBank's judgment of their total return potential. NationsBank buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by NationsBank in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. NationsBank believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. NationsBank will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, NationsBank believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500 Index, a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, NationsBank believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.

To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by NationsBank. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by NationsBank. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when NationsBank believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S.

issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, NationsBank will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, NationsBank will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, NationsBank believes that common stocks typically offer the best opportunity for long-term capital appreciation, and that high quality companies with above average earnings growth and return on equity offer the best growth prospects among common stocks.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet NationsBank's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with records of above-average earnings growth and above-average capital growth potential. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc.
(collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments, see "Appendix A."

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above average earnings growth relative to the Standard & Poor's 500
         Stock Index ("S&P 500 Index");
(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and
(Bullet) above average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;

(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year, and efficient response to changing market conditions, NationsBank seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by NationsBank. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and NationsBank will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, NationsBank will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that NationsBank, as investment adviser, believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for purchase by the Fund, NationsBank utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. NationsBank believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. NationsBank also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.

INTERNATIONAL FUNDS:

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that NationsBank and the Fund's sub-investment adviser believe have potential for growth of capital. The Fund also may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50 percent of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined by NationsBank and/or the Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a sin-gle country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund," below. When allocating investments among individual countries, NationsBank and/or the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. NationsBank and the sub-investment adviser seek to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. NationsBank and the sub-investment adviser believe that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Phillippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by NationsBank and/or the Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities issued by non-Japanese companies that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund," below. When allocating investments among individual countries, NationsBank and the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND AND NATIONS PACIFIC GROWTH FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks that investors should be aware of.

Investors in The Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.

The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Growth Fund and Nations Pacific Growth Fund.

GENERAL: Each Fund may invest in certain specified derivative securities, including: exchange-traded op-tions; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. The Nations Balanced Assets Fund also may engage in dollar roll transactions. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies. Each Fund (except the Nations Balanced Assets
Fund) may invest in real estate investment trust securities.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although NationsBank will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in a common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than short-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), and assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.

Set forth below is certain performance data for the Pacific Ex-Japan Composite and the Emerging Markets Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite and the Emerging Markets Composite have investment objectives, policies and restrictions that are substantially similar to those of the Nations Pacific Growth Fund and Nations Emerging Markets Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Pacific Growth Fund and Nations Emerging Markets Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NATIONSBANK, NATIONS GARTMORE INVESTMENT MANAGEMENT OR THE FUNDS.

                                           Average Annual Total
                                          Return for the Periods
PACIFIC EX-JAPAN                            Indicated through
  COMPOSITE                                  March 31, 1995*

One Year                                            4.90%
Three Year                                         24.50%
Five Year                                          15.70%
Since Inception on January 1, 1988                 22.20%

Annual Total Returns*

   1988        1989        1990        1991        1992        1993        1994

  10.70%      56.10%     (1.50)%      20.30%      21.10%     106.90%     (15.10)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                           Average Annual Total
                                          Return for the Periods
EMERGING MARKETS                            Indicated through
  COMPOSITE                                  March 31, 1995*

One Year                                            (24.40)%
Since Inception on January 1, 1993                    9.60%

Annual Total Returns*

   1993        1994

  73.90%     (20.20)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                           Average Annual Total
                                          Return for the Periods
NATIONS INTERNATIONAL EQUITY                Indicated through
  FUND -- INVESTOR N SHARES                   March 31, 1995

One Year                                           (2.08)%
Since Inception on June 7, 1993                     5.09%

Annual Total Returns

   1994
  1.77%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolio and the Funds' operating expenses. Investment performance also often reflects the risks associated with the Funds' investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor N Shares, the Funds offer Trust A, Trust B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios, respectively.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.

Nations Gartmore Investment Management ("Nations Gartmore"), with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994, the Gartmore Group had over $30 billion in assets under management.

Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc. and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, NationsBank (and/or Nations Gartmore) formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. NationsBank (and/or Nations Gartmore) is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank (and/or Nations Gartmore) or which have sold shares in such Funds, if NationsBank (and/or Nations Gartmore) believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; and 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund, and 0.90% of the average daily net assets of Nations Pacific Growth Fund.

For services provided and expenses assumed pursuant to sub-advisory agreements, NationsBank will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.70% of Nations International Equity Fund's daily net assets; 0.85% of Nations Emerging Markets Fund's daily net assets; and

0.70% of Nations Pacific Growth Fund's daily net assets. For the fiscal year ended May 31, 1995, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets. Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.

From time to time, NationsBank (and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.05%; Nations Value Fund -- 0.74%; and Nations Balanced Assets Fund -- 0.75%. For the fiscal year ended November 30, 1994, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.21% of the Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank advisory fees at the rate of 0.40% of the Nations International Equity Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank advisory fees at the rate of 0.68% of the Nations Equity Income Fund's average daily net assets.

Andrew Fleming is the principal portfolio manager of the Nations Emerging Markets Fund. Mr. Fleming is Chief Investment Officer for Nations Gartmore and head of the emerging markets team. Mr. Fleming joined Gartmore in 1984 as an analyst and fund manager on the European desk. In 1986, he joined the Far East team and, in 1993, became head of the Far East desk. Mr. Fleming was then promoted to head of overseas equities. He graduated from University of York, England.

Sharon M. Herrmann has been the principal portfolio manager for Nations Value Fund since its inception in 1989. Ms. Herrmann is a Senior Vice President and Director of the Value Equity Style Group and personally manages the core value equity funds of NationsBank's trust investment division. Ms. Herrmann has over 20 years investment experience with NationsBank. Ms. Herrmann earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research.

Philip J. Sanders, a member of the Value Equity Group, has been the principal portfolio manager for the Nations Capital Growth Fund since May of 1995. Mr. Sanders is also the Vice President and Fund Manager of the Nations Balanced Target Maturity Fund. Mr. Sanders joined NationsBank in 1988 and prior to joining NationsBank he was employed at Duke Power Company for six years where he supervised and performed various types of detailed financial analysis. He holds a B.A. in Economics from the University of Michigan and a M.B.A. from the University of North Carolina in Charlotte. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Julie L. Hale is the Vice President and Manager of the Balanced Assets Group and Co-Manager of the Equity Income Group and has been the principal portfolio manager for the Nations Balanced Assets Fund since May of 1995. Ms. Hale joined NationsBank in 1991 and was previously employed with National City Bank in Ohio and the Mercantile Safe Deposit & Trust Company in Baltimore, Maryland. She received a B.S. from Mount St. Mary's College and an M.B.A. from Kent State University. She is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Edward E. Smiley is a Senior Vice President of NationsBank and has been the principal portfolio manager for Nations Emerging Growth Fund since 1992. Mr. Smiley received his B.B.A. in Management from Southern Methodist University in 1966 and is a Chartered Financial Analyst. After serving in investment positions with Merrill Lynch and Dean Witter, Mr. Smiley joined Interfirst Investment Management as a senior portfolio manager in 1980. Mr. Smiley manages Emerging-Midcap Funds Style for NationsBank. Mr. Smiley also serves as one of the officer members on the Growth Equity Style Group. Mr. Smiley is a member of the Association for Investment Management and Research and the Dallas Association of Investment Analysts. Mr. Smiley has over 25 years of investment experience.

Steve Smith, a Senior Vice President at NationsBank, has been portfolio manager for Nations Disciplined Equity Fund since April, 1995. Mr. Smith has approximately twenty years of investment management experience, the last twelve years with NationsBank and its affiliates. Mr. Smith is a Chartered Financial Analyst and a member of the Association of Investment Management and Research. Mr. Smith earned a B.S. in engineering and an M.B.A. from the University of Alabama.

Seok Teoh is the principal portfolio manager of the Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in

Tokyo, Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.

Stephen Watson has been the principal portfolio manager of the Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.

Eric S. Williams, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Equity Income Fund since 1991. Mr. Williams is Senior Portfolio Manager for NationsBank's investment management division's Equity Income Style Group. He has a B.S. in Business Administration, SUMMA CUM LAUDE, from East Carolina University and has an M.B.A. in Finance from Indiana University. Mr. Williams has been with NationsBank's investment management division since 1986. He is a member of the Association for Investment Management and Research and is on the Advisory Board of Indiana University's Reese Investment Fund.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank has advised NationsBank, Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios that NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of Nations International Equity Fund's and Nations Equity Income Fund's average daily net assets.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds.

Stephens may pay, out of its own resources, service fees or commissions to selling agents which assist customers in purchasing Investor N Shares of the Funds. See "Shareholder Servicing and Distribution Plans."

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35, 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund.

NationsBank of Texas, N.A. ("NationsBank of Texas" and collectively with Morgan Guaranty, called the "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly
(i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it serves as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds.

TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor N Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as independent accountants to Nations Fund. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor N Shares, are deducted from accrued income before dividends are declared. These Fund expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Nations Gartmore, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor N Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or Boards of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor N Shares of the following funds of Nations Fund Trust: Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Each share in Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations International Equity Fund and Nations Equity Income Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI of Nations Fund, Inc. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 28, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations Emerging Markets Fund and Nations Pacific Growth Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company, Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor N Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents").

There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet)  $500 for Individual Retirement Account ("IRA") investors;

(Bullet)  $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below. Investor N Shares of each Fund may be purchased only in amounts of less than $250,000.

Investor N Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor N Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor N Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor N Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor N Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Selling Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Selling Agent.

The Selling Agents are responsible for transmitting orders for purchases of Investor N Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor N Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank to their Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Selling Agent.

REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor N Shares of a Fund, a shareholder may reinstate any portion of the proceeds of such redemption in Investor N Shares of the same Fund at the net asset value next determined after a reinstatement request is received by the Transfer Agent, together with the proceeds. A shareholder exercising this privilege would receive a pro-rata credit for any CDSC paid in connection with the redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares purchased through the reinstatement privilege.

TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to request such transactions in writing. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And Distribution Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor N Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor N Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor N Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor N Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor N Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.

DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Distribution Plan with respect to Investor N Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor N Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees and Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor N Shares.

The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or the Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreements between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor N Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor N Shares, as described below, there is no redemption charge.
Redemption proceeds are normally wired to the redeeming Selling Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor N Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor N Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Investor N Shares of the Funds are sold without an initial sales charge, but a CDSC will be imposed if such shares are redeemed within six years of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions. Subject to the exclusions described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested, according to the following table:

                                         Contingent Deferred
                                          Sales Charge as a
                                        Percentage of Dollar
Year Since Purchase Made              Amount Subject to Charge
First                                              5.0%
Second                                             4.0%
Third                                              3.0%
Fourth                                             2.0%
Fifth                                              2.0%
Sixth                                              1.0%
Seventh and thereafter                             None

In determining whether a CDSC is payable on any redemption, the Funds will first redeem shares not subject to any charge, and then shares held longest during the six year period. This will result in you paying the lowest possible CDSC. For information on how sales charges are calculated if you exchange and then redeem your shares, see "How to Exchange Shares." Solely for purposes of determining the number of years from the date of purchase of shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month.

The CDSC will be waived on redemptions of Investor N Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor N Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. In addition, the CDSC will be waived on Investor N Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Fund or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor N Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor N Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor N Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor N Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Fund at any time.

   How To Exchange Shares

The exchange feature enables a shareholder of Investor N Shares of a non-money market fund offered by Nations Fund (including the Funds) to acquire shares of the same class that are offered by any other fund of Nations Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund),

Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, or Investor C Shares of any money market fund of Nations Fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.

No CDSC will be imposed in connection with an exchange of Investor N Shares that meets the requirements discussed in this section. If a shareholder acquires Investor N Shares of another fund through an exchange, the CDSC schedule applicable to the acquired fund (except as discussed below) will be applied to any redemption of the acquired shares. Additionally, if a shareholder acquires, through an exchange of Investor N Shares of a Fund, Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares (and any other Investor A or Investor C Shares acquired through the exchange of such shares) will remain subject to the CDSC schedule applicable to the Investor N Shares last exchanged. A redemption of shares acquired through an exchange of Investor N Shares will, in all events, be subject to the highest CDSC schedule applicable to any shares that were exchanged within the 30 days prior to the redemption.

Furthermore, the holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon redemption is based upon the total holding period of Investor N Shares of a non-money market fund that charges a CDSC.

The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Any such limit will be made on a prospective basis only upon not less than 10 days notice to shareholders. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor N Shares exchanged must have a current value of at least $1,000. Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: The Funds distribute any net investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor N Shares will be reduced by the amount of any dividend or distribution. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor N Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor N Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Funds of liability for Federal income taxes on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.)

Corporate investors in the Funds (except Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund) may be entitled to the dividends received deduction on all or a portion of such Funds' dividends. Corporate shareholders of the Nations International Equity Fund, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Portions of the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage backed securities, see the related SAI.

Non-mortgage asset backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emer-gency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account as described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when NationsBank and/or the Sub-Adviser believe that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the executive of these contracts. NationsBank and/or the Sub-Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If NationsBank or Nations Gartmore incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank or Nations Gartmore, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank and/or Nations Gartmore expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, NationsBank will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. NationsBank will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activ-ity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or bro-ker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

                         NATIONS FUND PORTFOLIOS, INC.
                       Supplement dated December 20, 1995
                     to Prospectus dated September 30, 1995
                              FINANCIAL HIGHLIGHTS
                                  (Unaudited)
       The Prospectus for the Investor N Shares of the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund is hereby supplemented as follows:

                                                          Nations            Nations          Nations
                                                      Emerging Markets    Pacific Growth    Global Govt.
                                                            Fund               Fund         Income Fund
                                                        Period Ended       Period Ended     Period Ended
                                                         9/30/95*#          9/30/95*#         9/30/95*
For a Share Outstanding Throughout the Period
Net asset value, beginning of period...............       $  10.00           $  10.00         $  10.00
Net investment income/(loss)##.....................          (0.02)             (0.01)            0.10
Net realized and unrealized gain/(loss) on
  investments......................................          (0.13)             (0.30)            0.04
Net increase/(decrease) in net assets resulting
  from investment operations.......................          (0.15)             (0.31)            0.14
Distributions:
  Dividends from net investment income.............            N/A                N/A            (0.10)
  Total Distributions..............................            N/A                N/A            (0.10)
Net asset value, end of period.....................       $   9.85           $   9.69         $  10.04
Total return++.....................................          (1.50)%            (3.10)%          1.46%
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's).............       $    386           $    385         $    110
  Ratio of operating expenses to average net
     assets........................................           2.90%+             2.70%+           2.30%+
  Ratio of net investment income/(loss) to average
     net assets....................................          (1.03)%+           (0.85)%+          4.61%+
  Portfolio turnover rate..........................             10%                 3%             104%

 * The Fund's Investor N Shares commenced operations on June 30, 1995.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

Prospectus

                                   INVESTOR N SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the NATIONS SHORT-TERM
INCOME FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT
FUND, NATIONS GOVERNMENT SECURITIES FUND, NATIONS
STRATEGIC FIXED INCOME FUND, NATIONS DIVERSIFIED
INCOME FUND AND NATIONS GLOBAL GOVERNMENT INCOME
FUND (the "Funds") of the Nations Fund Family
("Nations Fund" or "Nations Fund Family"). This
Prospectus describes one class of shares of the Funds -- Investor N Shares.

This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor N Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below.The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios dated April 3, 1995, September 30, 1995 and September 30, 1995, respectively, are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    Nations Short-Term
                                                    Income Fund

                                                    Nations Short-Intermediate
                                                    Government Fund

                                                    Nations Government
                                                    Securities Fund

                                                    Nations Strategic Fixed
                                                    Income Fund

                                                    Nations Diversified
                                                    Income Fund

                                                    Nations Global
                                                    Government Income Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    Nations Fund

BONDPN

About The Funds
                            Table  Of  Contents

                            Expenses Summary                                   3

                            Financial Highlights                               4

                            Objectives                                         7

                            How Objectives Are Pursued                         7

                            How Performance is Shown                          12

                            How the Funds Are Managed                         13

                            Organization and History                          16

About Your Investment

                            How to Buy Shares                                 17

                            Shareholder Servicing and Distribution Plans      18

                            How to Redeem Shares                              19

                            How to Exchange Shares                            21

                            How the Funds Value Their Shares                  22

                            How Dividends and Distributions are Made; Tax Information 22

                            Appendix A -- Portfolio Securities                23

                            Appendix B -- Description of Ratings              30


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor N Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

                                                                     Nations
                                                  Nations            Short-           Nations            Nations
                                                Short-Term        Intermediate      Government       Strategic Fixed
SHAREHOLDER TRANSACTION EXPENSES                Income Fund      Government Fund  Securities Fund      Income Fund

Sales Load Imposed on Purchases                       None            None             None                  None
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)              None           4.00%2           5.00%1                 5.00%1


                                                  Nations        Nations Global
                                                Diversified        Government
SHAREHOLDER TRANSACTION EXPENSES                Income Fund        Income Fund
Sales Load Imposed on Purchases                       None            None
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)              5.00%1         5.00%1

ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net assets)

Management Fees3                                       .30%           .40%             .50%                   .50%
Rule 12b-1 Fees3                                       .10%           .35%             .40%                   .40%
Shareholder Servicing Fees                             .25%           .25%             .25%                   .25%
Other Expenses                                         .22%           .18%             .30%                   .16%
Total Operating Expenses3                              .87%           1.18%            1.45%                 1.31%

Management Fees3                                       .50%           .70%
Rule 12b-1 Fees3                                       .50%           .75%
Shareholder Servicing Fees                             .25%           .25%
Other Expenses                                         .32%           .60%
Total Operating Expenses3                             1.57%           2.30%

1 5.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter.
2 4.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter.
3 After any waivers and reimbursements.

EXAMPLES:

An investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                       Nations
                                                                       Short-
                                                  Nations           Intermediate            Nations         Nations Strategic
                                                Short-Term           Government           Government              Fixed
                                                Income Fund             Fund            Securities Fund        Income Fund

1 Year                                           $       9            $      52            $      65            $      63
3 Years                                          $      28            $      67            $      76            $      72
5 Years                                          $      48            $      85            $      99            $      92
10 Years                                         $     107            $     143            $     174            $     158


                                                  Nations          Nations Global
                                                Diversified          Government
                                                Income Fund          Income Fund
1 Year                                           $      66            $      73
3 Years                                          $      80            $     102
5 Years                                          $     106                  N/A
10 Years                                         $     187                  N/A

An investment of $1,000 would incur the following expenses, assuming a 5% annual return but no redemption.

                                                                 Nations
                                                                 Short-                                    Nations
                                                              Intermediate            Nations             Strategic
                                                               Government           Government              Fixed
                                                                  Fund            Securities Fund        Income Fund

1 Year                                                          $      12            $      15            $      13
3 Years                                                         $      37            $      46            $      42
5 Years                                                         $      65            $      79            $      72
10 Years                                                        $     143            $     174            $     158


                                                                 Nations          Nations Global
                                                               Diversified          Government
                                                               Income Fund          Income Fund
1 Year                                                          $      16            $      23
3 Years                                                         $      50            $      72
5 Years                                                         $      86                  N/A
10 Years                                                        $     187                  N/A

The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in the Funds will bear either directly or indirectly. Except for the Nations Global Government Income Fund which fees and expenses are based on estimates, certain figures contained in the above table are based on amounts incurred during the Funds' most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed." Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" would have been as follows: Nations Short-Term Income Fund -- .60%,
 .75% and 1.82%, respectively; Nations Short-Intermediate Government
Fund -- .60%, .75%, and 1.78%, respectively; Nations Government Securities
Fund -- .64%, .75%, and 1.94%, respectively; Nations Strategic Fixed Income
Fund -- .60%, .75% and 1.76%, respectively; Nations Diversified Income
Fund -- .60%, .75% and 1.92%, respectively; and Nations Global Government Income Fund -- .70%, .75% and 2.30%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal year of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Financial information is not available for Nations Portfolios because it is a new Registrant. For more information see "Organization and History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND
                                                                                   SIX MONTHS
                                                                                     ENDED                  YEAR
                                                                                    05/31/95               ENDED
INVESTOR N SHARES                                                                 (UNAUDITED)#           11/30/94#
Operating performance:
Net asset value, beginning of period                                              $    9.48             $   10.01
Net investment income                                                                  0.29                  0.47
Net realized and unrealized gain/(loss) on investments                                 0.28                 (0.51)
Net increase/(decrease) in net assets resulting from investment operations             0.57                 (0.04)
Distributions:
Dividends from net investment income                                                  (0.29)                (0.45)
Distributions in excess of net investment income                                         --                 (0.02)
Distributions from capital                                                               --                 (0.02)
Total distributions                                                                   (0.29)                (0.49)
Net asset value, end of period                                                    $    9.76             $    9.48
Total return++                                                                         6.07%                (0.46)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $  10,553             $  16,550
Ratio of operating expenses to average net assets                                      0.86%+                0.85%
Ratio of net investment income to average net assets                                   6.00%+                4.88%
Portfolio turnover rate                                                                 145%                  293%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.21%+                1.17%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.26             $    0.44


                                                                                     PERIOD
                                                                                     ENDED
INVESTOR N SHARES                                                                  11/30/93*
Operating performance:
Net asset value, beginning of period                                              $    9.94
Net investment income                                                                  0.22
Net realized and unrealized gain/(loss) on investments                                 0.07
Net increase/(decrease) in net assets resulting from investment operations             0.29
Distributions:
Dividends from net investment income                                                  (0.22)
Distributions in excess of net investment income                                         --
Distributions from capital                                                               --
Total distributions                                                                   (0.22)
Net asset value, end of period                                                    $   10.01
Total return++                                                                         2.96%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $  39,861
Ratio of operating expenses to average net assets                                      0.72%+
Ratio of net investment income to average net assets                                   4.92%+
Portfolio turnover rate                                                                 121%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.14%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.21

  * The Nations Short-Term Income Fund Investor N Shares commenced operations on June 7, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                                  SIX MONTHS
                                                                                     ENDED                YEAR
                                                                                   05/31/95               ENDED
INVESTOR N SHARES                                                                 (UNAUDITED)           11/30/94
Operating performance:
Net asset value, beginning of period                                             $     3.93           $     4.28
Net investment income                                                                  0.11                 0.20
Net realized and unrealized gain/(loss) on investments                                 0.16                (0.33)
Net increase/(decrease) in net assets resulting from investment operations             0.27                (0.13)
Distributions:
Dividends from net investment income                                                  (0.11)               (0.20)
Distributions in excess of net investment income                                         --                (0.00)#
Distributions from net realized capital gains                                            --                (0.02)
Total distributions                                                                   (0.11)               (0.22)
Net asset value, end of period                                                   $     4.09           $     3.93
Total return++                                                                         6.93%               (2.81)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                             $   10,771           $   10,974
Ratio of operating expenses to average net assets                                      1.18%+               1.19%
Ratio of net investment income to average net assets                                   5.47%+               5.16%
Portfolio turnover rate                                                                 130%                 133%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.39%+               1.40%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                 $     0.10           $     0.19


                                                                                     PERIOD
                                                                                     ENDED
INVESTOR N SHARES                                                                  11/30/93*
Operating performance:
Net asset value, beginning of period                                              $    4.26
Net investment income                                                                  0.09
Net realized and unrealized gain/(loss) on investments                                 0.02
Net increase/(decrease) in net assets resulting from investment operations             0.11
Distributions:
Dividends from net investment income                                                  (0.09)
Distributions in excess of net investment income                                         --
Distributions from net realized capital gains                                            --
Total distributions                                                                   (0.09)
Net asset value, end of period                                                    $    4.28
Total return++                                                                         2.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $   8,847
Ratio of operating expenses to average net assets                                      1.15%+
Ratio of net investment income to average net assets                                   4.80%+
Portfolio turnover rate                                                                  92%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.39%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.09

 * The Nations Short-Intermediate Government Fund Investor N Shares commenced operations on June 7, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Value represents less than $0.01 per share.

NATIONS GOVERNMENT SECURITIES FUND

                                                                                                             YEAR
                                                                                                             ENDED
INVESTOR N SHARES                                                                                          05/31/95#
Operating performance:
Net asset value, beginning of period                                                                      $    9.80
Net investment income                                                                                          0.58
Net realized and unrealized gain/(loss) on investments                                                         0.06
Net increase/(decrease) in net assets resulting from investment operations                                     0.64
Distributions:
Dividends from net investment income                                                                          (0.54)
Dividends in excess of net investment income                                                                     --
Distributions in excess of net realized capital gains                                                            --
Distributions from capital                                                                                    (0.04)
Total distributions                                                                                           (0.58)
Net asset value, end of period                                                                            $    9.86
Total return++                                                                                                 6.86%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                      $  56,155
Ratio of operating expenses to average net assets                                                              1.41%
Ratio of net investment income to average net assets                                                           6.04%
Portfolio turnover rate                                                                                         413%
Ratio of operating expenses to average net assets without waivers and reimbursements                           1.59%
Net investment income per share without waivers and reimbursements                                        $    0.56

                                                                                                            PERIOD

                                                                                                             ENDED

INVESTOR N SHARES                                                                                          05/31/94*

Operating performance:
Net asset value, beginning of period                                                                     $    10.49

Net investment income                                                                                          0.54

Net realized and unrealized gain/(loss) on investments                                                        (0.64)

Net increase/(decrease) in net assets resulting from investment operations                                    (0.10)

Distributions:
Dividends from net investment income                                                                          (0.49)

Dividends in excess of net investment income                                                                  (0.01)

Distributions in excess of net realized capital gains                                                         (0.05)

Distributions from capital                                                                                    (0.04)

Total distributions                                                                                           (0.59)

Net asset value, end of period                                                                           $     9.80

Total return++                                                                                                (1.09)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                     $   56,313

Ratio of operating expenses to average net assets                                                              1.38%+

Ratio of net investment income to average net assets                                                           5.43%+

Portfolio turnover rate                                                                                          56%

Ratio of operating expenses to average net assets without waivers and reimbursements                           1.59%+

Net investment income per share without waivers and reimbursements                                       $     0.52


  * The Nations Government Securities Fund Investor N Shares commenced operations on June 7, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
 # Per Share amounts have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                                                                   SIX MONTHS
                                                                                     ENDED                  YEAR
                                                                                    05/31/95               ENDED
INVESTOR N SHARES                                                                 (UNAUDITED)             11/30/94
Operating performance:
Net asset value, beginning of period                                              $    9.32             $   10.55
Net investment income                                                                  0.26                  0.47
Net realized and unrealized gain/(loss) on investments                                 0.70                 (0.89)
Net increase/(decrease) in net assets resulting from investment operations             0.96                 (0.42)
Distributions:
Dividends from net investment income                                                  (0.26)                (0.45)
Distributions in excess of net investment income                                         --                 (0.02)
Distributions from net realized capital gains                                            --                 (0.34)
Total distributions                                                                   (0.26)                (0.81)
Net asset value, end of period                                                    $   10.02             $    9.32
Total return++                                                                        10.49%                (4.21)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $   2,247             $   2,145
Ratio of operating expenses to average net assets                                      1.33%+                1.33%
Ratio of net investment income to average net assets                                   5.53%+                4.78%
Portfolio turnover rate                                                                 155%                  307%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.44%+                1.41%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.26             $    0.46


                                                                                     PERIOD
                                                                                     ENDED
INVESTOR N SHARES                                                                  11/30/93*
Operating performance:
Net asset value, beginning of period                                              $   10.39
Net investment income                                                                  0.21
Net realized and unrealized gain/(loss) on investments                                 0.17
Net increase/(decrease) in net assets resulting from investment operations             0.38
Distributions:
Dividends from net investment income                                                  (0.21)
Distributions in excess of net investment income                                         --
Distributions from net realized capital gains                                         (0.01)
Total distributions                                                                   (0.22)
Net asset value, end of period                                                    $   10.55
Total return++                                                                         3.64%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $   1,620
Ratio of operating expenses to average net assets                                      1.26%+
Ratio of net investment income to average net assets                                   4.75%+
Portfolio turnover rate                                                                 161%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.42%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.21

 * The Nations Strategic Fixed Income Fund Investor N Shares commenced operations on June 7, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

NATIONS DIVERSIFIED INCOME FUND

                                                                                   SIX MONTHS
                                                                                     ENDED                  YEAR
                                                                                    05/31/95               ENDED
INVESTOR N SHARES                                                                 (UNAUDITED)            11/30/94#
Operating performance:
Net asset value, beginning of period                                              $    9.67             $   10.88
Net investment income                                                                  0.34                  0.67
Net realized and unrealized gain/(loss) on investments                                 0.86                 (1.06)
Net increase/(decrease) in net assets resulting from investment operations             1.20                 (0.39)
Distributions:
Dividends from net investment income                                                  (0.34)                (0.67)
Distributions in excess of net investment income                                         --                 (0.00)##
Distributions from net realized capital gains                                            --                 (0.15)
Total distributions                                                                   (0.34)                (0.82)
Net asset value, end of period                                                    $   10.53             $    9.67
Total return++                                                                        12.64%                (3.77)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $  73,972             $  55,058
Ratio of operating expenses to average net assets                                      1.52%+                1.49%
Ratio of net investment income to average net assets                                   6.78%+                6.56%
Portfolio turnover rate                                                                  67%                  144%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.68%+                1.70%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.33             $    0.65


                                                                                     PERIOD
                                                                                     ENDED
INVESTOR N SHARES                                                                  11/30/93#*
Operating performance:
Net asset value, beginning of period                                              $   10.59
Net investment income                                                                  0.30
Net realized and unrealized gain/(loss) on investments                                 0.29
Net increase/(decrease) in net assets resulting from investment operations             0.59
Distributions:
Dividends from net investment income                                                  (0.30)
Distributions in excess of net investment income                                         --
Distributions from net realized capital gains                                            --
Total distributions                                                                   (0.30)
Net asset value, end of period                                                    $   10.88
Total return++                                                                         5.58%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $  24,630
Ratio of operating expenses to average net assets                                      1.30%+
Ratio of net investment income to average net assets                                   6.27%+
Portfolio turnover rate                                                                  86%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.70%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.27

  * The Nations Diversified Income Fund Investor N Shares commenced operations on June 7, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
## Value represents less than $0.01 per share.

   Objectives

NATIONS SHORT-TERM INCOME FUND: The Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the Fund will have an average dollar weighted maturity of three years or less. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund is expected to have an average dollar weighted maturity between two and seven years.

NATIONS GOVERNMENT SECURITIES FUND: The Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS STRATEGIC FIXED INCOME FUND: The Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may under normal market conditions invest in long-term, intermediate-term and short-term securities and has not placed any limitations on the duration of the portfolio.

NATIONS DIVERSIFIED INCOME FUND: The Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.

NATIONS GLOBAL GOVERNMENT INCOME FUND: The Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.

   How Objectives Are Pursued

NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the following six nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited or its affiliate, IBCA Inc. (collectively, "IBCA") or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix
A -- Asset Backed Securities.")

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, prevailing market or economic conditions warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. U.S. Government Obligations include Treasury obligations, which differ only in their interest rates, maturities and times of issuance. U.S. Government Obligations also include obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). For a more detailed description of the investment practices of this Fund, see "Appendix A -- U.S. Government Obligations" and "Asset Backed Securities."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in NationsBank's opinion, existing circumstances warrant.

NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; debt obligations issued by the U.S. Government, its agencies, authorities and instrumentalities; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix
A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend-paying preferred and common stock.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments determined by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by NationsBank to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase aggreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations Global Government Income Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with NationsBank's and/or the Fund's sub-investment adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by NationsBank and/or the Fund's sub-investment adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated A or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by NationsBank and/or the Fund's sub-investment adviser. The Fund also may invest in securities rated Baa by Moody's or "BBB" by S & P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank and/or the Fund's sub-investment adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. NationsBank and the Fund's sub-investment adviser expect that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, the Fund presents unique risks that investors should be aware of.

The Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect the Fund's share price. General economic and political factors in the various world markets also can impact the Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Fund offers a more efficient way for individual investors to participate in foreign markets, its expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations Global Government Income Fund.

GENERAL: The Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund and Nations Government Securities Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each of those Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of those Funds may engage in reverse repurchase agreements and in dollar roll transactions. The Nations Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate will not exceed 175% for Nations Global Government Income Fund. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the other Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although NationsBank and Nations Gartmore Investment Management ("Nations Gartmore"), as the sub-investment adviser to the Nations Global Government Income Fund, will seek to achieve the Funds' investment objectives, there is no assurance that they will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser (or sub-investment adviser, as applied), however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund (other than the Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.

Set forth below is certain performance data for the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Global Government Bond Ex-U.K. Composite has investment objectives, policies and restrictions that are substantially similar to those of the Nations Global Government Income Fund. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Global Government Income Fund. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NATIONSBANK, NATIONS GARTMORE INVESTMENT MANAGEMENT OR THE FUNDS.

                                             Average Annual Total
                                            Return for the Periods
         GLOBAL GOVERNMENT BOND               Indicated through
           EX-U.K. COMPOSITE*                  March 31, 1995**
One Year                                            7.90%
Three Year                                          9.40%
Since Inception on September 1, 1990                11.40%

Annual Total Returns**

   1991        1992        1993        1994
  19.30%      3.30%       13.50%     (2.40%)

 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for the Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government Bond Index, would not have materially affected their total returns.

** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect the deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolio and the Funds' operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor N Shares, the Funds offer Trust A, Trust B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.

   How the Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of its Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute. INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.

Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.

Nations Gartmore, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994 the Gartmore Group had over $30 billion in assets under management. Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, NationsBank and/or Nations Gartmore formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. NationsBank and Nations Gartmore are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, includ-ing, in the case of agency transactions, financial institutions which are affiliated with NationsBank and Nations Gartmore or which have sold shares in such Funds, if NationsBank or Nations Gartmore believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of: 0.60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Stategic Fixed Income Fund and Nations Short-Intermediate Government Fund; 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; and 0.70% of the average daily net assets of Nations Global Government Income Fund.

For services provided and expenses assumed pursuant to a sub-advisory agreement, NationsBank will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.54% of Nations Global Government Income Fund's daily net assets.

Although the advisory fee for the Nations Global Government Income Fund is higher than the advisory fees paid by most other mutual funds, Nations Portfolios believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.

From time to time, NationsBank and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the indicated rate of the Funds' average daily net assets: Nations Short-Term Income Fund -- 0.29%; Nations Diversified Income Fund -- 0.40%; Nations Strategic Fixed Income Fund -- 0.52%; and Nations Short-Intermediate Government Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank advisory fees at the rate of 0.46% of Nations Government Securities Fund's average daily net assets.

Gregory H. Cobb is a Vice President and Fixed Income Portfolio Manager at NationsBank and has been principal portfolio manager for Nations Short-Term Income Fund since 1993. Mr. Cobb, who joined NationsBank in 1993, is a member of the Fixed Income Group and has over 7 years of portfolio management experience. Mr. Cobb received a B.A. from the University of North Carolina -- Chapel Hill.

Mark S. Ahnrud is a Vice President and Fixed Income Portfolio Manager at NationsBank. He has been the principal portfolio manager for the Nations Diversified Income Fund since 1992, and has been the principal portfolio manager for Nations Strategic Fixed Income Fund since 1993. Mr. Ahnrud is a member of the Fixed Income Team and has eight years of investment experience. Mr. Ahnrud received a B.S. from Babson College and an M.B.A. from Duke University. Mr. Ahnrud holds the Chartered Financial Analyst designation.

Kathy E. Bowman joined NationsBank in March 1995 as a Vice President and Fixed Income Portfolio Manager. She has been the principal portfolio manager for Nations Government Securities Fund since April, 1995. Ms. Bowman is a member of the Fixed Income Team and has over fourteen years of investment experience. Prior to joining NationsBank, she was a Director of Fixed Income Securities at Providian Capital Management and managed public bond portfolios for insurance products. Ms. Bowman received a BBA from Memphis State University, and holds the Chartered Financial Analyst designation.

John Swaim joined NationsBank in 1986 and has been the principal portfolio manager for Nations Short-Intermediate Government Fund since 1995. Mr. Swaim is a member of the Fixed Income Team and has over eight years of investment experience. Mr. Swaim previously served as derivative products manager for the NationsBank Texas Corporate Investment division portfolio. Mr. Swaim received his B.S. from the University of North Texas and holds an M.B.A. from the University of Texas, Arlington.

Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of Institute of Investment Management and Research.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank has advised NationsBank and Nations Fund that NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations Government Securities Fund's average daily net assets.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor N Shares of the Funds. See "Shareholder Servicing and Distribution Plans."

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35, 1040 Brussels, Belgium, serves as custodian for the assets of the Nations Global Government Income Fund.

NationsBank of Texas, N.A., ("NationsBank of Texas" and, collectively with Morgan Guaranty, the "Custodian") serves as the Funds' (other than Nations Global Government Income Fund's) custodian. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of the Funds, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.

TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor N Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as independent accountants to Nations Fund. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor N Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Stephens or

TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor N Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the Boards of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor N Shares of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations Government Securities Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc.

Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the Nations Fund, Inc. SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, would be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor N Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents").

There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet)  $500 for Individual Retirement Account ("IRA") investors;

(Bullet)  $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individ-ual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs, within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below. Investor N Shares of each Fund may be purchased only in amounts of less than $250,000.

Investor N Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor N Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor N Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor N Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor N Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Selling Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Selling Agent.

The Selling Agents are responsible for transmitting orders for purchases of Investor N Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.
SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") shareholders may automatically purchase Investor N Shares. On a bi-monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank to their Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Selling Agent.

REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor N Shares of a Fund, a shareholder may reinstate any portion of the proceeds of such redemption in Investor N Shares of the same Fund at the net asset value next determined after a reinstatement request is received by the Transfer Agent, together with the proceeds. A shareholder exercising this privilege would receive a pro-rata credit for any CDSC paid in connection with the redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege.

TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And Distribution Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor N Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor N Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor N Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor N Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor N Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees of Nations Fund Trust and the Directors of Nations Fund, Inc. and Nations Portfolios have approved a Distribution Plan with respect to Investor N Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor N Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees or Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor N Shares.

The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials; commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies,
(ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.

Nations Fund understands that Agents may charge fees to their Customers who own of Investor N Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting a Customer's account with the redemption proceeds on a timely basis. Except for any CDSC which may be applicable upon the redemption of Investor N Shares, as described below, there is no redemption charge. No charge for wiring redemption payments is imposed by Nations Fund.

Redemption proceeds are normally wired to the redeeming Selling Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor N Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.
Prior to effecting a redemption of Investor N Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Investor N Shares of each Fund are sold without an initial sales charge, but a CDSC will be imposed if such shares of each such Fund (other than Nations Short-Term Income Fund) are redeemed within six years of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions. Subject to the exclusions described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC on shares of Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Government Securities Fund and Nations Global Government Income Fund will depend on the number of years since you invested, according to the following table:


                                            Contingent Deferred
                                             Sales Charge as a
                                           Percentage of Dollar
Year Since Purchase                      Amount Subject to Charge

First                                                 5.0%

Second                                                4.0%

Third                                                 3.0%

Fourth                                                2.0%

Fifth                                                 2.0%

Sixth                                                 1.0%

Seventh and thereafter                                None

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

The amount of CDSC on shares of Nations Short-Intermediate Government Fund will depend on the number of years since you invested, according to the following table:


                                         Contingent Deferred
                                          Sales Charge as a
                                        Percentage of Dollar
Year Since Purchase Made              Amount Subject to Charge
First                                              4.0%
Second                                             3.0%
Third                                              3.0%
Fourth                                             2.0%
Fifth                                              2.0%
Sixth                                              1.0%
Seventh and thereafter                             None

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held the longest during the six year period. This will result in you paying the lowest possible CDSC. For information on how sales charges are calculated if you exchange and then redeem your shares, see "How to Exchange Shares." Solely for purposes of determining the number of years from the date of purchase of shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month.

The CDSC will be waived on redemptions of Investor N Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor N Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. In addition, the CDSC will be waived on Investor N Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Fund or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor N Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor N Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor N Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor N Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals may reduce principal and will eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Selling Agent or by Nations Fund at any time.

   How To Exchange Shares

The exchange feature enables a shareholder of Investor N Shares of a non-money market fund offered by Nations Fund (including the Funds) to acquire shares of the same class that are offered by any other fund of Nations Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund), Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, or Investor C Shares of any money market fund of Nations Fund when he or she believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor N Shares of Nations Short-Term Income Fund to exchange such shares for Investor N Shares of Nations Short-Term Municipal Income Fund when he or she believes a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.

No CDSC will be imposed in connection with an exchange of Investor N Shares that meets the requirements discussed in this section. If a shareholder acquires Investor N Shares of another non-money market fund through an exchange, the CDSC schedule applicable to the acquired fund (except as discussed below) will be applied to any redemption of the acquired shares. Additionally, if a shareholder acquires, through an exchange of Investor N Shares of a non-money market fund, Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares (and any other Investor A or Investor C Shares acquired through the exchange of such shares) will remain subject to the CDSC schedule applicable to the Investor N Shares of the non-money market fund last exchanged. A redemption of shares acquired through an exchange of Investor N Shares, will, in all events, be subject to the highest CDSC schedule applicable to any shares that were exchanged within the 30 days prior to the redemption.

Furthermore, the holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon redemption is based upon the total holding period of Investor N Shares of a non-money market fund that charges a CDSC.

The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor N Shares exchanged must have a current value of at least $1,000. Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor N Shares will be reduced by the amount of any dividend or distribution. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor N Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor N Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Funds of liability for Federal income taxes on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gain) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.) Corporate investors may be entitled to the dividends received deduction on a portion of the dividends paid by those Funds investing in the stock of domestic corporation.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of the Nations Global Government Income Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally more than 50% of the value of the total assets of the Nations Global Government Income Fund will consist of securities of foreign issuers, and therefore the Nations Global Government Income Fund may elect to "pass through" to its shareholders these foreign taxes if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

The life of an Asset Backed Security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.

The average life of mortgage backed securities varies with the maturities of the underlying mortgage instru-ments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by NationsBank and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.

NON-MORTGAGE ASSET BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.

The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when NationsBank believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when NationsBank and/or the Sub-Adviser believe that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. NationsBank and/or the Sub-Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If NationsBank or Nations Gartmore incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank, or Nations Gartmore, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E., the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank and/or Nations Gartmore expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, NationsBank will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. NationsBank will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

                          NATIONS FUND PORTFOLIOS, INC.


                       Statement of Additional Information




                          NATIONS EMERGING MARKETS FUND
                           NATIONS PACIFIC GROWTH FUND
                      NATIONS GLOBAL GOVERNMENT INCOME FUND



                        Investor Shares and Trust Shares
















                                December 20, 1995



         This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed three investment portfolios of Nations Fund Portfolios, Inc. (individually, a "Fund" and collectively, the "Funds"). This SAI is not a prospectus, and should be read only in conjunction with the current prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated September 1, 1995 (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. A copy of these Prospectuses may be obtained by writing Nations Funds c/o Stephens Inc., One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at 1-800-321-7854.

                                TABLE OF CONTENTS

                                                                                          Page

INTRODUCTION............................................................................    1

FUND TRANSACTIONS AND BROKERAGE.........................................................    1
         General Brokerage Policy.......................................................    1
         Section 28(e) Standards........................................................    3

ADDITIONAL INFORMATION ON FUND INVESTMENTS..............................................    4
         General........................................................................    4
         When-lssued Securities.........................................................    5
         Delayed Delivery Transactions..................................................    6
         Foreign Currency Transactions .................................................    6
         Futures, Options and Other Derivative
           Instruments .................................................................    7
         Risk Factors Associated with Futures and
           Options Transactions.........................................................   15
         Interest Rate Transactions ....................................................   17
         Asset Backed Securities .......................................................   18
         Special Situations.............................................................   22
         Equity Swap Contracts..........................................................   22
         Reverse Repurchase Agreements .................................................   23
         Securities Lending ............................................................   24
         Short Sales....................................................................   24
         Guaranteed Investment Contracts................................................   24
         Illiquid Securities............................................................   25
         Commercial Instruments.........................................................   25
         Municipal Securities...........................................................   25
         Real Estate Investment Trusts .................................................   27
         Additional Investment Limitations .............................................   27

NET ASSET VALUE.........................................................................   29
         Purchases and Redemptions......................................................   29
         Net Asset Value Determination..................................................   30
         Exchanges......................................................................   31

DESCRIPTION OF SHARES...................................................................   31
         Dividends and Distributions....................................................   31
         Emerging Markets Fund and Pacific
           Growth Fund..................................................................   34
         Global Government Income Fund..................................................   34


                                                  i

ADDITIONAL INFORMATION CONCERNING TAXES.................................................   34
         Qualification as a Regulated Investment
         Company........................................................................   34
         Excise Tax on Regulated Investment Companies...................................   37
         Sale or Redemption of Shares...................................................   37
         Foreign Shareholders...........................................................   38
         Effect of Future Legislation; Local Tax
            Considerations .............................................................   39

DIRECTORS AND OFFICERS..................................................................   39
         Nations Funds Retirement Plan..................................................   43
         Nations Funds Deferred Compensation Plan.......................................   43


INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, SHAREHOLDER SERVICING AND
DISTRIBUTION AGREEMENTS.................................................................   46
         The Company and Its Common Stock...............................................   46
         Investment Adviser.............................................................   46
         Investment Styles..............................................................   48
         Administrator and Co-Administrator.............................................   49
         Distributor....................................................................   50
         Distribution Plans and Shareholder Servicing
           Arrangements for Investor Shares.............................................   51
                  Investor A Shares.....................................................   51
                  Investor C Shares.....................................................   52
                  Investor N Shares.....................................................   53
         Information Applicable to Investor A,
           Investor C and Investor N Shares.............................................   54
         Shareholder Servicing Agreements
           (Trust B Shares).............................................................   55
         Expenses.......................................................................   56
         Transfer Agents and Custodians.................................................   57

INDEPENDENT ACCOUNTANTS AND REPORTS.....................................................   58

COUNSEL.................................................................................   58

ADDITIONAL INFORMATION ON PERFORMANCE...................................................   58
         Yield Calculations.............................................................   58
         Total Return Calculations......................................................   59

MISCELLANEOUS...........................................................................   61
         Certain Record Holders.........................................................   61

SCHEDULE A - Description of Ratings.....................................................  A-1

SCHEDULE B - Additional Information Concerning
         Options & Futures..............................................................  B-1

SCHEDULE C - Additional Information Concerning
         Mortgage Backed Securities.....................................................  C-1

                                  INTRODUCTION

         Nations Fund Portfolios, Inc. (the "Company"), is a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the mutual fund being considered for investment. This information about the Company is included in various prospectuses. The prospectuses relate to the Trust A, Trust B, Investor A, Investor C and Investor N Shares of Nations Emerging Markets Fund (the "Emerging Markets Fund"), Nations Pacific Growth Fund (the "Pacific Growth Fund") and Nations Global Government Income Fund (the "Global Government Income Fund") (each, a "Fund" and collectively, the "Funds"). The Trust A and Trust B Shares are collectively referred to herein as "Trust Shares" and the Investor A, Investor C and Investor N Shares are collecting referred to as "Investor Shares." Prospectuses relating to these Funds may be obtained without charge by written request to Nations Fund, c/o Stephens, Inc., One NationsBank Plaza, 33rd Floor, Charlotte, NC 28255. Investors also may call toll-free at (800) 321-7854.

         This SAI is intended to furnish prospective investors with additional information concerning the Company and the Funds Some of the information required to be in this SAI is also included in the Funds' current Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

FUND TRANSACTIONS AND BROKERAGE

General Brokerage Policy

         Subject to policies established by the Board of Directors of the Company, NationsBank is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of each Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. NationsBank's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While NationsBank generally seeks reasonably competitive commission rates, a Fund does not necessarily pay the lowest commission or spread available.

         Subject to policies established by the Board of Directors of the Company, NationsBank and the Sub-Adviser of the Funds are responsible for decisions to buy and sell securities for the Funds, for the selection of broker-dealers, for the execution of the Funds' securities transactions, and for the allocation of brokerage fees in connection with such transactions. The primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While NationsBank and the Sub-Adviser generally seek reasonably competitive commission rates, a Fund will not necessarily pay the lowest commission or spread available.

         NationsBank and the Sub-Adviser anticipate that most brokerage services will be provided by brokerage companies located in London. A portion of the securities in which the Funds invest are traded in over-the-counter markets, and in the transactions, a Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of a mark up or mark down.


         NationsBank and the Sub-Adviser may from time to time determine target levels of commission business to transact with various brokers on behalf of its clients (including the Company) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's attitude toward and interest in mutual funds in general and in the Company and other mutual funds advised by NationsBank and Sub-Adviser in particular. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by NationsBank and Sub-Adviser.

         Subject to the overall objective of obtaining best price and execution for the Funds, NationsBank and the Sub-Adviser may also consider sales of shares of the Funds and of the other mutual funds managed or advised by NationsBank and the Sub-Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         NationsBank and the Sub-Adviser will seek, whenever possible, to recapture for the benefit of a Fund any commission, fees, brokerage or similar payments paid by such Fund on portfolio transactions. Normally, the only fees which may be recaptured are the soliciting dealer fees on the tender of an account's portfolio securities in a tender or exchange offer.

         The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to NationsBank and the Sub-Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by NationsBank and the Sub-Adviser under their agreements with each Fund and the expenses of NationsBank and the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to NationsBank and the Sub-Adviser in connection with their services to other advisory clients, including the investment companies which they advise. Also, the Funds may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.

         NationsBank and the Sub-Adviser and their affiliates manage several other investment accounts some of which may have investment objectives similar to those of one or more of the Funds. It is possible that, at times, identical securities will be appropriate for investment by one or more of the Funds and by one or more of such investment accounts. The position of each account, however, in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in the securities of the same issuer may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by NationsBank and the Sub-Adviser. NationsBank and the Sub-Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         In some cases the procedure for allocating securities transactions among the various investment accounts advised by NationsBank and the Sub-Adviser and their affiliates could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, the main factors considered by NationsBank and the Sub-Adviser are the respective investment objectives and policies of such advisory clients, the relative size of holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

         Under the Investment Company Act of 1940, as amended (the "1940 Act"), persons affiliated with the Company are prohibited from dealing with the Company as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Pursuant to an exemption granted by the SEC, each Fund may engage in transactions involving certain instruments with Shearson Lehman Brothers, the indirect parent of the Company's distributor, or particular affiliates of Shearson Lehman Brothers, acting as principal. Each of the Funds may purchase securities from underwriting syndicates of which NationsBank or the Sub-Adviser or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

Section 28(e) Standards

         Under Section 28(e) of the Securities Exchange Act of 1934, NationsBank and the Sub-Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an Adviser and Sub-Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an Adviser with lawful and appropriate assistance in the performance of its investment decisionmaking responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker-dealers utilized by NationsBank and the Sub-Adviser may furnish statistical, research and other information or services which are deemed by NationsBank and the Sub-Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement NationsBank's and the Sub-Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to NationsBank and the Sub-Adviser and to the Company's directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form.
Research   services
may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to NationsBank and the Sub-Adviser since the brokers utilized by NationsBank and the Sub-Adviser as a group tend to follow a broader universe of securities and other matters than NationsBank's and the Sub-Adviser's staff can follow. In addition, this research provides NationsBank and the Sub-Adviser with a diverse perspective on financial markets. Research services which are provided to NationsBank and the Sub-Adviser by brokers are available for the benefit of all accounts managed or advised by NationsBank. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. NationsBank and the Sub-Adviser are of the opinion that because the broker research supplements rather than replaces their research, the receipt of such research does not tend to decrease their expenses, but tends to improve the quality of their investment advice. However, to the extent that NationsBank and the Sub-Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to NationsBank and the Sub-Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to NationsBank and the Sub-Adviser with clients other than the Funds. Similarly, any research services received by NationsBank through the placement of fund transactions of other clients may be of value to NationsBank and the Sub-Adviser in fulfilling their obligations to the Funds. NationsBank and the Sub-Adviser are of the opinion that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Company by improving the quality of NationsBank's and the Sub-Adviser's investment advice. The advisory fees paid by the Company are not reduced because NationsBank and the Sub-Adviser receive such services.

         Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by NationsBank's and the Sub-Adviser's clients, including the Funds.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

General

         Information concerning each Fund's investment objective is set forth in each of the Prospectuses under the headings "Objectives," "How Objectives Are Pursued," and "Appendix A." There can be no assurance that the Funds will achieve their objectives. The principal features of the Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses under the heading "How Objectives Are Pursued" and "Appendix A." The values of the securities in which the Funds invest fluctuate based upon interest rates, foreign currency rates, the financial stability of the issuer and market factors.

         The   Funds  are   dollar-denominated   mutual   funds  and   therefore
consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

         Pursuant to one of the Company's fundamental investment restrictions (see "How Objectives Are Pursued-Investment Limitations" in the Company's Prospectuses), the Company does not have authority to purchase any securities which would cause more than 25% of the value of any Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

When-lssued Securities

         Each Fund may purchase securities on a "when-issued" basis, that is, the date for delivery of the payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within 45 days after the date of the transaction). Each Fund may also purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the when-issued securities are fixed at the time the buyer enters into the commitment. Each Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but each Fund may sell these securities before the settlement date if it is deemed advisable.

         If a Fund purchases a when-issued security, the Fund will direct its custodian bank to place cash or high grade securities in a separate account of the Fund in an amount equal to the when-issued commitment. If a separate account must be maintained because a Fund enters into when-issued commitments, the deposited securities will be valued at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's when-issued commitments. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

         Securities purchased on a when-issued basis and the securities held in the Funds are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., experiencing appreciation when interest rates fall). Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there is a possibility that the Fund will experience greater fluctuation in the market value of its assets.

         Furthermore, when the time comes for a Fund to meet its obligations under when-issued commitments, the Fund will do so by use of its then available cash, by the sale of securities held in the separate account, by the sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation thereunder). The sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.

Delayed Delivery Transactions

         In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous.

Foreign Currency Transactions

         As described in the Prospectuses, the Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

         Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when NationsBank and/or the Sub-Adviser believe that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when NationsBank and the Sub-Adviser believe that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

         A Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where NationsBank and/or the Sub-Adviser believe that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

         The Funds' custodian will place cash not available for investment or U.S. Government securities or other high-quality debt securities in a separate account of a Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward Purchase contract at a price as high or higher than the forward contract price.

Futures, Options and Other Derivative Instruments

         Futures Contracts in General. A futures contract is an agreement between two parties for the future delivery of fixed income securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income securities or stock index futures contracts. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indexes of municipal, corporate and government bonds.

         While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Futures contracts on indexes of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

         Futures Contracts on Fixed Income Securities and Related Indexes. As noted in their respective Prospectuses, the Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

         The purpose of the purchase or sale of a futures contract on government securities and indexes of government securities, in the case of the Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, a Fund will purchase fixed income securities upon termination of the long futures positions, but under unusual market conditions. a long futures position may be terminated without a corresponding Purchase of securities.

         Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indexes of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the assets in the segregated asset accounts maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

         Stock Index Futures Contracts. As described in the Prospectuses, the Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired. As also described above with respect to futures contracts on fixed income securities and related indexes, in a substantial majority of these transactions, the Fund would purchase such securities upon termination of the long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

         Options on Futures Contracts. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to enter into a "long" position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         Options on Futures Contracts on Fixed Income Securities and Restated Indexes. As described in the Prospectuses, the Funds may purchase put options on futures contracts in which the Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

         Options on Stock Index Futures Contracts, Options on Stock Indexes and Options on Equity Securities. As described in the Prospectuses, the Funds may purchase put options on stock index futures contracts, stock indexes or equity securities for the purpose of hedging the relevant portion of its portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and it may purchase call options on such futures contracts as a hedge against a market advance when it is not fully invested. A Fund would write options on such futures contracts primarily for the purpose of termination existing positions. In general, options on stock indexes will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. NationsBank believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

         Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

         Options and Futures Strategies. NationsBank and/or the Sub-Adviser may seek to increase the current return of a Fund by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, NationsBank and/or the Sub-Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. Investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of "trade option" as set forth in CFTC rule 32.4, a Fund will not make these investments.

         The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indexes, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors
Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.

         Writing Covered Options on Securities. A Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as NationsBank and/or the Sub-Adviser determine is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

         Purchasing Put and Call Options on Securities. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         Purchase and Sale of Options and Futures on Stock Indexes. A Fund may purchase and sell options on non-U.S. stock indexes and stock index futures as a hedge against movements in the equity markets.

         Options on stock indexes are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indexes are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If NationsBank and/or the Sub-Adviser expect general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, NationsBank and/or the Sub-Adviser expect general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Fund may purchase and sell interest rate futures contracts on foreign government securities for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

         The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indexes or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

         Purchase and Sale of Currency Futures Contracts and Related Options. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

         A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified futures time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A
Fund will, so long as it is obligated as the writer or a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.
Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

         Limitations on Purchase of Options. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. NationsBank intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

Risk Factors Associated with Futures and Options Transactions

         The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its NationsBank and/or the Sub-Adviser deem it desirable to do so. Although a Fund will not enter into an option or futures position unless NationsBank and/or the Sub-Adviser believe that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indexes and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of NationsBank and/or the Sub-Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

         In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

         Risk of Imperfect Correlation. A Fund's ability effectively to hedge all or a portion of its fund through transactions in futures, options on futures or options on stock indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

         The trading of futures and options on indexes involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

         A Fund will purchase or sell futures contracts or options only if, in NationsBank's and/or the Sub-Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that NationsBank's and/or the Sub-Adviser's judgment will be accurate.

         Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

         The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Risk of Predicting Interest Rate Movements. Investments in futures contracts on fixed income securities and related indexes involve the risk that if NationsBank's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         Trading and Position Limits. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. NationsBank and/or the Sub-Adviser do not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

         Regulations on the Use of Futures and Options Contracts. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

         When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

         The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors.

Interest Rate Transactions

         Among the strategic transactions into which a Fund may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a

Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, NationsBank and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or is determined to be of equivalent credit quality by NationsBank. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

Asset Backed Securities

         In General. Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

         The life of an Asset Backed Security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         Mortgage Backed Securities. Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

         The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

         As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

         As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

         The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate Purchased at a premium may result in a loss to the Fund.

         Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

         Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.

         The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancing, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by NationsBank and used for the purpose of determining the average weighted maturity of the Funds.

         Non-Mortgage Asset Backed Securities. Non-mortgage asset backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

         Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

         The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.

         The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations  and  non-mortgage  backed securities is not as well developed. As stated above, NationsBank, as adviser to each Fund, intends to limit its purchases of mortgage backed  securities issued by
certain  private   organizations  and  non-mortgage   backed  securities
to securities that are readily marketable at the time of purchase.

Special Situations

         As described in the Prospectuses, certain Funds may invest in "special situations." A special situation arises when, in the opinion of NationsBank and/or the Sub-Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Equity Swap Contracts

         The counterparty to an Equity Swap Contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

         If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

         Each Fund may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract) to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

         Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers
Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed 15% of the Fund's total assets.

         NationsBank does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

Reverse Repurchase Agreements

         At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund form the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker-dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when NationsBank believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Securities Lending

         To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. A
Fund that is engaged in lending its portfolio securities has the right to call each loan, and obtain the return of securities identical to the transferred securities upon such termination of the loan, upon notice of not more than five business days.

Short Sales

         As described in the Prospectuses, certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

Guaranteed Investment Contracts

         Guaranteed Investment Contracts ("GlCs") are issued by highly rated insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to the Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         A Fund will only purchase GlCs from issuers which, at the time of purchase, meet quality and credit standards established by NationsBank. Generally, GlCs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GlCs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GlCs are generally considered to be illiquid investments.

Illiquid Securities

         The Funds may invest up to 15% of their net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new, and liquidity of a Fund's investments could be impaired if trading does not develop or declines.

Commercial Instruments

         Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by NationsBank and/or the Sub-Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Funds as previously described.

         Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Variable rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by NationsBank. Substantial holdings of variable rate instruments could reduce portfolio liquidity.

         Variable and floating rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. The instruments are not typically rated by credit rating agencies, but issuers of variable and floating rate instruments must satisfy similar criteria to that set forth above for issuers of commercial paper. A Fund may invest in variable and floating rate instruments only when NationsBank deems the investment to involve minimal credit risk. If such instruments are not rated, NationsBank will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

Municipal Securities

         The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instrument. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

         Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

         Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by NationsBank to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the
Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue,
unlike  most  such  loans,  has  a  readily  available  market).   As  it  deems
appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

         Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

         In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

         Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Real Estate Investment Trusts

         A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code").

Additional Investment Limitations

         The most significant investment restrictions applicable to the Funds' investment programs are set forth in the Prospectuses under the heading "How Objectives Are Pursued-Investment Limitations" Additionally, as a matter of fundamental policy which may not be changed without a majority vote of a Fund's shareholders (as that term is defined under the heading "Investment Advisory, Administration, Custody, Transfer Agency, Shareholder Servicing and Distribution Agreements -- The Company and Its Common Stock" in this SAI). each Fund will not:

1. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Fund may borrow money from banks for temporary or emergency purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act.
     The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued be other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (The Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

         In addition, certain non-fundamental investment restrictions are also applicable to various investment portfolios, including the following:

1. No Fund of the Company will not purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

2. No Fund of the Company will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options, and (c) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on principal domestic or foreign exchanges (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

5. No Fund of the Company will purchase securities of companies for the purpose of exercising control.

6. No Fund of the Company will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A under the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

7. No Fund of the Company will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Fund's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

8.   No Fund of the  Company  will  invest  in  securities  of other  investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

9. No Fund of the Company will purchase oil, gas or mineral leases or other interests (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

                                 NET ASSET VALUE

Purchases and Redemptions

         See "How to Buy Shares" and "How to Redeem Shares" in the Prospectuses for a complete description of the manner in which Shares of the various classes of the Funds may be purchased and redeemed.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings,
(c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Fund of the Company not reasonably practicable.

Net Asset Value Determination

         Shares of the common stock of each class of Shares of each Fund that are offered by the Prospectuses are sold at their respective net asset value next determined after the receipt of the purchase order, plus any applicable sales charge. Shareholders may at any time redeem all or a portion of their Shares at net asset value next determined following receipt of a redemption order, less any contingent deferred sales charge applicable to Investor Shares.

         The net asset value per share of each of the Funds is determined at the times and in the manner described in the Prospectuses.

         A security of a Fund listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

         Securities of the Fund for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Shares of a Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors.

         For purposes of determining the net asset value per Share of a Fund, all assets and liabilities of such Fund initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Exchanges

         By use of the exchange privilege, the holder of Investor Shares authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for Federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the Investor Shares being exchanged have a value which is more or less than their adjusted cost basis.

         The Company may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Company upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

         The prospectuses for the Investor Shares of each Fund describe the exchange privileges available to holders of such Investor Shares.

                              DESCRIPTION OF SHARES

Dividends and Distributions

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below with respect to the Emerging Markets Fund and the Pacific Growth Fund.

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his/her Shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his/her Shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain and will increase the basis for its Shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Emerging Markets Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of
the  amount  of  qualifying   dividends  received  by  the  Fund  from  domestic
corporations  for the taxable year. A
dividend received by the Emerging Markets Fund will not be treated as a qualifying dividend (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the money or otherwise nonqualified option to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock;
(b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(ii) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         To the extent that the Pacific Growth Fund invests in the securities of U.S. domestic corporations the foregoing discussion of the dividends received deduction generally available to corporations may be applicable to the corporate shareholders of the Pacific Growth Fund.

         For purposes of the corporate alternative minimum tax (the "AMT") and the environmental superfund tax the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's alternative minimum taxable income ("AMTI"). However, corporate shareholders will generally be required to take the full amount of any dividend received from the Emerging Markets Fund or the Pacific Growth Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

         Investment income that may be received by the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle each Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would, therefore, be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income its pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.

         The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). If a Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of such Fund's expenses
(management fees and operating expenses), shareholders will also bear indirectly similar expenses of PFICs in which the Fund has invested. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

         Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her Shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

         Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Shares of such Fund (or of another Fund). Shareholders receiving a distribution in the form of additional Shares will be treated as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases Shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, distributions declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such distributions are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of Shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Emerging Markets Fund and Pacific Growth Fund

         Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor C, Investor N and Trust B Shares of the Funds shall accrue an additional expense not borne by the Trust A Shares as a result of the applicable Rule 12b-1 Plan and/or Shareholder Servicing Plan.
Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of Shares of the Funds.

Global Government Income Fund

         Dividends and distributions from net investment income are declared daily and paid monthly, and capital gains distributions are declared and paid annually. The Investor A, Investor C, Investor N and Trust B Shares of the Fund shall accrue an additional expense not borne by the Trust A Shares as a result of the 12b-1 Plans and the Shareholder Servicing Plan. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of Shares of the Fund.

         Net investment  income for the Funds for dividend  purposes consists of
(i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Company prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

         The Company has received a private letter ruling from the Internal Revenue Service to the effect that the differing fees imposed on Trust A, Trust B, Investor A, Investor C and Investor N Shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements, and the differing sales charges on purchases and redemptions of such Shares, does not result in the Company's dividends or distributions constituting "preferential dividends" under the Code.

Qualification as a Regulated Investment Company

         Each Fund expects to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution
Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must (i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (ii) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code
Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a
qualified  covered  call  option  (which,   among  other
things,  must  not  be deep-in-the-money)  with  respect  thereto)  or
(iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Transactions that may be engaged in by certain of the Funds (such as futures contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Internal Revenue Service has held in several private rulings that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256. A Fund may elect not to have this special tax  treatment  apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

         In addition to satisfying the requirement described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Corporate shareholders of the Emerging Markets and Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that that Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company may (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid excise tax liability.

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on the sale or redemption of Shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the Shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other Shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of Shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of Shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such Shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such Shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.

Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (i) incurs a sales load in acquiring Shares of a Fund,
(ii) disposes of such Shares less than 91 days after they are acquired and (iii) subsequently acquires Shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the Shares disposed of, then the sales load on the Shares disposed of (to the extent of the reduction in the sales load on the Shares subsequently acquired) shall not be taken into account in determining gain or loss on the Shares disposed of, but shall be treated as incurred on the acquisition of the Shares subsequently acquired.

         The Company may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the company's responsibilities under the 1940 Act.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Shares of a Fund, capital gain dividends and exempt-interest dividends and amounts retained by a Fund that are designated as undistributed capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, U.S. Residents, or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions of net investment income may be taxable to shareholders as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations, which, if realized directly, would be exempt from such taxes. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                             DIRECTORS AND OFFICERS

         The directors and executive officers of the Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those Directors who are "interested persons" of the Company (as defined in the 1940 Act) are indicated by an asterisk (*).

                                                Principal Occupations
                                                During Past 5 Years
                               Position with    and Current
Name, Address, and Age         the Company      Directorships
Edmund L. Benson, III, 57      Director         Director, President and
Saunders & Benson, Inc.                         Treasurer, Saunders &
728 East Main Street                            Benson, Inc. (Insurance);
Suite 400                                       Director, The Capital Mutual
Richmond, VA 23219                              Funds; Director, Nations
                                                Fund, Inc.; Trustee, Nations
                                                Fund Trust, Director, Nations
                                                Fund Portfolios, Inc.

James Ermer, 52                Director         Since October 1985, Senior
CSX Corporation                                 Vice President- Finance,
One James Center                                CSX Corporation
901 East Cary Street                            (transportation and natural
Richmond, VA 23219                              resources); Director, The
                                                Capital Mutual Funds;
                                                Director, National Mine
                                                Service; Director, Lawyers
                                                Title Corporation; Director,
                                                Nations Fund, Inc.; Trustee,
                                                Nations Fund Trust, Director,
                                                Nations Fund Portfolios, Inc.

                                        39


William H. Grigg, 62           Director         Since April 1994, Chairman
Duke Power Co.                                  and Chief Executive Officer;
422 South Church Street                         November 1991 to April
PB04G                                           1994, Vice Chairman, Duke
Charlotte, NC 28242-0001                        Power Co.; from April 1988
                                                to November 1991, Executive
                                                Vice President Customer Group,
                                                Duke Power Co.;
                                                Director, The Capital
                                                Mutual Funds; Director,
                                                Hatteras Income
                                                Securities, Inc.,
                                                Nations Government
                                                Income Term Trust 2003,
                                                Inc., Nations Government
                                                Income Term Trust 2004,
                                                Inc., Nations Balanced
                                                Target Maturity Fund,
                                                Inc. (Investment
                                                companies); Director,
                                                Nations Fund, Inc.;
                                                Trustee, Nations Fund
                                                Trust, Director, Nations
                                                Fund Portfolios, Inc.

Thomas F. Keller, 63           Director         R.J. Reynolds Industries Professor of
Fuqua School of Business                        Business Administration and Dean,
Duke University                                 Fuqua School of Business, Duke
Durham, NC 27706                                University; Director, LADD Furniture,
                                                Inc.; Director, The
                                                Capital Mutual Funds;
                                                Director, Hatteras
                                                Income Securities, Inc.,
                                                Nations Government
                                                Income Term Trust 2003,
                                                Inc., Nations Government
                                                Income Term Trust 2004,
                                                Inc., Nations Balanced
                                                Target Maturity Fund,
                                                Inc. (investment
                                                companies); Director,
                                                Wendy's International
                                                Mentor Growth Fund, and
                                                Cambridge Trust;
                                                Director, Nations Fund,
                                                Inc.; Trustee, Nations
                                                Fund Trust, Director,
                                                Nations Fund Portfolios.
                                                Inc.

Carl E. Mundy, Jr., 60         Director         Commandant, United States. Marine
9308 Ludgate Drive                              Corps, from July 1991 to July 1995;
Alexandria, VA  23309                           Commanding General, Marine Forces
                                                Atlantic, from June 1990 to June 1991.


                                        40


A. Max Walker, 72*           President, Director Financial consultant; Director and
6215 Riverwood Drive, N.W.   and Chairman of     Chairman of the Board, Hatteras
Atlanta, GA 30328            the Board           Income Securities, Inc., Nations Government
                                                 Income Term Trust 2003,
                                                 Inc., Nations
                                                 Government Income Term
                                                 Trust 2004, Inc.,
                                                 Nations Balanced Target
                                                 Maturity Fund, Inc.
                                                 (investment companies);
                                                 Formerly, President, A.
                                                 Max Walker, Inc.;
                                                 Director, The Capital
                                                 Mutual Funds; Director
                                                 and Chairman of the
                                                 Board, Nations Fund,
                                                 Inc.; Trustee and
                                                 Chairman of the Board,
                                                 Nations Fund Trust,
                                                 Director, Nations Fund
                                                 Portfolios. Inc.

Charles B. Walker, 56          Director          Since 1989, Director,
Ethyl Corporation                                Executive Vice President,
P.O . Box 2189                                   Chief Financial Officer and
330 South Fourth Street                          Treasurer, Ethyl Corporation
Richmond, VA  23217                              (chemicals, plastics, and aluminum
                                                 manufacturing); since
                                                 1994, Vice Chairman,
                                                 Ethyl Corporation and
                                                 Vice Chairman, Chief
                                                 Financial Officer and
                                                 Treasurer, Albemarle
                                                 Corporation, Director,
                                                 Nations Fund, Inc.;
                                                 Trustee, Nations Fund
                                                 Trust, Director,
                                                 Nations Fund
                                                 Portfolios, Inc.

Thomas S. Word, Jr., 56*       Director          Partner, McGuire Woods
McGuire, Woods, Battle                           Battle & Boothe (law);
& Boothe                                         Director, The Capital Mutual
One James Center                                 Funds; Director, Vaughan
Richmond, VA 23219                               Bassett Furniture Company,
                                                 Director VB Williams
                                                 Furniture Company,
                                                 Inc.; Director, Nations
                                                 Fund, Inc.; Trustee,
                                                 Nations Fund Trust,
                                                 Director, Nations Fund
                                                 Portfolios, Inc.

                                        41


Richard H. Blank, Jr., 38      Secretary         Since 1994, Vice President
Stephens Inc.                                    of Mutual Fund Services,
                                                 Stephens Inc. 1990 to
                                                 1994, Manager Mutual
                                                 Fund Services, Stephens
                                                 Inc. 1983 to 1990,
                                                 Associate in Corporate
                                                 Finance Department,
                                                 Stephens Inc.

Michael W. Nolte, 34         Assistant Secretary  Associate, Financial Services
Stephens Inc.                                     Group of Stephens Inc.

Louise P. Newcomb, 42        Assistant Secretary  Corporate Syndicate
Stephens Inc.                                     Associate, Stephens Inc.

James E. Banks, 38           Assistant Secretary  Since 1993, Attorney,
Stephens Inc.                                     Stephens Inc.; Associate
                                                  Corporate Counsel,
                                                  Federated Investors;
                                                  from   1991 to 1993,
                                                  Staff Attorney,
                                                  Securities and
                                                  Exchange Commission
                                                  from   1988 to 1991

Richard H. Rose, 39            Treasurer          Since 1994, Vice President,
The Shareholder Services                          Division Manager, The
Group, Inc.                                       Shareholder Services Group;
One Exchange Place                                since 1988, Senior Vice
Boston, MA 02109                                  President, The Boston ComDanv
                                                  Advisors. Inc.

Joseph C. Viselli, 31         Assistant Treasurer Assistant Vice President, The Boston
The Shareholder Services                          Company Advisors, Inc. since April
Group, Inc.                                       1992.
One Exchange Place
Boston, MA 02109


         Mr. Rose serves as Treasurer to certain other investment companies for which the Shareholder Services Group. Inc. or its affiliates serve as sponsor, distributor, administrator and/or investment adviser.

         Each Director of the Company is also a Director of Nations Fund, Inc. and a Trustee of Nations Fund Trust, each a registered investment company that is part of the Nations Fund Family. Richard H. Blank, Jr., Richard H. Rose, Joseph C. Viselli, Michael W. Nolte, Louise P. Newcomb and James E. Banks, Jr. are also officers of Nations Fund. Inc. and Nations Fund Trust.

         As of the date of this SAI, the directors and officers of the Company as a group owned less than 1% of the outstanding shares of each of the Funds.

         The Company has adopted a Code of Ethics which, among other things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a Director or officer of the Company, (ii) any employee of the Company (or any company in a control relationship with the Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Company, and (iii) any natural person in a control relationship with the Company who obtains information concerning recommendations made to the Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Company's access persons, other than its "disinterested" Directors, submit reports to the Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

Nations Funds Retirement Plan

         Under the terms of the Nations Funds Retirement Plan for Eligible Directors (the "Retirement Plan"), each director may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies ("Funds") advised by NationsBank. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate director's fees payable by the Funds during the calendar year in which the director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, the director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds. At present the Plan is not in effect and therefore there are no fees to disclose.

Nations Funds Deferred Compensation Plan

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Directors (the "Deferred Compensation Plan"), each director may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the director for that calendar year. An application will be submitted to the SEC to permit deferring directors to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Until approval is received from the SEC, the rate of return on any fees deferred by a director will be tied to the yield on 90-day U.S. Treasury Bills. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring  director's  retirement benefits commence under the Retirement Plan. The Board of Directors, in
its sole discretion,   may   accelerate  or  extend  such  payments
after a director's termination of service. If a deferring director dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the director's death. If a deferring director dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the director. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring directors have the status of unsecured creditors of the Funds from which they are deferring compensation.


                                                                                             Nations
                                                  Total Compensation       Nations           Fund
                           Aggregate              from Registrant and      Fund              Deferred
Name of Person             Compensation           Fund Complex Paid        Retirement        Compensation
Position (1)               from Registrant (2)    to Directors             Plan              Plan
----------------           -------------------    --------------------     -----------       ------------
Edmund L. Benson, III            $7,500.00              $36,500.00               N/A               N/A
Director

James Ermer                      $7,500.00              $36,500.00               N/A               N/A
Director

William H. Grigg                 $7,500.00              $45,500.00               N/A               N/A
Director

Thomas F. Keller                 $7,500.00              $45,500.00               N/A               N/A
Director

A. Max Walker                    $9,500.00              $51,500.00               N/A               N/A
Chairman of the Board

Charles B. Walker                $7,500.00              $36,500.00               N/A               N/A
Director

Thomas S. Word                   $7,500.00              $36,500.00               N/A               N/A
Director

(1)  All  directors  receive   reimbursements  for  expenses  related  to  their
     attendance at meetings of the Board of Directors. Officers of the Company receive no direct remuneration in such capacity from the Company.

(2) For current fiscal year and includes estimated future payments. Each Director receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Company, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Directors (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors (or Committee thereof).

(3) Messrs. Grigg, Keller and A.M. Walker receive compensation from eight investment companies, including the Company, that are deemed to be part of the Nations Fund "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer,
     C. Walker and Word receive compensation from four investment companies, including the Company, deemed to be part of the Nations Fund fund complex.

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
                   TRANSFER AGENCY, SHAREHOLDER SERVICING AND
                             DISTRIBUTION AGREEMENTS

The Company and Its Common Stock

         The Company is an open-end diversified management investment company organized as a corporation under the laws of the State of Maryland on January 23, 1995. The Company offers shares of common stock which represent interests in one of three separate Funds. This SAI relates to the following Funds of the
Company: the Emerging Markets Fund, the Pacific Growth Fund and the Global Government Income Fund. Each Fund offers the following separate classes of shares: Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Certain classes of the Company are offered on a no load basis, and others are offered at the public offering price plus a sales charge. Shares of each Fund of the Company are redeemable at the net asset value (less any applicable contingent deferred sales charge ("CDSC") thereof at the option of the holders thereof or in certain circumstances at the option of the Company. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectuses under the captions "How to Buy Shares," "How to Redeem Shares" and "Organization and History."

         Trust Shares are sold exclusively through banks and certain other financial institutions primarily to their fiduciary clients and similar customers. Investor Shares are available to non-fiduciary customers of certain broker-dealers and other financial institutions. Certain charges that apply to one class of shares of a Fund may not be charged to the other class of shares of the same Fund. Consequently, the yield earned on one class of shares of a Fund may be different from that of the other class of shares of the same Fund, and the net asset value per share of the classes of shares of each Fund will differ.

         As used in this SAI and in the Prospectuses, the term "majority of the outstanding shares" of the Company, a particular Fund or a particular class of shares of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, Fund or class (as appropriate) present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares entitled to vote, are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, Fund or class.

         The Board of Directors may classify or reclassify any unissued shares of the Company into shares of any class, classes or Fund in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Fund or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

Investment Adviser

         NationsBank, N.A. (Carolinas) ("NationsBank"), through its Investment Management Division, serves as investment adviser to the Funds. NationsBank is a wholly owned subsidiary of NationsBank Corporation, a bank holding company
organized  as  a  North  Carolina   corporation.

NationsBank and NationsBank Corporation are located at One NationsBank Plaza, Charlotte, North Carolina 28255. NationsBank is successor to NationsBank of North Carolina, N.A., which was merged with and into NationsBank of South Carolina. N.A.. effective January 3, 1995. The resulting entity was renamed NationsBank, N.A. (Carolinas).

         NationsBank also serves as investment adviser to Nations Fund, Inc., Nations Fund Trust and The Capitol Mutual Funds, each a registered investment company that is part of the Nations Fund family of funds. In addition, NationsBank serves as the investment adviser to Hatteras Income Securities. Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange.

         Since 1874, NationsBank and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, NationsBank and its affiliates manage over $50 billion, including over $13 billion in Nations Fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. NationsBank is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. NationsBank and its affiliated organizations make available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.
Approximately 12 of NationsBank's personnel are involved in stock and bond research.

         Nations Gartmore Investment Management ("Nations Gartmore"), with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a Delaware general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore plc, a publicly listed U.K. company. Banque Indosuez, a French bank, indirectly owns 75% of Gartmore plc's outstanding voting shares, and the remaining 25% are owned by the public and by Gartmore plc's employees. Banque Indosuez, a wholly owned subsidiary of Compagnie de Suez, S.A., acquired Gartmore plc in 1990. Nations Gartmore is a registered investment adviser in the United States and a member of the Investment Management Regulatory Organization Limited, a U.K. regulatory authority.

         Pursuant to the terms of the Advisory and Sub-Advisory Agreements relating to the Funds (sometimes referred to collectively as the "Advisory Agreements"), NationsBank and Nations Gartmore (the "Sub-Adviser"), subject at all times to the control of the Company's Board of Directors and in conformance with the stated policies of the Company, select and manage the investments of the Funds. NationsBank and the Sub-Adviser obtain and evaluate economic, statistical and financial information to formulate and implement investment policies for the Funds. Each Advisory Agreement provides that NationsBank or the Sub-Adviser shall not be liable to the Company or to its shareholders for any act or omission by NationsBank or the Sub-Adviser or for any loss sustained by the Company or by its shareholders except in the case of NationsBank's or the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of NationsBank or the Sub-Adviser, as the case may be.

         The advisory fee for the Emerging Markets Fund is calculated daily and paid monthly at the annual rate of 1.10% of the Fund's average daily net assets. NationsBank pays the Sub-Adviser a fee determined at the annual rate of 0.85% of the Fund's average daily net assets. The advisory fee for the Pacific Growth Fund is calculated daily and paid monthly at the annual rate of 0.90% of the Fund's average daily net assets. NationsBank pays the Sub-Adviser a fee determined at the annual rate of 0.70% of the Fund's average daily net assets. The Global Government Income Fund pays NationsBank an advisory fee determined at the annual rate of 0.70% of the Fund's average daily net assets.
NationsBank pays the Sub-Adviser a fee determined at the annual rate of 0.54% of the Fund's average daily net assets.

         NationsBank and/or the Sub-Adviser may waive a portion of their fees; however, any such waiver may be discontinued at any time. As discussed under the caption "Expenses," NationsBank and the Sub-Adviser will be required to reduce their fees from the Funds, in direct proportion to the fees payable by the Funds to NationsBank, Sub-Adviser, the Administrator and the Co-Administrator, if the expenses of the Funds exceed the applicable expense limitation of any state in which the Funds' Shares are registered or qualified for sale.

         The Advisory Agreements were approved by the Company's Board of Directors on January 26, 1995 and by the initial shareholder on June 30, 1995. The Advisory Agreements continue in effect for an initial term of two years from their respective effective dates and continue in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Advisory Agreements or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The respective Funds or NationsBank may terminate the Advisory Agreement, and the respective Funds, NationsBank or Nations Gartmore may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Advisory Agreement and Sub-Advisory Agreement each terminates automatically in the event of its "assignment," as defined in the 1940 Act.

Investment Styles

         The Company uses various investment strategies to manage its portfolios. These strategies have been categorized into investment styles which consist of the Emerging Markets and Pacific Growth Funds Style and the Global Government Income Fund Style.
These styles are described below.

Nations Emerging Markets and Pacific Growth Funds Style

         The Emerging Markets and Pacific Growth Funds utilize an investment philosophy that emphasizes investment in reasonably priced growth stocks. This philosophy assumes that superior earnings growth will lead to greater investment returns. In the case of global or international portfolios this philosophy concentrates on stock selection and asset allocation aimed at strategically overweighting growing markets while avoiding those with less possibility of appreciation. This investment approach is designed to add value while also providing diversification to minimize risk.

         Nations Gartmore selects stocks for its portfolios using rigorous stock selection criteria. Their analysis is designed to discover securities which demonstrate a potential for above market earnings growth rates while maintaining reasonable valuation levels and whose parent corporations show strong balance sheets and quality management. In order to ascertain these facts, Nations Gartmore representatives make on site inspections of the companies under review, as well as their competitors, suppliers and customers.

         The allocation of assets is determined by portfolio managers based on both qualitative and quantitative research. This research includes the identification of investment themes, political and economic trends, price/earnings ratios, real interest rates and earnings growth projections. These factors determine economic, market, interest rate and currency forecasts which are, in turn, used to determine regional allocations.

Global Government Income Fund Style

         The Global Government Income Fund bases its investment decisions on an analysis of longer term economic trends which are believed to be key to successful fixed income investing. This tendency to take into account long term economic trends is coupled with the practice of investing primarily in investment grade government securities which minimize the investor's credit risk.

         This investment policy is effected by carefully analyzing interest rate forecasts and currency movements for various markets and using this information to determine regional allocations. These allocations are then adjusted to reflect the portfolio manager's perception of the most favorable markets and issuers. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the portfolio's management in determining whether to increase or decrease the emphasis placed on a particular country or type of security.

Administrator and Co-Administrator

         The Company has retained Stephens Inc. ("Administrator") as the administrator and The Shareholder Services Group, Inc. (the "Co-Administrator") as the co-administrator of the Company.

         The Administrator and Co-Administrator serve under an administration agreement ("Administration Agreement") and co-administration agreement ("Co-Administration Agreement"), respectively, each of which was approved by the Board of Directors on January 25, 1995. The Administrator receives, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provides under the Co-Administration Agreement, an administrative fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of each Fund.

         Pursuant to the Administration Agreement, the Administrator has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Company, (iii) furnish corporate secretarial services to the Company, including coordinating the preparation and distribution of materials for Board of Directors meetings, (iv) coordinate the provision of legal advice to the Company with respect to regulatory matters, (v) coordinate the preparation of reports to the Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to the Company by the Co-Administrator, the Transfer Agents and the Custodians, and (vii) generally assist in all aspects of the Company's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by the Company for its services rendered under the Co-Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.

         Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file the Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. The Co-Administrator bears all expenses incurred in connection with the performance of its services.

         The Administration Agreement and the Co-Administration Agreement may be terminated by a vote of a majority of the Board of Directors, or by the Administrator or Co-Administrator, respectively, on 60 days' written notice without penalty. The Administration Agreement and Co-Administration Agreement are not assignable without the written consent of the non-assigning party. Furthermore, the Administration Agreement and the Co-Administration Agreement provide that the Administrator and Co-Administrator, respectively, shall not be liable to the Funds or to their shareholders except in the case of the Administrator's or Co-Administrator's respective, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         As discussed under the caption "Expenses," the Administrator and Co-Administrator will be required to reduce their fee from the Company, in direct proportion to the fees payable to the Administrator and Co-Administrator by the Company, if the expenses of the Company exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

Distributor

         Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

         At a meeting held on January 25, 1995, the Board of Directors selected Stephens Inc. as Distributor, and approved a distribution agreement ("Distribution Agreement") with the Distributor. Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Company or the Transfer Agent (as defined under the caption "Transfer Agents and Custodian"). Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the

Board of Directors, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, or by the Distributor.

Distribution Plans and Shareholder Servicing Arrangements for Investor Shares

         Investor A Shares

         The Company has adopted a Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Company ("Servicing Agents"), up to 0.25% (on an annualized basis) of the average daily net asset value of such Fund.

         Payments under the Investor A Plan may be made to the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or to Servicing Agents that have entered into a Shareholder Servicing Agreement with the Company for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to the Company's distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing subaccounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers; (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement;
(x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations.

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

         Investor C Shares

         The Directors of the Company have approved a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor C Shares of the Funds (the "Investor C Plan"). Pursuant to the Investor C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Fund. Payments to the Distributor pursuant to the Investor C Plan will be used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C
Shares, (ii) for promotional activities intended to result in the sale of Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Investor C Plan are paid to compensate Selling Agents for providing the services described in
(i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor C Shares. Fees received by the Distributor pursuant to the Investor C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         Pursuant to the Investor C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor C Shares of the Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Funds held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

         Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor C Plan in any given year may exceed the sum of the fees received under the Investor C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor C Plan is in effect. If the Investor C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

         In addition, the Directors have approved a Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor C Shares of the Funds (the "Investor C Servicing Plan"). Pursuant to the Investor C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Fund ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to the
Company's  distributor  or transfer agent; (ii) providing  Customers
with a service that invests the assets of  their   accounts  in  such
Investor  C  Shares   pursuant  to  specific  or pre-authorized
instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor C
Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C Shares; (vii) providing subaccounting with respect to such Investor C Shares beneficially owned by Customers or providing the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         Investor N Shares

         The Directors of the Company have approved the Investor N Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to Investor N Shares of the Funds. Pursuant to the Investor N Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of such Fund's Investor N Shares, including for sales related services provided by Selling Agents. Payments under a Fund's Investor N Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor N Shares.

         The fees payable under the Investor N Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services  provided,  and related  expenses  incurred,  by such  Selling  Agents.
Payments under the Investor N Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

         In addition,  the Directors have approved a Shareholder
Servicing Plan with respect to Investor N Shares of the Funds (the "Investor N Servicing Plan"). Pursuant to the Investor N

Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Investor N Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor N Shares of the Funds.

         The fees payable under the Investor N Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Investor N Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor N Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor N Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor N Shares; (vii) providing sub-accounting with respect to such Investor N Shares beneficially owned by Customers or providing the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor N Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Investor N Distribution Plan and Investor N Servicing Plan (together, the "Investor N Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor N Plans which exceed the payments made to the Selling Agents and Servicing Agents by the Distributor or Nations Fund and reimbursed by the Fund pursuant to the Investor N Plans. Any such excess expenses may be recovered in future years, so long as the Investor N Plans are in effect. Because there is no requirement under the Investor N Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor N Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor N Plans or in connection with contingent deferred sales charges, if for any reason the Investor N Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

         Information Applicable to Investor A, Investor C and Investor N Shares

         The Investor A Plan, the Investor C Plan, the Investor C Servicing Plan, the Investor N Distribution Plan and the Investor N Servicing Plan (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan.

Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Plans is subject to, among other things, the National Association of Securities Dealers, Inc. ("NASD") Rules of Fair Practice governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

         Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on January 26, 1995. The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

         In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor C or Investor N Shares and the holders of such shares. The Plans were approved by their initial shareholders on June 30, 1995.

         Each Plan may be terminated with respect to its shares by vote of a majority of the Qualified Directors or by vote of a majority of holders of its outstanding voting securities. Any change in a Plan that would increase materially the distribution expenses paid by the Investor A, Investor C or Investor N Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Investor C Servicing Plan and the Investor N Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

         Conflict of interest restrictions may apply to the receipt by Selling, and/or Servicing Agents of compensation from Nations Fund in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money maneuvers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor Shares.

Shareholder Servicing Agreements (Trust B Shares)

         As stated in the Prospectuses for the Trust Shares, the Company has a separate Shareholder Servicing Plan with respect to the Trust B Shares. Pursuant to the Shareholder Servicing Plan, the Company has entered into agreements with certain banks pertaining to the provision of administrative services to their customers who may from time to time own of record or beneficially Trust B Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of such shares. Such services may include:

(i) aggregating and processing purchase, exchange and redemption requests for Trust B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Trust B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (v) providing information periodically to Customers showing, their positions in Trust B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Trust B Shares; (vii) providing sub-accounting with respect to Trust B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreements or Shareholder Services Plan; and
(x) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         Such plan shall continue in effect as long as the Board of Directors, including a majority of the Qualified Directors, specifically approves the plan at least annually.

Expenses

         The Administrator and/or Co-Administrator furnishes, without additional cost to the Company, the services of the Treasurer and Secretary of the Company and such other personnel (other than the personnel of NationsBank or Sub-Adviser) as are required for the proper conduct of the Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Company's Shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor C and Investor N Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Company.

         The Company pays, or causes to be paid, all other expenses of the Company, including without limitation: the fees of NationsBank, the Sub-Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Company;
brokerage commissions chargeable to the Company in connection with fund securities transactions to which the Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Company and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in Shares or cash; charges and expenses of any outside service used for pricing of the Company's Shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relative to the Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Company's operation unless otherwise explicitly assumed by NationsBank (and/or the Sub-Adviser), the Administrator or Co-Administrator.

         Expenses of the Company which are not directly attributable to the operations of any class of Shares or Fund are pro-rated among all classes of Shares or Fund of the Company based upon the relative net assets of each class or Fund. Expenses of the Company which are not directly attributable to a specific class of Shares but are directly attributable to a specific Fund are prorated among all the classes of Shares of such Fund based upon the relative net assets of each such class of Shares. Expenses of the Company which are directly attributable to a class of Shares are charged against the income available for distribution as dividends to such class of Shares.

         The   Advisory   Agreement,   the   Sub-Advisory   Agreement   and  the
Administration Agreement require NationsBank, the Sub-Adviser and the Administrator to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Fund's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time and the aggregate of all such investment advisory, sub-advisory and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by NationsBank, the Sub-Adviser or the Administrator shall be deducted from the monthly investment advisory and administration fees otherwise payable to NationsBank, the Sub-Adviser and the Administrator during such fiscal year. If required pursuant to such state securities regulations, NationsBank, the Sub-Adviser and the Administrator will reimburse the Company no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

Transfer Agents and Custodians

         The Shareholder Services Group, Inc. ("TSSG"), is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and acts as transfer agent (the "Transfer Agent") for the Company's Trust Shares and Investor Shares. Under a transfer agency agreement, the Transfer Agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Company, distributes dividends and distributions payable by the Company to shareholders and produces statements with respect to account activity for the Company and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Company during the month and is reimbursed for out-of-pocket expenses. NationsBank of Texas, N.A. ("NationsBank of Texas"), 901 Main Street, Dallas, Texas 75201, serves as sub-transfer agent for each Fund's Trust Shares.

         Morgan Guaranty Trust Company serves as custodian (the "Custodian") for the portfolio securities and cash of the Funds. The Custodian maintains custody of the Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of the Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of the Funds all checks, and receives all dividends and other distributions made on securities owned by the Funds. The Custodian receives compensation from the Funds for its services based on a percentage of the market value of the Funds' securities and a charge for fund transactions.

                       INDEPENDENT ACCOUNTANTS AND REPORTS

         At least semi-annually, the Company will furnish shareholders of the Funds with a list of the investments held in the Funds and financial statements for the Funds. The annual financial statements will be audited by the Company's independent auditors. The Board of Directors has selected Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110 as the Company's independent accountant to audit the Company's books and review the Company's tax returns for the Funds' fiscal years ending on and after March 31, 1996.


         The Company's Statement of Assets and Liabilities dated July 27, 1995 and Report of Independent Accountants dated June 28, 1995 appearing in Post-Effective Amendment No. 1 to the Registration Statement are incorporated by reference in this SAI. The Company's unaudited Financial Statements for the period ended September 30, 1995 appearing in the Company's September 30, 1995 Semi-Annual Report also are incorporated by reference in this SAI.

                                     COUNSEL

         Morrison & Foerster serves as legal counsel to the Company. Its address is 2000 Pennsylvania Avenue. N.W., Washington, D.C. 20006.

                      ADDITIONAL INFORMATION ON PERFORMANCE

         Yield information and other performance information for the Company's Funds may be obtained by calling the Company at (800) 321-7854.

Yield Calculations

         The yield of the Trust Shares and Investor Shares of the Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period. Yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2[(a-b + 1)6 1]
                     cd

Where:     a    =     dividends and interest earned during the period

           b    =     expenses accrued for the period (net of reimbursements)

           c    =     average daily number of shares outstanding during the
                      period that were entitled to receive dividends

           d    =     maximum offering price per share on the last day of
                      the period

         For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

         Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions a Fund paid over the same period or the rate of income reported in the Funds' financial statements.

Total Return Calculations

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Fund. The Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC.

         Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:     P       =     a hypothetical initial payment of $1,000

           T       =     average annual total return

           n       =     number of years

           ERV     =     ending redeemable value at the end of the period of a
                         hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            CTR    =     (ERV-P) 100
                              P

Where:     CTR     =     Cumulative total return

           ERV     =     ending redeemable value at the end of the period of a
                         hypothetical $1,000 payment made at the beginning of such period


            P      =     initial payment of $ 1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         The Trust Shares and Investor Shares of the Funds may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month (in the case of the Global Government Income Fund) or a three-month (in the case of the Emerging Markets Fund and Pacific Growth Fund) period as a percentage of the maximum offering price per share on the last day of such period.

         The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

         The Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

         In addition, the performance and yield of a class of shares in the Emerging Markets Fund and Pacific Growth Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange or the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks. The performance and yield of a class of shares in the Global Government Income Fund may be compared to the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of U.S. government, treasury and agency securities, corporate and yankee bonds, the Salomon Brothers Long-Term-High-Grade Corporate Bond Index, an unmanaged index of nearly all U.S. "Aaa-" and "Aa-" rated bonds or international bond index. Any given performance comparison should not be considered representative of a Fund's performance for any future period.

 Each Fund of the Company may quote information obtained from the
                  Investment Company Institute in its advertising materials and sales literature.

                                  MISCELLANEOUS

Certain Record Holders

         The following indicates those persons who owned 5% or more of the indicated class of shares as of December 12, 1995. Unless otherwise indicated, the address for each recordholder of Trust Shares is 1401 Elm Street, 11th Floor, Dallas, Texas 75202.




                                     Percentage of Shares
Name and Address                      Held of Record Only

Nations Emerging Markets Fund

Trust A Shares

Nations Bank N.A.
101 South Tryon Street
Charlotte, NC  28255                        44.08%

Investor A Shares

BSDT CUST
Charles R. Egan IRA RO
410 Ridge Drive
Naples, FL  33963                           23.00%

Stephens Inc.
Custodian for Theodore Otto Johnson
P.O. Box 34127
Little Rock, AR  72203                      20.20%

BSDT Cust Ira FBO
Barbara B. Church
1535 Providence Road
Charlotte, NC  28207-2627                    5.87%

Stephens Inc.
111 Center Street
Little Rock, AR 72201                        5.05%

Investor C Shares

Stephens Inc.
111 Center Street                           56.40%
Little Rock, AR 72201

Elmer Timberman Lodge 54
Scholarship Fund Inc.
P.O. Box 27
Annandale, VA  22003-0027                   17.25%

Renee A. Kriz
7734 Middle Valley Drive
Springfield, VA  22153                      12.60%

Youssef I A Talaat Cust For
Ashraf Y Talaat VA/UTMA
7383 Jiri Woods Ct.
Springfield, VA  22153                      6.83%

Youssef I A Talaat Cust For
Adham Y Talaat VA/UTMA
7383 Jiri Woods Ct.
Springfield, VA  22153                      6.83%


Nations Global Government Income Fund

Trust A Shares

Nations Bank N.A.
101 South Tryon Street                      92.51%
Charlotte, NC 28255

Investor A Shares

William A. Bridges &
Nancy P. Bridges JT TEN
112 Country Club Drive
Greenville, SC  29605                       43.59%

Stephens Inc.
111 Center Street
Little Rock, AR 72201
                                            37.23%


Winston Burt &
Gweneth A. Burt JT TEN
306 Gresham Street
Baytown, TX  77520-2610                     16.68%

Investor C Shares

Stephens Inc.
111 Center Street                           99.88%
Little Rock, AR 72201

Investor N Shares

Dixie Restaurant
Equipment Co. Inc.
2734 Spring Garden Road
Winston Salem NC, 27106-5714                65.91%

Dean Witter Reynolds Cust For
Alex Thomson IRA SEP
c/o McGladrey & Pullen
P.O. Box 1730
Wilmington, NC  28402                       11.86%

Charlotte S. Copeland
103 Quail Drive Meadowbrook
Summerville, SC  29485                       9.49%


Dean Witter Reynolds Cust For
Sandra D. Riggs
1608 Summerwood Trail
Hixson, TN  37343                            6.39%


Stephens Inc.
111 Center Street                            5.60%
Little Rock, AR 72201

Nations Pacific Growth Fund

Trust A Shares

NationsBank N.A.
101 South Tryon Street
Charlotte, NC  28255                        35.23%

Investor A Shares

Mohammad Athari M.D.
2802 Garth Road
Baytown, TX  77521-3900                     41.03%

Stephens Inc.
P.O. Box 34127
Little Rock, AR  72203                       7.65%

Stephens Inc.
Attn: Customer Control
P.O. Box 34127
Little Rock, AR  72203                       5.84%

Investor C Shares

Carolyn Branan
19209 Hidden Cove Lane
Huntersville, NC  28078                     52.32%


Stephens Inc.
111 Center Street                           17.66%
Little Rock, AR  72201

Dean Witter Reynolds Cust For
Jean M. De Ru IRA
2664 Sharondale Drive
Atlanta, GA  30305-3858                     10.75%

William D. Ratliff III
801 Cherry Street, Suite 1300
Fort Worth, TX  76102                       10.70%

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment grade securities.

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

                  BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

                           Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                           A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bond which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

                  AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  AA - Bonds  that  are  rated  AA are of high  credit  quality.
         Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

                  BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds each of which denotes that the securities are investment grade:

                           AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1 +.

                  A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

                  MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

                  SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

                  SP-2 -- Satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2, and Duff 3. D&P employs three designations, Duff 1 +, Duff 1 and Duff 1-, within the highest rating category. Duff 1 + indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation.
Nevertheless, timely payment is expected.

         The following summarizes the three highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

                  F-1 + securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1 +.

                  F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1 + and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong. safety characteristics are denoted A-1 +. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but, to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate. may be more affected by external conditions. ample alternate liquidity is maintained.

         D&P uses the short-term ratings described above for commercial paper.

         Fitch uses the short-term ratings described above for commercial paper.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

                  AAA - The highest category; indicates ability to repay principal and interest on a timely basis is very high.

                  AA - The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

                  A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4      The  lowest  rating   category;   this  rating  is  regarded
                    as non-investment  grade and therefore  speculative.


         The following summarizes the three highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

                  AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

                  AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                  A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

         A1 + Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit future.

         A1 Obligations supported by the highest capacity for timely repayment.

         A2 Obligations supported by a good capacity for timely repayment.

dc-17300                                           B-12
                                   SCHEDULE B

                        ADDITIONAL INFORMATION CONCERNING
                                OPTIONS & FUTURES

     As stated in the Prospectus, each Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of the Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise price exceeds the value of the contract that is subject of the option.)

I.    Interest Rate Futures Contracts.

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

     Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgagee-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

     Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. For example, assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term U.S. Treasury bonds. The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loses realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Examples of Future Contracts Purchases. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-Point gain realized by closing out the futures contract purchase.

     The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fail to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, expenses also would be incurred.

II.   Index Futures Contracts.

     A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the Parties to each contract.

     A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objection: Protect Against Increasing Price

                  Portfolio                 Futures


                                 -Day Hedge is Placed

Anticipate Buying $62,500                 Buying 1 Index Futures at 125
       Equity Portfolio                   Value of Futures = $62,500/
                                          Contract

                                 -Day Hedge is Lifted

Buy Equity Portfolio with                 Sell 1 Index Futures at 130
       Actual Cost = $65,000              Value of Futures = $65,000/
       Increase in Purchase                        Contract
       Price = $2,500                     Gain on Futures = $2,500



                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                       Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures  Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0

                  Portfolio                          Futures


                                          -Day Hedge is Placed

Anticipate Selling $1,000,000                      Sell 16 Index Futures at 125
       Equity Portfolio                            Value of Futures = $1,000,000

                                          -Day Hedge is Lifted

Equity Portfolio-Own                               Buy 16 Index Futures at 120
       Stock with Value = $960,000                 Value of Futures = $960,000
       Loss in Portfolio                           Gain on Futures = $40,00
         Value = $40,000

         If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

                  Portfolio                       Futures


                                       -Day Hedge is Placed

Anticipate Buying $62,500                   Buying 1 Index Futures at 125
     Equity Portfolio                       Value of Futures = $62,500/
                                            Contract

                                       -Day Hedge is Lifted

Buy Equity Portfolio with                    Sell 1 Index Futures at 120
     Actual Cost - $60,000                   Value of Futures = $60,000/Contract
     Decrease in Purchase                    Loss on Futures = $2,500
        Price= $2,500                        Contract

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures  Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

                  Portfolio                      Futures


                                      -Day Hedge is Placed

Anticipate Selling $1,000,000                  Sell 16 Index Futures at 125
    Equity Portfolio                           Value of Futures = $1,000,000

                                      -Day Hedge is Lifted

Equity  Portfolio-Own                          Buy 16 Index Futures at 130
    Stock with Value = $1,040,000              Value of Futures = $1,040,000
    Gain in Portfolio = $40,000                Loss on Futures = $40,000

III.  Margin Payments

     Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual
obligations  have  been  satisfied.   Subsequent  payments,  called
variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.   Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

     To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

     Successful use of futures by a Fund also is subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.    Options on Futures Contracts.

     The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

VI.   Accounting and Tax Treatment.

     Accounting for futures contracts and options will be in accordance with generally accepted accounting principles. Generally, futures contracts and options on futures contracts held by a Fund at the close of the Fund's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent (40%) of any gains or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent (60%) of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option (the "40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts and options. With respect to futures contracts to sell or options which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell or options will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle.

With respect to certain futures contracts and options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such and certain options, a Fund may make an election which will except (in whole or in part) those identified futures contracts or options from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect to either ( 1 ) offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and not more than 40% of any net loss may be treated as short-term.

     Certain foreign currency contracts entered into by a Fund may be subject to the "marking-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts and options on futures contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     As described more full in the section of the SAI entitled "Additional Information Concerning Taxes," in order to qualify as a regulated investment company under the Code a Fund must derive less than 30% of its gross income from investments held for less than three months. With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                                   SCHEDULE C

                        ADDITIONAL INFORMATION CONCERNING
                           MORTGAGE-BACKED SECURITIES

Mortgage-Backed Securities

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest be FNMA.

         The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Funds expect that Governmental or private entities may create mortgage loan pools offering pass through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable rate mortgages ("VRMs"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRMs, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

NATIONS
------ FUND --






                                         SEMI

                                         ANNUAL

                                         For the Period Ended September 30, 1995

                                         REPORT

NATIONS EMERGING
MARKETS FUND

NATIONS PACIFIC
GROWTH FUND

NATIONS GLOBAL
GOVERNMENT INCOME FUND

----------------------------------------------------------------------------
             NOT             MAY LOSE VALUE
             FDIC -
             INSURED         NO BANK GUARANTEE
----------------------------------------------------------------------------

Nations Fund Distributor: Stephens Inc. Stephens Inc., which is not affiliated with NationsBank, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC.
Stephens Inc., member NYSE-SIPC.
Nations Fund Investment Adviser: NationsBank, N.A. ("NationsBank")
Nations Fund Portfolios, Inc. Investment Sub-Adviser: Nations Gartmore Investment Management

  3

NATIONS FUND PORTFOLIOS, INC.

DEAR SHAREHOLDER:

     In early 1995, global markets were unsettled by the fear that U.S. short-term interest rates would be raised to counter inflationary pressures building in the U.S. economy. However, the U.S. Federal Reserve Board's (the "Fed") policy of incremental interest rate increases, which had begun in the spring of 1994, eventually resulted in U.S. economic growth decelerating to non-inflationary levels. The perception that followed was that the U.S. economy could be entering a period of steady growth and low inflation. As a result, the second quarter saw rallies in both global bonds and equities, with the exception of Japan. The Japanese economy continued to suffer from the effects of an overly strong currency, exacerbated by the lack of consumer spending, resulting in part, from the Kobe earthquake and Tokyo subway gas attacks.

     Moving into the third quarter of 1995, U.S. equities continued to experience what appeared to be an almost unstoppable rise. U.S. Treasury securities proved to be more volatile, although their yields ended the quarter unchanged from levels at the quarter's start. The U.K. markets, which were depressed by the surprise resignation of Prime Minister John Major at the end of the second quarter, rebounded following his successful re-election as Conservative Party leader. Continental European markets, which were sensitive to a rising dollar, also rose. In the Pacific Rim, markets were lackluster, despite strong economic growth. Taiwan was adversely affected by hostile noises from Beijing. Thailand and Malaysia continued to run high current account deficits, although most of the balance was the result of importing capital and intermediate goods.

     Looking forward, our overall themes are as follows: We are optimistic on U.K. and Continental European bonds with longer maturities. The outlook for the Japanese economy remains less optimistic, even though investors responded positively to the perception that Japanese authorities had finally taken the necessary steps to address the deflationary threat besieging their economy. In terms of the emerging and Pacific Basin markets, we are cautious about Latin America over the short term, and favor the Pacific Basin as we believe countries in this region offer solid economic and earnings growth potential.

     The key question remains: Where is the current global economic cycle headed? Are we now experiencing a period of sustainable non-inflationary economic growth or is inflation or a recession about to emerge? We believe the world's major economies are entering a period of prolonged moderate growth. Therefore, overall, we remain positive on both the international stock and bond markets and continue to believe they offer opportunities not found in the domestic markets.

     We hope this information proves valuable in the development of your investment strategy. We look forward to continuing to help you pursue your investment goals.

Sincerely,
[LOGO]
A. Max Walker
President and Chairman of the Board

September 30, 1995

                 THE NATIONS FUND FAMILY -- A BROAD SPECTRUM OF
                     ACTIVELY MANAGED INVESTMENT PORTFOLIOS

     Nations Fund portfolios span the risk/reward spectrum providing investors with the ability to pursue a wide range of objectives within a single fund family. Stock, bond and money market portfolios allow investors to pursue short-, intermediate-, and long-term investment goals ranging from preservation of principal to capital accumulation.*

                       [CHART SHOWING ASSET ALLOCATION OF FUNDS]

 * Mutual fund investment returns will fluctuate with market conditions so that shares, when redeemed, may be worth more or less than original cost. Money market instruments are neither insured nor guaranteed by the U.S. government. While money market funds strive to maintain a constant $1.00 per share, there can be no assurance that the funds will be able to maintain a stable net asset value.

                         NATIONS EMERGING MARKETS FUND
                           PERFORMANCE AND COMMENTARY
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
Andrew Fleming is the Chief Investment Officer for Nations Gartmore Investment Management and head of the emerging markets team. Andrew has spent all of his investment career in international investments. He joined London-based Gartmore plc, the holding company for Gartmore Capital Management, in 1984 as an analyst and fund manager, specializing in Europe. In 1986, Andrew joined the Far East team and, in 1993, was promoted to head the team. He is a graduate of the University of York, England.

INVESTMENT OBJECTIVE
Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have the potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

     Nations Emerging Markets Fund commenced operations on June 30, 1995, and therefore, reports only for the three-month period ended September 30, 1995. Since the Fund's inception, activity has concentrated on carefully establishing positions. During the period under review, emerging stock markets performed relatively poorly, which contributed to the Fund's aggregate total return of (1.20)%.* This underperformed the (0.34)% return provided by the Fund's benchmark, the International Finance Corporation (IFC) Investables Composite Index, mostly due to the steps taken to establish the initial portfolio. The IFC is a division of the World Bank which tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, eastern Europe, Africa and the Middle East.

MANAGER COMMENTARY

  LET'S START WITH LATIN AMERICA. HOW DID KEY COUNTRIES PERFORM?

     The best-performing market for the period was Brazil, where measures to slow the economy have proven quite successful. The Mexican market rose strongly over the start of the reporting period, continuing the recovery from the first quarter of the year following the peso devaluation crisis of late 1994. However, the Mexican market fell back in September as it became clearer that the economy would improve far more slowly than anticipated.

  WHAT HAPPENED IN ASIA?

     Tight monetary policies have taken their toll on the equity markets over the past three months, with Thailand, Malaysia and the Philippines turning in poor performances. Central banks in these countries have been curbing credit and loan growth to counter the growing threat of both economic overexpansion and inflation. Also, a turn for the worse in China-Taiwan relations undermined investor sentiment, driving foreign funds and domestic institutions away. The rush for the door resulted in a fall of more than 6% in the value of the Taiwan dollar, relative to the U.S. dollar.

---------------

    * Trust A Shares total return.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST UPON REDEMPTION.

  WHAT EFFECT DID EVENTS IN THESE REGIONS HAVE ON THE FUND'S PERFORMANCE?

     The Fund had a larger position in Brazil than its comparable index, and, therefore, benefited from that market's outperformance. The underweight position in Mexico had a mostly neutral effect. The Fund was most negatively affected by its heavier weighting in Pacific Basin countries.

  WHAT WERE SOME COMPANIES IN THE PORTFOLIO THAT PERFORMED ESPECIALLY WELL?**

     A specific stock worth mentioning is a Brazilian company, Vale Rio Doce,
(VRD), the world's largest producer of iron ore and a major producer of other metals. VRD has a low level of debt and strong U.S. dollar cash flows. It is expected to be one of Brazil's next privatizations, which should boost interest in the stock. Telekom Malaysia (in Malaysia) also looks attractive. It is the country's prime provider of voice telephone services and operates a nationwide mobile telephone network.

  WHAT IS YOUR GENERAL OUTLOOK FOR EMERGING MARKETS?

     Generally, we expect continued volatility for the emerging markets, specifically Latin America. This supports our policy of broadly diversifying the Fund's portfolio across many securities and markets that should benefit from the longer-term opportunities in developing and emerging economies.

  WHERE ARE THOSE OPPORTUNITIES?

     In Latin America, we continue to like Brazil and the Fund will remain overweight there. In the Pacific Rim, we will continue to add to the favored markets of South Korea and Taiwan. Following underperformance in South Korean and Taiwanese equities in the first half of the year, we expect interest rates to decline given the current stage of the economic cycle and long-term financial deregulation. Thus, we expect potentially stronger relative performance.

  WHAT MARKETS LOOK LESS FAVORABLE?

     Mexico. A meaningful economic recovery is not likely to commence until well into 1996, so the Fund will retain relatively low exposure there. South Africa is not a diversified economy, dominated as it is by only one or two major industries. Therefore, the Fund will continue to have a smaller position there, at around 10%, against the 23% weighting in the IFC Investables Composite Index.

---------------

    ** Portfolio holdings are subject to change and may not be representative of the Fund's current holdings.

                          NATIONS PACIFIC GROWTH FUND
                           PERFORMANCE AND COMMENTARY

--------------------------------------------------------------------------------
PORTFOLIO MANAGER
Seok Teoh is the investment manager on the Far East team for Nations Gartmore Investment Management, which currently manages over $2 billion in Pacific Basin equities. Previously, Seok managed Far East equities for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Seok graduated from the University of Durham.

INVESTMENT OBJECTIVE
Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

     Nations Pacific Growth Fund commenced operations on June 30, 1995, and therefore, reports only for the three-month period ended September 30, 1995. Since the Fund's inception, activity has concentrated on establishing positions. During the period under review, the Pacific Basin equity markets produced lackluster performance which was reflected in the Fund's aggregate total return of (2.90)%.* This return underperformed the (2.00)% return provided by the Fund's benchmark, the Morgan Stanley Capital International Combined Far East ex-Japan Free Index.

MANAGER COMMENTARY

  PLEASE DESCRIBE MARKET CONDITIONS THAT PREVAILED DURING THE PERIOD.

     For the three-month period under review, the Pacific Basin equity markets overall performed poorly, due to a variety of factors. In Thailand, consumer and wholesale price inflation was running at very high levels, the latter putting pressure on factory prices and the margins of manufacturing companies. In addition, political concerns about the make-up of the ruling coalition resulted in heavy selling by local funds. Tight monetary policies in Malaysia and the Philippines took their toll on the equity markets, particularly in financial and property stocks in the former and large-capitalization stocks in the latter.

  WHAT ABOUT TAIWAN, DIDN'T POLITICAL PROBLEMS AFFECT THE MARKETS THERE?

     In Taiwan, the market was weak due to a combination of political worries and domestic financial scandal. Investors were unnerved by China's test firing of guided missiles some 70 miles off the Taiwanese coast. Later, a turn for the worse in China-Taiwan relations undermined investor sentiment and drove foreign funds and domestic institutions away from the market. What's more, a credit union collapsed on the back of fraud, which also caused investors to turn to cash and away from equities.

  WHERE WAS THERE STRONG PERFORMANCE?

     On the brighter side, stocks in Hong Kong performed well, buoyed by the cut in U.S. interest rates earlier in the year, and by the results of property companies. Interest rate sensitive bank stocks also did well there. In Korea, electronics shares and construction shares did well as did the barometers of stock market performance, bank shares.

---------------

    * Trust A Shares total return.
PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST UPON REDEMPTION.

   WHAT SECTORS/STOCKS HELPED FUND PERFORMANCE, ESPECIALLY GIVEN THESE DIFFICULT MARKET CONDITIONS?**

     The Fund performed reasonably well against these difficult market conditions, as it was appropriately positioned in Korea and Hong Kong, while remaining underweight in Malaysia and Thailand. Holdings of conglomerates such as Hutchison Whampoa and smaller banks such as Wing Hang Bank and Dao Heng Bank Group in Hong Kong did well, outperforming the local index, the Hang Seng. The Fund also benefited from an overweight position in electronics and export-related stocks in Korea. Samsung Electronics, the world's largest producer of memory chips, performed particularly well. The relative strength of the Fund's technology-related stock holdings in Taiwan partially offset the negative impact of the Taiwanese market's overall poor performance.

  AND THE BAD PERFORMERS?

     Blue-chip telecom holdings in Thailand negatively impacted the Fund's performance, as there was heavy selling in these shares where the Fund was invested.

  WHEN DO YOU THINK THE PACIFIC BASIN WILL TURN AROUND?

     Looking ahead, we believe the Pacific Basin markets will rebound over the next few months after the end of the corporate reporting season. And, over the longer term, valuation of the markets looks very attractive. The Pacific Basin should also be a beneficiary of any further yen weakness, stimulating portfolio investment by Japanese institutions in the region. In addition, the region should benefit from stable U.S. interest rates. The ongoing rush to build infrastructure, the high savings and investment rates and continued strong foreign capital investment in the region are expected to keep the growth momentum going.

  WHERE WILL YOU POSITION THE FUND GOING FORWARD?

     While interest rates have been high in Korea and Taiwan, we believe they are likely to decline given the stage of the economic cycle and long-term financial deregulation. Therefore, we expect the Fund to be overweight versus the index in these countries, particularly in domestic-related and export-related stocks. We also expect to add to the Fund's positions in Hong Kong, particularly property developers, which are showing signs of a recovery in earnings that we expect will continue over the next 12 months. We are cautious about markets in Thailand, the Philippines and Malaysia, where the Fund will continue to be underweight; the trend in these countries is for higher consumer prices and poor liquidity conditions over the next one to two quarters.

---------------

    ** Portfolio holdings are subject to change and may not be representative of the Fund's current holdings.

                     NATIONS GLOBAL GOVERNMENT INCOME FUND
                           PERFORMANCE AND COMMENTARY

--------------------------------------------------------------------------------
PORTFOLIO MANAGER
Mark Rimmer is the international fixed income manager for Nations Gartmore Investment Management. Previously, Mark managed multi-currency funds for institutional clients at Gulf International Bank in Bahrain, and prior to that he was a senior trader for Sumitomo Finance International, London. He graduated from Cambridge University.

INVESTMENT OBJECTIVE
Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

     Nations Global Government Income Fund commenced operations on June 30, 1995, and therefore, reports only for the three-month period ended September 30, 1995. Since the Fund's inception, activity has concentrated on establishing positions. During the period under review, global bond markets provided a disappointing overall return, which reflected upon the Fund's performance. For the three-month period ended September 30, the Fund provided an aggregate total return of 1.69%.* However, this return substantially outperformed the (0.12)% return provided by the Fund's benchmark, the J.P. Morgan Global Government Bond Index, which tracks government bonds issued in 12 countries in the U.S., Europe and the Far East.

MANAGER COMMENTARY

  WHAT HAPPENED IN THE GLOBAL BOND MARKETS OVER THE PAST THREE MONTHS?

     The most notable feature over the past three months was the recovery in the U.S. dollar, which rose sharply against the deutschemark, and even more sharply against the yen.

     The U.S. bond market had a volatile quarter, ending slightly ahead from levels at the quarter's start. After a lull in economic activity, which prompted a 25-basis-point (0.25%) cut in the Fed funds rate in July, evidence emerged that the economy was growing too quickly. As the summer progressed, it became clear that the economy was growing at a steady, non-inflationary pace, a climate still favorable for bond investment. The heavy buying of the dollar in August, as well as expectations that the Japanese would step up their investment overseas, were additional factors behind the U.S. bond market rally. Toward the end of September, the bond market gave back some ground though, due to profit-taking and a modest setback in the dollar.

  WHAT ABOUT OVERSEAS MARKETS?

     The U.K. bond market performed well; long-maturity bonds hovered around 8%. The rally in the U.S. dollar prompted a continuation of the rally in the high-yielding bond markets of Continental Europe, particularly Denmark, Sweden, Italy and Spain. However, at the end of the reporting period, this trend was upset by a setback in the dollar and controversy over the European Monetary Union.

---------------

    * Trust A Shares total return.
PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST UPON REDEMPTION.

  WHAT'S THE DIFFERENCE BETWEEN THE EUROPEAN UNION AND EUROPEAN MONETARY UNION, AND CAN YOU EXPAND ON THE RECENT CONTROVERSY?

     A European Union (EU) was created to strengthen ties between western, central and eastern Europe. One goal of the EU is the European Monetary Union
(EMU)--the creation of a single currency and a central bank by January 1, 1999. So far, 15 countries are members of the EU working toward meeting the strict criteria set for the EMU.

     The EMU controversy was a debate sparked by leaked comments from German Finance Minister Waigel that he didn't see Italy meeting the EMU criteria by 1999. This was accompanied by doubts about the ability of France and Belgium to meet the criteria, expressed by a Bundesbank member. These sentiments caused uncertainty in the bond markets of these countries and susceptibility to overreaction. The French bond market did suffer in response to these comments and in the wake of a disappointing budget deficit.

  WAS THE FUND INVESTED IN FRANCE?

     The Fund had a smaller position than its comparable index, with a 7% allocation in France at the end of the reporting period--part of which was hedged back into U.S. dollars to protect investors against the weakening franc.

  GETTING BACK TO MARKET BEHAVIOR, HOW DID EVENTS IMPACT THE FUND'S PERFORMANCE?

     In terms of the markets, in keeping with our conviction that the dollar was undervalued and would strengthen, the Fund took a large position in dollar assets, investing directly in dollar-bloc countries (U.S., Canada and Australia) and engaging in some defensive hedging activity. These moves had a favorable effect on the Fund's performance. At the end of August, we lengthened the duration of the Fund's U.S. bond position toward neutral from a previously underweight position, taking advantage of a pullback in U.S. bond prices. The high-yielding bond markets of Italy, Spain and Sweden, which rallied as the dollar strengthened, helped the Fund's performance, as did a large position in Danish bonds, which outperformed most markets over the period.

  YOU MENTIONED DEFENSIVE HEDGING ACTIVITY. YOUR CONVICTION ON A STRONGER DOLLAR MUST HAVE BEEN VERY STRONG.

     It was; we rarely hedge, only doing so in an effort to protect potential investor returns. We hedged most of the Fund's limited yen bond exposure back into the dollar so the Fund benefited from the rally in the dollar against the yen. Some of the European exposure was also hedged back into dollars, protecting the Fund from the impact of the strengthening dollar.

  HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

     We expect both the U.S. and the core European bond markets to provide the potential for attractive returns, particularly in the longer maturities. Overall, duration in the Fund has been increased, to approximately 4.9 years. Most of the duration was added in the U.S. which, at the start of the reporting period, was underweight the index.

     In terms of hedging, we expect the dollar to show only modest upside strength against the deutschemark and, therefore, the hedge has been partially reduced.

  WHAT ABOUT JAPAN?

     While the Japanese bond market was recently supported by the Bank of Japan, which bought bonds to add liquidity to the market, we expect bond yields to rise again in the months ahead. Therefore, the Fund has retained an underweight position there. The yen hedge remains in place as we believe the yen is still overvalued versus the dollar.

NATIONS FUND PORTFOLIOS, INC.
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                        SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                     VALUE
  SHARES                                                                            (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- 81.1%
              ARGENTINA -- 4.3%
      6,800   Banco de Galicia+...............................................   $      122,400
      4,600   Central Costanera, ADR..........................................          111,550
     19,000   Compania Naviera Perez..........................................          161,500
      7,000   Quilmes Industrial SA Ord+......................................          129,500
      7,000   Y.P.F. Sociedad Anonima.........................................          126,000
                                                                                 --------------
                                                                                        650,950
                                                                                 --------------
              BRAZIL -- 14.1%
     27,000   Aracruz Celubse SA, ADR.........................................          270,000
     13,700   Cemig Companhia, ADR+...........................................          301,400
     30,000   Cia Acos Especiais Itab, ADR....................................          455,550
     19,300   Electrobras, ADR+...............................................          289,500
     10,500   Telebras, ADR...................................................          456,750
      8,150   Vale Rio Doce...................................................          341,027
                                                                                 --------------
                                                                                      2,114,227
                                                                                 --------------
              COLUMBIA -- 1.5%
      4,500   Banco Ganadero, Class C, ADR....................................           63,000
      5,900   Banco Industrial Colombiano, ADR................................           80,387
      4,300   Cementos Diamante SA, GDS+......................................           79,963
                                                                                 --------------
                                                                                        223,350
                                                                                 --------------
              HONG KONG -- 3.1%
    254,000   Guangdong Investment Ltd. ......................................          151,939
     48,000   New World Development Company...................................          189,350
    436,000   Yizheng Chemical Fibre..........................................          128,290
                                                                                 --------------
                                                                                        469,579
                                                                                 --------------
              INDIA -- 4.6%
      6,300   Hindalco, GDR...................................................          214,200
      4,900   Ranbaxy Laboratories Ltd., GDS+.................................          138,425
     18,200   Reliance Industries Ltd., GDS...................................          329,966
                                                                                 --------------
                                                                                        682,591
                                                                                 --------------
              INDONESIA -- 3.4%
     27,500   Hanjaya Mandala Sampoerna, Alien Shares.........................          256,124
      5,500   PT Indonesian Satellite, ADR....................................          193,188
     20,000   Semen Gresik+...................................................           56,500
                                                                                 --------------
                                                                                        505,812
                                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                     VALUE
  SHARES                                                                            (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              MALAYSIA -- 17.4%
    190,000   Bandar Raya+....................................................   $      358,519
    117,000   Development & Commercial Bank Holdings Corporation..............          326,035
     68,000   Malayan Banking Berhad..........................................          549,522
    218,000   Renong Berhad...................................................          378,376
    190,000   Tan Chong Motor Holdings Berhad+................................          208,758
     51,000   Telekom Malaysia................................................          383,718
     62,000   United Engineers (Malaysia) Berhad..............................          397,373
                                                                                 --------------
                                                                                      2,602,301
                                                                                 --------------
              MEXICO -- 5.8%
     48,000   Cemex SA........................................................          184,702
     46,000   Cifra SA de CV, ADR+............................................           53,820
      4,900   Desc de CV, Class C, ADR+.......................................           74,113
     12,900   Grupo Carso SA de CV, ADR+......................................          148,350
     52,000   Grupo Modelo SA de CV, Class C..................................          211,505
      6,300   Telefonos de Mexico SA, ADR.....................................          200,025
                                                                                 --------------
                                                                                        872,515
                                                                                 --------------
              PERU -- 1.9%
     21,000   Banco Wiese, ADR................................................          141,750
     10,000   Cementos Lima, ADR+.............................................          140,000
                                                                                 --------------
                                                                                        281,750
                                                                                 --------------
              PHILIPPINES -- 2.5%
    200,000   Ayala Corporation, Class B......................................          195,740
    136,000   Petron Corporation..............................................           63,942
      1,780   Philippines Long Distance Telephone, ADR........................          118,148
                                                                                 --------------
                                                                                        377,830
                                                                                 --------------
              PORTUGAL -- 0.6%
      6,500   Soares da Costa.................................................           94,913
                                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                     VALUE
  SHARES                                                                            (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              RUSSIA -- 0.4%
     10,000   Petersburg Long Distance, ADR+..................................   $       63,750
                                                                                 --------------
              SOUTH AFRICA -- 9.9%
      8,000   Angelo-American Industrial Corporation SA.......................          385,569
     13,000   Barlow Ltd......................................................          146,847
     50,000   Gencor Ltd......................................................          186,212
     20,000   Malbak Ltd. NPV.................................................          135,551
      1,500   Polifin Ltd.+...................................................            3,122
     20,000   Remrandt Group..................................................          167,043
     10,000   Sasol NPV.......................................................           82,152
    150,000   South Africa Iron & Steel Industrial Corporation................          162,251
      7,000   South African Breweries.........................................          220,442
                                                                                 --------------
                                                                                      1,489,189
                                                                                 --------------
              SOUTH KOREA -- 4.1%
      9,500   Dong Ah Construction, EDR+......................................          242,250
      7,500   Korea Electric Power Corporation, ADR...........................          190,312
      2,550   Samsung Electronics, GDS++......................................          178,500
                                                                                 --------------
                                                                                        611,062
                                                                                 --------------
              THAILAND -- 4.0%
      3,400   Siam Cement Public Company Ltd., Alien Shares...................          200,518
     26,000   Thai Farmers Bank Public Company Ltd., Alien Shares.............          225,862
     13,000   United Communications Industry..................................          168,878
                                                                                 --------------
                                                                                        595,258
                                                                                 --------------
              TURKEY -- 3.5%
     63,000   Alarko Saway....................................................           67,721
    130,000   Cimentas........................................................           77,781
    483,000   Ege Biracilik Vem...............................................          178,780
    510,000   Netas Ord.......................................................          196,532
                                                                                 --------------
                                                                                        520,814
                                                                                 --------------
              TOTAL COMMON STOCKS
                 (Cost $12,417,663)...........................................       12,155,891
                                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                     VALUE
  SHARES                                                                            (NOTE 1)
-----------------------------------------------------------------------------------------------
MUTUAL FUNDS -- 4.3%
              CHILE -- 1.7%
      6,000   Chile Fund Inc..................................................   $      135,750
     43,300   Five Arrows Chile Investment Trust Ltd..........................          124,271
                                                                                 --------------
                                                                                        260,021
                                                                                 --------------
              SOUTH KOREA -- 1.5%
         50   Korea Europe Fund...............................................          218,750
                                                                                 --------------
              TAIWAN -- 1.1%
     15,000   Taiwan Index Fund...............................................          157,500
                                                                                 --------------
              TOTAL MUTUAL FUNDS
                 (Cost $643,657)..............................................          636,271
                                                                                 ==============

PRINCIPAL
  AMOUNT
----------
CONVERTIBLE BOND -- 0.9% (Cost $137,945)
             SOUTH KOREA
CHF150,000   Yukong Convertible,
             1.000% due 12/31/98...............................................         142,085
                                                                                    ===========
TOTAL INVESTMENTS (Cost $13,199,265*)..................................    86.3%     12,934,247
OTHER ASSETS AND LIABILITIES (NET).....................................    13.7       2,048,022
                                                                          -----     -----------
NET ASSETS.............................................................   100.0%    $14,982,269
                                                                          =====     ===========

---------------

 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:

ADR    American Depositary Receipt
CHF    Swiss Franc
EDR    European Depositary Receipt
GDR    Global Depositary Receipt
GDS    Global Depositary Share

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

AT SEPTEMBER 30, 1995 SECTOR DIVERSIFICATION WAS AS FOLLOWS:

                                                                         % OF
                                                                          NET         VALUE
                       SECTOR DIVERSIFICATION                            ASSETS     (NOTE 1)
----------------------------------------------------------------------------------------------
COMMON STOCKS:
Banking..............................................................     10.6%    $ 1,578,711
Construction/Engineering.............................................      9.5       1,420,329
Utility..............................................................      9.0       1,349,512
Telecommunications...................................................      8.8       1,324,238
Metal and Mining.....................................................      8.0       1,196,989
Industrial...........................................................      5.7         851,086
Diversified..........................................................      4.8         722,466
Food and Beverage....................................................      3.5         528,722
Tobacco..............................................................      2.8         423,168
Basic Industry.......................................................      2.4         362,769
Real Estate..........................................................      2.4         358,519
Oil and Gas..........................................................      2.3         351,442
Financial Services...................................................      2.3         341,290
Paper and Forest Products............................................      1.8         270,000
Retail...............................................................      1.8         262,578
Chemicals............................................................      1.4         213,564
Electronic...........................................................      1.2         178,500
Consumer Services....................................................      0.9         141,750
Pharmaceuticals and Healthcare.......................................      0.9         138,425
Manufacturing........................................................      0.5          67,721
Miscellaneous........................................................      0.5          74,112
                                                                         -----     -----------
TOTAL COMMON STOCKS..................................................     81.1      12,155,891
MUTUAL FUNDS.........................................................      4.3         636,271
CONVERTIBLE BOND.....................................................      0.9         142,085
                                                                         -----     -----------
TOTAL INVESTMENTS....................................................     86.3      12,934,247
OTHER ASSETS AND LIABILITIES (NET)...................................     13.7       2,048,022
                                                                         -----     -----------
NET ASSETS...........................................................    100.0%    $14,982,269
                                                                         =====     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                        SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                       VALUE
  SHARES                                                                             (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- 82.0%
              AUSTRALIA -- 3.8%
     87,000   Australia & New Zealand Bank Group.................................   $   372,804
     18,000   Broken Hill Property...............................................       247,856
    125,000   Skilled Engineering Ltd............................................       240,895
     38,000   Western Mining Corporation Holdings................................       248,702
                                                                                    -----------
                                                                                      1,110,257
                                                                                    -----------
              HONG KONG -- 27.7%
    134,000   China Light & Power................................................       693,250
    246,000   Dao Heng Bank Group................................................       816,108
     66,000   Hang Seng Bank Ltd.................................................       544,188
    180,000   Hong Kong & China Gas..............................................       289,846
    270,000   Hong Kong Telecommunications.......................................       490,642
     64,800   HSBC Holdings......................................................       900,966
    199,000   Hutchison Whampoa..................................................     1,078,430
     50,400   Jardine Matheson Holdings..........................................       340,200
    168,000   New World Development Company......................................       662,726
    149,000   Sun Hung Kai Properties............................................     1,209,275
     98,000   Swire Pacific......................................................       776,349
     95,000   Wing Hang Bank.....................................................       321,307
                                                                                    -----------
                                                                                      8,123,287
                                                                                    -----------
              INDONESIA -- 4.9%
     52,500   Bank Dagang Nasional Indonesia.....................................        48,085
    153,000   Bank Dagang Nasional Indonesia, Alien Shares.......................       140,135
     11,000   Hanjaya Mandala Sampoerna..........................................       102,450
     35,000   Hanjaya Mandala Sampoerna, Alien Shares............................       325,977
     11,000   PT Indonesian Satellite, ADR.......................................       386,375
     80,000   Semen Cibinong, Alien Shares.......................................       217,171
     80,000   Semen Gresik, Alien Shares.........................................       225,999
                                                                                    -----------
                                                                                      1,446,192
                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                       VALUE
  SHARES                                                                             (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              MALAYSIA -- 14.9%
    230,000   Bandar Raya+.......................................................   $   433,997
    110,000   Cement Industries of Malaysia+.....................................       352,508
    120,000   Development & Commercial Bank Holdings Corporation.................       334,395
     38,000   Genting Berhad.....................................................       328,264
    208,000   Highlands & Lowlands...............................................       354,395
    100,000   Hong Leong Bank Berhad.............................................       270,701
     67,000   Malayan Banking Berhad.............................................       541,441
    285,000   Renong Berhad......................................................       494,666
    100,000   RJ Reynolds Berhad.................................................       210,987
     75,000   Telekom Malaysia...................................................       564,291
     73,000   United Engineers (Malaysia) Berhad.................................       467,874
                                                                                    -----------
                                                                                      4,353,519
                                                                                    -----------
              PHILIPPINES -- 2.7%
     84,400   Ayala Corporation, Class B.........................................        82,602
     80,000   Ayala Land Inc., Class B...........................................        89,042
    900,000   Belle Corporation..................................................       153,713
     48,000   First Philippines Holdings, Class B+...............................       116,062
    100,000   Philipino Telephone Corporation+...................................        94,991
      3,900   Philippines Long Distance Telephone, ADR...........................       258,863
                                                                                    -----------
                                                                                        795,273
                                                                                    -----------
              SINGAPORE -- 11.2%
     35,000   Cycle & Carriage...................................................       312,324
     63,000   Development Bank of Singapore, Alien Shares........................       717,116
     23,000   Fraser & Neave.....................................................       266,653
    265,000   Liang Court Holdings+..............................................       256,956
    145,000   Parkway Holdings+..................................................       362,704
     44,000   Singapore International Airlines, Alien Shares.....................       408,094
    110,000   Straits Steamship Land Ltd.........................................       301,433
    395,000   Sunright Ltd.+.....................................................       265,054
     45,000   United Overseas Bank, Alien Shares.................................       388,912
                                                                                    -----------
                                                                                      3,279,246
                                                                                    -----------
              SOUTH KOREA -- 6.0%
     19,500   Dong Ah Construction, EDR..........................................       497,250
     22,450   Korea Electric Power Corporation, ADR..............................       569,669
     13,500   LG Electronics Inc., GDS+..........................................       167,130
         22   Samsung Electronics, GDR+..........................................         1,288
      5,300   Samsung Electronics, GDS++.........................................       371,000
     14,000   Yukong Ltd., GDS+..................................................       147,000
                                                                                    -----------
                                                                                      1,753,337
                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                       VALUE
  SHARES                                                                             (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              THAILAND -- 10.8%
     28,000   Advanced Information Services......................................   $   441,841
    132,000   Krung Thai Bank Public Company Ltd.................................       526,001
    104,000   National Petrochemical Company+....................................       217,573
     32,000   Phatra Thanakit Finance & Securities, Alien Shares.................       232,078
     20,000   Quality Houses+....................................................        93,246
     26,000   Quality Houses, Alien Shares+......................................       124,328
     10,000   Siam Cement Public Company Ltd.....................................       589,759
     76,200   Thai Farmers Bank Public Company Ltd., Alien Shares................       661,949
     40,000   Thai Telephone & Telecom+..........................................       278,940
                                                                                    -----------
                                                                                      3,165,715
                                                                                    -----------
              TOTAL COMMON STOCKS
                 (Cost $24,437,624)..............................................    24,026,826
                                                                                    ===========
MUTUAL FUNDS -- 3.5%
              HONG KONG -- 1.6%
     40,000   New Taipai Fund Ltd................................................       480,000
                                                                                    -----------
              SOUTH KOREA -- 1.9%
        126   Korea Europe Fund..................................................       551,250
                                                                                    -----------
              TOTAL MUTUAL FUNDS
                 (Cost $1,025,750)...............................................     1,031,250
                                                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

PRINCIPAL                                                                            VALUE
  AMOUNT                                                                           (NOTE 1)
---------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 2.2%
             SOUTH KOREA -- 0.5%
CHF150,000   Yukong Convertible,
             1.000% due 12/31/98...............................................   $   142,085
                                                                                  -----------
             TAIWAN -- 1.7%
USD 30,000   Acer Inc.,
             4.000% due 06/10/01...............................................        96,450
USD255,000   United Microelectronics,
             1.250% due 06/08/04...............................................       412,463
                                                                                  -----------
                                                                                      508,913
                                                                                  -----------
             TOTAL CONVERTIBLE BONDS
             (Cost $680,175)...................................................       650,998
                                                                                  ===========

  SHARES
  -----
RIGHTS -- 0.0%# (Cost $12,693)
    58,750   Liang Court Holdings, Expire 10/6/95..............................        11,765
                                                                                  ===========
TOTAL INVESTMENTS (Cost $26,156,242*)...................................   87.7%   25,720,839
OTHER ASSETS AND LIABILITIES (NET)......................................   12.3     3,597,164
                                                                          -----   -----------
NET ASSETS..............................................................  100.0%  $29,318,003
                                                                          =====   ===========

---------------

  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  # Amount represents less than 0.1%.

ABBREVIATIONS:

ADR   American Depositary Receipt
CHF   Swiss Franc
EDR   European Depositary Receipt
GDR   Global Depositary Receipt
GDS   Global Depositary Share
USD   United States Dollar

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

AT SEPTEMBER 30, 1995 SECTOR DIVERSIFICATION WAS AS FOLLOWS:

                                                                         % OF
                                                                          NET         VALUE
                       SECTOR DIVERSIFICATION                            ASSETS     (NOTE 1)
----------------------------------------------------------------------------------------------
COMMON STOCKS:
Banking..............................................................     19.4%    $ 5,683,142
Real Estate..........................................................      9.1       2,661,990
Telecommunications...................................................      8.6       2,515,944
Diversified..........................................................      7.3       2,134,464
Construction/Engineering.............................................      6.8       2,001,697
Financial Services...................................................      6.1       1,795,770
Utility..............................................................      5.3       1,552,764
Transportation.......................................................      4.0       1,184,444
Basic Industry.......................................................      2.9         837,615
Electronics..........................................................      2.7         804,472
Tobacco..............................................................      2.2         639,413
Agriculture/Farming..................................................      1.2         354,395
Wholesaler...........................................................      1.2         340,200
Leisure..............................................................      1.1         328,264
Automobiles..........................................................      1.1         312,324
Nondurable Goods.....................................................      0.9         266,653
Metal and Mining.....................................................      0.9         248,702
Chemicals............................................................      0.7         217,573
Oil and Gas..........................................................      0.5         147,000
                                                                         -----     -----------
TOTAL COMMON STOCKS..................................................     82.0      24,026,826
MUTUAL FUNDS.........................................................      3.5       1,031,250
CONVERTIBLE BONDS....................................................      2.2         650,998
RIGHTS...............................................................      0.0#         11,765
                                                                         -----     -----------
TOTAL INVESTMENTS....................................................     87.7      25,720,839
OTHER ASSETS AND LIABILITIES (NET)...................................     12.3       3,597,164
                                                                         -----     -----------
NET ASSETS...........................................................    100.0%    $29,318,003
                                                                         =====     ===========

---------------

# Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS             SEPTEMBER 30, 1995
(UNAUDITED)

                                 CONTRACT TO BUY                                    NET UNREALIZED
                --------------------------------------------------                   APPRECIATION/
                   LOCAL                                  VALUE IN   IN EXCHANGE   (DEPRECIATION) OF
MATURITY DATE    CURRENCY                                  U.S. $    FOR U.S. $        CONTRACT
----------------------------------------------------------------------------------------------------
10/02/95             92,001     SGD.....................    64,646       63,845         $   801
10/02/95            398,229     THB.....................    15,749       15,752              (3)
10/03/95            798,043     THB.....................    31,799       31,807              (8)
10/04/95        128,681,324     IDR.....................    56,777       56,813             (36)
10/04/95            689,940     MYR.....................   274,660      273,509           1,151
10/04/95            131,992     SGD.....................    92,754       92,399             355
10/05/95            191,798     MYR.....................    76,354       75,930             424
10/06/95             96,223     MYR.....................    38,306       38,218              88
                                                          --------      -------         -------
                                                           651,045      648,273         $ 2,772
                                                          ========      =======         =======

                                 CONTRACT TO SELL                                   NET UNREALIZED
                --------------------------------------------------                   APPRECIATION/
                  LOCAL                                   VALUE IN   IN EXCHANGE   (DEPRECIATION) OF
MATURITY DATE   CURRENCY                                   U.S. $    FOR U.S. $        CONTRACT
----------------------------------------------------------------------------------------------------
10/03/95        1,340,418     PHP.......................    51,444       51,495         $    51
10/04/95        1,217,260     PHP.......................    46,716       46,692             (24)
10/05/95          462,584     PHP.......................    17,752       17,683             (69)
                                                           -------      -------         -------
                                                           115,912      115,870         $   (42)
                                                           =======      =======         =======
                    Net Unrealized Appreciation of Forward Foreign
                Exchange Contracts..............................................        $ 2,730
                                                                                        =======
                  -------------------------------------------
                           ABBREVIATIONS OF CURRENCY
                             THAT ISSUE IS HELD IN:
                           IDR        Indonesian Rupee
                           MYR        Malaysian Ringgit
                           PHP        Philippine Peso
                           SGD        Singapore Dollar
                           THB        Thai Baht
                  -------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Global Government Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                        SEPTEMBER 30, 1995 (UNAUDITED)

      PRINCIPAL                                                                      VALUE
       AMOUNT                                                                       (NOTE 1)
----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES -- 80.3%
                         AUSTRALIA -- 5.0%
AUD         1,340,000    Government of Australia,
                           8.750% due 01/15/01.................................   $  1,037,769
                                                                                  ------------
                         AUSTRIA -- 3.7%
DM          1,000,000    Government of Austria,
                           8.000% due 06/17/02.................................        752,274
                                                                                  ------------
                         BELGIUM -- 4.7%
USD           950,000    Kingdom of Belgium,
                           7.000% due 07/07/99.................................        973,750
                                                                                  ------------
                         CANADA -- 4.8%
CAD         1,280,000    Government of Canada,
                           8.500% due 03/01/00.................................        992,418
                                                                                  ------------
                         DENMARK -- 7.4%
DKK         7,800,000    Kingdom of Denmark,
                           9.000% due 11/15/00.................................      1,510,190
                                                                                  ------------
                         FRANCE -- 6.7%
FRF         6,500,000    Government of France,
                           8.125% due 05/25/99.................................      1,381,704
                                                                                  ------------
                         GERMANY -- 12.2%
DM            725,000    Bundes Obligation,
                           6.125% due 05/20/99.................................        521,655
DM            580,000    Federal Republic of Germany,
                           7.250% due 10/21/02.................................        425,644
DM          1,000,000    Federal Republic of Germany,
                           6.250% due 01/04/24.................................        602,519
USD           900,000    LKB, (Baden Wurltemb),
                           8.125% due 01/27/00.................................        954,045
                                                                                  ------------
                                                                                     2,503,863
                                                                                  ------------
                         ITALY -- 3.7%
ITL     1,300,000,000    Republic of Italy,
                           9.500% due 12/01/99.................................        758,636
                                                                                  ------------
                         JAPAN -- 6.4%
JPY       115,000,000    Japan Development Bank,
                           5.000% due 10/01/99.................................      1,313,349
                                                                                  ------------
                         NETHERLANDS -- 4.7%
NLG         1,400,000    Government of Netherlands,
                           8.250% due 06/15/02.................................        970,436
                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Global Government Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

      PRINCIPAL                                                                      VALUE
       AMOUNT                                                                       (NOTE 1)
----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES -- (CONTINUED)
                         PORTUGAL -- 4.6%
ECU           830,000    Government of Portugal,
                           6.000% due 02/16/04.................................    $   943,618
                                                                                   -----------
                         SPAIN -- 2.5%
ESP        60,000,000    Government of Spain,
                           12.250% due 03/25/00................................        511,852
                                                                                   -----------
                         SUPRANATIONAL -- 6.5%
GBP           380,000    European Investment Bank,
                           8.000% due 06/10/03.................................        587,679
DM          1,000,000    International Bank for Reconstruction & Development,
                           7.250% due 10/13/99.................................        740,868
                                                                                   -----------
                                                                                     1,328,547
                                                                                   -----------
                         SWEDEN -- 2.5%
SEK         4,500,000    Government of Sweden,
                           6.000% due 02/09/05.................................        514,901
                                                                                   -----------
                         UNITED KINGDOM -- 4.9%
GBP           300,000    United Kingdom Treasury,
                           8.000% due 12/07/00.................................        481,733
GBP           340,000    United Kingdom Treasury,
                           8.000% due 09/27/13.................................        523,468
                                                                                   -----------
                                                                                     1,005,201
                                                                                   -----------
                         TOTAL FOREIGN GOVERNMENT BONDS AND NOTES
                            (Cost $16,539,863).................................     16,498,508
                                                                                   ===========
U.S. TREASURY OBLIGATIONS -- 14.8%
USD         1,400,000    U.S. Treasury Note,
                           7.500% due 05/15/02.................................      1,508,992
USD         1,500,000    U.S. Treasury Note,
                           6.500% due 08/15/05.................................      1,536,388
                                                                                   -----------
                         TOTAL U.S. TREASURY OBLIGATIONS
                            (Cost $3,016,716)..................................      3,045,380
                                                                                   ===========
TOTAL INVESTMENTS (Cost $19,556,579*)................................     95.1%     19,543,888
OTHER ASSETS AND LIABILITIES (NET)...................................      4.9       1,000,259
                                                                         -----     -----------
NET ASSETS...........................................................    100.0%    $20,544,147
                                                                         =====     ===========


---------------
* Aggregate cost for Federal tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Global Government Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS             SEPTEMBER 30, 1995
(UNAUDITED)

                                 CONTRACT TO BUY                                    NET UNREALIZED
                --------------------------------------------------                   APPRECIATION/
 EXPIRATION        LOCAL                                  VALUE IN   IN EXCHANGE   (DEPRECIATION) OF
    DATE         CURRENCY                                  U.S. $    FOR U.S. $        CONTRACT
----------------------------------------------------------------------------------------------------
10/06/95        550,000         DM .....................   384,942      373,972         $10,970
                                                           =======      =======         =======

                                 CONTRACT TO SELL                                   NET UNREALIZED
                --------------------------------------------------                   APPRECIATION/
 EXPIRATION        LOCAL                                  VALUE IN   IN EXCHANGE   (DEPRECIATION) OF
    DATE         CURRENCY                                  U.S. $    FOR U.S. $        CONTRACT
----------------------------------------------------------------------------------------------------
10/06/95          1,650,000     DM .....................  1,154,827   1,198,867        $ 44,040
10/06/95          3,870,000     FRF.....................    785,853     798,152          12,299
10/06/95         85,000,000     JPY ....................    858,548   1,016,017         157,469
                                                          ---------   ---------        --------
                                                          2,799,228   3,013,036        $213,808
                                                          =========   =========        ========
                    Net Unrealized Appreciation of Forward Foreign
                      Exchange Contracts........................................       $224,778
                                                                                       ========
       -----------------------------------------------------------------
                            ABBREVIATIONS OF CURRENCY
                              THAT ISSUE IS HELD IN:
                         AUD          Australian Dollar
                         CAD          Canadian Dollar
                         DM           German Deutschemark
                         DKK          Danish Kroner
                         ECU          European Currency Units
                         ESP          Spanish Peseta
                         FRF          French Franc
                         GBP          Great Britain Pound
                         ITL          Italian Lira
                         JPY          Japanese Yen
                         NLG          Netherlands Guilder
                         SEK          Swedish Krona
                         USD          United States Dollar
       -----------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES           SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                      NATIONS
                                                          NATIONS       NATIONS        GLOBAL
                                                          EMERGING      PACIFIC      GOVERNMENT
                                                          MARKETS        GROWTH        INCOME
                                                            FUND          FUND          FUND
                                                         --------------------------------------
ASSETS:
Investments, at value. See accompanying schedule......   $12,934,247   $25,720,839   $19,543,888
Cash..................................................     2,319,261     3,871,496       143,901
Foreign currency, at value (Cost $14,556).............        14,449            --            --
Net unrealized appreciation of forward foreign
  exchange contracts. See accompanying schedule.......            --         2,730       224,778
Dividends receivable..................................        11,028        32,058            --
Interest receivable...................................           928        11,443       656,231
Receivable for investment securities sold.............            --       115,919            --
Receivable for Fund shares sold.......................        47,961       250,589         1,036
Unamortized organization costs (Note 6)...............       118,953       122,462       119,238
Prepaid expenses and other assets.....................        14,310        18,642         2,867
                                                         -----------   -----------   -----------
     Total Assets.....................................    15,461,137    30,146,178    20,691,939
                                                         ===========   ===========   ===========
LIABILITIES:
Payable for Fund shares redeemed......................         7,926        14,939         7,926
Payable for investment securities purchased...........       387,888       722,131            --
Investment advisory fee payable (Note 2)..............        12,779        20,337        11,686
Administration fee payable (Note 2)...................         1,162         2,260         1,670
Shareholder servicing and distribution fees payable
  (Note 3)............................................           299            67            62
Transfer agent fees payable (Note 2)..................           101           157           314
Custodian fees payable (Note 2).......................         5,490         9,328         1,089
Dividends payable.....................................            --            --        87,540
Organization cost payable.............................        53,386        47,134        25,355
Accrued Directors' fees and expenses (Note 2).........         1,762         2,497         3,134
Accrued expenses and other payables...................         8,075         9,325         9,016
                                                         -----------   -----------   -----------
     Total Liabilities................................       478,868       828,175       147,792
                                                         -----------   -----------   -----------
NET ASSETS............................................   $14,982,269   $29,318,003   $20,544,147
                                                         ===========   ===========   ===========
Investments, at cost (Note 1).........................   $13,199,265   $26,156,242   $19,556,579
                                                         ===========   ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)           SEPTEMBER 30, 1995
(UNAUDITED)

                                                                                      NATIONS
                                                          NATIONS       NATIONS        GLOBAL
                                                          EMERGING      PACIFIC      GOVERNMENT
                                                          MARKETS        GROWTH        INCOME
                                                            FUND          FUND          FUND
                                                         --------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net
  investment loss)....................................  $    (1,174)  $     6,956   $        --
Accumulated net realized loss on investments sold,
  forward foreign exchange contracts and foreign
  currency transactions...............................      (43,676)      (89,559)     (115,135)
Net unrealized appreciation/(depreciation) of
  investments, forward foreign exchange contracts,
  foreign currencies and net other assets.............     (265,068)     (435,647)      204,672
Par value.............................................        1,517         3,019         2,045
Paid-in capital in excess of par value................   15,290,670    29,833,234    20,452,565
                                                        -----------   -----------   -----------
                                                        $14,982,269   $29,318,003   $20,544,147
                                                        ===========   ===========   ===========
NET ASSETS:
Trust A Shares........................................  $14,529,320   $28,726,552   $20,402,340
                                                        ===========   ===========   ===========
Investor A Shares.....................................   $   56,637    $  161,219    $   23,140
                                                        ===========   ===========   ===========
Investor C Shares.....................................   $   10,030    $   45,592    $    8,637
                                                        ===========   ===========   ===========
Investor N Shares.....................................   $  386,282    $  384,640    $  110,030
                                                        ===========   ===========   ===========
SHARES OUTSTANDING:
Trust A Shares........................................    1,471,177     2,957,866     2,031,348
                                                        ===========   ===========   ===========
Investor A Shares.....................................        5,740        16,612         2,304
                                                        ===========   ===========   ===========
Investor C Shares.....................................        1,018         4,708           860
                                                        ===========   ===========   ===========
Investor N Shares.....................................       39,208        39,706        10,955
                                                        ===========   ===========   ===========
TRUST A SHARES:
Net asset value, offering price and redemption price
  per share...........................................        $9.88         $9.71        $10.04
                                                        ===========   ===========   ===========
INVESTOR A SHARES:
Net asset value and redemption price per share........        $9.87         $9.70        $10.04
                                                        ===========   ===========   ===========
Maximum sales charge..................................         5.75%         5.75%         4.75%
Maximum offering price per share......................       $10.47        $10.29        $10.54
                                                        ===========   ===========   ===========
INVESTOR C SHARES:
Net asset value and offering price per share*.........        $9.85         $9.68        $10.04
                                                        ===========   ===========   ===========
INVESTOR N SHARES:
Net asset value and offering price per share*.........        $9.85         $9.69        $10.04
                                                        ===========   ===========   ===========

---------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995 (UNAUDITED)*

                                                                                         NATIONS
                                                               NATIONS      NATIONS      GLOBAL
                                                              EMERGING      PACIFIC     GOVERNMENT
                                                               MARKETS      GROWTH       INCOME
                                                                FUND         FUND         FUND
                                                              -----------------------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $47, $48 and
  $654, respectively)......................................   $  30,219    $  18,167    $ 319,156
Dividends (net of foreign withholding taxes of $1,853 and
  $9,367 respectively).....................................      19,419       68,657           --
                                                              ---------    ---------    ---------
     Total investment income...............................      49,638       86,824      319,156
                                                              ---------    ---------    ---------
EXPENSES:
Investment advisory fee (Note 2)...........................      29,735       42,625       34,963
Administration fee (Note 2)................................       2,703        4,736        4,995
Transfer agent fees (Note 2)...............................         152          236          471
Custodian fees (Note 2)....................................         726       10,868        2,479
Legal and audit fees.......................................       5,210        5,292        5,292
Directors' fees and expenses (Note 2)......................       2,859        5,894        4,833
Amortization of organization costs (Note 6)................       5,979        5,979        5,774
Other......................................................       3,040        3,886        1,117
                                                              ---------    ---------    ---------
     Subtotal..............................................      50,404       79,516       59,924
Shareholder servicing and distribution fees (Note 3):
  Investor A Shares........................................          24           36            7
  Investor C Shares........................................          22           61           20
  Investor N Shares........................................         362          255           66
                                                              ---------    ---------    ---------
     Total expenses........................................      50,812       79,868       60,017
                                                              ---------    ---------    ---------
NET INVESTMENT INCOME/(LOSS)...............................      (1,174)       6,956      259,139
                                                              ---------    ---------    ---------
NET REALIZED AND UNREALIZED GAIN/
 (LOSS) ON INVESTMENTS (NOTES 1 AND 4):
Realized gain/(loss) from:
  Security transactions....................................     (32,609)     (80,672)     (94,464)
  Forward foreign exchange contracts.......................     (19,654)     (36,624)    (108,993)
  Foreign currency transactions............................       8,587       27,737       88,322
                                                              ---------    ---------    ---------
Net realized loss on investments during the period.........     (43,676)     (89,559)    (115,135)
                                                              ---------    ---------    ---------
Change in unrealized appreciation/(depreciation) of:
  Securities...............................................    (265,018)    (435,403)     (12,691)
  Forward foreign exchange contracts.......................          --        2,730      224,778
  Foreign currencies and net other assets..................         (50)      (2,974)      (7,415)
                                                              ---------    ---------    ---------
Net unrealized appreciation/(depreciation) of investments
  during the period........................................    (265,068)    (435,647)     204,672
                                                              ---------    ---------    ---------
Net realized and unrealized gain/(loss) on investments.....    (308,744)    (525,206)      89,537
                                                              ---------    ---------    ---------
NET INCREASE/(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.................................   $(309,918)   $(518,250)   $ 348,676
                                                              =========    =========    =========

---------------

* The Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations
Global Government Income Fund commenced operations on June 30, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

PERIOD ENDED SEPTEMBER 30, 1995 (UNAUDITED)*

                                                                                     NATIONS
                                                       NATIONS        NATIONS         GLOBAL
                                                       EMERGING       PACIFIC       GOVERNMENT
                                                       MARKETS         GROWTH         INCOME
                                                         FUND           FUND           FUND
                                                      ----------------------------------------
Net investment income/(loss).......................   $   (1,174)    $    6,956     $  259,139
Net realized loss on investments sold, forward
  foreign exchange contracts and foreign currency
  transactions during the period...................      (43,676)       (89,559)      (115,135)
Change in unrealized appreciation/(depreciation) of
  investments, forward foreign exchange contracts,
  foreign currencies and net other assets during
  the period.......................................     (265,068)      (435,647)       204,672
                                                     -----------    -----------    -----------
Net increase/(decrease) in net assets resulting
  from operations..................................     (309,918)      (518,250)       348,676
Distributions to shareholders from net investment
  income:
     Trust A Shares................................           --             --       (258,664)
     Investor A Shares.............................           --             --           (154)
     Investor C Shares.............................           --             --            (90)
     Investor N Shares.............................           --             --           (231)
Net increase in net assets from Fund share
  transactions (Note 5):
     Trust A.......................................   14,819,814     29,233,410     20,305,801
     Investor A....................................       49,343        153,819         14,465
     Investor C....................................        1,703         38,027             99
     Investor N....................................      387,327        376,997        100,245
                                                     -----------    -----------    -----------
Net increase in net assets.........................   14,948,269     29,284,003     20,510,147
NET ASSETS:
Beginning of period................................       34,000         34,000         34,000
                                                     -----------    -----------    -----------
End of period......................................  $14,982,269    $29,318,003    $20,544,147
                                                     ===========    ===========    ===========
Undistributed net investment income/(accumulated
  net investment loss).............................   $   (1,174)    $    6,956     $       --
                                                     ===========    ===========    ===========

---------------

* The Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations
Global Government Income Fund commenced operations on June 30, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (UNAUDITED)

                                    NATIONS EMERGING              NATIONS PACIFIC         NATIONS GLOBAL GOVERNMENT
                                      MARKETS FUND                  GROWTH FUND                  INCOME FUND
                                      PERIOD ENDED                 PERIOD ENDED                 PERIOD ENDED
                                   SEPTEMBER 30, 1995*         SEPTEMBER 30, 1995**         SEPTEMBER 30, 1995***
                                -------------------------    -------------------------    -------------------------
                                  SHARES        DOLLARS        SHARES        DOLLARS        SHARES        DOLLARS
                                -------------------------------------------------------------------------------
TRUST A SHARES:
  Sold.......................    1,472,351    $14,840,039     2,975,376    $29,412,359     2,031,636    $20,317,161
  Issued as reinvestment
    of dividends.............           --             --            --             --            11            109
  Redeemed...................       (2,024)       (20,225)      (18,360)      (178,949)       (1,149)       (11,469)
                                ----------    -----------    ----------    -----------    ----------    -----------
  Net increase...............    1,470,327    $14,819,814     2,957,016    $29,233,410     2,030,498    $20,305,801
                                ==========    ===========    ==========    ===========    ==========    ===========
INVESTOR A SHARES:
  Sold.......................        5,697    $    57,668        15,772    $   153,920         1,439    $    14,311
  Issued as reinvestment
    of dividends.............           --             --            --             --            15            154
  Redeemed...................         (807)        (8,325)          (10)          (101)           --             --
                                ----------    -----------    ----------    -----------    ----------    -----------
  Net increase...............        4,890    $    49,343        15,762    $   153,819         1,454    $    14,465
                                ==========    ===========    ==========    ===========    ==========    ===========
INVESTOR C SHARES:
  Sold.......................          168    $     1,703         3,858    $    38,027             1    $        10
  Issued as reinvestment
    of dividends.............           --             --            --             --             9             89
                                ----------    -----------    ----------    -----------    ----------    -----------
  Net increase...............          168    $     1,703         3,858    $    38,027            10    $        99
                                ==========    ===========    ==========    ===========    ==========    ===========
INVESTOR N SHARES:
  Sold.......................       38,358    $   387,327        38,856    $   376,997        10,082    $   100,014
  Issued as reinvestment
    of dividends.............           --             --            --             --            23            231
                                ----------    -----------    ----------    -----------    ----------    -----------
  Net increase...............       38,358    $   387,327        38,856    $   376,997        10,105    $   100,245
                                ==========    ===========    ==========    ===========    ==========    ===========

---------------

  * The Nations Emerging Markets Fund's Trust A Shares, Investor A Shares,
    Investor C Shares and Investor N Shares commenced operations on June 30,
    1995.
 ** The Nations Pacific Growth Fund's Trust A Shares, Investor A Shares,
    Investor C Shares and Investor N Shares commenced operations on June 30,
    1995.
*** The Nations Global Government Income Fund's Trust A Shares, Investor A
    Shares, Investor C Shares and Investor N Shares commenced operations on June
    30, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (UNAUDITED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                               TRUST A        INVESTOR A       INVESTOR C       INVESTOR N
                                                               SHARES           SHARES           SHARES           SHARES
                                                             -----------     ------------     ------------     ------------
                                                               PERIOD           PERIOD           PERIOD           PERIOD
                                                                ENDED           ENDED            ENDED            ENDED
                                                             09/30/95*#       09/30/95*#       09/30/95*#       09/30/95*#
                                                             --------------------------------------------------------------
NATIONS EMERGING MARKETS FUND:
Operating performance:
Net asset value, beginning of period.....................       $10.00          $10.00           $10.00           $10.00
                                                                ------          ------           ------           ------
Net investment loss##....................................        (0.00)**        (0.01)           (0.02)           (0.02)
Net realized and unrealized loss on investments..........        (0.12)          (0.12)           (0.13)           (0.13)
                                                                ------          ------           ------           ------
Net decrease in net assets resulting from investment
  operations.............................................        (0.12)          (0.13)           (0.15)           (0.15)
                                                                ------          ------           ------           ------
Net asset value, end of period...........................        $9.88           $9.87            $9.85            $9.85
                                                                ======          ======           ======           ======
Total return++...........................................        (1.20)%         (1.30)%          (1.50)%          (1.50)%
                                                                ======          ======           ======           ======
Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's).................      $14,529          $   57           $   10           $  386
    Ratio of operating expenses to average net assets....         1.90%+          2.15%+           2.90%+           2.90%+
    Ratio of net investment loss to average net assets...        (0.03)%+        (0.28)%+         (1.03)%+         (1.03)%+
    Portfolio turnover rate..............................           10%             10%              10%              10%

---------------

 * The Nations Emerging Markets Fund Trust A, Investor A, Investor C and
   Investor N Shares commenced operations on June 30, 1995, respectively.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

                                                               TRUST A        INVESTOR A       INVESTOR C       INVESTOR N
                                                               SHARES           SHARES           SHARES           SHARES
                                                             -----------     ------------     ------------     ------------
                                                               PERIOD           PERIOD           PERIOD           PERIOD
                                                                ENDED           ENDED            ENDED            ENDED
                                                             09/30/95*#       09/30/95*#       09/30/95*#       09/30/95*#
                                                             -------------------------------------------------------------
NATIONS PACIFIC GROWTH FUND:
Operating performance:
Net asset value, beginning of period.....................       $10.00          $10.00           $10.00           $10.00
                                                                ------          ------           ------           ------
Net investment income/(loss).............................         0.01           (0.00)**         (0.02)           (0.01)
Net realized and unrealized loss on investments..........        (0.30)          (0.30)           (0.30)           (0.30)
                                                                ------          ------           ------           ------
Net decrease in net assets resulting from investment
  operations.............................................        (0.29)          (0.30)           (0.32)           (0.31)
                                                                ------          ------           ------           ------
Net asset value, end of period...........................        $9.71           $9.70            $9.68            $9.69
                                                                ======          ======           ======           ======

Total return++...........................................        (2.90)%         (3.00)%          (3.20)%          (3.10)%
                                                                ======          ======           ======           ======
Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's).................      $28,727            $161              $46             $385
    Ratio of operating expenses to average net assets....         1.70%+          1.95%+           2.70%+           2.70%+
    Ratio of net investment income/(loss) to average net
      assets.............................................         0.15%+         (0.10)%+         (0.85)%+         (0.85)%+
    Portfolio turnover rate..............................            3%              3%               3%               3%

---------------

 * The Nations Pacific Growth Fund Trust A, Investor A, Investor C and Investor
   N Shares commenced operations on June 30, 1995, respectively.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                               TRUST A        INVESTOR A       INVESTOR C       INVESTOR N
                                                               SHARES           SHARES           SHARES           SHARES
                                                             -----------     ------------     ------------     ------------
                                                               PERIOD           PERIOD           PERIOD           PERIOD
                                                                ENDED           ENDED            ENDED            ENDED
                                                              09/30/95*       09/30/95*        09/30/95*        09/30/95*
                                                             -------------------------------------------------------------
NATIONS GLOBAL GOVERNMENT INCOME FUND:
Operating performance:
Net asset value, beginning of period.....................       $10.00          $10.00           $10.00           $10.00
                                                                ------          ------           ------           ------
Net investment income....................................         0.13            0.12             0.10             0.10
Net realized and unrealized gain on investments..........         0.04            0.04             0.04             0.04
                                                                ------          ------           ------           ------
Net increase in net assets resulting from investment
  operations.............................................         0.17            0.16             0.14             0.14
Distributions:
  Dividends from net investment income...................        (0.13)          (0.12)           (0.10)           (0.10)
                                                                ------          ------           ------           ------
  Total distributions....................................        (0.13)          (0.12)           (0.10)           (0.10)
                                                                ------          ------           ------           ------
Net asset value, end of period...........................       $10.04          $10.04           $10.04           $10.04
                                                                ======          ======           ======           ======
Total return++...........................................         1.69%           1.63%            1.46%            1.46%
                                                                ======          ======           ======           ======
Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's).................      $20,402             $23               $9             $110
    Ratio of operating expenses to average net assets....         1.30%+          1.55%+           2.30%+           2.30%+
    Ratio of net investment income to average net
      assets.............................................         5.61%+          5.36%+           4.61%+           4.61%+
    Portfolio turnover rate..............................          104%            104%             104%             104%

---------------

 * The Nations Global Government Income Fund Trust A, Investor A, Investor C
   Shares and Investor N Shares commenced operations on June 30, 1995, respectively.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES.

     Nations Fund Portfolios, Inc. ("Nations Portfolios") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and consists of three separate portfolios: Nations Emerging Markets Fund ("Emerging Markets Fund"), Nations Pacific Growth Fund ("Pacific Growth Fund") and Nations Global Government Income Fund ("Global Government Income Fund") (individually a "Fund", collectively the "Funds"). Each Fund currently offers four classes of shares: Trust A Shares, Investor A Shares, Investor C Shares and Investor N Shares. The Board of Directors has authorized each Fund to issue Trust B Shares. As of September 30, 1995, no Trust B Shares have been issued. Shareholders of a Fund have equal voting rights on matters affecting all of a Fund's shareholders equally. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class, and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

     SECURITIES VALUATION: A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last available bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Debt obligations that are issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Securities for which market quotations are not readily available are valued at fair value under the supervision of the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund pays a counterparty cash for, and takes possession of, debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY TRANSACTIONS: A Fund will generally enter into forward currency exchange contracts only under two circumstances. A Fund may enter into forward currency exchange contracts when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities, but it does establish a rate of exchange that can be

NATIONS FUND PORTFOLIOS, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of a particular currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The risk exposure to counterparties is therefore monitored. A Fund may also enter into a forward currency exchange contract when NationsBank N.A. and/or Nations Gartmore Investment Management ("Nations Gartmore") believes that the currency of a particular foreign country may experience a substantial movement against another currency. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.

     Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     FOREIGN CURRENCY: The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of discounts and premiums on investments on the straight-line method, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes based upon the relative net assets of each class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income, if any, for the Emerging Markets Fund and the Pacific Growth Fund are declared and paid each calendar quarter. Dividends from net investment income for the Global Government Income Fund are declared on each day the Fund is open for business and paid monthly. Each Fund's net realized capital gains (including net short-term capital gains), unless offset by any available capital loss carryforward, are distributed to shareholders annually after the fiscal year in which they were earned. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by a Fund as a whole.

NATIONS FUND PORTFOLIOS, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     INCOME TAXES: Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES: General expenses of Nations Portfolios are allocated to each Fund based upon its net assets. Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses of Nations Portfolios not directly attributable to the operations of any class of shares or portfolio are prorated among the classes based on the relative net assets of each class.

2. INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS.

     Nations Portfolios has entered into an Investment Advisory Agreement with NationsBank, N.A. (together with its predecessors "NationsBank"), as successor to NationsBank of North Carolina, N.A., an indirect wholly-owned subsidiary of NationsBank Corporation, with respect to each Fund.

     Under the terms of this Investment Advisory Agreement, NationsBank is entitled to receive an advisory fee from the Funds at the following annual rates of the average daily net assets:

                                                                        ANNUAL RATE
                                                                        -----------
          Emerging Markets Fund.....................................        1.10%
          Pacific Growth Fund.......................................        0.90%
          Global Government Income Fund.............................        0.70%

     Nations Portfolios, on behalf of the Funds also has entered into a Sub-Investment Advisory Agreement with Nations Gartmore. Nations Gartmore is a joint venture structured as a general partnership between NB Partners Corp., a wholly owned subsidiary of NationsBank and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc.

     Under the terms of the Sub-Investment Advisory Agreement, NationsBank will pay Nations Gartmore a fee at the following annual rates of average daily net assets:

                                                                        ANNUAL RATE
                                                                        -----------
          Emerging Markets Fund.....................................        0.85%
          Pacific Growth Fund.......................................        0.70%
          Global Government Income Fund.............................        0.54%

     Stephens Inc. ("Stephens") serves as Nations Portfolios' administrator pursuant to an Administration Agreement. The Shareholder Services Group, Inc. ("TSSG"), an indirect wholly-owned subsidiary of First Data Corporation, serves as Nations Portfolio's co-administrator pursuant to a Co-Administration Agreement. Pursuant to the Administration and Co-Administration Agreements, the administrator and co-administrator are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of each Fund's average daily net assets.

     For the period ended September 30, 1995, Stephens earned $7,466 for its services.

     No officer, director or employee of NationsBank, Nations Gartmore, Stephens or TSSG, or any affiliate thereof, receives any compensation from Nations Portfolios for serving as Director or officer of Nations Portfolios. Nations Portfolios pays each Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting, attended. Nations Portfolios also reimburses expenses incurred by the Directors in attending such meetings.

NATIONS FUND PORTFOLIOS, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Each Fund's eligible Directors may participate in a nonqualified deferred compensation and retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account will be tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of the Nations Treasury Fund, a fund of Nations Fund, Inc.

     Morgan Guaranty Trust Company acts as the Funds' custodian. TSSG serves as transfer agent for the Funds' shares.

     Stephens acts as the distributor of the Funds' shares. For the period ended September 30, 1995, the Funds were informed that the distributor received $1,017, representing commission (sales charges) on sales of Investor A Shares of the Funds. A substantial portion of these fees were paid to affiliates of NationsBank. For the period ended September 30, 1995, the Funds were informed that the distributor received no contingent deferred sales charges from Investor A, Investor C and Investor N Shareholders of the Funds.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN.

     Nations Portfolios has adopted a shareholder servicing and distribution plan ("Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act for Investor A Shares of each Fund. Fees payable under the Investor A Plan may not exceed 0.25%, on an annualized basis, of the average daily net assets of the Investor A Shares of the Fund. Each Fund pays fees under the Investor A Plan directly to the distributor. Fees paid pursuant to the Investor A Plan are charged as expenses of Investor A Shares of such Fund as accrued.

     Nations Portfolios has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to Investor C Shares ("Investor C Plan") and Investor N Shares ("Investor N Plan") of each Fund. Pursuant to the Plan, each Fund pays fees directly to the distributor for certain expenses that are incurred in connection with the support and distribution of Investor C or Investor N Shares of such Fund. Payments under the Investor C Plan and Investor N Plan are accrued daily and paid monthly at a rate that will not exceed 0.75%, on an annualized basis, of the average daily net assets of the Investor C and Investor N Shares, respectively, of each Fund. Fees paid pursuant to the Investor C Plan and Investor N Plan are charged as expenses of Investor C and Investor N Shares of a Fund, respectively, as accrued.

     Nations Portfolios also has adopted a shareholder servicing plan with respect to Investor C Shares ("Investor C Servicing Plan") and Investor N Shares ("Investor N Servicing Plan") of each Fund. Under the Plan, each Fund may pay for certain shareholder support services that are provided to holders of Investor C and Investor N Shares by servicing agents that have entered into a shareholder servicing agreement with such Fund. Payments under the Investor C Servicing Plan and Investor N Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25% of the average daily net assets of the Investor C and Investor N Shares of each Fund, respectively. Fees paid pursuant to the Investor C Servicing Plan and Investor N Servicing Plan are charged as expenses of Investor C and Investor N Shares of a Fund, respectively, as accrued.

     A substantial portion of the fees paid, pursuant to the Plans described above, are paid to affiliates of NationsBank.

NATIONS FUND PORTFOLIOS, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     For the period ended September 30, 1995, the Funds incurred the following amounts pursuant to the above referenced plans:

                                                        FEES PAID PURSUANT TO
                             ---------------------------------------------------------------------------
                             INVESTOR A    INVESTOR C      INVESTOR C      INVESTOR N       INVESTOR N
                                PLAN          PLAN       SERVICING PLAN       PLAN        SERVICING PLAN
                             ---------------------------------------------------------------------------
Emerging Markets Fund.....      $ 24          $ 17            $  5            $ 271            $ 91
Pacific Growth Fund.......        36            46              15              191              64
Global Government
  Income Fund.............         7            15               5               50              16

     The chart below shows the effective rates, expressed as a percentage of average daily net assets, paid by the Funds under the shareholder servicing and distribution plans for the period ended September 30, 1995:

                             INVESTOR A    INVESTOR C      INVESTOR C      INVESTOR N       INVESTOR N
                                PLAN          PLAN       SERVICING PLAN       PLAN        SERVICING PLAN
                             ---------------------------------------------------------------------------
Emerging Markets Fund.....      0.25%         0.75%           0.25%            0.75%           0.25%
Pacific Growth Fund.......      0.25          0.75            0.25             0.75            0.25
Global Government
  Income Fund.............      0.25          0.75            0.25             0.75            0.25

4.  PURCHASES AND SALES OF SECURITIES.

     The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities and U.S. government securities, for the period ended September 30, 1995, were as follows:

                                                              PURCHASES        SALES
                                                             --------------------------
          Emerging Markets Fund...........................   $13,873,044    $   763,249
          Pacific Growth Fund.............................    26,698,697        456,127
          Global Government Income Fund...................    28,375,974     10,575,999

     The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the period ended September 30, 1995 was as follows:

                                                               PURCHASES       SALES
                                                               ------------------------
          Global Government Income Fund.....................   $6,494,625    $4,617,549

     At September 30, 1995, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:

                                                            TAX BASIS       TAX BASIS
                                                            UNREALIZED      UNREALIZED
                                                           APPRECIATION    DEPRECIATION
                                                            ---------------------------
          Emerging Markets Fund.........................     $480,015       $  745,033
          Pacific Growth Fund...........................      774,150        1,209,553
          Global Government Income Fund.................      262,127          274,818

5.  CAPITAL STOCK.

     As of September 30, 1995, 150,000,000,000 shares of $.001 par value capital stock were authorized for Nations Portfolios.

NATIONS FUND PORTFOLIOS, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6.  ORGANIZATION COSTS.

     Each Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of each Fund. In the event that any of the shares issued by a Fund to their sponsor prior to the commencement of the Fund's public offering ("initial shares") are redeemed during such amortization period, the Fund will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

7.  FOREIGN SECURITIES.

     Each Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include re-valuation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8.  SUBSEQUENT EVENT.

     As of November 1, 1995, The Shareholder Services Group, Inc. will be known as First Data Investor Services Group, Inc.

                   THE NATIONS FUND FAMILY

                   EQUITY FUNDS
                   GROWTH
                   Nations Capital Growth Fund
                   Nations Disciplined Equity Fund
                   Nations Emerging Growth Fund
                   Nations Emerging Markets Fund
                   Nations Equity Index Fund*
                   Nations International Equity Fund
                   Nations Pacific Growth Fund

                   GROWTH AND INCOME
                   Nations Balanced Assets Fund
                   Nations Equity Income Fund
                   Nations Value Fund

                   BOND FUNDS
                   INCOME
                   Nations Diversified Income Fund
                   Nations Global Government Income Fund
                   Nations Government Securities Fund
                   Nations Short-Intermediate Government Fund
                   Nations Short-Term Income Fund
                   Nations Strategic Fixed Income Fund
                   Nations Mortgage-Backed Securities Fund*

                   TAX-EXEMPT INCOME
                   Nations Florida Municipal Bond Fund
                   Nations Florida Intermediate Municipal Bond Fund Nations Georgia Municipal Bond Fund
                   Nations Georgia Intermediate Municipal Bond Fund Nations Maryland Municipal Bond Fund
                   Nations Maryland Intermediate Municipal Bond Fund Nations North Carolina Municipal Bond Fund
                   Nations North Carolina Intermediate Municipal Bond Fund Nations South Carolina Municipal Bond Fund
                   Nations South Carolina Intermediate Municipal Bond Fund Nations Tennessee Municipal Bond Fund
                   Nations Tennessee Intermediate Municipal Bond Fund Nations Texas Municipal Bond Fund
                   Nations Texas Intermediate Municipal Bond Fund
                   Nations Virginia Municipal Bond Fund
                   Nations Virginia Intermediate Municipal Bond Fund Nations Municipal Bond Fund
                   Nations Intermediate Municipal Bond Fund
                   Nations Short-Term Municipal Income Fund

                   MONEY MARKET FUNDS
                   Nations Government Money Market Fund
                   Nations Prime Fund
                   Nations Tax Exempt Fund
                   Nations Treasury Fund

                   * Trust classes only

This report is submitted for the general information of shareholders of Nations Fund Portfolios, Inc. For more detailed information about Nations Fund Portfolios, Inc., including fees and expenses, please see the prospectus and statement of additional information of Nations Fund Portfolios, Inc.

NATIONS
------- FUND --                                                    BULK RATE
                                                                  U.S. POSTAGE
PO Box 9654                                                           PAID
Providence, RI  02940-9654                                         BOSTON, MA
Toll Free 1-800-982-2271                                           PERMIT NO.
                                                                     54201





SAR6-9/95

                          NATIONS FUND PORTFOLIOS, INC.
                           FILE NO. 33-89742; 811-8982

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

               (a)(1) Statement of Assets and Liabilities of Nations Fund Portfolios, Inc. at June 27, 1995 are included in Part B, Item 23.

               (a)(2) The unaudited financial statements for the period ended September 30, 1995 for Trust A Shares, Investor A Shares, Investor C Shares and Investor N Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund are included in Part B,
                               Item 23.

               (b)             Exhibits:


       Exhibit
       Number                              Description

         1(a)         -        Articles of Incorporation, dated January 23, 1995 are incorporated by reference to the Registration Statement on Form N-1A filed on February 23, 1995.

         1(b) - Articles Supplementary, dated April 20, 1995 are incorporated by reference to Pre-Effective
                               Amendment No. 1 filed on May 9, 1995.

         2            -        By-Laws, dated January 25, 1995 are incorporated by reference to the Registration
                               Statement on Form N-1A filed on February 23, 1995.

         3            -        Not applicable

         4            -        Not applicable

         5(a)         -        Form of Advisory Agreement between Nations Fund Portfolios, Inc. and NationsBank,
                               N.A. ("Carolinas") ("NationsBank") is incorporated by reference to the
                               Registration Statement on Form N-1A filed on February 23, 1995.

         (b)          -        Form of Sub-Advisory Agreement with NationsBank on behalf of Nations Global
                               Government Income Fund, Nations Pacific Growth Fund and Nations Emerging Markets
                               Fund is incorporated by reference

                                   C-1

                               to the Registration Statement on Form N-1A filed on February 23, 1995.

         6(a)         -        Form of Distribution Agreement with Stephens Inc. on behalf of each Fund is incorporated by reference to the Registration Statement on Form N-1A filed on
                               February 23, 1995.

         (b)          -        Forms of Sales Support Agreements are incorporated by reference to the
                               Registration Statement on Form N-1A filed on February 23, 1995.

         (c)          -        Forms of Shareholder Servicing Agreements are incorporated by reference to the
                               Registration Statement on Form N-1A filed on February 23, 1995.

         7            -        Not applicable

         8            -        Form of Custodian Agreement between the Company and Morgan Guaranty Trust Company of New York is incorporated by reference to Pre-Effective Amendment No. 1 filed on
                               May 9, 1995.

         9(a)         -        Form of Transfer Agency and Registrar Agreement to be filed by Amendment

         (b)          -        Form of Administration Agreement between Stephens Inc. and Nations Fund
                               Portfolios, Inc. is incorporated by reference to the Registration Statement on
                               Form N-1A filed on February 23, 1995.

         (c)          -        Form of Co-Administration Agreement between The Shareholder Servicing Group, Inc.
                               and Nations Fund Portfolios, Inc. is incorporated by reference to the Registration
                               Statement  on Form  N-1A  filed on  February  23, 1995.

         (d)          -        Cross Indemnification Agreement between Nations Fund Portfolios, Inc., Nations
                               Fund, Inc. and Nations Fund Trust is incorporated by reference to Post-Effective
                               Amendment No. 1 filed on June 30, 1995.

         10           -        Opinion and Consent of Counsel is filed herewith

         11           -        Accountants' Consent is filed herewith

         12           -        Not applicable

         13           -        Investment Letter, incorporated by reference to Pre-Effective Amendment No. 2 filed on June 29, 1995.

         14           -        Not applicable

                                     C-2


         15(a)                 - Form of  Shareholder  Servicing  Plan,  Trust B
                               Shares  is   incorporated  by  reference  to  the
                               Registration  Statement  on Form  N-1A  filed  on
                               February 23, 1995.

         (b)          -        Form of Shareholder Servicing and Distribution Plan, Investor A Shares is
                               incorporated by reference to the Registration Statement on Form N-1A filed on
                               February 23, 1995.

         (c)          -        Form of Shareholder Servicing Plan, Investor C Shares is incorporated by reference to the Registration Statement on Form N-1A filed on February 23, 1995.

         (d)          -        Form of Distribution Plan, Investor C Shares is incorporated by reference to the
                               Registration Statement on Form N-1A filed on February 23, 1995.

         (e)          -        Form of Shareholder Servicing Plan, Investor N Shares is incorporated by reference to the Registration Statement on Form N-1A filed on February 23, 1995.

         (f)          -        Form of Distribution Plan, Investor N Shares is incorporated by reference to the
                               Registration Statement on Form N-1A filed on February 23, 1995.


         16           -        Schedule for Computation of Performance Quotations to be filed by Amendment

         17           -        Not Applicable

         18           -        Form of Plan entered into by Registrant pursuant to Rule 18f-3 under the
                               Investment Company Act of 1940 (the "1940 Act") is incorporated by reference to
                               Pre-Effective Amendment No. 1 filed on May 9, 1995.



         Item 25.              Persons Controlled by or under
                               Common Control with Registrant.

     No person is controlled by or under common control with Registrant.

         Item 26.              Number of Holders of Securities.

     As of December 12, 1995, the number of record holders of each class of securities of the Registrant was as follows:

               Title of Class                       Number of Record Holders

         Nations Global Government
         Income Fund

                   Trust A Shares                            41

                   Trust B Shares                             0

                   Investor A Shares                          8
                   Investor C Shares                          2
                   Investor N Shares                          7


         Nations Pacific Growth Fund

                   Trust A Shares                           873

                   Trust B Shares                             0

                   Investor A Shares                        134
                   Investor C Shares                          7
                   Investor N Shares                        259


         Nations Emerging Markets Fund

                   Trust A Shares                           368

                   Trust B Shares                             0

                   Investor A Shares                         87
                   Investor C Shares                          6
                   Investor N Shares                        136


         Item 27.              Indemnification.

     The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:
                                        (h) The Corporation  shall indemnify (1)
                               its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or
                               hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend
                               from   time  to    time    such      By-Laws,
                               resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

                                               (i)   To   the   fullest   extent
                               permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

                               Under the terms of the Maryland Corporation Law and the Registrant's Charter and By-Laws, incorporated by reference as Exhibits (1) and 2 hereto, provides for the indemnification of Registrant's directors and employees. Indemnification of Registrant's principal underwriter, custodian, and transfer agent is provided for, respectively, in the Registrant's:

                               1.     Administration Agreement with Stephens
                                      Inc.;
                               2.     Co-Administration Agreement with The
                                      Shareholder Services Group, Inc. ("TSSG");

                               3.     Distribution Agreement with Stephens Inc.

                               4. Custody Agreement with Morgan Guaranty Trust Company of New York

                               5. Transfer Agency and Registrar Agreement with TSSG

         Item 28.                   Business and Other Connections
                                    of Investment Adviser.

     To the knowledge of Registrant, none of the directors or officers of, NationsBank or Nations Gartmore Investment Management ("Nations Gartmore") except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of NationsBank or Nations Gartmore or other subsidiaries of NationsBank Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of NationsBank and Nations Gartmore who are engaged in any other business, profession, vocation or employment of a substantial nature.

                               (a) NationsBank performs investment advisory services for Registrant and certain other customers. NationsBank is a wholly owned subsidiary of NationsBank Corporation.


Position with                                            Other Business                 Type of
NationsBank                  Name                          Connections                 Business
CEO                        Hugh L. McColl, Jr.            CEO,                         Banking
                                                          NationsBank
                                                          Corporation

President                  Joel A. Smith, III             President,                   Banking
                                                          NationsBank, N.A.
                                                          (Carolinas)

Director                   James W. Thompson              Vice Chairman,               Banking
                                                          NationsBank
                                                          Corporation;
                                                          Chairman,
                                                          NationsBank
                                                          East; Chairman,
                                                          NationsBank, N.A.
                                                          (Carolinas); Chairman
                                                          NationsBank of
                                                          Virginia, N.A.;
                                                          Chairman,
                                                          NationsBank of
                                                          Maryland, N.A.,
                                                          and NationsBank
                                                          of D.C., N.A.

                                C-6


Director                   Gayle O. Avery                 Chairman Emeritus,           Insurance
                                                          Colonial Companies,
                                                          Inc.

Director                   F. James Becher, Jr.           President and                Financial
                                                          Chief Executive              Holding
                                                          Officer, Geneva              Company
                                                          Corporation

Director                   H.W. McKay Belk                Senior Vice                  Department
                                                          President, Belk              Store
                                                          Stores Services,
                                                          Inc.

Director                   William L. Bethea,             Partner, Bethea,             Law
                           Jr., Esq.                      Jordan & Griffin,
                                                          P.A.

Director                   J.R. Hendrick, III             President and                Automobile
                                                          Chief Executive              Dealer
                                                          Officer,
                                                          Hendrick
                                                          Automotive
                                                          Corporation

Director                   Edgar H. Lawton, Jr.           President,                   Oil
                                                          Hartsville Oil               Manu-
                                                          Mill                         facturing

Director                   Harold M. Messmer,             Chairman and                 Financial
                           Jr.                            Chief Executive              Personnel
                                                          Officer and                  Recruitment
                                                          President,
                                                          Robert Half
                                                          International,
                                                          Inc.

Director                   Dr. Joab M. Lesesne,           President,                   Education
                           Jr.                            Wofford College

Director                   Donald S. Russell,             Attorney                     Law
                           Jr., Esq.

Director                   Mrs. Minor M. Shaw             President,                   Investment
                                                          Micco Corporation

                                   C-7


Director                   William E. Simms               President,                   Insurance
                                                          Reinsurance
                                                          Division,
                                                          TransAmerica Life
                                                          Company

Director                   A. Pope Shuford                President,                   Textiles
                                                          Shuford Mills, Inc.
                                                          President, Shuford
                                                          Industries

     All of the foregoing persons may be reached c/o NationsBank North Carolina, One NationsBank Plaza, Charlotte, North Carolina 28255.

                (b) Nations Gartmore performs sub-investment advisory services for Registrant and certain other customers. Listed below are the names and principal occupation of the directors and principal executive officers of Nations Gartmore. The address for the individuals listed below is Nations Gartmore, Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England and NationsBank North Carolina, One NationsBank Plaza, Charlotte, North Carolina 28255.


                               Position with
Name                           Gartmore Capital                      Principal Occupation

Charles G. Smith IV            Chief Executive Officer               Chief Executive Officer, Nations Gartmore
                                                                     Investment Management

Simon H. Davies                Chief Investment Officer              Chief Investment Officer, Nations Gartmore
                                                                     Investment Management; Director of
                                                                     International Investments, Gartmore
                                                                     Investment Limited

James B. Sommers               Committee Member                      NationsBank Corporation
                                                                     President, NationsBank Trust

John W. Munce                  Committee Member                      Executive Vice President, NationsBank, N.A. (Carolinas)

Mark H. Williamson             Committee Member                      Senior Vice President, NationsBank, N.A. (Carolinas)

Paul Myners                    Committee Member                      Executive Chairman, Gartmore plc


                                      C-8

Andrew J. Brown                Committee Member                      Finance Director and Chairman, Gartmore Fund Managers
                                                                     International Limited, Gartmore Money
                                                                     Management Limited, Gartmore Administration
                                                                     Services Limited

David W. Watts                 Committee Member                      Chief Investment Officer, Gartmore plc


     No officer or director of Nations Fund Portfolios, Inc. is an officer, employee, director, general partner or shareholder of Nations Gartmore or any affiliate thereof.

Item 29.  Principal Underwriters.

                  (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for the Overland Express Funds, Inc., Stagecoach Inc., Stagecoach Funds, Inc. and Stagecoach Trust and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life and Annuity Term Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., the Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

                  (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc., with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file #501-15510).

                  (c)        Not applicable.

Item 30.  Location of Accounts and Records.



     (1)          NationsBank, One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as investment adviser).

     (2)          Nations Gartmore, Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England (records relating to its function as sub-investment advisor)

     (3)          Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its functions as Distributor)

     (4)          Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its functions as Administrator)

     (5)          The Shareholder Services Group, Inc., One Exchange Place, Boston, Massachusetts 02109 (records relating to its function as Co-Administrator and Transfer Agent and Registrar)

     (6)          NationsBank Texas, 1401 Elm Street, Dallas, Texas 75202 (records relating to its function as
                  Sub-Transfer Agent)



Item 31.  Management Services.

                  Not applicable.

Item 32.  Undertakings.



                  (a)        Not applicable.


                  (b)        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange
                             Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  (c)        Registrant  undertakes to hold a special meeting of its  shareholders  for the purpose of voting on the question of removal of a director or  directors  if requested in writing by the holders of at least 10%  of the Company's outstanding voting securities, and to assist in communicating  with other shareholders as  required  by  Section  16(c) of the  Investment Company Act of 1940.

                  (d)        Registrant  undertakes  to furnish  each  person to whom a prospectus  is delivered  with
                             a copy of the Registrant's   most   recent   annual   report   to shareholders upon request
                             and without charge.

                                       C-10

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 21st day of December, 1995.

                                               NATIONS FUND PORTFOLIOS, INC.

                                               By:         *
                                                    A. Max Walker
                                                    President and Chairman
                                                    of the Board of Directors

                                               By:  /s/ Richard H. Blank, Jr.
                                                    Richard H. Blank, Jr.
                                                    *Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

   SIGNATURES                        TITLE                       DATE

          *
-----------------------           President and Chairman      December  21, 1995
   (A. Max Walker)                of the Board of Directors
                                (Principal Executive Officer)

          *
------------------------                Treasurer             December  21, 1995
   (Richard H. Rose)                  Vice President
                                 (Principal Financial and
                                    Accounting Officer)

           *                             Director             December  21, 1995
(Edmund L. Benson, III)

           *                             Director             December  21, 1995
-----------------------
   (James Ermer)

           *                             Director             December  21, 1995
-----------------------
   (William H. Grigg)

           *                             Director             December  21, 1995
-----------------------
   (Thomas F. Keller)

                                         Director             December  21, 1995
  (Carl E. Mundy, Jr.)

           *                             Director             December  21, 1995
------------------------
   (Charles B. Walker)

           *                             Director             December  21, 1995
------------------------
   (Thomas S. Word)

/s/ Richard H. Blank, Jr.
   Richard H. Blank, Jr.
  *Attorney-In-Fact

                                  EXHIBIT INDEX

Exhibit
Number                                     Description

27.a         Financial Data Schedules-Emerging Markets Fund-Investor A
27.b         Financial Data Schedules-Emerging Markets Fund-Investor C
27.c         Financial Data Schedules-Emerging Markets Fund-Investor N
27.d         Financial Data Schedules-Emerging Markets Fund-Trust A
27.e         Financial Data Schedules-Global Government Income Fund-Investor A
27.f         Financial Data Schedules-Global Government Income Fund-Investor C
27.g         Financial Data Schedules-Global Government Income Fund-Investor N
27.h         Financial Data Schedules-Global Government Income Fund-Trust A
27.i         Financial Data Schedules-Pacific Growth Fund-Investor A
27.j         Financial Data Schedules-Pacific Growth Fund-Investor C
27.k         Financial Data Schedules-Pacific Growth Fund-Investor N
27.l         Financial Data Schedules-Pacific Growth Fund-Trust A


EX-99.10     Opinion and Consent of Counsel

EX-99.11     Accountants' Consent